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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

The Empire District Electric Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which the transaction applies: Common stock, $1.00 par value, of The Empire District Electric Company ("Common Stock")
(2)	Aggregate number of securities to which the transaction applies:
43,984,195 shares of Common Stock, which consists of: (a) 43,737,418 shares of Common Stock issued and outstanding as of March 1, 2016, (b) 20,411 shares of Common Stock issuable on the vesting of time-based restricted stock awards outstanding as of March 1, 2016, (c) 67,500 shares of Common Stock issuable on the vesting of performance-based restricted stock awards outstanding as of March 1, 2016 and (d) 158,866 shares of Common Stock underlying our director stock units outstanding as of March 1, 2016.
(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee of $150,593.09 was determined by multiplying 0.0001007 by the maximum aggregate value of the transaction of $1,495,462,630. Solely for purposes of calculating the registration fee, the maximum aggregate value of the transaction was calculated as the sum of: (a) 43,737,418 shares of Common Stock issued and outstanding as of March 1, 2016, multiplied by $34.00, (b) 20,411 shares of Common Stock issuable on the vesting of time-based restricted stock awards outstanding as of March 1, 2016, multiplied by $34.00 and (c) 67,500 shares of Common Stock issuable on the vesting of performance-based restricted stock awards outstanding as of March 1, 2016, multiplied by $34.00 and (d) 158,866 shares of Common Stock underlying director stock units outstanding as of March 1, 2016, multiplied by $34.00.
	(4)	Proposed maximum aggregate value of the transaction: $1,495,462,630
	(5)	Total fee paid: $150,593.09
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION DATED MARCH 29, 2016

THE EMPIRE DISTRICT ELECTRIC COMPANY
602 S. Joplin Avenue
Joplin, Missouri 64801

[      ], 2016

Dear Shareholder:

        You are cordially invited to attend a special meeting of the shareholders of The Empire District Electric Company ("Empire") to be held on [        ], 2016, at [        ] at [      ], local time. The enclosed proxy statement is dated [        ], 2016, and, together with the accompanying form of proxy card, is first being mailed to the shareholders of Empire on or about [          ], 2016.

        At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of February 9, 2016, which is referred to as the merger agreement, by and among The Empire District Electric Company, Liberty Utilities (Central) Co. ("Liberty Central") (an indirect subsidiary of Algonquin Power & Utilities Corp. ("Algonquin")) and Liberty Sub Corp. ("Merger Sub"), a wholly owned direct subsidiary of Liberty Central. Pursuant to the terms of the merger agreement, Merger Sub will merge with and into Empire, and Empire will survive the merger and become a wholly owned direct subsidiary of Liberty Central. You will also be asked to consider and vote on (i) a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting and (ii) a nonbinding, advisory proposal to approve compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

        If the merger contemplated by the merger agreement is completed and you own shares of Empire's common stock as of the effective time of the merger, you will be entitled to receive consideration equal to $34.00 in cash, without interest and less any applicable withholding taxes, for each share of Empire's common stock that you own.

        The value to Empire's shareholders of $34.00 per share represents a premium of (i) approximately 50% to the closing price of Empire's common stock on the New York Stock Exchange on December 10, 2015, which was the last trading day prior to the date there was a public news report that Empire was exploring a potential sale, and (ii) approximately 21% to the closing price of Empire's common stock on the New York Stock Exchange on February 8, 2016, which was the last trading day prior to the execution of the merger agreement.

        Empire's Board of Directors (the "Board"), after considering factors more fully described in the enclosed proxy statement, has unanimously determined that the terms of the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of Empire and its shareholders, has declared advisable the merger agreement and has adopted and approved the merger agreement and the transactions contemplated by the merger agreement, including the merger. The Board recommends that you vote "FOR" the approval of the merger agreement, "FOR" the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting and "FOR" the nonbinding, advisory proposal to approve compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

        The enclosed proxy statement provides detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. The proxy statement also describes the actions and determinations of the Board in connection with its evaluation of the merger agreement and the merger. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety. You may also obtain more information about Empire from documents we file with the Securities and Exchange Commission from time to time.

        Whether or not you plan to attend the special meeting in person, please complete, sign, date and return, as promptly as possible, the accompanying proxy card in the accompanying prepaid reply envelope or grant your proxy electronically through the internet or by telephone. If you attend the special meeting and vote in person by ballot, your vote will revoke any proxy that you have previously submitted. If you hold your shares in "street name," you should instruct your broker how to vote in accordance with the voting instruction form you will receive from your bank, broker or other nominee.

        Your vote is very important regardless of the number of shares that you own. We cannot complete the merger unless the proposal to adopt the merger agreement is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Empire's common stock. The failure of any shareholder to vote in person by ballot at the special meeting, to submit a signed proxy card or to grant a proxy electronically through the internet or by telephone will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement.

        If you have any questions or need assistance voting your shares of Empire's common stock, please contact Morrow & Co., LLC, our proxy solicitor, by calling (800) 206-5879 (toll-free).

        On behalf of the Board, we thank you for your support and appreciate your consideration of this matter.

Sincerely,
Bradley P. Beecher President and Chief Executive Officer	D. Randy Laney Chairman of the Board of Directors

        Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION DATED MARCH 29, 2016

THE EMPIRE DISTRICT ELECTRIC COMPANY
602 S. Joplin Avenue
Joplin, Missouri 64801

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Your Vote is Very Important. Please Vote Your Shares Promptly.

To the Holders of Common Stock:

        Notice is hereby given that a special meeting of shareholders of The Empire District Electric Company ("Empire"), a Kansas corporation, will be held on [                        ], 2016, at [            ] at [        ], local time, for the following purposes:

        1.     To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated as of February 9, 2016, which is referred to as the merger agreement, by and among Empire, Liberty Utilities (Central) Co. (an indirect subsidiary of Algonquin Power & Utilities Corp.) and Liberty Sub Corp., a wholly owned direct subsidiary of Liberty Utilities (Central) Co., as it may be amended from time to time (a copy of the merger agreement is attached as Annex A to the proxy statement accompanying this notice);

        2.     To consider and vote on any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting, which is referred to as the adjournment proposal;

        3.     To consider and vote on a nonbinding, advisory proposal to approve compensation that will or may become payable by Empire to its named executive officers in connection with the merger; and

        4.     To transact any other business that may properly come before the special meeting or any adjournment or postponement of the special meeting.

        The affirmative vote of the holders of a majority of the outstanding shares of Empire's common stock is required to adopt the merger agreement. Approval of the adjournment proposal, whether or not a quorum is present, requires the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Empire's common stock entitled to vote. Approval, by nonbinding, advisory vote, of compensation that will or may become payable by Empire to its named executive officers in connection with the merger requires the affirmative vote of a majority of the votes cast by the holders of outstanding shares of Empire's common stock entitled to vote.

        The failure of any shareholder of record to submit a signed proxy card, grant a proxy electronically through the internet or by telephone or to vote in person by ballot at the special meeting will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement, but will not have any effect on the adjournment proposal and the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger. If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement but will not have any effect on the adjournment proposal and the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger. Abstentions will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement, but will not have any effect on the adjournment proposal and will not have any effect on the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

        Only shareholders of record as of the close of business on [                        ], 2016, are entitled to notice of the special meeting and to vote at the special meeting or at any adjournment or postponement thereof.

        Empire's Board of Directors recommends that you vote "FOR" the approval of the merger agreement, "FOR" the adjournment of the special meeting, if necessary or appropriate, and "FOR" the nonbinding, advisory proposal regarding compensation that will or may become payable by Empire to its named executive officers in connection with the merger. In considering the recommendation of Empire's Board of Directors, shareholders of Empire should be aware that members of Empire's Board of Directors and its executive officers have agreements and arrangements that provide them with interests in the merger that may be deemed to be in addition to or different from those of Empire's shareholders. For further information regarding those interests, see "The Merger—Interests of the Directors and Executive Officers of Empire in the Merger" in the proxy statement accompanying this notice.

        Any stockholder of Empire who does not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of such stockholder's shares of common stock of Empire if such stockholder delivers a demand for appraisal before the vote is taken on the merger agreement and complies with all the other requirements of Kansas law, which are summarized in the accompanying proxy statement and reproduced in their entirety in Annex C to the accompanying proxy statement.

Joplin, Missouri
Dated: [    ], 2016

Dale W. Harrington Secretary

YOUR VOTE IS IMPORTANT

        WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) BY TELEPHONE, (2) THROUGH THE INTERNET OR (3) BY MARKING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before the special meeting. If you hold your shares in "street name" through a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by that bank, broker or other nominee, which is considered the shareholder of record, in order to vote. As a beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote the shares in your account. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the merger agreement, without your instructions.

        If you fail to return your proxy card, grant your proxy electronically through the internet or by telephone or vote by ballot in person at the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. If you are a shareholder of record, voting in person by ballot at the special meeting will revoke any proxy that you previously submitted. If you hold your shares of our common stock in "street name" through a bank, broker or other nominee, you must obtain from that record holder a valid "legal" proxy issued in your name in order to vote in person at the special meeting.

        We encourage you to read the accompanying proxy statement and its annexes carefully and in their entirety, as well as the documents we file from time to time with the Securities and Exchange Commission, including our definitive Proxy Statement, dated March 18, 2016, in connection with our 2016 annual meeting of shareholders, our Annual Report on Form 10-K for the year ended December 31, 2015. If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of common stock, please contact our proxy solicitor:

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
Shareholders call toll-free: (800) 206-5879
Banks and brokers call collect: (800) 662-5200

i

Annexes
Annex A	Agreement and Plan of Merger, dated as of February 9, 2016, by and among The Empire District Electric Company, Liberty Utilities (Central) Co. and Liberty Sub Corp.	A-1
Annex B	Opinion of Moelis & Company LLC, dated February 9, 2016	B-1
Annex C	Section 17-6712 of the Kansas General Corporation Code	C-1
Annex D	Guarantee made by Algonquin Power & Utilities Corp. in favor of The Empire District Electric Company	D-1

ii

Summary

        This summary highlights selected information from this proxy statement related to the merger of Liberty Sub Corp. with and into The Empire District Electric Company, which we refer to as the merger, and may not contain all of the information that is important to you. To understand the merger more fully and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement, the annexes to this proxy statement and the documents we file from time to time with the U.S. Securities and Exchange Commission, which we refer to as the SEC, including our definitive Proxy Statement, dated March 18, 2016, in connection with our 2016 annual meeting of shareholders and our Annual Report on Form 10-K for the year ended December 31, 2015. The merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement, which is the legal document that governs the merger, in its entirety.

        Except as otherwise specifically noted in this proxy statement, "The Empire District Electric Company," "Empire," "we," "our," "us" and similar words in this proxy statement refer to The Empire District Electric Company, including, in certain cases, its subsidiaries. Throughout this proxy statement, we refer to Liberty Utilities (Central) Co. as "Liberty Central" and Liberty Sub Corp. as "Merger Sub." In addition, throughout this proxy statement, we refer to the Agreement and Plan of Merger, dated as of February 9, 2016, as it may be amended from time to time, by and among Empire, Liberty Central and Merger Sub as the "merger agreement." Also, throughout this proxy statement, we refer to Empire's board of directors as the "Board."

The Special Meeting (page [    ])

Date, Time and Place

        We will hold a special meeting of the shareholders of Empire on [            ], 2016, which we refer to as the special meeting, at [            ] at [      ], local time.

Record Date; Shares Entitled to Vote

        You are entitled to vote at the special meeting if you owned shares of common stock, $1.00 par value, of Empire, which is referred to as our common stock or Empire common stock, at the close of business on [            ], 2016, which we refer to as the record date. You will have one vote at the special meeting for each share of our common stock you owned at the close of business on the record date.

Purpose

        At the special meeting, we will ask our shareholders to vote on proposals (i) to adopt the merger agreement, (ii) to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting, which we sometimes refer to as the adjournment proposal and (iii) to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

Quorum

        As of the record date, there were [            ] shares of our common stock outstanding and entitled to vote at the special meeting. The presence, either in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting will constitute a quorum at the special meeting. As a result, in order to have a quorum at the special meeting, [            ] shares of our common stock must be represented by shareholders present, in person or represented by proxy, at the special meeting.

Required Vote

        The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to adopt the merger agreement. Approval of the adjournment proposal, whether or not a quorum is present, requires the affirmative vote of a majority of the votes cast by the holders of outstanding shares of our common stock at the special meeting. Approval, by nonbinding, advisory vote, of compensation that will or may become payable by Empire to its named executive officers in connection with the merger requires the affirmative vote of a majority of the votes cast by the holders of outstanding shares of our common stock at the special meeting.

Share Ownership of Our Directors and Executive Officers

        As of March 1, 2016, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 292,383 shares of our common stock, representing approximately 0.67% of the outstanding shares of our common stock.

Voting and Proxies

        Any Empire shareholder of record entitled to vote at the special meeting may submit a proxy by returning a signed proxy card by mail or voting electronically through the internet or by telephone or may vote in person by appearing at the special meeting. If you are a beneficial owner and hold your shares of our common stock in "street name" through a broker, bank or other nominee, you should instruct your broker, bank or other nominee on how you wish to vote your shares of our common stock using the voter instruction form provided by your broker, bank or other nominee. Under applicable rules, brokers, banks or other nominees have the discretion to vote on routine matters, but the proposals to be voted on at the special meeting and described in this proxy statement are non-routine matters. Therefore, brokers, banks and other nominees cannot vote on these proposals without your instructions. Accordingly, it is important that you cast your vote or instruct your broker, bank or nominee on how you wish to vote your shares of our common stock.

        If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by submitting a new proxy electronically through the internet or by telephone after the date of the earlier submitted proxy, signing another proxy card with a later date and returning it to us prior to the special meeting or attending the special meeting and voting in person. If you hold your shares of our common stock in "street name," you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a valid "legal" proxy from your bank, broker or other nominee.

Parties Involved in the Merger (page [    ])

The Empire District Electric Company

        The Empire District Electric Company, a Kansas corporation organized in 1909, is an operating public utility engaged in the generation, purchase, transmission, distribution and sale of electricity in parts of Missouri, Kansas, Oklahoma and Arkansas. As part of our electric segment, we also provide water service to three towns in Missouri. The Empire District Gas Company ("EDG") is our wholly owned subsidiary engaged in the distribution of natural gas in Missouri. Our other segment consists of our fiber optics business.

        The shares of our common stock are currently listed on the New York Stock Exchange, which we refer to as the NYSE, under the symbol "EDE".

Algonquin Power & Utilities Corp.

        Algonquin Power & Utilities Corp. ("Algonquin") is a C$5 billion North American diversified generation, transmission and distribution utility. The Algonquin distribution group provides rate regulated water, electricity and natural gas utility services to approximately 560,000 customers in the United States. The Algonquin generation group owns a portfolio of North American based contracted wind, solar, hydroelectric and natural gas powered generating facilities representing more than 1,100 MW of installed capacity. The Algonquin transmission group invests in rate regulated electric transmission and natural gas pipeline systems in the United States and Canada. Common shares and preferred shares of Algonquin are traded on the Toronto Stock Exchange under the symbols AQN, AQN.PR.A and AQN.PR.D.

Liberty Utilities (Central) Co.

        Liberty Central is a direct wholly owned subsidiary of Liberty Utilities Co., which itself is an indirect wholly owned subsidiary of Algonquin and an intermediate holding company for all of Algonquin's rate-regulated electric, natural gas and water utilities across the United States. Liberty Central was formed in anticipation of the merger to serve, following the merger, as a regional holding company for Empire, its subsidiaries and, subject to receipt of any regulatory approvals required in connection with such internal reorganization, the distribution utility operations of Liberty Utilities' operating in the central United States.

Liberty Sub Corp.

        Merger Sub is a Kansas corporation and a direct wholly owned subsidiary of Liberty Central. Liberty Central formed Merger Sub solely for the purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement, including the merger. Merger Sub has not conducted any business operations except in furtherance of this purpose and activities incident to its formation. Upon completion of the merger, Merger Sub will cease to exist.

Effect of the Merger (page [    ])

        Upon the terms and subject to the conditions of the merger agreement, at the effective time of the merger, Merger Sub will merge with and into Empire, with Empire continuing as the surviving corporation. As a result of the merger, Empire will become a direct, wholly owned subsidiary of Liberty Central, and our common stock will no longer be publicly traded. In addition, our common stock will be delisted from the NYSE and deregistered under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Therefore, after the merger, we will no longer file periodic reports with the SEC on account of our common stock. If the merger is completed, you will not own any shares of the capital stock of the surviving corporation.

        The time at which the merger becomes effective, which we refer to as the effective time of the merger, will occur upon the filing of the certificate of merger with respect to the merger, which we refer to as the certificate of merger, with the Secretary of State of the State of Kansas in accordance with the Kansas General Corporation Code, which we refer to as the "KGCC," or at such later time as we, Liberty Central and Merger Sub may agree and specify in the certificate of merger.

Effect on Empire if the Merger is Not Completed (page [    ])

        If the merger agreement is not adopted by Empire's shareholders or if the merger is not completed for any other reason, Empire's shareholders would not receive any payment for their shares of common stock. Instead, Empire would remain an independent public company, and our common stock would continue to be listed and traded on the NYSE and registered under the Exchange Act. Accordingly, we would continue to file periodic reports with the SEC on account of our common stock.

        If the merger agreement is terminated under specified circumstances, Empire may be required to pay Liberty Central a termination fee or may be entitled to receive a termination fee from Liberty Central. See "—Termination Fees" and "Proposal 1: Approval of the Merger Agreement—Effect of Termination and Termination Fees—Empire Termination Fees."

Merger Consideration (page [    ])

        In the merger, each share of our common stock that is issued and outstanding immediately prior to the effective time of the merger (other than shares of common stock owned by us as treasury stock, if any, shares of common stock owned by our wholly owned subsidiaries, if any, and shares of common stock owned directly or indirectly by Algonquin Power & Utilities Corp. (the "Guarantor") or its subsidiaries and shares of common stock owned by shareholders who have perfected and not withdrawn a demand for appraisal rights with respect to such shares of common stock) will be canceled and retired and converted automatically into the right to receive $34.00 in cash, without interest and less any applicable withholding taxes, which we refer to as the per-share merger consideration.

        After the merger is completed, under the terms of the merger agreement, you will have the right to receive the per-share merger consideration, but you will no longer have any rights as an Empire shareholder.

Recommendation of the Board and Reasons for the Merger (page [    ])

        The Board, after considering the factors described in "The Merger—Recommendation of the Board and Reasons for the Merger," has unanimously determined that the terms of the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of Empire and its shareholders, has declared advisable the merger agreement and has adopted and approved the merger agreement and the transactions contemplated by the merger agreement, including the merger. The Board recommends that you vote "FOR" the approval of the merger agreement, "FOR" the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting and "FOR" the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

Opinion of Moelis & Company LLC (page [    ])

        Moelis & Company LLC, which we refer to as "Moelis", was retained by Empire to act as its financial advisor in connection with the proposed merger. In connection with the merger, the Board received a written opinion, dated February 9, 2016, from Moelis as to the fairness, from a financial point of view and as of the date of such opinion, of the per-share merger consideration to be received by holders of Empire common stock. The full text of Moelis' written opinion, dated February 9, 2016, which sets forth the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. Holders of Empire common stock are encouraged to read Moelis' written opinion carefully and in its entirety. Moelis' opinion was provided for the use and benefit of the Board (in its capacity as such) in its evaluation of the merger. Moelis' opinion is limited to the fairness, from a financial point of view, of the per-share merger consideration and does not address Empire's underlying business decision to effect the merger or the relative merits of the merger as compared to any alternative business strategies or transactions that might be available with respect to Empire. Moelis' opinion does not constitute a recommendation to any stockholder of Empire as to how such stockholder should vote or act with respect to the merger or any other matter.

        Further, Empire agreed to pay Moelis a fee equal to a percentage of the consideration to be paid to Empire's equity holders (including amounts payable to holders of options, warrants and convertible securities) plus assumed debt, one-quarter of which ($3.424 million) was paid in connection with the delivery of its opinion (regardless of the conclusion reached therein), one-quarter of which becomes payable upon the approval of the merger by the stockholders of Empire, and the remainder becomes payable upon completion of the merger. Based on the consideration to be paid to Empire's equity holders, plus the assumed debt as of December 31, 2015, the estimated aggregate amount of the fees payable to Moelis is $13.695 million.

Interests of the Directors and Executive Officers of Empire in the Merger (page [    ])

        When considering the recommendation of the Board that you vote "FOR" the approval of the merger agreement, you should be aware that Empire's executive officers and directors may have interests in the merger that may be deemed to be in addition to or different from your interests as a shareholder. The Board was aware of and considered these interests to the extent such interests existed at that time, among other matters, in evaluating and negotiating the merger agreement, in approving the merger agreement and the merger and in recommending that the merger agreement be adopted by the shareholders of Empire. Those interests include the following:

  •
  cancellation and conversion of vested and unvested Empire equity-based awards into the right to receive cash, at (or following) the effective time of the merger;

  •
  entitlement of each executive officer to receive payments and benefits under his or her change-in-control severance agreement if there is an "involuntary" or a "voluntary" termination of the executive officer's employment with Empire during a specified period following the effective time of the merger;

  •
  pursuant to the merger agreement, indemnification from the surviving corporation for each current and former director, officer or employee of Empire and its subsidiaries for liabilities for acts or omissions occurring at or prior to the effective time of the merger and the surviving corporation's requirement to maintain directors' and officers' and fiduciary liability insurance policies for six years following the effective time of the merger, subject to certain limitations on the amount of premiums payable under such policies, see "Proposal 1: Approval of the Merger Agreement—Indemnification, Exculpation and Insurance;" and

  •
  pursuant to the merger agreement, the agreement by Liberty Central to (i) appoint the current members of the board of directors of Empire to the board of directors of Liberty Central at closing, (ii) appoint the current chief executive officer of Empire as chief executive officer of Liberty Central after closing, and (iii) following the closing, cause the governance and nominating committee of the board of directors of the Guarantor to consider current members of the board of directors of Empire for vacancies on the Guarantor's board of directors.

        If the proposal to adopt the merger agreement is approved by our shareholders, the shares of our common stock held by our directors and executive officers will be treated in the same manner as the outstanding shares of our common stock held by all other shareholders of Empire entitled to receive the per-share merger consideration.

Appraisal Rights (page [    ])

        Under the KGCC, our shareholders that do not vote for the adoption of the merger agreement have the right to seek appraisal of the fair value of their shares of common stock in cash as determined by the applicable district court in Kansas, but only if they comply fully with all of the applicable requirements of the KGCC, which are summarized in this proxy statement. Any appraisal amount determined by the court could be more than, the same as, or less than the value of the merger consideration. Any shareholder intending to exercise appraisal rights must, among other things, submit a written demand for appraisal to us before the vote on the adoption of the merger agreement and must not vote or otherwise submit a proxy in favor of adoption of the merger agreement. Failure to follow the procedures specified under the KGCC will result in the loss of appraisal rights. Because of the complexity of the KGCC relating to appraisal rights, if you are considering exercising your appraisal rights, we encourage you to seek promptly the advice of your own legal and financial advisors. See "Appraisal Rights," as well as Annex C, for additional information about these matters.

United States Federal Income Tax Consequences of the Merger (page [    ])

        The exchange of shares of our common stock for cash pursuant to the merger will be a taxable transaction to U.S. holders (as defined in "The Merger—United States Federal Income Tax Consequences of the Merger") for United States federal income tax purposes. In general, a U.S. holder will recognize taxable gain or loss, measured by the difference, if any, between the amount of cash received by the holder in the merger, and the adjusted tax basis of our common stock surrendered in exchange therefor. A non-U.S. holder (as defined in "The Merger—United States Federal Income Tax Consequences of the Merger") generally will not be subject to United States federal income tax on the exchange of shares of our common stock for cash pursuant to the merger but may be subject to United States backup withholding unless the non-U.S. holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding. Shareholders should read "The Merger—United States Federal Income Tax Consequences of the Merger" below. Shareholders should also consult their tax advisors to determine the particular tax consequences to them (including the application and effect of any United States federal non-income, state, local and non-United States tax laws) of the merger.

Regulatory Approvals Required for the Merger (page [    ])

        To complete the merger, Empire must obtain approvals or consents from, or make filings with, a number of U.S. federal and state regulatory authorities. The required regulatory approvals, consents and filings in connection with the merger include, without limitation, the following:

  •
  the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and its related rules and regulations, which we refer to as the "HSR Act";

  •
  authorization from the Federal Energy Regulatory Commission, which we refer to as the "FERC," pursuant to the Federal Power Act, which we refer to as the "FPA";

  •
  approval by the Committee on Foreign Investment in the United States, which we refer to as "CFIUS," meaning either (i) receipt of written notice issued by CFIUS that it has completed its review or investigation without action or recommendation to suspend or prohibit the merger or (ii) (a) the President of the United States of America has announced a decision not to take any action to suspend or prohibit the closing of the merger after receiving a CFIUS report requesting the President's decision or (b) the President has not, within fifteen calendar days of receiving a CFIUS report, announced a decision to take any action to block, suspend or otherwise prevent the closing of the merger;

  •
  approvals by the Arkansas Public Service Commission, the Kansas Corporation Commission, the Missouri Public Service Commission and the Oklahoma Corporation Commission; and

  •
  pre-approvals of license transfers with the Federal Communications Commission.

Legal Proceedings Regarding the Merger (page [    ])

        On March 24, 2016, a purported shareholder of Empire filed a complaint styled as a class action lawsuit in the District Court for the 3rd Judicial District, in and for Shawnee County, Kansas. The case caption for the lawsuit is as follows:

  •
  Adrienne Halberstam v. The Empire District Electric Company, Kenneth Allen, Bradley Beecher, Ross Hartley, Randy Laney, Bonnie Lind, Thomas Mueller, Thomas Ohlmacher, Paul Portney, Herbert Schmidt, C. James Sullivan, Liberty Utilities (Central) Co., Liberty Sub Corp., and Algonquin Power & Utilities Corp., which we refer to as the Halberstam complaint.

        The Halberstam complaint alleges that the Board breached its fiduciary duties in agreeing to the merger agreement and seeks to enjoin the merger and alleges that Empire, Algonquin, Liberty Central and Merger Sub aided and abetted such alleged breaches.

        The outcome of the lawsuit cannot be predicted with any certainty. A preliminary injunction could delay or jeopardize the completion of the merger, and an adverse judgment granting permanent injunctive relief could indefinitely enjoin completion of the merger. All of the defendants believe that the claims asserted against them in the lawsuit are without merit.

Financing of the Merger (page [    ])

        Liberty Central intends to finance the payment of the aggregate cash purchase price of the merger and related expenses at the closing of the merger with a combination of some or all of the following:

  •
  net proceeds of the first instalment paid in respect of the sale in March 2016 by an indirect parent of Liberty Central of C$1,150,000,000 aggregate principal amount of 5.00% convertible unsecured subordinated debentures represented by instalment receipts that are convertible into common shares of Algonquin Power & Utilities Corp., the ultimate parent of Liberty Central (Algonquin), which is referred to as the "Offering;"

  •
  net proceeds of any subsequent bond or other debt offerings;

  •
  amounts drawn under the Acquisition Credit Facilities (as defined below) and Algonquin's existing revolving credit facilities; and

  •
  existing cash on hand and other sources available to Algonquin.

        Algonquin expects that the Offering substantially fulfills its common equity requirement for the closing of the merger. With respect to any preferred equity and bond or other debt offerings, which may occur prior to or following closing of the merger, Algonquin currently intends to focus on preferred equity and bond or other debt financings, denominated principally in U.S. dollars in order to provide a currency hedge.

        For purposes of financing the cash purchase price of the Acquisition, on February 9, 2016, Algonquin accepted a commitment letter from Canadian Imperial Bank of Commerce, The Bank of Nova Scotia, JP Morgan Chase Bank, N.A., and Wells Fargo Bank, National Association, providing for non-revolving unsecured term credit facilities in favor of Algonquin in an aggregate amount of US$1.6 billion (the "Acquisition Credit Facilities"). The Acquisition Credit Facilities consist of (i) a senior unsecured bridge facility in an aggregate principal amount of up to US$535 million, repayable in full on the first anniversary following its advance, and a (ii) senior unsecured bridge facility in an aggregate principal amount of up to US$1.065 billion, repayable in full on the first anniversary following its advance.

        Algonquin is required to effect reductions or make prepayments of the Acquisition Credit Facilities in an amount equal to the net cash proceeds from the issuance of any indebtedness, common equity, or any other equity (including hybrid equity securities), or from any non-ordinary course asset sales or dispositions, in each case by Algonquin or any of its subsidiaries, subject to certain prescribed exceptions and certain other prescribed transactions. Net proceeds of the first instalment under the Offering have been applied to permanently reduce the commitments of the lenders under the Acquisition Credit Facilities. Furthermore, net proceeds from any such additional offerings, including the net proceeds of the final instalment under the Offering, or from any such issuances or non-ordinary course asset sales or dispositions, will be applied to permanently reduce the commitments of the lenders under the Acquisition Credit Facilities or to repay the Acquisition Credit Facilities after they are drawn.

Treatment of Equity Awards (page [    ])

        Pursuant to the merger agreement, at the effective time of the merger, equity awards held by Empire's current and former employees and directors will be treated as set forth below.

  •
  each outstanding time-vested restricted stock award will be canceled and converted into the right to receive a lump-sum cash payment equal to the product of (i) the merger consideration, without interest, multiplied by (ii) the product of (1) the total number of shares of Empire's common stock underlying such time-vested restricted stock award, multiplied by (2) the ratio equal to (x) the number of months through the closing date of the merger (rounding a fraction of a month to the next higher number of whole months) in the restricted period under such time-vested restricted stock award, divided by (y) the total number of months in the restricted period under such time-vested restricted stock award;

  •
  each outstanding performance-based restricted stock award will be canceled and converted into the right to receive a lump-sum cash payment equal to the product of (i) the merger consideration, without interest, multiplied by (ii) the total number of shares of Empire's common stock that would be earned for performance at target over the performance period under such performance-based restricted stock award; and

  •
  each outstanding common stock unit granted under Empire's director stock unit plan will be canceled and converted into the right to receive an amount in cash equal to the merger consideration, payment of which amount shall be made at the time elected or provided pursuant to the terms and conditions of such director stock unit, together with interest at the "U.S. Prime Rate" as quoted by the Wall Street Journal from the effective time until the date of payment of such amount.

No Solicitation of Competing Proposals (page [            ])

        Empire has agreed that it will not, and will cause its affiliates not to, and will use reasonable efforts to cause any of Empire's or its affiliates' representatives not to, directly or indirectly solicit, initiate or knowingly encourage, induce or facilitate any (or any inquiry or proposal that would reasonably be expected to lead to any) proposal or offer with respect to any competing proposal (as defined in "Proposal 1: Approval of the Merger Agreement—No Solicitation of Competing Proposals").

        Additionally, Empire has agreed that it will not directly or indirectly participate in any discussions or negotiations regarding, furnish any nonpublic information to a third party regarding, or cooperate with any third party in any way with respect to, any competing proposal or any inquiry or proposal that would reasonably be expected to lead to a competing proposal.

        Empire and its affiliates have agreed to cease and terminate any existing discussions or negotiations with any persons conducted prior to the execution of the merger agreement regarding a competing proposal, request the prompt return or destruction of all confidential information previously furnished to any such persons or their representatives and immediately terminate all access to data previously granted to any such person or their representatives.

        Nevertheless, at any time prior to obtaining the required shareholder approval, if Empire receives a written competing proposal that does not result from a breach (other than an immaterial breach) of Empire's nonsolicitation obligations described above, and the Board determines in good faith that the competing proposal is, or could reasonably be expected to lead to, a superior proposal (as defined in "Proposal 1: Approval of the Merger Agreement—No Solicitation of Competing Proposals"), Empire and its representatives may furnish information to the person making the competing proposal pursuant to a customary confidentiality agreement (no less restrictive, in the aggregate, than the confidentiality agreement entered into with the Guarantor) and participate in discussions regarding the terms of the competing proposal, including terms of a definitive agreement with respect to the competing proposal. In addition, Empire may grant a waiver, amendment or release under any confidentiality or standstill agreement to the extent necessary to allow a third party to make a confidential competing proposal.

Change in Board Recommendation (page [            ])

        Subject to the following paragraph, the Board will not change its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement. In addition, subject to certain exceptions in the merger agreement, the Board may not, and may not publicly propose to, authorize, permit, approve or recommend, or allow Empire or any of its affiliates to enter into, any contract that is or that would reasonably be expected to lead to, any competing proposal, or that requires, or would reasonably expected to cause, Empire to abandon or terminate the merger agreement.

        The Board may change its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement in response to (i) the receipt of a superior proposal or (ii) any material fact, circumstance, effect, change, event or development that is unknown to or by the Board as of the date of the merger agreement (or if known, the magnitude or material consequences of which were not known or understood by the Board as of the date of the merger agreement) and that becomes known to or by the Board prior to obtaining the required shareholder approval, if the Board determines in good faith, after consultation with outside legal counsel, that the failure to change its recommendation would reasonably likely be inconsistent with the Board's fiduciary duties, subject to informing Liberty Central of its proposed decision to change its recommendation and giving Liberty Central three business days to respond to such decision, including by proposing changes to the merger agreement.

Conditions to the Closing of the Merger (page [            ])

        The following conditions must be satisfied or waived, as permitted by the merger agreement, before the parties may close the merger:

  •
  the affirmative vote of the holders of a majority of the outstanding shares of our common stock in favor of the proposal to adopt the merger agreement;

  •
  all required regulatory approvals having been obtained and remaining in full force and effect and, unless waived by Liberty Central, such approvals shall not, individually or in the aggregate, have or be reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of Liberty Utilities Co. (the direct parent of Liberty Central) and its subsidiaries (including for such purpose, Empire and its subsidiaries), taken as a whole;

  •
  the absence of any preliminary, temporary or permanent law or judgment of a governmental entity that prevents, makes illegal or prohibits the closing of the merger;

  •
  the accuracy of the representations and warranties of Empire contained in the merger agreement (other than representations and warranties of Empire relating to capital structure) shall be true and correct (without giving effect to any materiality standards provided in such representations and warranties) as of the effective time of the merger (except to the extent expressly made as of an earlier date), except where the failure of any such representation or warranty to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect (as defined in "Proposal 1: Approval of the Merger Agreement—Representations and Warranties");

  •
  the accuracy of the representations and warranties of Empire contained in the merger agreement relating to capital structure shall be true and correct as of the effective time of the merger (except to the extent expressly made as of an earlier date), except where the failure of any such representation or warranty to be true and correct would be de minimis;

  •
  Empire's performance in all material respects of all material covenants and agreements required to be performed by Empire under the merger agreement at or prior to the effective time of the merger;

  •
  since the date of the merger agreement, no fact, circumstance, effect, change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect shall have occurred and be continuing;

  •
  Liberty Central shall have received a certificate signed by an executive officer of Empire certifying that the conditions set forth in the four immediately preceding bullets have been satisfied;

  •
  the accuracy of the representations and warranties of Liberty Central and Merger Sub contained in the merger agreement shall be true and correct (without giving effect to any materiality standards provided in such representations and warranties) as of the effective time of the merger (except to the extent expressly made as of an earlier date), except where the failure of any such representation or warranty to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a material and adverse effect on the ability of Liberty Central or Merger Sub to consummate, and would not reasonably be expected to prevent or materially impede, interfere with or delay Liberty Central's or Merger Sub's consummation of, the merger;

  •
  Liberty Central's and Merger Sub's performance in all material respects of all material covenants and agreements required to be performed by them under the merger agreement at or prior to the effective time of the merger; and

  •
  Empire shall have received a certificate signed by an executive officer of Liberty Central certifying that the conditions set forth in the two immediately preceding bullets have been satisfied.

Termination of the Merger Agreement (page [            ])

        Liberty Central and Empire may mutually agree to terminate the merger agreement before the closing of the merger, even after receipt of the required shareholder approval.

        In addition, either Liberty Central or Empire may terminate the merger agreement if:

  •
  the effective time of the merger has not occurred prior to 5:00 p.m. New York City time on February 9, 2017, subject to an automatic six-month extension to August 9, 2017, if, prior to February 9, 2017, all of the closing conditions, except for either or both of the regulatory approval closing condition or the legal restraint closing condition, have been satisfied or waived, except if the failure to close the merger by such date is the result of a breach of the merger agreement by the party attempting to terminate the merger agreement;

  •
  a legal restraint is permanent (rather than preliminary or temporary) and has become final and non-appealable, provided that the entry of such legal restraint or the failure of such legal restraint to be removed is neither the result of nor has been materially contributed to by the failure of the terminating party to comply with any of its obligations under the merger agreement;

  •
  the required shareholder approval is not obtained at the special meeting (including any adjournments thereof); or

  •
  there has been a breach of the merger agreement by the other party or there is an inaccuracy of any representation or warranty of the other party contained in the merger agreement, which breach or inaccuracy would cause the failure of certain closing conditions and is incapable of being cured during the time period set forth in the merger agreement or, if curable, is not cured during the applicable cure period.

        Liberty Central may also terminate the merger agreement prior to obtaining the required shareholder approval if the Board changes its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement. Empire may also terminate the merger agreement prior to obtaining the required shareholder approval if the Board changes its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement, provided that (i) Empire pays to Liberty Central the applicable termination fee required by the merger agreement, and (ii) solely in the case of a termination due to a recommendation change as the result of a superior proposal, Empire enters into an acquisition agreement with respect to such superior proposal.

        In addition, Empire may terminate the merger agreement in the event that applicable closing conditions have been satisfied or waived and Liberty Central then fails to close the merger because Liberty Central does not have the necessary financing to close the merger.

Termination Fees (page [            ])

        The terms of the merger agreement provide that Empire must pay Liberty Central a termination fee of $53,000,000, if either Empire or Liberty Central terminates the merger agreement:

  •
  because the Board changes its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement; or

  •
  in certain other circumstances relating to a competing proposal.

        For further information regarding the Empire termination fee, see "Proposal 1: Approval of the Merger Agreement—Effect of Termination and Termination Fees—Empire Termination Fees".

        The terms of the merger agreement also provide that Liberty Central must pay Empire a termination fee of $65,000,000, if:

  •
  subject to certain conditions, the merger agreement is terminated because (i) all of the required regulatory approvals have not been obtained by the end date, (ii) a final, non-appealable legal restraint related to the receipt of a required regulatory approval prevents, makes illegal or prohibits the closing of the merger, or (iii) Liberty Central materially breaches its obligations with respect to obtaining the required regulatory approvals; or

  •
  Empire terminates the merger agreement because Liberty Central fails to close the merger at the time Liberty Central otherwise is required to do so because Liberty Central does not have the necessary financing to close the merger.

        For further information regarding the Liberty Central termination fee, see "Proposal 1: Approval of the Merger Agreement—Effect of Termination and Termination Fees—Liberty Central Termination Fees".

Employee Matters (page [            ])

        From the effective time of the merger until the second anniversary of the effective time of the merger, Liberty Central will, and will cause the surviving corporation to, provide each employee of Empire and its subsidiaries who is not covered by a collective bargaining agreement and whose employment continues following the effective time of the merger with (i) a base salary or wage rate that is no less favorable than that provided to such employee immediately prior to the effective time of the merger, (ii) aggregate incentive compensation opportunities that are substantially comparable, in the aggregate, to those provided to such employee immediately prior to the effective time of the merger and (iii) employee benefits that are substantially comparable, in the aggregate, to those provided to such employee immediately prior to the effective time of the merger. For a period of three years after the expiration of that two-year period, Liberty Central will, and will cause the surviving corporation or its other affiliates to, treat such continuing employees with respect to the payment of base salary or wage rate, incentive compensation opportunities, employee benefits and severance benefits no less favorably in the aggregate than similarly situated employees of Liberty Central and its affiliates.

        From the effective time of the merger until the third anniversary of the effective time of the merger, Liberty Central will not, and will cause the surviving corporation to not, terminate or amend in any manner that is materially adverse to the participants therein certain benefit plans maintained by Empire and set forth in the confidential disclosure schedules to the merger agreement. For a period of three years after the third anniversary of the effective time of the merger, Liberty Central will, or will cause the surviving corporation to, treat retirees of Empire and its subsidiaries with respect to the provision of post-retirement welfare benefits no less favorably than similarly situated retirees of Liberty Central and its affiliates.

        In addition, Liberty Central will, and will cause the surviving company to, honor all collective bargaining agreements in accordance with their terms, provided that this commitment will not be construed to limit the ability of Liberty Central or Empire to amend or terminate any such collective bargaining agreement to the extent permitted by its terms and applicable law.

Governance Matters (page [            ])

        The merger agreement requires Liberty Central (i) to maintain Empire's headquarters in Joplin, Missouri, (ii) to make Joplin, Missouri the headquarters for all of Liberty Central's and its distribution utility affiliates' operations in the surrounding geographic region, (iii) to appoint the current members of the board of directors of Empire to the board of directors of Liberty Central at closing, (iv) to appoint the current chief executive officer of Empire as chief executive officer of Liberty Central at closing, (v) following the closing, to cause the governance and nominating committee of the board of directors of the Guarantor to consider current members of the board of directors of Empire for vacancies on the Guarantor's board of directors, (vi) to operate Empire and its subsidiaries under the "Empire District" brand for a period of at least five years and (vii) to maintain Empire's historic levels of community involvement and charitable contributions and support in Empire's existing service territories.

Algonquin Guarantee (page [            ])

        In connection with the merger agreement, the Guarantor executed and delivered in favor of Empire a guarantee, dated February 9, 2016, which we refer to as the guarantee in this proxy statement, pursuant to which the Guarantor unconditionally and irrevocably guarantees the full and prompt payment and performance, when due, of all obligations of Liberty Central and Merger Sub under the merger agreement. See "The Merger—Algonquin Guarantee" of this proxy statement for additional information with respect to the guarantee.

Market Prices and Dividend Data (page [            ])

        The closing price of our common stock on the NYSE on December 10, 2015, which was the last trading day prior to the date on which there was a public news report that Empire was exploring a potential sale, was $22.65 per share. The closing price of our common stock on the NYSE on February 8, 2016, which was the last trading day prior to the execution of the merger agreement, was $28.04 per share. On March 28, 2016, the latest practicable trading day before the printing of this proxy statement, the closing price of our common stock on the NYSE was $32.86 per share.

        Under the terms of the merger agreement, Empire may continue to declare and pay, but is not required to declare and pay, quarterly cash dividends on a schedule consistent with our past practice, but without increase in the amount per share. In addition, under the terms of the merger agreement, Empire may declare and pay, but is not required to declare and pay, a "stub period" dividend immediately prior to the effective time of the merger in an amount equal to the last quarterly dividend declared and paid by Empire prior to the effective time of the merger, prorated for the period of time between the record date for such dividend and the effective time of the merger.

        Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

Questions and Answers

        The following questions and answers are intended to address some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that may be important to you as an Empire shareholder. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement, including our definitive Proxy Statement, dated March 18, 2016, in connection with our 2016 annual meeting of shareholders and our Annual Report on Form 10-K for the year ended December 31, 2015.

Q:
Why am I receiving these materials?

A:
The Board is furnishing this proxy statement and form of proxy card to the holders of our common stock in connection with the solicitation of proxies to be voted at a special meeting or at any adjournments or postponements of the special meeting.

Q:
When and where is the special meeting?

A:
The special meeting will take place on [            ], 2016, at [            ] at [            ], local time.

Q:
Who is entitled to vote at the special meeting?

A:
Only Empire shareholders of record as of the close of business on the record date—[            ], 2016—are entitled to notice of, and to vote at, the special meeting or at any adjournment or postponement thereof. Each holder of our common stock is entitled to cast one vote on each matter properly brought before the special meeting for each share of our common stock that such holder owned as of the record date.

Q:
May I attend the special meeting and vote in person?

A:
Yes. All shareholders as of the record date may attend the special meeting and vote in person. Seating will be limited. Shareholders of record will need to present a form of personal identification to be admitted to the special meeting. If you hold your shares in "street name"

  through a bank, broker or other nominee, you will need to present proof of ownership of our common stock, such as a recent bank or brokerage account statement, and a form of personal identification to be admitted to the special meeting. If proof of ownership is not presented, you will be required to sign an affidavit attesting to ownership of Empire shares in "street name" through a bank, broker or other nominee. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the special meeting.

  Even if you plan to attend the special meeting in person, we encourage you to complete, sign, date and return the accompanying proxy card or vote electronically over the internet or via telephone to ensure that your shares will be represented at the special meeting. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. If you hold your shares of our common stock in "street name" because you are not the shareholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid "legal" proxy from your bank, broker or other nominee.

  For directions to the Special Meeting, see "Directions To The Special Meeting."

Q:
What am I being asked to vote on at the special meeting?

A:
You are being asked to vote on the following proposals:

•
To adopt the merger agreement;

•
To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; and

•
To approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

Q:
What is the merger and what effects will it have on Empire?

A:
The merger is the acquisition of Empire by Liberty Central pursuant to the merger agreement. If the merger agreement is adopted by the requisite number of holders of our common stock and the other closing conditions under the merger agreement are satisfied or waived, Merger Sub will merge with and into Empire, with Empire continuing as the surviving corporation. As a result of the merger, Empire will become an indirect, wholly owned subsidiary of Liberty Central, and our common stock will no longer be publicly traded. In addition, our common stock will be delisted from the NYSE and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of our common stock.

Q:
What will I receive if the merger is completed?

A:
Upon completion of the merger, you will be entitled to receive the per-share merger consideration, which is $34.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock that you own, unless you have properly exercised and not withdrawn your appraisal rights under the KGCC with respect to such shares.

  Following the merger, your shares of our common stock will be canceled, and you will not own shares in the surviving corporation.

Q:
How does the per-share merger consideration compare to the market price of Empire common stock prior to the public announcement of the merger agreement?

A:
The per-share merger consideration represents a premium of (i) approximately 50% to the closing price of our common stock on the NYSE on December 10, 2015, which was the last trading day prior to the date that there was a public news report that Empire was exploring a potential sale and (ii) approximately 21% to the closing price of our common stock on the NYSE on February 8, 2016, which was the last trading day prior to the execution of the merger agreement.

Q:
What do I need to do now?

A:
We encourage you to read this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement carefully and consider how the merger affects you. Then complete, sign, date and return, as promptly as possible, the accompanying proxy card in the accompanying reply envelope or grant your proxy electronically through the internet or by telephone, so that your shares of our common stock can be voted at the special meeting. If you hold your shares in "street name," please refer to the voting instruction forms provided by your bank, broker or other nominee to vote your shares. Please do not send your stock certificates with your proxy card.

Q:
Should I send in my stock certificates now?

A:
No. After the merger is completed, under the terms of the merger agreement, you will receive shortly thereafter a letter of transmittal instructing you to send your stock certificates to the paying agent in order to receive the cash payment of the per-share merger consideration for each share of our common stock represented by your stock certificates. You should use the letter of transmittal to exchange your stock certificates for the cash payment to which you are entitled upon completion of the merger. Please do not send in your stock certificates now.

Q:
What happens if I sell or otherwise transfer my shares of Empire common stock after the record date but before the special meeting?

A:
The record date is earlier than the date of the special meeting and the date the merger is expected to be completed. If you sell or transfer your shares of our common stock after the record date but before the special meeting, unless special arrangements (such as the provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares of our common stock and each of you notifies Empire in writing of such special arrangements, you will transfer the right to receive the per-share merger consideration to such person if the merger is completed, but you will retain the right to vote those shares at the special meeting. Even if you sell or otherwise transfer your shares of our common stock after the record date, we encourage you to complete, date, sign and return the accompanying proxy card or vote via the internet or telephone.

Q:
How does Empire's Board of Directors recommend that I vote?

A:
The Board, after considering the factors described under "The Merger—Recommendation of the Board and Reasons for the Merger," unanimously determined that the terms of the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of Empire and its shareholders, has declared advisable the merger agreement and has adopted and approved the merger agreement and the transactions contemplated by the merger agreement, including the merger.

  The Board recommends that you vote "FOR" the approval of the merger agreement, "FOR" the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting and "FOR" the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

Q:
What happens if the merger is not completed?

A:
If the merger agreement is not adopted by Empire's shareholders or if the merger is not completed for any other reason, Empire's shareholders would not receive any payment for their shares of common stock. Instead, Empire would remain an independent public company, and our common stock would continue to be listed and traded on the NYSE and registered under the

  Exchange Act. Accordingly, we would continue to file periodic reports with the SEC on account of our common stock.

  The terms of the merger agreement provide that Empire must pay Liberty Central a termination of $53,000,000, if either Empire or Liberty Central terminates the merger agreement:

  •
  because the Board changes its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement; or

  •
  in certain other circumstances relating to a competing proposal.

  For further information regarding the Empire termination fee, see "Proposal 1: Approval of the Merger Agreement—Effect of Termination and Termination Fees—Empire Termination Fees".

  The terms of the merger agreement also provide that Liberty Central must pay Empire a termination fee of $65,000,000, if:

  •
  subject to certain conditions, the merger agreement is terminated because (i) all of the required regulatory approvals have not been obtained by the end date, (ii) a final, non-appealable legal restraint related to the receipt of a required regulatory approval prevents, makes illegal or prohibits the closing of the merger, or (iii) Liberty Central materially breaches its obligations with respect to obtaining the required regulatory approvals; or

  •
  Empire terminates the merger agreement because Liberty Central fails to close the merger at the time Liberty Central otherwise is required to do so because Liberty Central does not have the necessary financing to close the merger.

  For further information regarding the Liberty Central termination fee, see "Proposal 1: Approval of the Merger Agreement—Effect of Termination and Termination Fees—Liberty Central Termination Fees".

Q:
Do any of Empire's directors or officers have interests in the merger that may differ from those of Empire shareholders generally?

A:
Yes. In considering the recommendation of the Board with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that may be deemed to be in addition to or different from the interests of our shareholders generally. The Board was aware of and considered these interests to the extent such interests existed at that time, among other matters, in evaluating and negotiating the merger agreement and the merger, in approving the merger agreement and the merger, and in recommending that the merger agreement be adopted by the shareholders of Empire. For a description of the interests of our directors and executive officers in the merger, see "The Merger—Interests of the Directors and Executive Officers of Empire in the Merger."

Q:
What vote is required to adopt the merger agreement?

A:
The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to adopt the merger agreement.

The failure of any shareholder of record to submit a signed proxy card, grant a proxy electronically through the internet or by telephone or to vote in person by ballot at the special meeting will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. Abstentions will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement

  As of the record date, there were [            ] shares of our common stock outstanding and entitled to be vote at the special meeting. Each holder of our common stock is entitled to one vote per share of our common stock owned by such holder as of the record date.

Q:
What vote is required to approve the adjournment proposal and to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger?

A:
Approval of the adjournment proposal, whether or not a quorum is present, requires the affirmative vote of a majority of the votes cast by the holders of outstanding shares of our common stock. Approval, by nonbinding, advisory vote, of compensation that will or may become payable by Empire to its named executive officers in connection with the merger requires the affirmative vote of a majority of the votes cast by the holders of outstanding shares of our common stock.

  The failure of any shareholder of record to submit a signed proxy card, grant a proxy electronically through the internet or by telephone or to vote in person by ballot at the special meeting will not have any effect on the adjournment proposal or the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger. If you hold your shares in "street name," the failure to instruct your bank, broker or other nominee how to vote your shares will not have any effect on the adjournment proposal or the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger. Abstentions are not considered votes cast and will not have any effect on the adjournment proposal or the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

Q:
What is a quorum?

A:
As of the record date, there were [            ] shares of our common stock outstanding and entitled to vote at the special meeting. The presence, either in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting will constitute a quorum at the special meeting. As a result, in order to have a quorum at the special meeting, [            ] shares of our common stock must be represented by shareholders present in person or by proxy at the special meeting.

Q:
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
If your shares of our common stock are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered, with respect to those shares, to be the "shareholder of record." In that case, Empire has sent this proxy statement and your proxy card to you.

If you hold your shares of our common stock through a bank, broker or other nominee, you are considered the "beneficial owner" of such shares held in "street name." In that case, your bank, broker or other nominee, who is considered, with respect to those shares, to be the shareholder of record, has forwarded this proxy statement to you. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by completing the voting instruction form provided by your bank, broker or other nominee. You are also invited to attend the special meeting. However, because you are not the shareholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid "legal" proxy from your bank, broker or other nominee.

Q:
How can I vote?

A:
If you are a shareholder of record (that is, if your shares of our common stock are registered in your name with our transfer agent, Wells Fargo Shareowner Services), there are four ways to vote:

•
By attending the special meeting and voting in person by ballot;

•
By visiting the internet at the address on your proxy card;

•
By calling toll-free (within the U.S. or Canada) at the phone number on your proxy card; or

•
By completing, dating, signing and returning the accompanying proxy card in the accompanying prepaid reply envelope.

  A control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares of common stock, and to confirm that your voting instructions have been properly recorded when voting electronically through the internet or by telephone. Please be aware that, although there is no charge for voting your shares, if you vote electronically through the internet or by telephone, you may incur costs such as telephone and internet access charges for which you will be responsible.

  Even if you plan to attend the special meeting in person, you are strongly encouraged to vote your shares of common stock by proxy. If you are a shareholder of record or if you obtain a valid "legal" proxy to vote shares which you beneficially own, you may still vote your shares of our common stock in person at the special meeting even if you have previously voted by proxy. If you are present at the special meeting and vote in person, your previous vote by proxy will not be counted.

  If you hold your shares of our common stock in "street name" through a broker, bank or other nominee, you may vote through your broker, bank or other nominee by completing and returning the voting instruction form provided by your broker, bank or other nominee, or electronically through the internet or by telephone through your broker, bank or other nominee. To vote via the internet or via telephone through your broker, bank or other nominee, you should follow the instructions on the voting instruction form provided by your broker, bank or nominee. In addition, if you hold your shares of our common stock in "street name" through a broker, bank or other nominee, you may not vote your shares in person at the special meeting unless you request and obtain a valid "legal" proxy from your bank, broker or other nominee.

Q:
As a participant in The Empire District Electric Company Employee 401(k) Plan and ESOP, how do I vote shares held in my plan account?

A:
If you are a participant in The Empire District Electric Company Employee 401(k) Plan and ESOP, you have the right to direct the plan trustee how to vote the shares credited to your plan account. Your voting directions must be made in the form and at the time prescribed by the plan trustee or its designee. The plan trustee will follow participants' voting directions unless otherwise required by applicable law. If you elect not to provide voting directions to the plan trustee or fail to do so on a timely basis, the plan trustee will vote the shares allocated to your plan account in the same proportion as the shares held by the plan for which the plan trustee has received voting directions from other plan participants, unless it determines that it is required to vote the shares in another manner in order to comply with its fiduciary responsibilities to plan participants. Because the plan trustee must process voting instructions from participants before the date of the special meeting, you must deliver your voting directions no later than [    ], 2016.

Q:
If my broker holds my shares in "street name," will my broker vote my shares for me?

A:
No. Your bank, broker or other nominee will only be permitted to vote your shares on any proposal if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares of our common stock. Without instructions, your shares of our common stock will not be voted, which will have the same effect as if you voted "AGAINST" the approval of the merger agreement but will have no effect on the adjournment proposal or the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

Q:
What is a broker non-vote?

A:
A broker non-vote occurs when shares of our common stock held by a broker, bank or other nominee are present in person or by proxy at a shareholders meeting but such broker, bank or other nominee has not been instructed by the beneficial owner of such shares how to vote on a particular proposal and the broker does not have discretionary voting power on such proposal. Because brokers, banks and other nominees do not have discretionary voting power with respect to any of the three proposals to be voted on at the special meeting, if a beneficial owner of shares of our common stock held in "street name" does not give voting instructions to the broker, bank or other nominee, those shares will not be counted as present in person or by proxy at the special meeting. As a result, it is expected that there will not be any broker non-votes in connection the special meeting.

  The failure to issue voting instructions to your broker, bank or other nominee will have no effect on the outcome of the adjournment proposal or the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger. However, if you fail to issue voting instructions to your broker, bank or other nominee with respect to the proposal to adopt the merger agreement, it will have the same effect as a vote "AGAINST" such proposal.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•
Submitting a new proxy electronically through the internet or by telephone after the date of the earlier submitted proxy;

•
Signing another proxy card with a later date and returning it to us prior to the special meeting; or

•
Attending the special meeting and voting in person.

  If you hold your shares of common stock in "street name," you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a valid "legal" proxy from your bank, broker or other nominee.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a "proxy," to vote your shares of our common stock. The written document describing the matters to be considered and voted on at the special meeting is called a "proxy statement." The document used to designate a proxy to vote your shares of our common stock is called a "proxy card." The Board has designated

  Bradley P. Beecher (the President and Chief Executive Officer of Empire), Laurie A. Delano (the Vice President-Finance and Chief Financial Officer) and Dale W. Harrington (the Secretary), and each of them individually, with full power of substitution, as proxies for the special meeting.

Q:
If a shareholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to vote, the individuals named on the accompanying proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the internet or telephone process or the proxy card, you may specify whether your shares should be voted "FOR" or "AGAINST" or to abstain from voting on each of the specific items of business to come before the special meeting.

  If you properly sign and return your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted "FOR" the approval of the merger agreement, "FOR" the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting and "FOR" the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction form. For example, if you hold your shares of our common stock in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold your shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the internet or telephone with respect to) each proxy card and voting instruction form that you receive.

Q:
Who will count the votes?

A:
The votes will be counted by the independent inspector of election appointed for the special meeting.

Q:
Where can I find the voting results of special meeting?

A:
We intend to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the special meeting. All reports that Empire files with the SEC are publicly available when filed. See "Where You Can Find More Information."

Q:
What are the United States federal income tax consequences of the exchange of Empire common stock for cash pursuant to the merger?

A:
The exchange of shares of our common stock for cash pursuant to the merger will be a taxable transaction to U.S. holders (as defined in "The Merger—United States Federal Income Tax Consequences of the Merger") for United States federal income tax purposes. In general, a U.S. holder will recognize taxable gain or loss, measured by the difference, if any, between the amount of cash received by the holder in the merger, and the adjusted tax basis of our common stock surrendered in exchange therefor. A non-U.S. holder (as defined in "The Merger—United States Federal Income Tax Consequences of the Merger") generally will not be subject to United States federal income tax on the exchange of shares of our common stock for cash pursuant to the merger but may be subject to United States backup withholding unless the non-U.S. holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding. Shareholders should read "The Merger—United States Federal Income Tax Consequences of the Merger" below. Shareholders should also consult their tax advisors to determine the particular tax consequences to them (including the application and effect of any United States federal non-income, state, local and non-United States tax laws) of the merger.

Q:
What will the holders of Empire equity awards receive in the merger?

A:
As described under "Proposal 1: Approval of the Merger Agreement—Terms of the Merger—Treatment of Equity Awards," at the effective time of the merger:

•
each outstanding time-vested restricted stock award will be canceled and converted into the right to receive a lump-sum cash payment equal to the product of (i) the merger consideration, without interest, multiplied by (ii) the product of (1) the total number of shares of Empire's common stock underlying such time-vested restricted stock award, multiplied by (2) the ratio equal to (x) the number of months through the closing date of the merger (rounding a fraction of a month to the next higher number of whole months) in the restricted period under such time-vested restricted stock award, divided by (y) the total number of months in the restricted period under such time-vested restricted stock award;

•
each outstanding performance-based restricted stock award will be canceled and converted into the right to receive a lump-sum cash payment equal to the product of (i) the merger consideration, without interest, multiplied by (ii) the total number of shares of Empire's common stock that would be earned for performance at target over the performance period under such performance-based restricted stock award; and

•
each outstanding common stock units granted under Empire's director stock unit plan will be canceled and converted into the right to receive an amount in cash equal to the merger consideration, payment of which amount shall be made at the time elected or provided pursuant to the terms and conditions of such director stock unit, together with interest at the "U.S. Prime Rate" as quoted by the Wall Street Journal from the effective time until the date of payment of such amount.

Q:
When do you expect the merger to be completed?

A:
We currently expect to complete the merger in the first quarter of 2017. However, the exact timing of completion of the merger cannot be predicted because the merger is subject to specified conditions, including approval of the merger agreement by our shareholders and the receipt of regulatory approvals.

Q:
Am I entitled to exercise appraisal rights under the KGCC instead of receiving the per-share merger consideration for my shares of common stock?

A:
Yes. As a shareholder, you are entitled to exercise appraisal rights under the KGCC in connection with the merger if you take all of the actions required under the KGCC to do so and meet certain conditions, including the requirement that you do not vote in favor of adoption of the merger agreement. See "Appraisal Rights."

Q:
What is householding and how does it affect me?

A:
The SEC permits companies to send a single set of proxy materials to any household at which two or more shareholders reside, unless contrary instructions have been received, but only if the applicable company provides advance notice and follows certain procedures. Unless we have received contrary instructions, we may send a single copy of this proxy statement and notice to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household would continue to receive a separate proxy card. This process reduces the volume of duplicate information received at your household and helps to reduce our expenses.

  If you would like to receive your own set of our disclosure documents, follow the instructions described below. Similarly, if you share an address with another shareholder, and together both of you would like to receive only a single set of our disclosure documents, follow these instructions.

  If your shares are registered in your own name, please contact us at our executive offices at the following address: Investor Relations Department, The Empire District Electric Company, 602 S. Joplin Avenue, Joplin, Missouri, 64801, to inform us of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

Q:
Who can help answer my questions?

A:
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of common stock, please contact our proxy solicitor:

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
Shareholders call toll-free: (800) 206-5879
Banks and brokers call collect: (800) 662-5200

Forward-Looking Statements

        Certain matters discussed in this proxy statement are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about beliefs, expectations, estimates, projections, goals, forecasts, assumptions, risks and uncertainties, are forward-looking statements. Forward-looking statements are often characterized by the use of words such as "believes," "estimates," "expects," "projects," "may," "intends," "plans," "anticipates," "pro forma," "predicts," "seeks," "could," "would," "will," "can," "continue" or "potential" and the negative of these terms or other comparable or similar terminology or expressions. The forward-looking statements in this proxy statement include, without limitation, statements relating to Liberty Central's proposed acquisition of Empire, shareholder and regulatory approvals, the completion of the proposed transaction and our financial forecasts. These statements reflect Empire's management's current beliefs and are based on information currently available to Empire management. Forward-looking statements involve significant risk, uncertainties and assumptions. Certain factors or assumptions have been applied in drawing the conclusions contained in the forward-looking statements (some of which may prove to be incorrect). Empire cautions readers that a number of factors could cause actual results, performance or achievement to differ materially from the results discussed or implied in the forward-looking statements. Important factors that could cause actual results, performance and achievements to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to the following: (i) the risk that Empire may be unable to obtain shareholder approval for the proposed transaction or that Liberty Central or Empire may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the proposed transaction; (ii) the risk that a condition to the closing of the proposed transaction may not be satisfied; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; or could otherwise cause the failure of the merger to close; (iv) the failure of Liberty Central or Algonquin to obtain any financing necessary to complete the merger; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Empire and others relating to the merger agreement; (vi) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Empire that could interfere with the proposed merger; (vii) the timing to consummate the proposed transaction; (viii) disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees, regulators or suppliers; (ix) the diversion of management time and attention on the transaction; (x) the amount of costs, fees, expenses and charges related to the merger; (xi) the effect and timing of changes in laws or in governmental regulations (including environmental laws and regulations) that could adversely affect our participation in the merger; and (xii) other factors discussed or referred to in the "Certain Financial Forecasts Prepared by the Management of Empire" section below, the "Risk Factors" or "Forward Looking Statements" sections of Empire's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and in subsequently filed Forms 10-Q and 8-K.

        There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should be considered carefully and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this proxy statement speaks only as of the date of the particular statement. For additional information with respect to certain of the risks or factors, reference should be made to Empire's filings with the SEC. Except as required by law, Empire disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The Special Meeting

        The accompanying proxy is solicited on behalf of the Board for use at the special meeting or at any adjournment or postponement thereof.

Date, Time and Place

        We will hold the special meeting on [        ], 2016, at [        ] at [      ], local time.

Purpose of the Special Meeting

        At the special meeting, we will ask our shareholders to vote on proposals (i) to adopt the merger agreement, (ii) to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting and (iii) to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

Record Date; Shares Entitled to Vote; Quorum

        Only Empire shareholders of record as of the close of business on the record date ([      ], 2016) are entitled to notice of, and to vote at, the special meeting or at any adjournment or postponement thereof.

        As of the record date, there were [            ] shares of our common stock outstanding and entitled to be vote at the special meeting. Each holder of our common stock is entitled to one vote per share of our common stock owned by such holder as of the record date.

        The presence, either in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting will constitute a quorum at the special meeting. As a result, in order to have a quorum at the special meeting, [            ] shares of our common stock must be represented by shareholders present in person or by proxy at the special meeting. In the event that a quorum is not present at the special meeting, it is expected that the meeting will be adjourned to solicit additional proxies.

Vote Required; Abstentions and Broker Non-Votes

        The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to adopt the merger agreement.

        Approval of the adjournment proposal, whether or not a quorum is present, requires the affirmative vote of a majority of the votes cast by the holders of outstanding shares of our common stock at the special meeting. Approval, by nonbinding, advisory vote, of compensation that will or may become payable by Empire to its named executive officers in connection with the merger requires the affirmative vote of a majority of the votes cast by the holders of outstanding shares of our common stock at the special meeting.

        If an Empire shareholder abstains from voting, the abstention will have the same effect as if the shareholder voted "AGAINST" the proposal to adopt the merger agreement but will not have any effect on the adjournment proposal or the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger. We expect that there will not be any broker non-votes in connection with the special meeting.

Shares Held by Empire's Directors and Executive Officers

        As of March 1, 2016, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 292,383 shares of our common stock, representing approximately 0.67% of the outstanding shares of our common stock.

Voting of Proxies

        If your shares of our common stock are registered in your name with our transfer agent, Wells Fargo Shareowner Services, you may cause your shares to be voted by returning a signed proxy card, or you may vote in person at the special meeting. Additionally, you may submit electronically through the internet or by phone a proxy authorizing the voting of your shares by following the instructions on your proxy card. You must have the accompanying proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically through the internet or by telephone. Based on your proxy cards or internet and telephone proxies, the proxy holders will vote your shares according to your directions.

        If you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the meeting. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to attend the special meeting in person. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

        Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the shareholder. Properly executed proxies that do not contain voting instructions will be voted "FOR" approval of the merger agreement, "FOR" the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting and "FOR" the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

        If you hold your shares of our common stock in "street name" through a broker, bank or other nominee, you may vote through your broker, bank or other nominee by completing and returning the voting instruction form provided by your broker, bank or other nominee, or by the internet or telephone through your broker, bank or other nominee. To vote via the internet or telephone through your broker, bank or other nominee, you should follow the instructions on the voting instruction form provided by your broker, bank or other nominee. If you do not return your bank's, broker's or other nominee's voting instruction form, do not vote via the internet or telephone through your broker, bank or other nominee, if possible, or do not attend the special meeting and vote in person with a proxy from your broker, bank or other nominee, it will have the same effect as if you voted "AGAINST" the proposal to adopt the merger agreement but will not have any effect on the adjournment proposal or the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

The Empire District Electric Company Employee 401(k) Plan and ESOP Participants

        If you are a participant in The Empire District Electric Company Employee 401(k) Plan and ESOP, you have the right to direct the plan trustee how to vote the shares credited to your plan account. Your voting directions must be made in the form and at the time prescribed by the plan trustee or its designee. The plan trustee will follow participants' voting directions unless otherwise required by applicable law. If you elect not to provide voting directions to the plan trustee or fail to do so on a timely basis, the plan trustee will vote the shares allocated to your plan account in the same proportion as the shares held by the plan for which the plan trustee has received voting directions from other plan participants, unless it determines that it is required to vote the shares in another manner in order to comply with its fiduciary responsibilities to plan participants. Because the plan trustee must process voting instructions from participants before the date of the special meeting, you must deliver your voting directions no later than [      ], 2016.

Revocability of Proxies

        If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

  •
  submitting a new proxy electronically through the internet or by telephone after the date of the earlier submitted proxy;

  •
  signing another proxy card with a later date and returning it to us prior to the special meeting; or

  •
  attending the special meeting and voting in person.

        Please note that to be effective, your new proxy card, internet or telephonic voting instructions or written notice of revocation must be received prior to the special meeting and, in the case of internet or telephonic voting instructions, must be received before 11:59 p.m. eastern time on [            ], 2016. If you have submitted a proxy, your appearance at the special meeting, in the absence of voting in person or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

        If you hold your shares of common stock in "street name," you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a valid "legal" proxy from your bank, broker or other nominee. Any adjournment, recess or postponement of the special meeting for the purpose of soliciting additional proxies will allow Empire shareholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting, as adjourned, recessed or postponed.

Board Recommendation

        The Board, after considering the factors described in the section entitled "The Merger—Recommendation of the Board and Reasons for the Merger," has unanimously determined that the terms of the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of Empire and its shareholders, has declared advisable the merger agreement and has adopted and approved the merger agreement and the transactions contemplated by the merger agreement, including the merger. The Board recommends that you vote "FOR" the approval of the merger agreement, "FOR" the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting and "FOR" the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

Solicitation of Proxies

        The expense of soliciting proxies in the enclosed form will be borne by Empire. We have retained Morrow & Co., LLC, a proxy solicitation firm, to solicit proxies in connection with the special meeting at a cost of $15,000 plus expenses. In addition, we may reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by some of our directors, officers and employees, personally or by telephone, facsimile, e-mail or other means of communication. No additional compensation will be paid for such services.

Anticipated Date of Completion of the Merger

        Assuming timely satisfaction of the necessary closing conditions, including the approval by our shareholders of the proposal to adopt the merger agreement and the receipt of the required regulatory approvals, we anticipate that the merger will close in the first quarter of 2017.

Other Matters

        At this time, we know of no other matters to be submitted at the special meeting.

Householding of Special Meeting Materials

        Unless we have received contrary instructions, we may send a single copy of this proxy statement and notice to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household would continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at your household and helps to reduce our expenses.

        If you would like to receive your own set of our disclosure documents, follow the instructions described below. Similarly, if you share an address with another shareholder, and together both of you would like to receive only a single set of our disclosure documents, follow these instructions.

        If your shares are registered in your own name, please contact us at our executive offices at the following address: Investor Relations Department, The Empire District Electric Company, 602 S. Joplin Avenue, Joplin, Missouri, 64801, to inform us of your request. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

The Merger

        This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A, and which constitutes part of this proxy statement. You should read the entire merger agreement carefully because it is the legal document that governs the merger.

Parties Involved in the Merger

The Empire District Electric Company

  602 S. Joplin Avenue
  Joplin, Missouri 64801

        The Empire District Electric Company, a Kansas corporation organized in 1909, is an operating public utility engaged in the generation, purchase, transmission, distribution and sale of electricity in parts of Missouri, Kansas, Oklahoma and Arkansas. As part of our electric segment, we also provide water service to three towns in Missouri. EDG is our wholly owned subsidiary engaged in the distribution of natural gas in Missouri. Our other segment consists of our fiber optics business.

        The shares of our common stock are currently listed on the NYSE under the symbol "EDE."

Algonquin Power & Utilities Corp.

  354 Davis Rd, Suite 100
  Oakville, Ontario, Canada L6J 2X1

        Algonquin Power & Utilities Corp. (Algonquin) is a C$5 billion North American diversified generation, transmission and distribution utility. The Algonquin distribution group provides rate regulated water, electricity and natural gas utility services to approximately 560,000 customers in the

United States. The Algonquin generation group owns a portfolio of North American based contracted wind, solar, hydroelectric and natural gas powered generating facilities representing more than 1,100 MW of installed capacity. The Algonquin transmission group invests in rate regulated electric transmission and natural gas pipeline systems in the United States and Canada. Common shares and preferred shares of Algonquin are traded on the Toronto Stock Exchange under the symbols AQN, AQN.PR.A and AQN.PR.D.

Liberty Utilities (Central) Co.

  c/o Algonquin Power & Utilities Corp.
  354 Davis Rd, Suite 100
  Oakville, Ontario, Canada L6J 2X1

        Liberty Central is a direct wholly owned subsidiary of Liberty Utilities Co., which itself is an indirect wholly owned subsidiary of Algonquin and an intermediate holding company for all of Algonquin's rate-regulated electric, natural gas and water utilities across the United States. Liberty Central was formed in anticipation of the merger to serve, following the merger, as a regional holding company for Empire, its subsidiaries and, subject to receipt of any regulatory approvals required in connection with such internal reorganization, the distribution utility operations of Liberty Utilities' operating in the central United States.

Liberty Sub Corp.

  c/o Algonquin Power & Utilities Corp.
  354 Davis Rd, Suite 100
  Oakville, Ontario, Canada L6J 2X1

        Merger Sub is a Kansas corporation and an indirect wholly owned subsidiary of Liberty Central. Liberty Central formed Merger Sub solely for the purpose of entering into the merger agreement and completing the transactions contemplated by the merger agreement, including the merger. Merger Sub has not conducted any business operations except in furtherance of this purpose and activities incident to its formation. Upon completion of the merger, Merger Sub will cease to exist.

Effect of the Merger

        Upon the terms and subject to the conditions of the merger agreement, at the effective time of the merger, Merger Sub will merge with and into Empire, with Empire continuing as the surviving corporation. As a result of the merger, Empire will become a direct, wholly owned subsidiary of Liberty Central, and our common stock will no longer be publicly traded. In addition, our common stock will be delisted from the NYSE and deregistered under the Exchange Act. Therefore, after the merger, we will no longer file periodic reports with the SEC on account of our common stock. If the merger is completed, you will not own any shares of the capital stock of the surviving corporation.

        The effective time of the merger will occur upon the filing of the certificate of merger with the Secretary of State of the State of Kansas in accordance with the KGCC (or at such later time as we, Liberty Central and Merger Sub may agree and specify in the certificate of merger).

Effect on Empire if the Merger is Not Completed

        If the merger agreement is not adopted by Empire's shareholders or if the merger is not completed for any other reason, Empire's shareholders would not receive any payment for their shares of common stock. Instead, Empire would remain an independent public company and our common stock would continue to be listed and traded on the NYSE and registered under the Exchange Act. Accordingly, we would continue to file periodic reports with the SEC on account of our common stock.

        In addition, if the merger is not completed, Empire expects that its management will operate its businesses in a manner similar to that in which it is being operated today and that Empire's shareholders would continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the highly regulated industry in which Empire operates and adverse economic conditions.

        Furthermore, if the merger is not completed, and depending on the circumstances that would have caused the merger not to be completed, the price of our common stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of our common stock would return to the price at which it trades as of the date of this proxy statement.

        Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of our common stock. If the merger is not completed, the Board would continue to evaluate and review Empire's business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance shareholder value. If the merger agreement is not adopted by Empire's shareholders or if the merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to Empire will be offered or that Empire's business, prospects or results of operation will not be adversely impacted.

        In addition, if the merger agreement is terminated under specified circumstances, Empire may be required to pay Liberty Central a termination fee or may be entitled to receive a termination fee from Liberty Central. See "Proposal 1: Approval of the Merger Agreement—Effect of Termination—Empire Termination Fees."

Merger Consideration

        In the merger, each share of our common stock that is issued and outstanding immediately prior to the effective time of the merger (other than shares of common stock owned by us as treasury stock, if any, shares of common stock owned by our wholly owned subsidiaries, if any, shares of common stock owned directly or indirectly by the Guarantor or its subsidiaries, if any, and shares of common stock owned by shareholders who have perfected and not withdrawn a demand for appraisal rights with respect to such shares) will be canceled and retired and converted automatically into the right to receive the per-share merger consideration of $34.00 in cash, without interest and less any applicable withholding taxes.

        After the merger is completed, under the terms of the merger agreement, you will have the right to receive the per-share merger consideration, but you will no longer have any rights as an Empire shareholder.

Background of the Merger

        The Board and management of Empire regularly review and assess Empire's long-term business plan and strategic alternatives available to enhance shareholder value, including potential business combination transactions.

        On October 29, 2015, the Board held a meeting that was also attended by certain members of senior management, representatives of Moelis and a representative of Cahill Gordon & Reindel LLP, which we refer to as Cahill, Empire's outside legal counsel. At that meeting, the Board, members of senior management and representatives of Moelis discussed Empire's businesses and operations, competitive position, strategic goals and available strategic alternatives, including a potential sale of Empire to a third party. At the request of the Board, a representative of Moelis discussed (1) the drivers of value and strategic activity in the utility sector, including recent industry valuations, capital considerations, merger and acquisition activity and associated drivers, and recent transaction multiples and premiums, (2) Empire's strategic position from a market perspective and potential valuations and (3) options for consideration to maximize shareholder value, including remaining as a standalone public company, growth through acquisitions and a sale to a third party. Moelis also provided preliminary valuation analysis of Empire based on publicly available information, strategic alternatives, process approaches, potential counterparties and recent transaction multiplies and premiums.

        After discussion and consideration of the information received during the meeting, including with respect to Empire's strategic alternatives, the Board determined that it needed additional information and directed Mr. Brad Beecher, President and Chief Executive Officer of Empire, to work with Moelis and Mr. Randy Laney, Chairman of the Board of Empire, to develop an engagement letter with Moelis which would authorize Moelis, at the direction of the Board, to solicit market information more specific to Empire's current financial and market positioning to determine if the potential transaction multiples and premiums described in Moelis' presentation could be applicable to Empire.

        Following the October 29, 2015 board meeting, Mr. Beecher and Mr. Laney and representatives of Moelis had several conversations and meetings to discuss a potential process with respect to receipt of indications of value (including potential counterparties to be contacted) and the terms of an engagement of Moelis as Empire's financial advisor. Mr. Beecher and Mr. Laney directed Moelis to prepare a presentation regarding a process to solicit indications of value from potentially interested parties, referred to as a "Phase I" process, to be discussed at the upcoming November 18, 2015 Board meeting.

        On November 18, 2015, the Board held a meeting that was also attended by representatives of Moelis and Cahill to discuss a potential Phase I process. At the meeting, a representative of Cahill reviewed with the Board its fiduciary duties in connection with the Phase I process and any related sale process. Mr. Beecher and Mr. Laney then summarized for the Board the discussions they had with Moelis since the last Board meeting. Representatives of Moelis reviewed in detail their presentation about a potential Phase I process in the event the Board were to decide to explore such a process. Specifically, representatives of Moelis identified for the Board a list of potential counterparties that included nine "Tier 1" and twenty-four "Tier 2" strategic and financial counterparties that had been developed in consultation with Mr. Beecher and Mr. Laney. The Tier 1 counterparties included a representative group that Moelis (in consultation with Mr. Beecher), believed had the greatest likelihood to maximize shareholder value to Empire's shareholders. The Tier 1 counterparties were selected based on several factors, including a determination of such counterparties' market capitalization and financial wherewithal, the potential synergies arising from an acquisition of Empire and such counterparties' possible interest in acquisitions generally, and specifically with respect to Empire. Representatives of Moelis reviewed with the Board its preliminary illustrative views, based on publicly available information, of the standalone and pro forma earnings per share and breakeven analysis for each strategic counterparty and an illustrative transaction analysis for the financial counterparties. Representatives of Moelis also discussed the timing and process of contacting the potential counterparties in the event the Board determined to move forward with the process. Moelis also utilized management financial forecasts and certain other financial analyses to provide the Board illustrative preliminary valuation references for Empire.

        The Board, based on the information provided by Moelis and discussions about the process criteria at the meeting, adopted the Phase I process outlined by Moelis, approved the Tier 1 list of counterparties and gave management the authority to augment the Tier 1 list with companies from the Tier 2 list if, following the initial outreach to Tier 1 counterparties, there existed a shortage of potential counterparties in any of the Canadian, U.S. strategic or financial counterparty categories. In addition, after discussion and consideration of the information received during this meeting and the October 29, 2015 Board meeting, the Board determined that it was in the best interests of Empire's shareholders to engage Moelis as Empire's exclusive financial advisor in connection with a potential sale process. Because of the Board's view that the Tier 1 potential counterparties constituted a representative group of parties with the greatest likelihood to maximize value to Empire's shareholders, the Board determined not to invite other parties to participate in the Phase I process, except as noted above, in order to minimize the risk of the process becoming public and to maintain an orderly process. Following the results of Phase I, the Board would then determine whether or not to continue with any further process and, if so, whether or not to augment the list of potential counterparties. Mr. Beecher was directed by the Board to inform Moelis to initiate the Phase I process and proceed with contacting each of the identified potential counterparties.

        Between November 18, 2015 and November 25, 2015, pursuant to the Board's direction, a representative of Moelis contacted the chief executive officer or other senior officer of each potential Tier 1 counterparty and one Tier 2 counterparty identified by Moelis (in consultation with Mr. Beecher) for inclusion in Phase I and informed them that the Board had retained Moelis to assist Empire in connection with its review of strategic considerations and that in order for Empire to better understand its value from a strategic perspective, the Board was interested in receiving an indication of value for Empire from such potential counterparty. A representative of Moelis informed each potential counterparty that if such potential counterparty was interested in participating in this exercise, Moelis would provide it with a non-disclosure agreement, and subject to execution of such non-disclosure agreement, Moelis would share with such potential counterparty (i) a confidential information presentation about Empire prepared by Empire management (including certain nonpublic information about Empire) and (ii) instructions for such potential counterparty to submit at the completion of Phase I a non-binding indicative proposal, which proposal would include a per-share offer price for our common stock, on a fully diluted basis.

        Between November 20, 2015 and November 30, 2015, seven potential counterparties—Algonquin and companies that we respectively refer to as Bidder A, Bidder B, Bidder C, Bidder D, Bidder E and Bidder F—entered into nondisclosure agreements with Empire. We refer to each counterparty that executed a non-disclosure agreement as a Bidder and, collectively, as the Bidders. Three potential counterparties informed Moelis that they were not interested in participating in Phase I and did not execute non-disclosure agreements.

        Shortly after each Bidder executed a nondisclosure agreement, Moelis distributed to each Bidder the confidential information presentation, which included management financial projections and the Phase I instructions, which stated that each Bidder's non-binding indicative proposal was to be submitted by December 17, 2015.

        Between December 1, 2015, and December 14, 2015, one or more members of senior management, including Mr. Beecher, Ms. Laurie Delano, Vice President—Finance and Chief Financial Officer of Empire, Mr. Ron Gatz, Vice President and Chief Operating Officer—Gas of Empire, and Ms. Kelly Walters, Vice President and Chief Operating Officer—Electric of Empire, participated in telephone calls with Algonquin and Bidder A, Bidder B, Bidder D, Bidder E and Bidder F regarding the confidential information presentation.

        On December 11, 2015, following the close of trading of Empire's common stock on the NYSE, Bloomberg News published an article stating that Empire was exploring a sale, was working with an adviser as it seeks potential buyers, that the process was at an early stage, and that no final decision had been made as to whether or not Empire would pursue a sale. In response to that article and unusual trading activity in Empire's common stock, Empire distributed a press release on December 13, 2015, announcing that although no decision had been made by the Board, it was in the early stages of exploring strategic alternatives and that it had retained a financial advisor to advise Empire in connection with exploring such strategic alternatives. Shortly after Empire announced that it was exploring strategic alternatives, Moelis and Empire were collectively contacted by nine parties inquiring about the sale process, but only one of those parties—Bidder G—elected to execute a non-disclosure agreement and enter the Phase I process.

        Upon execution of the non-disclosure agreement by Bidder G on December 15, 2015, Bidder G was provided with a confidential information presentation about Empire and instructed to submit a non-binding indicative proposal, which proposal would include a per-share offer price for our common stock, on a fully diluted basis, by January 7, 2016.

        On December 16, 2016, Bidder A and Bidder C informed Empire that they were no longer interested in continuing to participate in the process. Also on December 16, 2015, Ms. Laurie Delano, Vice President—Finance and Chief Financial Officer of Empire, and Mr. Rob Sager, Controller, Assistant Secretary and Assistant Treasurer participated in a telephone call with Bidder D regarding certain financial information prepared by management provided to the Bidders.

        On December 17, 2015, Empire received nonbinding indicative proposals from each of Algonquin and Bidders B, D and F. On December 18, 2015, Empire received a nonbinding indicative proposal from Bidder E. Algonquin's indicative proposal included a per-share offer price of $31.00. The indicative proposals of the other Bidders included per-share offer prices in the range of $27.18-$30.00; however, Bidder E and Bidder F's non-binding indicative proposals each requested an exclusivity period during which such Bidder would finalize due diligence and Empire would exclusively negotiate the terms of a definitive agreement with such Bidder. Also on December 17, 2015, following submission of their nonbinding indicative proposal, a representative of Algonquin contacted Moelis and indicated that, subject to access to non-public information, Algonquin might be able to potentially increase its offer and would be prepared to conduct its due diligence of Empire in an expedited timeframe.

        On December 21, 2015, the Board held a meeting that was also attended by certain officers of Empire and representatives of Moelis and Cahill to discuss the nonbinding indicative proposals. Mr. Beecher and representatives of Moelis reviewed with the Board the Phase I process, including the receipt of the five nonbinding indicative proposals on December 17, 2015 and December 18, 2015 and the contacts from nine parties subsequent to the publication of the December 11, 2015 Bloomberg News article. Specifically, the Board, Mr. Beecher and representatives of Moelis discussed the level of indicated interest of each of the potential counterparties (including those initiating contact after the December 11th article) and the benefits and considerations of a potential transaction with each counterparty. Representatives of Moelis discussed each of the indications of value received, with particular focus on the proposals from the two highest bidders—Algonquin and Bidder F—including the structure of transaction consideration, exclusivity requirements, organization structures, due diligence requirements, required approvals, community and regulatory relationships and other issues. A representative of Moelis also presented an illustrative preliminary valuation analysis update based on management forecasts and certain other financial analyses.

        Representatives of Moelis then discussed with the Board potential next steps in the process, which we refer to as Phase II, if the Board decided to proceed with Phase II. Phase II would include, among other things, (i) Empire granting the remaining Bidders access to an electronic data room to conduct due diligence, (ii) Empire distributing a draft merger agreement to the remaining Bidders, (iii) additional management presentations and potential site visits and (iv) a request for the remaining Bidders to submit final, binding proposals, which would include each Bidder's mark-up of the draft merger agreement in a form that each Bidder would be ready to execute. The Board discussed with Mr. Beecher and the representatives of its outside advisors strategic issues regarding Phase II.

        The Board also determined, based on the indicative proposals received, the discussions with Mr. Beecher and Empire's outside advisors, and the time necessary to prepare for Phase II, that Moelis would contact each of the Bidders and inform them that no decision regarding timing on the remainder of the process would be provided until early January 2016. In the case of Bidder E and Bidder F, Moelis was directed to inform them that their requests for exclusivity would not be granted and that to continue in the process they would need to proceed without exclusivity. In the case of Algonquin, Moelis was directed to obtain additional information regarding Algonquin's statement on December 17,

2015 that, subject to being granted access to non-public information, Algonquin might be able to potentially increase its offer and would be prepared to accelerate its due diligence of Empire. In light of the December 11, 2015 article and subsequent Empire press release, the Board considered that other counterparties who would be interested in the process were on notice of the process and could contact Empire if interested (as evidenced by the nine inquiries following those events). As a result, the Board determined not to approach additional counterparties at that time.

        A representative of Cahill then discussed with the Board each of the non-disclosure agreements that was executed and certain terms that likely would be included in the draft merger agreement that would be distributed to the Bidders in Phase II, including certain regulatory conditions and the Board's fiduciary duties in connection with the process.

        After the meeting, a representative of Moelis telephoned each of the Bidders to communicate the Board's directive. On December 22, 2015, Bidder F informed Moelis that it was no longer interested in continuing to participate in the process because Empire had not agreed to its proposed exclusivity period. However, Bidder F did inform the representative of Moelis that Bidder F's proposal would stand in the event Empire was willing to grant exclusivity to Bidder F at a later date but that Bidder F was unlikely to meaningfully increase its $30.00 per share indicative offer price. In a separate discussion, on December 22, 2015, a representative of Bidder E informed Moelis that it would need 45 to 60 days of exclusivity to submit a final proposal. In a separate discussion, on December 22, 2015, a representative of Algonquin and a representative of Wells Fargo, Algonquin's financial advisor, asked Moelis to request that the Board advise Algonquin as to the terms on which the Board would be willing to grant exclusivity to Algonquin.

        On December 23, 2015, the Board held a meeting that was also attended by certain officers of Empire and representatives of Moelis and Cahill. At this meeting, Moelis provided an update and discussed with the Board Moelis' conversations with each of the Bidders on December 22, 2015. A representative of Moelis further informed the Board that Bidder G expected to submit a nonbinding indicative proposal to Empire by January 7, 2016.

        The Board determined, based on the discussions with Mr. Beecher and Empire's outside advisors, to direct Moelis to respond to Algonquin with the following terms under which the Board would consider granting exclusivity to Algonquin in the context of a Phase II process: (1) receipt of a binding offer of at least $34.00 per share and completion of diligence by January 14, 2016, (2) submission of a mark-up of the merger agreement which contained acceptable terms and conditions, (3) indicated values from all other Bidders in the process must be below Algonquin's revised offer to be delivered on January 14, 2016 and (4) Algonquin would be granted access to the electronic data room in order for Algonquin to complete due diligence on Empire by January 14, 2016. In addition, the Board determined that Bidder B, Bidder D and Bidder E would be granted access to the electronic data room on January 4, 2016 in order to conduct due diligence on Empire. It was further determined that the electronic data room would contain a draft of the merger agreement.

        On December 23, 2015, a representative of Moelis contacted a representative of Algonquin to convey the Board's determination.

        On December 28, 2015, a representative of Moelis was informed by a representative of Wells Fargo that, subject to being provided access to non-public information, Algonquin remained willing to consider increasing its proposal to $34.00 per share and expressed an interest in having immediate access to the electronic data room in order to start due diligence on Empire. Algonquin and certain of its outside advisors were granted access to the electronic data room on December 28, 2015.

        On January 4, 2016, a representative of Moelis contacted Bidder B, Bidder D and Bidder E to invite them into Phase II of the process and to communicate that the final decision regarding a potential transaction would be made in mid-to-late February. Also on January 4, 2016, Bidder D and certain of its outside advisors were granted access to the electronic data room.

        On January 5, 2016, Bidder E informed a representative of Moelis that they were no longer requesting exclusivity in order to continue in the process, and Bidder E and certain of its outside advisors were granted access to the electronic data room.

        Also on January 5, 2016, a representative of Algonquin informed a representative of Moelis that Algonquin would not be able to meet the January 14, 2016 target date for a final bid to consider moving forward on an exclusive basis; however, the representative of Algonquin informed the representative of Moelis that Algonquin expected to be able to submit a final bid towards the end of January and remained interested in proceeding on an expedited basis. The representative of Moelis informed the representative of Algonquin that Algonquin could continue to participate in the process on a non-exclusive basis, that the Board had a regularly scheduled meeting in early February and the Board could consider a revised proposal if Algonquin were to submit one prior to that time.

        On January 7, 2016, Bidder G submitted a nonbinding indicative proposal of $27.50-$28.50 per share, comprised of 50% cash and 50% stock, and was granted access to the electronic data room on January 8, 2016.

        On January 8, 2016, Bidder B informed Moelis that it was no longer interested in continuing to participate in the process.

        Between January 7, 2016 and January 15, 2016, members of senior management conducted management presentations to each of Algonquin and Bidders D, E and G.

        In addition to the nine parties that contacted Empire earlier in the process, on January 14, 2016, Mr. Beecher was contacted by an additional potential counterparty identified as Bidder H, and a non-disclosure agreement was entered into. Bidder H was then given (i) a confidential information presentation about Empire prepared by Empire management (including certain nonpublic information about Empire) and (ii) instructions for such potential counterparty to submit a non-binding indicative proposal, which proposal would include a per-share offer price for our common stock, on a fully diluted basis.

        On January 18, 2016, Cahill received a mark-up of the merger agreement from Husch Blackwell LLP, which we refer to as Husch Blackwell, Algonquin's outside legal counsel in connection with the transaction.

        On January 22, 2016, a representative of Moelis distributed to Algonquin, Bidder D, Bidder E and Bidder G, a letter indicating that final bids would be due on February 25, 2016 and that Empire reserved all rights to modify or otherwise abandon the process. Also on January 22, 2016, Empire and Bidder G amended the existing non-disclosure agreement between the parties to make such agreement a mutual non-disclosure agreement such that information regarding Bidder G could be shared with Empire in order for Empire to consider Bidder G's stock component of its bid proposal. Also on January 22, 2016, Cahill distributed a revised draft of the merger agreement to Husch Blackwell.

        On January 25, 2016, members of senior management conducted a telephone call with Bidder H regarding the confidential information presentation, and on January 28, 2016, Bidder H informed Moelis that it was no longer interested in continuing to participate in the process. Also on January 25, 2016, Cahill received a revised draft of the merger agreement from Husch Blackwell.

        On January 26, 2016, Bidder E verbally indicated to a representative of Moelis that it could increase its indicative offer to a price per share of $29.00 (up from its $28.00 initial indication of interest), or perhaps slightly higher, but that it would require exclusivity in order to move forward in the process.

        On January 27, 2016, a representative of Bidder G informed Moelis that Bidder G was revising its indicative offer to provide for all cash consideration.

        On January 29, 2016, a representative of Bidder D called a representative of Moelis to inform Moelis that Bidder D was lowering its indicative offer price to a range of $25.00 to $26.00 per share (down from its $28.00 per share initial indication of interest) and it would require exclusivity in order to move forward in the process.

        On February 2, 2016, Husch Blackwell distributed to Cahill a revised draft of the merger agreement and a draft of a parent guarantee.

        On February 3, 2016, Algonquin submitted its final proposal, which included (1) a price per share of $34.00, (2) drafts of each of the merger agreement, parent guarantee, parent disclosure schedules and Empire disclosure schedules, (3) a draft of an exclusive negotiations agreement (which provided that Empire and Algonquin would be required to negotiate exclusively through February 9, 2016 but that Empire would not otherwise be restricted from continuing its strategic review process or be required to turn off access to the electronic data room for other Bidders participating in the Phase II process) and (4) executed debt commitment and fee letters from Canadian Imperial Bank of Commerce, the Bank of Nova Scotia, JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC. The proposal stated it was subject to final approval by Algonquin's board of directors.

        On February 4, 2016, the Board held a meeting that was also attended by officers of Empire and representatives of Moelis and Cahill. At that meeting, representatives of Moelis provided an update to the Board of the Phase II process, including the discussions Moelis had with the Bidders. Representatives of Moelis and Cahill and Mr. Beecher reviewed with the Board the final proposal received from Algonquin, including the per-share offer price and the mark-up of the draft merger agreement. Moelis provided a preliminary financial overview and analysis of Empire on a standalone basis and the Algonquin proposal. A representative of Cahill provided a summary of the revised draft of the merger agreement and parent guarantee. The representative of Cahill also provided a summary, as well as the terms of the exclusive negotiations agreement.

        A representative of Moelis then reviewed certain information provided by Moelis with respect to prior engagements or potential engagements that Moelis had with Algonquin and the other potential counterparties. The Board determined, in consultation with Cahill, that none of the disclosed engagements presented a significant conflict.

        After discussion, the Board determined that the proposal from Algonquin could provide greater value to Empire's shareholders than Empire remaining as a standalone company (including the risks and uncertainties in executing Empire's business plan and achieving its financial projections, risks in identifying additional growth opportunities, general macroeconomic challenges and market risks) if an agreement could be reached with Algonquin. The Board directed Empire's management to finalize the terms of the merger agreement and related documents. In addition, the Board directed that Mr. Beecher execute the exclusive negotiations agreement requested by Algonquin, but noted that it had not made a final decision to sell Empire at this time.

        Between February 5, 2016 and February 9, 2016, representatives of Cahill (on behalf of Empire) and Husch Blackwell (on behalf of Algonquin) negotiated the merger agreement and related documents.

        On February 9, 2016, the Board held a meeting that was also attended by officers of Empire and representatives of Moelis and Cahill. At that meeting, representatives of Moelis and Cahill reviewed with the Board the final proposal received from Algonquin, including the per-share offer price and the revised draft merger agreement. The representatives noted for the Board (i) that Algonquin's per-share offer was (x) $5.50 higher than Bidder G's indicative per-share offer of $28.50, which was not conditioned on exclusivity and (y) $4.00 higher than Bidder F's indicative per-share offer of $30.00, $5.00 higher per-share than Bidder E's verbal indicative per-share offer of $29.00 and $8.00-$9.00 higher than Bidder D's verbal indicative per-share offer of $25.00-$26.00, each of which were conditioned upon receiving exclusivity, (ii) that Algonquin's per-share offer price represented (x) an approximately 50% premium to the closing price of Empire's common stock on the NYSE on December 10, 2015, which was the last trading day prior to the date that there was a public news report that Empire was exploring a potential sale, and (y) a higher premium to the unaffected market price of Empire's common stock than all of the comparable precedent electric utility industry transactions reviewed with the Board and (iii) their belief that, in the aggregate, the terms of the negotiated draft merger agreement with Algonquin were generally favorable to Empire and its shareholders. Based on a variety of factors, including (w) the premium being offered by Algonquin and the difference in price between Algonquin's proposal and the remaining indications of value, (x) the limited number of remaining Bidders, (y) the discussions held to date between Moelis and the remaining other Bidders, and (z) the analyses prepared by Moelis and discussed with Board, the Board determined that is was not likely that any of the remaining Bidders would increase their bids to at least $34.00 per share and that there was no certainty that the remaining Bidders would submit a final proposal on other transaction terms as favorable as the terms provided for in the Algonquin proposal.

        Moelis also reviewed the financial analyses performed by Moelis in connection with its evaluation of the consideration to be received by the holders of shares of Empire common stock in the merger. Moelis delivered its oral opinion to the Board (which was subsequently confirmed by delivery of a written opinion dated February 9, 2016) to the effect that, as of February 9, 2016, based upon and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in the opinion, the per-share merger consideration to be received by holders of Empire common stock was fair, from a financial point of view, to such holders. Following these presentations, and after discussion, deliberation and consideration of all of the factors that it considered relevant, the Board unanimously determined that the merger was in the best interests of Empire and its shareholders, and declared it advisable for Empire to enter into the merger agreement, adopted the merger agreement and approved Empire's execution, delivery and performance of the merger agreement and the consummation of the transactions contemplated by the merger agreement and resolved to recommend that Empire's shareholders adopt the merger agreement. Shortly thereafter, Empire, Algonquin and Merger Sub executed the merger agreement, and Empire and Algonquin issued a joint press release announcing the execution of the merger agreement.

Recommendation of the Board and Reasons for the Merger

Recommendation of the Board

        The Board unanimously recommends that you vote "FOR" the proposal to adopt the merger agreement, "FOR" the proposal to adjourn the special meeting and "FOR" the nonbinding, advisory proposal regarding compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

Reasons for the Merger

        In evaluating the merger agreement and the transactions contemplated thereby, including the merger, the Board consulted with Empire's management, outside legal counsel and financial advisors and, in recommending that Empire's shareholders vote "FOR" the approval of the merger agreement, considered numerous positive factors relating to the merger agreement and the transactions contemplated thereby, including the merger. Such positive factors include the following material factors (which are not necessarily in the order of relative importance):

  •
  the Board's understanding of Empire's businesses, operations, financial condition, earnings, regulatory positions and strategy;

  •
  the Board's understanding of Empire's business plan and historical and projected financial performance and the risks of remaining as a standalone public company, including the risks and uncertainties in executing on the business plan and achieving such financial projections, limited identifiable growth opportunities, general macroeconomic challenges and market risks;

  •
  based on Empire's forecasts and historical trading ranges of our common stock on the NYSE and the potential trading range of our common stock absent takeover speculation, including following a public news report on December 11, 2015 that Empire was exploring a potential sale, the possibility that absent such speculation the trading price of our common stock may not trade in the foreseeable future at a level in excess of the per-share merger consideration of $34.00 in cash, without interest, on a present value basis;

  •
  the per-share merger consideration of $34.00 in cash, without interest, represents a premium of:

  •
  approximately 50% to the closing price of our common stock on the NYSE on December 10, 2015, which was the last trading day prior to the date that there was a public news report that Empire was exploring a potential sale; and

  •
  approximately 21% to the closing price of our common stock on the NYSE on February 8, 2016, which was the last trading day prior to the execution of the merger agreement;

  •
  the per-share merger consideration of $34.00 in cash, without interest, represents an aggregate value (included assumed debt of approximately $0.9 billion) of approximately $2.4 billion to Empire's shareholders;

  •
  the Board's belief that it conducted a thorough review of a potential sale of Empire, including conducting a competitive sale process in which Algonquin emerged as the Bidder offering the highest per-share consideration, as illustrated by, without limitation, the following factors:

  •
  Moelis contacted ten potential counterparties on November 18, 2015 and November 19, 2015;

  •
  after the publication of the December 11, 2015 Bloomberg News article and our press release on December 13, 2015, it was public knowledge that Empire was pursuing strategic alternatives, interested parties were on notice to express interest, and ten parties subsequently contacted Empire and Moelis inquiring about the sale process;

  •
  five Bidders, including Algonquin, submitted indicative, nonbinding acquisition proposals on December 17, 2015 and December 18, 2015 (and an additional Bidder submitted such a proposal on January 7, 2016), with per-share offer prices ranging from a low of $27.18 to a high of $31.00 (which was Algonquin's indicative proposal); and

  •
  Algonquin's final per-share offer price of $34.00 per share was (x) $5.50 higher than Bidder G's indicative per-share offer of $28.50, which was not conditioned on exclusivity and (y) $4.00 higher than Bidder F's indicative per-share offer of $30.00, $5.00 higher per-share than Bidder E's verbal indicative per-share offer of $29.00 and $8.00-$9.00 higher than Bidder D's verbal indicative per-share offer of $25.00-$26.00, each of which were conditioned upon receiving exclusivity;

  •
  the Board's belief that the all-cash per-share merger consideration will provide greater value to Empire's shareholders than any other alternative reasonably available to Empire (including remaining as a standalone public company), taking into account execution, business, competitive, industry and market risks;

  •
  the opinion of Moelis, dated February 9, 2016, addressed to the Board as to the fairness, from a financial point of view and as of the date of such opinion, of the per-share merger consideration to be received by holders of Empire common stock, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion as more fully described in "—Opinion of Moelis & Company LLC";

  •
  the per-share merger consideration represents a higher premium to the unaffected market price of Empire's common stock than all of the comparable precedent electric utility industry transactions reviewed with the Board;

  •
  the all-cash per-share merger consideration will provide certainty of value and liquidity to Empire's shareholders while eliminating (i) medium and long-term business and execution risks, (ii) the risks associated with realizing current expectations for Empire's future financial performance and (iii) the risks of continuing as a small-scale, standalone public company or pursuing other alternatives, including general macroeconomic challenges, market risks and limited identifiable growth opportunities;

  •
  the Board's belief that third parties would be unlikely to be deterred from making a superior proposal by the provisions of the merger agreement, including because of the following provisions of the merger agreement:

  •
  prior to obtaining Empire shareholder approval of the merger agreement, the Board may furnish information to, or enter into discussions with, third parties in connection with a competing proposal if the Board determines in good faith, after consultation with outside legal counsel and a financial advisor, that such competing proposal is or could reasonably be expected to lead to a superior proposal;

  •
  subject to compliance with the terms of the merger agreement, the Board may change its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement in response to (i) the receipt of a superior proposal or (ii) any material fact, circumstance, effect, change, event or development that is unknown to or by the Board as of the date of the merger agreement (or if known, the magnitude or material consequences of which were not known or understood by the Board as of the date of the merger agreement) and that becomes known to or by the Board prior to obtaining the required shareholder approval, if the Board determines in good faith, after consultation with outside legal counsel, that the failure to change its recommendation would reasonably likely be inconsistent with the Board's fiduciary duties;

  •
  subject to compliance with the terms of the merger agreement, Empire may terminate the merger agreement if the Board changes its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement;

  •
  the structure of Liberty Central's acquisition of Empire as a merger allows sufficient time for a third party to make a superior proposal if it desires to do so; and

  •
  although the merger agreement requires Empire to pay Liberty Central a termination fee of $53,000,000, or approximately 3.50% of the aggregate equity value of the merger, if either Empire or Liberty Central terminates the merger agreement because the Board changes its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement or in certain other circumstances relating to a competing proposal, the Board believed that this fee is reasonable in light of the circumstances, including the competitive sale process conducted by the Board, and the overall terms of the merger agreement, consistent with fees in comparable transactions, and not preclusive of other offers;

  •
  all of the other terms and conditions of the merger agreement, including the following:

  •
  Empire may continue to declare and pay quarterly cash dividends on a schedule consistent with our past practice, but without increase in the amount per share, which effectively increases the potential amount payable to Empire's shareholders through the completion of the merger;

    •
    Empire may declare and pay a "stub period" dividend immediately prior to the effective time of the merger in an amount equal to the last quarterly dividend declared and paid by Empire prior to the effective time, prorated for the period of time between the date such dividend was paid and the effective time of the merger, which effectively increases the potential amount payable to Empire's shareholders through the completion of the merger;

    •
    the merger agreement's termination provisions, including (i) that the end date under the merger agreement (which is automatically extended under specified circumstances to allow for regulatory approvals to be obtained) on which either party, subject to specified exceptions, may terminate the merger agreement allows for sufficient time to close the merger and (ii) as described above, Empire may terminate the merger agreement if the Board changes its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement;

    •
    the conditions to the closing of the merger, including (i) the Board's belief that, although the closing of the merger is subject to U.S. antitrust approvals and other required regulatory approvals, there are not likely to be significant antitrust or other regulatory impediments to the closing of the merger and (ii) that there is no third-party consent condition to the closing of the merger;

    •
    Liberty Central's obligation with respect to obtaining the Required Statutory Approvals (as defined in the merger agreement), which requires Liberty Central to use its reasonable best efforts to avoid or eliminate each and every impediment that may be asserted by a governmental entity in connection with granting any Required Statutory Approval so as to enable closing to occur as soon as reasonably possible, including (i) defending through litigation any claims by governmental entities related to the merger, (ii) agreeing to any sale, divestiture, licensing or disposition of Liberty Central or its affiliates or Empire or its subsidiaries and (iii) agreeing to any limitation on the conduct of Liberty Central and its affiliates, including after the closing of the merger, the surviving corporation and its subsidiaries; provided, however, Liberty Central is not required to take actions or agree to terms in connection with any Required Statutory Approval that, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of Liberty Utilities Co. (the direct parent of Liberty Central) and its subsidiaries (including for such purpose, Empire and its subsidiaries), taken as a whole;

    •
    the merger agreement does not contain a financing condition and Liberty Central has received commitments for the financing necessary to close the merger via executed commitment letters from four major commercial banks with significant experience in similar lending transactions and reputations for honoring the terms of their commitment letters, which increases the likelihood of such financing being completed;

    •
    the obligation of Liberty Central to pay Empire a reverse termination fee of $65,00,000, or approximately 4.33% of the aggregate equity value of the merger, if (i) subject to certain conditions, the merger agreement is terminated because all of the required regulatory approvals have not been obtained by the end date, a final, non-appealable legal restraint related to the receipt of a required regulatory approval prevents, makes illegal or prohibits the closing of the merger or Liberty Central materially breaches its obligations with respect to obtaining the required regulatory approvals or (ii) Empire terminates the merger agreement because Liberty Central fails to close the merger at the time Liberty Central otherwise is required to do so because Liberty Central does not have the necessary financing to close the merger;

    •
    Liberty Central's payment of the reverse termination fee described above does not cap the damages that Empire may recover from Liberty Central if Liberty Central willfully breaches the merger agreement, which would include Liberty Central failing to close the merger for any reason after the satisfaction or waiver of all applicable closing conditions; and

    •
    the merger agreement permits Empire to seek specific performance remedies to cause Liberty Central to perform its obligations under the merger agreement, including its obligation to close the merger after the satisfaction or waiver of all applicable closing conditions;

  •
  Algonquin's, the ultimate parent of Liberty Central, provision of an unconditional and irrevocable guarantee of the full and prompt payment and performance of all obligations of Liberty Central and Merger Sub under the merger agreement;

  •
  the resolutions approving the merger agreement were unanimously approved by the Board, which is comprised of a majority of independent directors not employees of Empire or any of its subsidiaries, and which retained and received advice from Empire's outside legal counsel and financial advisors with respect to the terms of the merger agreement; and

  •
  Liberty Central's commitment to (i) to maintain Empire's headquarters in Joplin, Missouri, (ii) to make Joplin, Missouri the headquarters for all of Liberty Central's and its distribution utility affiliates' operations in the surrounding geographic region, (iii) to appoint the current members of the board of directors of Empire to the board of directors of Liberty Central at closing, (iv) to appoint the current chief executive officer of Empire as chief executive officer of Liberty Central at closing, (v) following the closing, to cause the governance and nominating committee of the board of directors of the Guarantor to consider current members of the board of directors of Empire for vacancies on Guarantor's board of directors, (vi) to operate Empire and its subsidiaries under the "Empire District" brand for a period of at least five years and (vii) to maintain Empire's historic levels of community involvement and charitable contributions and support in Empire's existing service territories.

        In evaluating the merger agreement and the transactions contemplated thereby, including the merger, the Board consulted with Empire's officers, outside legal counsel and financial advisors and, in recommending that Empire's shareholders vote "FOR" the approval of the merger agreement, considered the risks and potentially negative factors relating to the merger agreement and the transactions contemplated thereby, including the merger. Such risks and potentially negative factors include the following material risks and factors (which are not necessarily in the order of relative importance):

  •
  the risk that the merger will be delayed or will not be completed, including the risk that the required regulatory approvals may not be obtained, the potential loss of value to Empire's shareholders and the potential negative impact on the financial position, operations and prospects of Empire if the merger is delayed or is not completed for any reason;

  •
  Empire's shareholders will have no ongoing equity participation in Empire or Liberty Central following the merger, and Empire's shareholders will cease to participate in Empire's future earnings or growth, if any, and will not benefit from increases, if any, in the value of our common stock in the future;

  •
  the risk of incurring substantial expenses related to the merger, including in connection with the pursuit of the required regulatory approvals and also in connection with potential litigation that may arise in the future;

  •
  the significant costs involved in connection with negotiating the merger agreement and completing the merger, the substantial management time and effort required to close the merger and the related disruption to Empire's day-to-day operations during the interim period between execution of the merger agreement and the closing of the merger and the resultant risk if the merger is not consummated;

  •
  the risk, if the merger is not consummated, that the pendency of the merger could affect adversely the relationship of Empire and its subsidiaries with their respective regulators, customers, employees, suppliers, agents and others with whom they have business dealings;

  •
  the terms of the merger agreement that place restrictions on the conduct of Empire's businesses prior to completion of the merger, which may delay or prevent Empire from undertaking business opportunities that may arise prior to completion of the merger and the resultant risk if the merger is not consummated;

  •
  the covenant in the merger agreement prohibiting us from soliciting competing proposals and restricting our ability to entertain competing proposals unless certain conditions are satisfied;

  •
  the fact that we are obligated to provide Liberty Central with notice of any acquisition proposal and with three business days to match any competing proposal, although the Board believed that this would not preclude a potential acquirer from submitting a competing proposal;

  •
  the receipt of cash in exchange for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes for many of Empire's shareholders; and

  •
  Empire's executive officers and directors may have interests in the merger that are different from, or in addition to, the interests of Empire's shareholders, including (i) the vesting of stock-based awards held by executive officers and conversion of stock units held by directors to cash-based awards, (ii) the payment of cash severance to certain executives of Empire if a termination of employment were to occur under specified circumstances in connection with the merger, (iii) the interests of Empire's directors and officers in continued indemnification and insurance coverage that will be provided by the surviving corporation and Liberty Central following the closing of the merger agreement pursuant to the terms of the merger agreement, (iv) Liberty Central agreeing to appoint the current members of the board of directors of Empire to the board of directors of Liberty Central at closing, (v) Liberty Central agreeing to appoint the current chief executive officer of Empire as chief executive officer of Liberty Central, and (vi) Liberty Central agreeing to cause the governance and nominating committees of the board of directors of the Guarantor to consider current members of the board of directors of Empire for vacancies on the Guarantor's board of directors.

        The Board believed that, overall, the potential benefits of the merger to Empire's shareholders outweighed the risks and uncertainties of the merger.

        The foregoing discussion of factors considered by the Board is not intended to be exhaustive but includes the material factors considered by the Board. In light of the variety of factors considered in connection with its evaluation of the merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have given different weight to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented.

Certain Financial Forecasts Prepared by the Management of Empire

        Although we publicly provide earnings guidance from time to time, we do not, as a matter of course, publicly disclose other financial forecasts as to future performance, earnings or other results. However, in connection with the sale process, we provided the Board with certain nonpublic unaudited financial forecasts prepared by our management as of October 2015, which we refer to as the Initial Forecast. In addition, in December 2015, our management updated the Initial Forecast to reflect the extension of bonus depreciation through 2019, which we refer to as the Updated Forecast. We provided Algonquin, the other Bidders and Moelis with the Initial and Updated Forecasts. In addition, in February 2016, the Updated Forecast was updated to reflect actual results through December 2015, to change the timing of a planned dividend increase and to reflect a minor update regarding the usage of investment tax credits, which we refer to as the Updated Forecast ITC. This Updated Forecast ITC, together with the Initial Forecast and the Updated Forecast, are referred to as the Forecasts. This Updated Forecast ITC was shared with our Board, Moelis and Algonquin.

        We have included a summary of the Forecasts in this proxy statement to give our shareholders access to certain nonpublic information made available to other parties in connection with the merger. We have not included this information to influence the decision of our shareholders as to whether to vote for or against the proposal to adopt the merger agreement.

        The inclusion of the Forecasts should not be regarded as an indication that Empire or any of its directors, officers, employees, affiliates, advisors or any other recipient of the Forecasts considered, or now considers, the Forecasts to be material or to be necessarily predictive of actual future results, and you should not construe or rely on the Forecasts as financial guidance.

        The Forecasts have been prepared by, and are the responsibility of, our management. Our management believes that the Forecasts were prepared in good faith and on a reasonable basis based on the best information available to our management at the time the information was prepared. Our management did not prepare the Forecasts with a view to public disclosure, and we have included the Forecasts in this proxy statement only because such information was made available as described above. The Forecasts were not prepared with a view to compliance with generally accepted accounting principles as applied in the United States, which we refer to as GAAP, the published guidelines of the SEC regarding projections, the use of non-GAAP measures, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, PricewaterhouseCoopers has neither examined, compiled, nor performed any procedures with respect to the prospective financial information contained herein, and, accordingly, PricewaterhouseCoopers does not express an opinion or any other form of assurance on such information or its achievability. PricewaterhouseCoopers assumes no responsibility for and denies any association with the prospective financial information. The PricewaterhouseCoopers report included in Empire's Form 10-K for the year ended December 31, 2015 which is incorporated by reference into this proxy statement refers exclusively to Empire's historical financial statements. It does not extend to the prospective financial information and should not be read to do so.

        Although a summary of the Forecasts is presented with numerical specificity, the Forecasts reflect numerous assumptions and estimates as to future events made by our management, including with respect to indebtedness and capital expenditure levels for the applicable periods, that our management believed were reasonable at the time the Forecasts were prepared, taking into account the relevant information available to management at the time. Because the Forecasts cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. Important factors that may affect actual results and cause the Forecasts not to be achieved include, but are not limited to, risks and uncertainties relating to our business, regulatory decisions and the regulatory environment generally, general business and economic conditions, changes in tax laws, the occurrence of unusual weather events and other factors described or referenced under "Forward-Looking Statements."

        Key assumptions in the Initial Forecast affecting projections of revenue include economic and other assumptions affecting forecasts of customer and energy sales growth, the impact of Empire's 2014 rate settlement, the assumption of results of our current Missouri rate case filed in 2015, and incremental revenues from an assumed Missouri rate case in 2019. Other assumptions reflected in the Initial Forecast include a per-share dividend increase of two cents annually for 2016 and 2017, short-term (commercial paper) interest rates increasing from the 2015 level by 100 basis points per year, labor costs escalated at 3.5% per year, operating and maintenance expense escalated at 1% per year, and current tax law remaining effective throughout the forecast period. The Initial Forecast assumes that available cash is used to fund capital expenditures and dividends with any remaining available cash applied to the reduction of short term debt. Any shortage of cash is funded with short-term debt, in the form of commercial paper.

        The key assumptions underlying the Updated Forecast and the Updated Forecast ITC are substantially similar to the Initial Forecast, except that the Updated Forecast and the Updated Forecast ITC include the extension of bonus depreciation through 2019, and the Updated Forecast ITC reflects actual results through December 31, 2015 and includes a minor update for the use of investment tax credits in the forecast years and to change the timing of a planned dividend increase. No incremental long-term debt or equity financings were assumed in any of the Forecasts. In addition, the Forecasts reflect assumptions that are subject to change and do not reflect revised prospects for our business, changes in general business or economic conditions or any other transaction or event that has occurred or may occur and that was not anticipated at the time the Forecasts were prepared, and the Forecasts do not give effect to the merger or agreements in the merger agreement. As a result, there can be no assurance that the Forecasts will be realized, and actual results may differ materially than those contained in the Forecasts.

        You should evaluate the Forecasts, if at all, in conjunction with the historical financial statements and other information regarding Empire contained in our public filings with the SEC, see "Where You Can Find More Information". Our management reviewed the Forecasts with the Board, which considered them in connection with their evaluation and approval of the merger agreement and the merger.

        Except to the extent required by applicable federal securities laws, we do not intend, and expressly disclaim any responsibility, to update or otherwise revise the Forecasts to reflect circumstances existing after the date when our management prepared the Forecasts or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the Forecasts are shown to be in error.

        In light of the foregoing factors and the uncertainties inherent in the Forecasts, our shareholders are cautioned not to rely on the Forecasts included in this proxy statement.

        Certain of the measures included in the Forecasts may be considered non-GAAP financial measures, including EBITDA. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by us may not be comparable to similarly titled amounts used by other companies.

Fiscal year ending December 31,
($ in millions, except per share data)

	2016E	2017E	2018E	2019E	2020E
Initial Forecast
Total Operating Revenues	$767	$804	$812	$831	$856
Gross Margin(1)	$446	$478	$480	$493	$510
EBITDA(2)	$234	$258	$252	$264	$279
Net Income	$64	$72	$65	$68	$74
Earnings per Share	$1.45	$1.62	$1.45	$1.52	$1.62
Capital Expenditures(3)	$124	$117	$168	$161	$120

	2016E	2017E	2018E	2019E	2020E
Updated Forecast
Total Operating Revenues	$769	$795	$809	$822	$844
Gross Margin(1)	$446	$479	$481	$492	$505
EBITDA(2)	$236	$258	$253	$262	$273
Net Income	$65	$73	$66	$68	$72
Earnings per Share	$1.47	$1.65	$1.49	$1.52	$1.58
Capital Expenditures(3)	$124	$117	$168	$161	$120

	2016E	2017E	2018E	2019E	2020E
Updated Forecast ITC
Total Operating Revenues	$769	$795	$809	$822	$842
Gross Margin(1)	$446	$479	$481	$491	$504
EBITDA(2)	$236	$258	$253	$261	$272
Net Income	$65	$74	$68	$69	$71
Earnings per Share	$1.47	$1.66	$1.53	$1.53	$1.57
Capital Expenditures(3)	$124	$117	$168	$161	$120
Moelis Calculation:
Unlevered Free Cash Flows(4)	$91	$107	$45	$48	$87

(1)
Gross Margin is defined as total operating revenues minus fuel and purchased power expense.

(2)
EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization.

(3)
Gross capital expenditures excluding allowance for funds used during construction, which we refer to as AFUDC, and inclusive of cost of removal expenditures.

(4)
For purposes of Moelis' discounted cash flow analysis, Moelis used the Updated Forecast ITC to calculate the unlevered free cash flows of Empire by tax-effecting earnings before interest and taxes, and adding back the aggregate of depreciation and amortization, non-cash pension expense (net of pension funding), changes in deferred income taxes and investment tax credits, and customer deposits and other cash flow adjustments provided by management, less the sum of capital expenditures, net investment in working capital, and AFUDC earnings. The unlevered free cash flow calculation derived from the Updated Forecast ITC is included above because Moelis used such calculation in its discounted cash flow analysis described in the section entitled "—Opinion of Moelis & Company LLC—Empire Financial Analysis."

Opinion of Moelis & Company LLC

        At the meeting of the Board held on February 9, 2016 to evaluate and approve the merger, Moelis delivered an oral opinion, which was confirmed by delivery of a written opinion dated February 9, 2016, addressed to the Board to the effect that, as of the date of the opinion and based upon and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken set forth in the opinion, the per-share merger consideration to be received by holders of Empire common stock was fair, from a financial point of view, to such holders.

        The full text of Moelis' written opinion, February 9, 2016, which sets forth the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. Holders of Empire common stock are encouraged to read Moelis' written opinion carefully and in its entirety. Moelis' opinion was provided for the use and benefit of the Board (in its capacity as such) in its evaluation of the merger. Moelis' opinion is limited to the fairness, from a financial point of view, of the per-share merger consideration to the holders of Empire common stock and does not address Empire's underlying business decision to effect the merger or the relative merits of the merger as compared to any alternative business strategies or transactions that might be available with respect to Empire. Moelis' opinion does not constitute a recommendation to any stockholder of Empire as to how such stockholder should vote or act with respect to the merger or any other matter. Moelis' opinion was approved by a Moelis fairness opinion committee.

        At the direction of the Board, Moelis was not asked to, nor did it, offer any opinion as to any terms of the merger agreement or any aspect or implication of the merger, except for the per-share merger consideration to the extent expressly specified in its opinion. Moelis did not express any view or opinion with respect to legal, regulatory, tax, accounting or similar matters, and Moelis assumed, with the Board's consent, and relied upon, without independent verification, the assessments of representatives of Empire with respect to such matters. In rendering its opinion, Moelis assumed, with the Board's consent, that the merger would be consummated in accordance with its terms and that the parties to the merger agreement would comply with all material terms of the merger agreement. Moelis also assumed, with the Board's consent, that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger would be obtained without the imposition of any delay, limitation, restriction, divestiture or condition that would have an adverse effect on Empire or the merger.

        In arriving at its opinion, Moelis, among other things:

  •
  reviewed certain publicly available business and financial information relating to Empire;

  •
  reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of Empire furnished to Moelis by Empire, including financial forecasts provided to or discussed with Moelis by Empire's management;

  •
  conducted discussions with members of Empire's senior management and representatives concerning the information described above, as well as the business and prospects of Empire generally;

  •
  reviewed publicly available financial and stock market data of certain other companies in lines of business that Moelis deemed relevant;

  •
  reviewed the financial terms of certain other transactions that Moelis deemed relevant;

  •
  considered the result of efforts by or on behalf of Empire, including by Moelis at Empire's direction, to solicit indications of interest from third parties with respect to a possible acquisition of Empire;

  •
  reviewed the merger agreement;

  •
  participated in certain discussions and negotiations among representatives of Empire and Liberty Central and Algonquin and their advisors; and

  •
  conducted such other financial studies and analyses and took into account such other information as Moelis deemed appropriate.

        In connection with its review, Moelis did not assume any responsibility for independent verification of any of the information supplied to, discussed with or reviewed by Moelis for the purpose of its opinion and, with the Board's consent, relied on such information being complete and accurate in all material respects. In addition, with the Board's consent, Moelis did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of Empire, nor was Moelis furnished with any such evaluation or appraisal. With respect to the financial forecasts referred to above, Moelis assumed, at the direction of the Board, that they were reasonably prepared on a basis reflecting the best currently available estimates and judgments of Empire's management as to the future performance of Empire. In addition, with the Board's consent, Moelis relied on the assessments of Empire's management as to, among other things, the potential impact on Empire of market, cyclical and other trends in and prospects for, and regulatory matters relating to or affecting, the electric and natural gas utilities industries (including, without limitation, future commodity prices, which are subject to significant volatility, and future rate cases, cost recovery and other regulatory proceedings and determinations), and assumptions of Empire's management as to such matters which, if different than as provided to Moelis, could have a meaningful impact on its analyses or opinion. Moelis assumed, with the Board's consent, that there would be no developments with respect to any such matters that would be meaningful in any respect to Moelis' analyses or opinion.

        Moelis' opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Moelis as of, the date of its opinion. Moelis' opinion did not address or express any view as to any potential effects of any significant credit, financial and stock market volatility on Empire, Algonquin, Liberty Central or the merger.

        Moelis' opinion was for the use and benefit of the Board (in its capacity as such) in its evaluation of the merger and may not be disclosed without Moelis' prior written consent. Moelis' opinion did not address the fairness of the merger, or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors or other constituencies of Empire, other than the fairness of the per-share merger consideration from a financial point of view to the holders of Empire common stock. In addition, Moelis did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the merger, or any class of such persons, relative to the per-share merger consideration or otherwise.

        The following is a summary of the material financial analyses presented by Moelis to the Board at its meeting held on February 9, 2016, in connection with its opinion. Some of the summaries of financial analyses below include information presented in tabular format. In order to fully understand Moelis' analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Moelis' analyses. For purposes of the analyses described below, references to estimated earnings before interest, taxes, depreciation and amortization, which is referred to as EBITDA, and net income mean EBITDA and net income excluding one-time charges and, in the case of EBITDA, after stock-based compensation expense, as applicable.

Empire Financial Analyses

        Discounted Cash Flow Analysis.    Moelis performed a discounted cash flow analysis of Empire using the Updated Forecast ITC provided by Empire's management to calculate the present value of the estimated future unlevered free cash flows projected to be generated by Empire. In performing a discounted cash flow analysis of Empire, Moelis utilized a selected range of discount rates of 4.3% to 4.9%, derived from a weighted average cost of capital calculation, to calculate the estimated present values (as of December 31, 2015) of (i) Empire's estimated after-tax unlevered free cash flows for the calendar year ending December 31, 2016 through the calendar year ending December 31, 2020, and (ii) the estimated terminal value for Empire derived by applying to Empire's estimated EBITDA for the calendar year ending December 31, 2020 a selected range of EBITDA multiples of 7.5x to 9.5x. This analysis indicated the following approximate implied per share equity value reference range for Empire, as compared to the per-share merger consideration:

Implied Per Share Equity Value Reference Range	Per-Share Merger Consideration
$23.97 - $35.11	$34.00

        Selected Precedent Transactions Analysis.    Moelis reviewed financial information of the following nine selected transactions announced between February 21, 2012 and August 24, 2015 involving target companies that Moelis considered generally relevant as transactions involving companies that primarily operated both electric and natural gas utilities under state and federal regulatory regimes, which are collectively referred to as the Moelis selected transactions:

Announcement Date	Acquiror	Target
8/24/15	Emera Incorporated	TECO Energy, Inc.
2/25/15	Iberdrola, S.A.	UIL Holdings Corporation
12/3/14	NextEra Energy, Inc.	Hawaiian Electric Industries, Inc.
10/20/14	Macquarie Infrastructure Partners Inc. consortium	Cleco Corporation
6/23/14	WEC Energy Group, Inc. (f/k/a Wisconsin Energy Corporation)	Integrys Energy Group, Inc.
4/30/14	Exelon Corporation	Pepco Holdings, Inc.
12/11/13	Fortis Inc.	UNS Energy Corporation
5/29/13	Berkshire Hathaway Energy Company (f/k/a MidAmerican Energy Holdings Company)	NV Energy, Inc.
2/21/12	Fortis Inc.	CH Energy Group, Inc.

        Moelis reviewed, among other information, transaction values of the Moelis selected transactions as a multiple of the then estimated EBITDA for the current calendar year in which the transaction was announced and the then estimated EBITDA for the next calendar year after the transaction was announced. Moelis also reviewed fully diluted equity values of the Moelis selected transactions (calculated as the purchase prices paid for the target companies) as a multiple of the then estimated net income for the current calendar year in which the transaction was announced and the then estimated net income for the next calendar year after the transaction was announced. Financial data for the Moelis selected transactions were based on publicly available information, including publicly available consensus research analysts' estimates. Financial data for Empire was based on the Updated Forecast ITC as provided by Empire's management.

        The overall low to high current calendar year and next calendar year estimated EBITDA multiples observed for the Moelis selected transactions were 8.9x to 10.8x (with a mean of 9.9x and a median of 9.8x) and 8.1x to 10.6x (with a mean of 9.4x and a median of 9.5x), respectively, and the current calendar year and next calendar year estimated net income multiples observed for the Moelis selected transactions were 18.1x to 22.7x (with a mean of 20.9x and a median of 21.4x) and 17.4x to 21.2x (with a mean of 19.5x and a median of 20.1x), respectively. Moelis then applied selected ranges of current calendar year and next calendar year estimated EBITDA multiples informed by the Moelis selected transactions of 9.0x to 10.5x and 8.5x to 10.5x to Empire's calendar year 2015 EBITDA and calendar year 2016 estimated EBITDA, respectively, and selected ranges of current calendar year earnings per share multiples and next calendar year estimated earnings per share multiples informed by the Moelis selected transactions of 19.0x to 23.0x and 18.0x to 22.0x to Empire's calendar year 2015 earnings per share and calendar year 2016 estimated earnings per share, respectively. This analysis indicated the following approximate implied per share equity value reference ranges for Empire, as compared to the per-share merger consideration:

Implied Per Share Equity Value Reference Ranges Based On:
CY2015 EBITDA	CY2016E EBITDA	CY2015 Earnings Per Share	CY2016E Earnings Per Share	Per-Share Merger Consideration
$23.11 - $30.31	$25.44 - $36.15	$24.70 - $29.90	$26.46 - $32.34	$34.00

        Selected Public Companies Analysis.    Moelis reviewed financial and stock market information of the following eight companies that Moelis considered generally relevant as publicly traded companies that primarily operate both electric and natural gas utilities under state and federal regulatory regimes with proximate enterprise values as Empire or operate in similar jurisdictions as Empire, which are collectively referred to as the Moelis selected companies:

  •
  Ameren Corporation

  •
  ALLETE, Inc.

  •
  Avista Corp.

  •
  El Paso Electric Co.

  •
  Great Plains Energy Incorporated

  •
  Northwestern Corporation

  •
  PNM Resources, Inc.

  •
  Westar Energy, Inc.

        Moelis reviewed, among other information, enterprise values of the Moelis selected companies as a multiple of calendar year 2015, calendar year 2016 and calendar year 2017 estimated EBITDA. Moelis also reviewed equity values per share of the Moelis selected companies (based on closing stock prices on February 5, 2016) as a multiple of calendar year 2015, calendar year 2016 and calendar year 2017 estimated earnings per share. Financial data for the Moelis selected companies were based on publicly available consensus research analysts' estimates, public filings and other publicly available information. Financial data for Empire was based on the Updated Forecast ITC as provided by Empire's management.

        The overall low to high calendar year 2015, calendar year 2016 and calendar year 2017 estimated EBITDA multiples observed for the Moelis selected companies were 8.7x to 11.8x (with a mean of 10.4x and a median of 10.3x), 8.2x to 11.2x (with a mean of 9.6x and a median of 9.4x) and 7.9x to 10.7x (with a mean and median of 9.0), respectively. The overall low to high calendar year 2015, calendar year 2016 and calendar year 2017 estimated earnings per share multiples observed for the Moelis selected companies were 16.1x to 20.6x (with a mean of 19.2x and a median of 19.7x), 16.2x to 19.7x (with a mean of 17.5x and a median of 17.2x) and 14.9x to 17.6x (with a mean of 16.3x and a median of 16.2x), respectively. Moelis then applied selected ranges of calendar year 2015, calendar year 2016 and calendar year 2017 estimated EBITDA multiples informed by the Moelis selected companies of 8.5x to 10.5x, 8.0x to 10.0x and 7.5x to 9.0x, respectively, and selected ranges of calendar year 2015, calendar year 2016 and calendar year 2017 estimated earnings per share multiples of 17.5x to 20.5x, 16.0x to 19.0x and 14.5x to 17.5x, respectively, to corresponding financial data of Empire. This analysis indicated the following approximate implied per share equity value reference ranges for Empire, as compared to the per-share merger consideration:

Implied Per Share Equity Value Reference Ranges Based On:
CY2015 EBITDA	CY2016E EBITDA	CY2017E EBITDA	CY2015 Earnings Per Share	CY2016E Earnings Per Share	CY2017E Earnings Per Share	Per-Share Merger Consideration
$20.71 - $30.31	$22.76 - $33.48	$23.83 - $32.61	$22.75 - $26.65	$23.52 - $27.93	$24.07 - $29.05	$34.00

Other Information

        Moelis also noted for the Board certain additional factors that were not considered part of Moelis' financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things:

  •
  implied premiums paid in the Moelis selected transactions, which indicated overall low to high implied premiums paid in such transactions based on the one-day, seven-day and one-month unaffected closing stock prices of the target companies involved in such transactions of approximately 10.6% to 48.8% (with a mean of 22.7% and a median of 19.6%), 12.4% to 48.4% (with a mean of 23.5% and a median of 21.9%) and 0.8% to 54.9% (with a mean of 21.2% and a median of 18.5%), respectively; and

  •
  the perpetuity growth rates of (0.1)% to 1.4% implied from the selected range of EBITDA terminal multiples of 7.5x to 9.5x utilized in Moelis' discounted cash flow analysis and that the terminal value represented 83% to 86% of the discounted cash flow net present value.

Miscellaneous

        This summary of Moelis' analyses is not a complete description of Moelis' opinion or the analyses underlying, and factors considered in connection with, Moelis' opinion. The preparation of a fairness opinion is a complex analytical process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Moelis' opinion. In arriving at its fairness determination, Moelis considered the results of all of its analyses and did not base its opinion solely on any one factor or analysis. Rather, Moelis made its fairness determination on the basis of its experience and professional judgment after considering the results of all of its analyses.

        No company or transaction used in the analyses described above is identical to Empire or the merger, nor were individual multiples derived for each of the Moelis selected companies or Moelis selected transactions independently determinative of Moelis' views with respect to its selected public companies or selected precedent transaction analyses. In addition, such analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Given that the analyses described above are inherently subject to uncertainty and based upon numerous factors or events beyond the control of the parties or their respective advisors, neither Empire nor Moelis or any other person assumes responsibility if future results are materially different from those forecast.

        The per-share merger consideration was determined through arms-length negotiations between Empire and Algonquin and Liberty Central and was approved by the Board. Moelis did not recommend any specific consideration to Empire or the Board or that any specific amount or type of consideration constituted the only appropriate consideration for the merger.

        Moelis has acted as a financial advisor to Empire in connection with the merger and Empire agreed to pay Moelis a fee equal to a percentage of the consideration to be paid to Empire's equity holders (including amounts payable to holders of options, warrants and convertible securities) plus assumed debt, one-quarter of which ($3.424 million) was paid in connection with the delivery of its opinion (regardless of the conclusion reached therein), one-quarter of which becomes payable upon the approval of the merger by the stockholders of Empire, and the remainder becomes payable upon completion of the merger. Based on the consideration to be paid to Empire's equity holders, plus the assumed debt as of December 31, 2015, the estimated aggregate amount of the fees payable to Moelis is $13.695 million. In addition, Empire has agreed to pay Moelis a termination fee equal to one-fifth of any termination or similar fee received by Empire if the merger fails to close. In addition, Empire has agreed to indemnify Moelis and its affiliates, their respective directors, officers, partners, managers, agents, representatives and employees (including any person controlling Moelis or its affiliates) for certain liabilities and expenses arising out of, related to, or in connection with its engagement.

        Moelis' affiliates, employees, officers and partners may at any time own securities (long or short) of Empire, Liberty Central and Algonquin. Moelis and its affiliates in the past have not provided investment banking and other services to Empire and its affiliates unrelated to the merger. In the past two years prior to the date of its opinion, Moelis advised Algonquin in connection with two potential merger and acquisition transactions, which did not involve Empire and which were not consummated. Moelis did not receive any fees from Algonquin for services provided in connection with such transactions. In the future, Moelis and its affiliates may provide such services to Empire and Algonquin and may receive compensation for such services.

        Empire selected Moelis as a financial advisor in connection with the merger because of Moelis' substantial experience in similar transactions, industry knowledge and familiarity with Empire and its business. Moelis is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, and valuations for corporate and other purposes.

Interests of the Directors and Executive Officers of Empire in the Merger

        Empire's executive officers and directors may have interests in the merger that may be deemed to be in addition to or different from your interests as a shareholder. The Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the merger agreement, in approving the merger agreement and the merger and in recommending that the merger agreement be adopted by the shareholders of Empire.

Treatment of Restricted Stock Awards and Other Awards

        Empire's executive officers and directors hold restricted stock awards and other awards. Upon completion of the merger, these awards will be treated as follows:

  •
  each outstanding time-vested restricted stock award will be canceled and converted into the right to receive a lump-sum cash payment equal to the product of (i) the merger consideration, without interest, multiplied by (ii) the product of (1) the total number of shares of Empire's common stock underlying such time-vested restricted stock award, multiplied by (2) the ratio equal to (x) the number of months through the closing date of the merger (rounding a fraction of a month to the next higher number of whole months) in the restricted period under such time-vested restricted stock award, divided by (y) the total number of months in the restricted period under such time-vested restricted stock award;

  •
  each outstanding performance-based restricted stock award will be canceled and converted into the right to receive a lump-sum cash payment equal to the product of (i) the merger consideration, without interest, multiplied by (ii) the total number of shares of Empire's common stock that would be earned for performance at target over the performance period under such performance-based restricted stock award; and

  •
  each outstanding common stock unit granted under Empire's director stock unit plan will be canceled and converted into the right to receive an amount in cash equal to the merger consideration, payment of which amount shall be made at the time elected or provided pursuant to the terms and conditions of such director stock unit, together with interest at the "U.S. Prime Rate" as quoted by the Wall Street Journal from the effective time until the date of payment of such amount.

        For each of our executive officers, the amounts that would have been realized with respect to their restricted stock awards, assuming the consummation of the merger occurred on March 1, 2016, are estimated to be as follows:

Name	Time- Vested Restricted Stock (#)	Time- Vested Restricted Stock ($)	Performance- Based Restricted Stock (#)	Performance- Based Restricted Stock ($)
Bradley P. Beecher,	9,489	322,622	31,200	1,060,800
President and Chief Executive Officer
Laurie A. Delano,	2,947	100,206	9,300	316,200
Vice President—Finance and Chief Financial Officer
Kelly S. Walters,	3,028	102,944	9,800	333,200
Vice President and Chief Operating Officer-Electric
Ronald F. Gatz,	2,592	88,117	8,300	282,200
Vice President and Chief Operating Officer-Gas
Blake A. Mertens,	1,844	62,711	5,600	190,400
Vice President—Energy Supply & Delivery Operations
Brent A. Baker,	511	17,378	3,300	112,200
Vice President—Customer Service, Transmission and Engineering

        For each of our non-employee directors, the amounts that would be realized with respect to their common stock units granted under Empire's director stock unit plan, excluding interest payable, if any, under the terms of the merger agreement, assuming the consummation of the merger occurred on March 1, 2016, are estimated to be approximately as follows:

Name	Common Stock Units (#)	Common Stock Units ($)(1)
Kenneth R. Allen	17,229	585,786
Ross C. Hartley	34,537	1,174,258
D. Randy Laney	12,958	440,572
Bonnie C. Lind	21,667	736,678
B. Thomas Mueller	35,153	1,195,202
Thomas M. Ohlmacher	14,549	494,666
Paul R. Portney	7,591	258,094
Herbert J. Schmidt	7,591	258,094
C. James Sullivan	7,591	258,094

(1)
Payment of such amounts shall be made at the time elected or provided pursuant to the terms and conditions of such director stock unit.

Change-In Control Severance Pay Plan

        We have a Change In Control Severance Pay Plan ("Severance Plan"), adopted originally in 1991 and amended most recently in 2008 that covers our executive officers as well as our other key employees who are not executive officers. The Severance Plan provides severance payments and other benefits upon involuntary termination or voluntary termination (each as defined below) of employment following a change of control. For purposes of the Severance Plan, the consummation of the merger will constitute a change in control.

        An involuntary termination is deemed to occur if (1) the employment of the executive officer or key employee is terminated by Empire within two years after a change in control other than for certain reasons (such as specified acts of willful misconduct, felony convictions or failure to perform duties) or (2) the executive officer or key employee terminates the employment within two years after a change in control and within 180 days after a material reduction or material change in responsibilities or authority, reassignment to another geographic location, or a reduction in base salary or incentive compensation or other benefits. Should an involuntary termination occur, an executive officer would be eligible under the Severance Plan for a payment equal to 36 months of compensation. This compensation is based on the executive officer's annual base salary in effect immediately prior to the date of termination plus the average of annual awards of incentive compensation made to the executive in the form of cash or restricted stock in the three calendar years immediately preceding the calendar year of the involuntary termination. Payments pursuant to an involuntary termination of employment are made in the form of a lump sum within 30 days following termination.

        A voluntary termination is deemed to occur if the executive officer or key employee elects to terminate his or her employment between the first anniversary date of a change in control and the date that is 18 months after the change in control. In the case of a voluntary termination, the executive officer or key employee would be eligible for the same compensation as if it were an involuntary termination, with payment made in the form of a lump sum within 30 days following termination. In the event such executive officer becomes re-employed, including certain forms of self-employment, within the 36 month period following a voluntary termination, the executive officer is required to repay a pro-rata portion of the lump sum received under the Severance Plan to Empire.

        Executive officers or key employees are eligible for continuation (under similar cost sharing arrangements as immediately prior to a change in control) of benefits and service credit for benefits they would have received had they remained an employee of Empire (in the case of involuntary termination of an executive officer, for a period of 36 months or, in the case of voluntary termination, for the period during which the executive officer is entitled to receive the other severance benefits). Benefits include medical, life and accidental death and dismemberment insurance. Executive officers or key employees accumulate additional age and service credits as a result of a change in control equal to the period corresponding to the multiple used to calculate the severance benefit (e.g., 36 months in the case of an executive officer). Such executive officers or key employees are eligible to receive an enhanced retirement benefit equal to the difference between the retirement benefit they would receive had they not received additional age and service credits and the retirement benefit they would receive when such additional age and service credits are included.

        In addition, in accordance with the terms of the Severance Plan, if any payments to qualifying individuals under the Severance Plan or any other plan, arrangement or agreement are subject to the excise tax on "excess parachute payments" under Section 4999 of the Internal Revenue Code, such qualifying individual(s) will receive an additional gross-up amount designed to place them in the same after-tax position as if the excise tax had not been imposed.

        The following table sets forth the amount of payments and benefits that each of our executive officers would have received in connection with the merger under the Severance Plan (and, in the case of the "Accelerated Vesting of Outstanding Equity Grants" column, under the merger agreement), assuming the consummation of the merger occurred on March 1, 2016, and the employment of the executive officer was terminated as a result of involuntary termination or a voluntary termination entitling the executive to benefits under the Severance Plan, in each case assuming for purposes of the calculation that the termination of employment occurred on such date. Any actual severance benefits would be calculated as of the date of voluntary or involuntary termination. As noted above, payments in connection with a voluntary termination are calculated in the same manner as those in connection with an involuntary termination, except that the executive officer must wait at least 12 months after the change of control to terminate employment and, as a result, the amounts set forth below would be based on a different termination date in the case of a voluntary termination. In order to receive benefit payments outlined below, an executive officer is not required to satisfy any additional condition or obligation, except that in the case of a voluntary termination the executive may be required to repay a pro-rata portion of the payments and benefits continuation terminates if the executive becomes re-employed within the following 36 months.

Name	Cash Severance Benefit ($)(1)	Retirement and SERP Enhancement ($)	Accelerated Vesting of Outstanding Equity Grants ($)(2)	Benefits Continuation ($)	Gross-Up Required to Negate Excise Tax ($)	Total Change in Control Benefit ($)
B.P. Beecher	4,086,539	3,151,623	1,383,422	51,557	4,578,584	13,251,725
L.A. Delano	1,756,194	1,890,300	416,406	14,297	2,263,837	6,341,034
K.S. Walters	1,878,858	1,168,569	436,144	26,717	1,777,281	5,287,569
R.F. Gatz	1,572,732	376,287	370,317	14,297	1,135,015	3,468,648
B.A. Mertens	1,294,719	356,115	253,111	51,557	1,021,817	2,977,319
B.A. Baker	917,216	234,312	129,578	51,557	746,291	2,078,954

(1)
The amounts in this column represent cash severance payments payable to each executive officer in the event of involuntary termination or voluntary termination as defined under the Severance Plan. The amounts in this column consist of:

Name	3 Times Annual Base Salary ($)	3 Times Average Annual Cash Incentive Awards ($)	3 Times Average Annual Restricted Stock Awards ($)
B.P. Beecher	1,665,000	1,038,304	1,383,235
L.A. Delano	885,000	445,035	426,159
K.S. Walters	990,000	446,267	442,591
R.F. Gatz	825,000	361,200	386,532
B.A. Mertens	742,500	293,908	258,311
B.A. Baker	681,000	151,096	85,120
(2)
The amounts in this column represent the value of accelerated vesting of restricted stock awards held by the executive officers, which awards will be canceled and converted into cash payments upon the consummation of the merger in accordance with the merger agreement as described under the heading "—Treatment of Restricted Stock Awards and Other Awards" above.

Indemnification, Exculpation and Insurance

        Pursuant to the merger agreement, from and after the effective time of the merger, the surviving corporation will indemnify and hold harmless each current and former director, officer or employee of Empire and its subsidiaries for liabilities for acts or omissions occurring at or prior to the effective time of the merger. In addition, the surviving corporation will also maintain directors' and officers' and fiduciary liability insurance policies for six years following the effective time of the merger, subject to certain limitations on the amount of premiums payable under such policies. See "Proposal 1: Approval of the Merger Agreement—Indemnification, Exculpation and Insurance."

New Arrangements

        Prior to the effective time of the merger, Liberty Central may in its discretion initiate negotiations of agreements, arrangements and understandings with certain of Empire's executive officers regarding compensation and benefits and may enter into definitive agreements with certain of Empire's executive officers regarding employment on a going-forward basis following completion of the merger.

Golden Parachute Compensation

        This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each named executive officer of Empire that is based on or otherwise relates to the merger. This compensation is referred to as "golden parachute" compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the merger-related compensation payable to our named executive officers. The "golden parachute" compensation payable to these individuals is subject to a non-binding advisory vote of Empire's shareholders.

        The following table sets forth the amount of payments and benefits that each Empire named executive officer would have received in connection with the merger, assuming the consummation of the merger occurred on March 1, 2016, and the employment of the named executive officer was terminated as a result involuntary termination, in each case on such date. Any actual severance benefits would be calculated as of the date of voluntary or involuntary termination. In order to receive benefit payments outlined below, an executive officer is not required to satisfy any additional condition or obligation. For additional information about these payments and benefits, see the descriptions above in this "Interests of the Directors and Executive Officers of Empire in the Merger" section.

Name	Cash Severance Benefit ($)(1)	Retirement and SERP Enhancement ($)	Accelerated Vesting of Outstanding Equity Grants ($)(2)	Benefits Continuation ($)	Gross-Up Required to Negate Excise Tax ($)	Total Change in Control Benefit ($)
B.P. Beecher	4,086,539	3,151,623	1,383,422	51,557	4,578,584	13,251,725
L.A. Delano	1,756,194	1,890,300	416,406	14,297	2,263,837	6,341,034
K.S. Walters	1,878,858	1,168,569	436,144	26,717	1,777,281	5,287,569
R.F. Gatz	1,572,732	376,287	370,317	14,297	1,135,015	3,468,648
B.A. Mertens	1,294,719	356,115	253,111	51,557	1,021,817	2,977,319

(1)
The amounts in this column represent cash severance payments under the Severance Plan. The amounts in this column consist of:

Name	3 Times Annual Base Salary ($)	3 Times Average Annual Cash Incentive Awards ($)	3 Times Average Annual Restricted Stock Awards ($)
B.P. Beecher	1,665,000	1,038,304	1,383,235
L.A. Delano	885,000	445,035	426,159
K.S. Walters	990,000	446,267	442,591
R.F. Gatz	825,000	361,200	386,532
B.A. Mertens	742,500	293,908	258,311
(2)
The amounts in this column represent the value of accelerated vesting of restricted stock awards held by the executive officers, which awards will be cancelled and converted into cash payments in accordance with the merger agreement as described under the heading "Interests of the Directors and Executive Officers of Empire in the Merger—Treatment of Restricted Stock Awards and Other Awards" above.

Closing and Effective Time of the Merger

        The closing of the merger will take place no later than the fifteenth business day following the satisfaction or waiver in accordance with the merger agreement of all of the conditions to closing of the merger (as described under "Proposal 1: Approval of the Merger Agreement—Conditions to the Closing of the Merger"), other than conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions, or at such other time as we, Liberty Central and Merger Sub may mutually agree.

Appraisal Rights

        If the merger is completed, our stockholders will be entitled to appraisal rights under Section 17-6712 of the KGCC, subject to compliance with certain other provisions of the KGCC.

        This section is intended to provide a brief summary of the material provisions of the Kansas statutory procedures that a stockholder must follow in order to seek and perfect appraisal rights. However, this summary is not a complete statement of all applicable requirements, and it is qualified in its entirety by reference to the text of the relevant provisions of the KGCC, which are attached to this proxy statement as Annex C. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 17-6712. Failure to follow precisely any of the statutory procedures set forth in Section 17-6712 may result in a termination or waiver of appraisal rights.

        With respect to participants in The Empire District Electric Company Employee 401(k) Plan and ESOP, the plan trustee is the legal owner of the shares. Because The Empire District Electric Company Employee 401(k) Plan and ESOP does not give participants the right to exercise the appraisal rights, the plan trustee will exercise or not exercise appraisal rights in accordance with the terms of the plan and applicable law.

        A stockholder of record who makes the demand described below with respect to some or all of such stockholder's shares, who submits a written demand for appraisal to us and otherwise complies with the statutory requirements of Section 17-6712, and who does not submit a proxy or vote in favor of adoption of the merger agreement or consent thereto in writing, will be entitled to an appraisal by the district court, of the fair value of his, her or its shares of our common stock in lieu of the consideration that such stockholder would otherwise be entitled to receive pursuant to the merger agreement.

        Under Section 17-6712, because the merger agreement is to be submitted for adoption at the special meeting, not fewer than 20 days prior to the meeting, we must notify each of our stockholders for whom appraisal rights are available that such appraisal rights are available and include in such notice a copy of Section 17-6712. This proxy statement shall constitute such notice to our stockholders of record and a copy of Section 17-6712 is attached to this proxy statement as Annex C.

        Stockholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 17-6712. Those conditions include the following:

  •
  Stockholders electing to exercise appraisal rights must not submit a proxy or vote "FOR" the approval of the merger agreement. Submitting a proxy or voting "FOR" the Merger Proposal will result in the waiver of appraisal rights.

  •
  Because a submitted proxy not marked "AGAINST" or "ABSTAIN" will be voted "FOR" the approval of the merger agreement, the submission of a proxy not marked "AGAINST" or "ABSTAIN" will result in the waiver of appraisal rights.

  •
  A written demand for appraisal of shares of our common stock must be delivered to us before the taking of the vote on the approval of the merger agreement at the special meeting. The written demand for appraisal should reasonably inform us of the stockholder's identity and specify that such stockholder is thereby demanding appraisal of his, her or its shares of our common stock. The written demand for appraisal of shares of our common stock is in addition to and separate from a vote against the approval of the merger agreement or an abstention from such vote. Failure to return your proxy, voting against, or abstaining from voting on, the approval of the merger agreement will not satisfy your obligation to make a written demand for appraisal. Failure to make a written demand for appraisal prior to the taking of the vote on the approval of the merger agreement at the special meeting will constitute a waiver of appraisal rights.

        A stockholder who elects to exercise appraisal rights should mail or deliver his, her or its written demand to The Empire District Electric Company, 602 S. Joplin Avenue, Joplin, Missouri 64801, Attention: Secretary.

        Within 10 days after the Effective Time, the surviving corporation must provide notice to each stockholder of each stockholder who has complied with Section 17-6712 and has not voted in favor of the approval of the merger agreement.

        Within 120 days after the effective time of the merger, either the surviving corporation or any stockholder who has complied with the required conditions of Section 17-6712 may file a petition in the district court, with a copy served on the surviving corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares of our common stock held by all stockholders seeking to exercise appraisal rights. We have no present intent to file an appraisal petition, and stockholders seeking to exercise appraisal rights should not assume that the surviving corporation will file such a petition or that we or the surviving corporation will initiate any negotiations with respect to the fair value of such shares. Accordingly, stockholders who desire to have their shares of our common stock appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 17-6712.

        Failure to file a petition for appraisal within the time period specified in Section 17-6712 could result in a loss of appraisal rights.

        Within 120 days after the effective time of the merger, any stockholder who has satisfied the applicable requirements of Section 17-6712 will be entitled, upon written request, to receive from us a statement setting forth the aggregate number of shares of our common stock not voted in favor of the approval of the merger agreement and with respect to which we received demands for appraisal and the aggregate number of holders of such shares. Such statement must be mailed within 10 days after the stockholder's request has been received by the surviving corporation or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.

        If a petition for an appraisal is timely filed and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated, within 20 days after such service, to file in the office of the clerk of the court a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of our common stock and with whom agreements as to the value of such shares have not been reached. The clerk of the court, if so ordered by the court, shall provide notice for a hearing on the petition. At the hearing, the court will determine which stockholders are entitled to appraisal rights. The court may require the stockholders who have demanded an appraisal for their shares of our common stock and who hold such stock represented by certificates to submit their certificates of stock to the clerk of the court for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the court may dismiss the proceedings as to such stockholder.

        Where proceedings are not dismissed, the court will appraise the shares of our common stock owned by such stockholders, determining the fair value of such shares exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the court will direct the payment of such value to each such stockholder, in the case of holders of uncertificated stock forthwith, and in case of certificated shares, upon surrender by those stockholders of the certificates representing their shares of our common stock. In determining the fair rate of interest, the court considers all relevant factors, including the rate of interest which the surviving corporation would have had to pay to borrow money during the pendency of the proceeding. Interest may be simple or compounded, as the court may direct.

        Although our Board believes that the consideration being provided to our stockholders in connection with the merger is fair, no representation is made as to the outcome of the appraisal of fair value as would be determined by the court, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the per-share merger consideration. Moreover, we do not anticipate offering more than the per-share merger consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 17-6712, the "fair value" of a share of our common stock is less than the per-share merger consideration. In determining "fair value," the court is required to take into account all relevant factors.

        The cost of the appraisal proceeding may be determined by the court and imposed upon the dissenting stockholder(s) and/or the surviving corporation as the court deems equitable under the circumstances. Each dissenting stockholder is responsible for his, her or its attorneys' and expert witness fees and expenses, although, upon application of a dissenting stockholder, the court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including without limitation reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all shares of our common stock entitled to appraisal.

        At any time within 60 days after the effective time, any stockholder will have the right to withdraw his, her or its demand for appraisal and to accept the terms offered in the merger agreement. After this period, a stockholder may withdraw his, her or its demand for appraisal and receive payment for his, her or its shares as provided in the merger agreement only with the consent of the surviving corporation. If no petition for appraisal is filed with the district court within 120 days after the effective time of the merger, or if any stockholder otherwise fails to perfect, successfully withdraws, or loses such holder's appraisal rights, then such stockholder's right to appraisal will cease and such stockholder's shares of our common stock will be deemed to have been converted at the effective time of the merger into the right to receive the consideration that such stockholder would otherwise be entitled to receive pursuant to the merger agreement. In as much as neither we nor the surviving corporation have any obligation to file a petition for appraisal, any stockholder who desires a petition to be filed is advised to file it on a timely basis.

        Any stockholder may withdraw such stockholder's demand for appraisal by delivering to us a written withdrawal of his, her or its demand for appraisal and acceptance of the per-share merger consideration, except that (i) any such attempt to withdraw made more than 60 days after the effective time of the merger will require written approval of the surviving corporation and (ii) no appraisal proceeding in the district court shall be dismissed as to any stock-holder without the approval of the court, and such approval may be conditioned upon such terms as the court deems just.

        Failure by any stockholder to comply fully with the procedures described above and set forth in Section 17-6712 may result in the loss of such stockholder's appraisal rights. In view of the complexity of exercising appraisal rights under the KGCC, any stockholder considering exercising these rights should consult with legal counsel.

Accounting Treatment

        Algonquin and Empire prepare financial statements in accordance with U.S. generally accepted accounting principles, or GAAP. The merger will be accounted for by applying the acquisition method using the accounting guidance for business combinations (referred to as Accounting Standards Codification 805, or ASC 805) which requires the determination of the acquirer, the acquisition date, the fair value of assets and liabilities of the acquiree and the measurement of goodwill. Based on the guidance of ASC 805, Algonquin will be the acquirer of Empire for accounting purposes.

United States Federal Income Tax Consequences of the Merger

        The following discussion is a summary of the United States federal income tax consequences of the merger to holders of shares of our common stock. This summary is general in nature and does not discuss all aspects of United States federal income taxation that may be relevant to a holder of shares of our common stock in light of its particular circumstances. In addition, this summary does not describe any tax consequences arising under the laws of any state, local or non-United States jurisdiction and does not consider any aspects of United States federal tax law other than income taxation. This summary deals only with shares of our common stock held as capital assets (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, which we refer to as the "Code," and does not address tax considerations applicable to any holder of shares of our common stock that may be subject to special treatment under the United States federal income tax laws, including:

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  a bank or other financial institution;

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  a tax-exempt organization;

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  a retirement plan or other tax-deferred account;

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  a partnership, S corporation or other pass-through entity (or an investor in a partnership, S corporation or other pass-through entity);

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  an insurance company;

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  a mutual fund;

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  a real estate investment trust;

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  a dealer or broker in stocks and securities or in currencies;

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  a trader in securities that elects mark-to-market treatment;

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  a shareholder subject to the alternative minimum tax provisions of the Code;

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  a shareholder that actually or constructively owns 5% or more of the outstanding shares of our common stock;

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  a shareholder that received shares of our common stock through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

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  a U.S. holder that has a functional currency other than the United States dollar;

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  a person that holds shares of our common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction;

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  shareholders who have perfected and not withdrawn a demand for, or lost the right to, appraisal under the KGCC; and

  •
  certain former United States citizens or long-term residents.

        If a partnership (including any entity or arrangement treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Such holders should consult their tax advisors regarding the tax consequences of exchanging shares of our common stock for cash pursuant to the merger.

        This summary is based on the Code, the Treasury regulations promulgated under the Code, judicial authority, published administrative positions of the United States Internal Revenue Service, which we refer to as the IRS, and other applicable authorities, all as in effect as of the date of this proxy statement, and all of which are subject to change or differing interpretations at any time, with possible retroactive effect. We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.

        The following summary is for general informational purposes only and is not a substitute for careful tax planning and advice. We urge you to consult your tax advisor with respect to the specific tax consequences to you of the merger in light of your particular circumstances, including federal estate, gift and other non-income tax consequences, and tax consequences under state, local or non-United States tax laws.

U.S. Holders

        The following is a summary of the United States federal income tax consequences that will apply to you if you are a U.S. holder. For purposes of this discussion, the term "U.S. holder" refers to a beneficial owner of our common stock that is, for United States federal income tax purposes:

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  an individual citizen or resident of the United States;

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  a corporation (or any other entity or arrangement treated as a corporation for United States federal income tax purposes) organized in or under the laws of the United States or any state thereof or the District of Columbia;

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  an estate, the income of which is subject to United States federal income taxation regardless of its source; or

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  a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (ii) the trust has validly elected to be treated as a "United States person" under applicable Treasury regulations.

        The exchange of shares of our common stock for cash pursuant to the merger will be a taxable transaction for United States federal income tax purposes. In general, a U.S. holder that receives cash for shares of our common stock pursuant to the merger will recognize capital gain or loss equal to the difference, if any, between the amount of cash received and the holder's adjusted tax basis in the shares of our common stock surrendered in exchange therefor. Gain or loss will be determined separately for each block of our common stock (generally, shares of our common stock acquired at the same cost in a single transaction) held by such U.S. holder. Such capital gain or loss will be long-term capital gain or loss if such U.S. holder's holding period for its shares of our common stock exceeds one year at the time of the exchange. Long-term capital gain recognized by an individual holder is generally eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses.

Backup Withholding Tax

        Proceeds from the exchange of shares of our common stock pursuant to the merger generally will be subject to backup withholding tax at the applicable rate unless the applicable U.S. holder or other payee provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed IRS Form W-9) or otherwise establishes an exemption from backup withholding tax.

        Backup withholding is not an additional tax. Any amounts withheld under the backup withholding tax rules from a payment to a U.S. holder will be allowed as a credit against that holder's United States federal income tax liability and may entitle the holder to a refund, provided that the required information is timely furnished to the IRS. Each U.S. holder should complete and sign the IRS Form W-9, which will be included with the letter of transmittal to be returned to the paying agent, to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent.

Medicare Tax on "Net Investment Income"

        Certain U.S. holders that are individuals, estates and trusts generally will be subject to a 3.8% Medicare tax on their "net investment income." U.S. holders should consult their tax advisors regarding the applicability of the Medicare tax with respect to the disposition of our common stock.

Non-U.S. Holders

        The following is a summary of United States federal income tax consequences that will apply to you if you are a non-U.S. holder. The term non-U.S. holder refers to a beneficial owner of shares of our common stock that is neither a U.S. holder nor a partnership (including any entity or arrangement treated as a partnership for United States federal income tax purposes).

        The following discussion assumes that no item of income, gain, deduction or loss derived by the non-U.S. holder in respect of shares of our common stock at any time is effectively connected with the non-U.S. holder's conduct of a United States trade or business. Special rules, not discussed herein, may apply to certain non-U.S. holders, such as:

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  certain former citizens or residents of the United States;

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  controlled foreign corporations;

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  passive foreign investment companies; and

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  corporations that accumulate earnings to avoid United States federal income tax.

        Gain realized by a non-U.S. holder on the exchange of shares of our common stock for cash pursuant to the merger generally will not be subject to United States federal income tax, unless (i) the non-U.S. holder is an individual who was present in the United States for 183 days or more in the taxable year of the exchange and certain other conditions are met, in which case the holder will be subject to tax at a flat rate of 30% (or such lower rate as may be specified under an applicable income tax treaty) on any gain from the exchange of shares of our common stock, net of applicable United States-source losses from sales or exchanges of other capital assets recognized by the holder during the year, or (ii) in certain circumstances, Empire is or has been a United States real property holding corporation for United States federal income tax purposes during the five years preceding the closing date of the merger. Empire believes that it is not, and has not been during the applicable five-year period, a United States real property holding corporation.

Backup Withholding Tax

        A non-U.S. holder may be subject to backup withholding tax at the applicable rate with respect to the receipt of cash in exchange for shares of our common stock pursuant to the merger unless, generally, the non-U.S. holder certifies under penalties of perjury on an appropriate IRS Form W-8 that such non-U.S. holder is not a United States person, or the non-U.S. holder otherwise establishes an exemption in a manner satisfactory to the paying agent. Each non-U.S. holder should complete, sign and deliver to the paying agent (in the manner specified in the letter of transmittal) an appropriate

IRS Form W-8 to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent.

        Backup withholding is not an additional tax. Any amounts withheld under the backup withholding tax rules generally will be allowed as a credit against the non-U.S. holder's United States federal income tax liability, if any, and may entitle the holder to a refund, provided the required information is timely furnished to the IRS.

        The foregoing summary does not discuss all aspects of United States federal income taxation that may be relevant to particular holders of shares of our common stock. Each shareholder should consult its tax advisor as to the particular tax consequences to it of exchanging its shares of our common stock for cash pursuant to the merger under any federal, state, local or non-United States tax laws.

Regulatory Approvals Required for the Merger

General

        To complete the merger, Empire must obtain approvals or consents from, or make filings with, a number of U.S. federal and state regulatory authorities. The required regulatory approvals, consents and filings, which we refer to as the required regulatory approvals, include the following:

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  the expiration or early termination of the applicable waiting period under the HSR Act;

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  authorization from the FERC pursuant to the FPA;

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  approval by CFIUS, meaning either (i) receipt of written notice issued by CFIUS that it has completed its review or investigation without action or recommendation to suspend or prohibit the merger or (ii) (a) the President of the United States of America has announced a decision not to take any action to suspend or prohibit the closing of the merger after receiving a CFIUS report requesting the President's decision or (b) the President has not, within fifteen calendar days of receiving a CFIUS report, announced a decision to take any action to block, suspend or otherwise prevent the closing of the merger;

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  approvals by the Arkansas Public Service Commission, the Kansas Corporation Commission, the Missouri Public Service Commission and the Oklahoma Corporation Commission; and

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  pre-approvals of license transfers with the Federal Communications Commission.

HSR Act and Other U.S. Antitrust Matters

        Under the HSR Act and the rules promulgated thereunder by the Federal Trade Commission, which we refer to as the FTC, the merger cannot be completed until Empire and Liberty Central each file a notification and report form with the FTC and the Antitrust Division of the Department of Justice ("DOJ") under the HSR Act and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a thirty-calendar-day waiting period following Empire's and Liberty Central's filing of their respective HSR Act notification forms or the early termination of that waiting period, unless before the expiration or termination of this waiting period, the FTC or the Antitrust Division of the DOJ extend the waiting period by issuing a request for additional information to both parties ("Second Request"). If the FTC or the Antitrust Division of the DOJ issue a Second Request, the transactions cannot be completed until the expiration or termination of an additional thirty-calendar-day waiting period (which can be extended by agreement of the parties), beginning after the parties substantially comply with that Second Request. Because clearance under the HSR Act remains valid for only 12 months following expiration or termination of the applicable waiting period, pursuant to the terms of the merger agreement Empire and Liberty Central have agreed not to file these initial notification reports until after the filing of all initial applications for, and at least six months prior to the reasonably expected date of receipt, of all other Required Statutory Approvals.

        At any time before or after closing of the merger, notwithstanding the termination of the waiting period under the HSR Act, the Antitrust Division of the DOJ or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the merger, and notwithstanding the termination of the waiting period under the HSR Act, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

FERC Approval

        Empire and certain affiliates of Liberty Central are public utilities subject to the jurisdiction of the FERC under Part II of the FPA. Section 203 of the FPA requires that a public utility obtain prior FERC authorization for, among other things, the sale or disposition of the whole of the public utility's facilities subject to FERC's jurisdiction, and the merger or consolidation, directly or indirectly, such jurisdictional facilities or any part thereof with those of any other person, by any means whatsoever. Consequently, the merger requires prior authorization by the FERC pursuant to Section 203 of the FPA.

        The FERC must approve the merger if it finds that the merger is consistent with the public interest and will not result in the cross-subsidization of a non-utility associate company or the pledge or encumbrance of utility assets for the benefit of non-utility affiliates (unless it finds that such cross-subsidization or pledge or encumbrance will be consistent with the public interest). The FERC has further stated that, in analyzing a merger or transaction under Section 203 of the FPA, it will evaluate the impact of the merger on:

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  competition in wholesale electric power markets;

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  the applicants' wholesale power and transmission rates; and

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  state and federal regulation of the applicants.

        The FERC will review these factors to determine whether the merger is consistent with the public interest. If the FERC finds that the merger would adversely affect competition in wholesale electric power markets, rates for electric transmission or the wholesale sale of electric energy, or regulation, or that the merger would result in cross-subsidization or pledges or encumbrances that are not consistent with the public interest, it may, pursuant to the FPA, condition its approval in such a manner as necessary to mitigate such adverse effects, or it may decline to approve the merger.

        Liberty Central and Empire filed an application for approval of the merger under Section 203 of the FPA with the FERC on March 16, 2016. The FERC is required to rule on a merger application not later than 180 days from the date on which the completed application is filed. The FERC may, however, for good cause, issue an order extending the time for consideration of the merger application by an additional 180 days. If the FERC does not issue an order within the statutory deadline, then the transaction is deemed to be approved. We expect that the FERC will approve the merger within the initial 180-day review period. However, there is no guarantee that the FERC will not extend the time period for its review or not impose conditions on its approval.

CFIUS Approval

        Empire and Liberty Central expect to file a joint voluntary notification of the merger with CFIUS pursuant to Section 721 of Title VII of the Defense Production Act of 1950, as amended, which we refer to as the "DPA." Under the DPA, the President of the United States is authorized to prohibit or suspend acquisitions, mergers or takeovers by foreign persons that could result in control of persons engaged in interstate commerce in the United States if the President determines, after review and any necessary further investigation by CFIUS, that there is credible evidence that leads the President to believe that the foreign person exercising control might take action that threatens to impair the national security of the United States and that other provisions of existing law do not provide adequate authority to protect national security. The merger is subject to review under the DPA by CFIUS. The approval by CFIUS is a condition to closing the merger, meaning either (i) receipt of written notice issued by CFIUS that it has completed its review or investigation without action or recommendation to suspend or prohibit the merger or (ii) (a) the President of the United States of America has announced a decision not to take any action to suspend or prohibit the closing of the merger after receiving a CFIUS report requesting the President's decision or (b) the President has not, within fifteen calendar days of receiving a CFIUS report, announced a decision to take any action to block, suspend or otherwise prevent the closing of the merger.

State Commissions Approval

Arkansas

        Empire is subject to the jurisdiction of the Arkansas Public Service Commission ("APSC"). Under Arkansas law, Empire must seek authorization from the APSC in order to carry out the terms of the merger agreement. On March 16, 2016, Empire and Liberty Central filed a joint application with the APSC, seeking approval of the merger agreement. In order to authorize the merger, the APSC must find, under Arkansas law, that the proposed transaction is consistent with the public interest. Empire and Liberty Central have the burden of demonstrating the satisfaction of specific factors or requirements that the APSC has established in prior merger cases to assist it in determining whether a transaction is consistent with the public interest. Under Arkansas law, there is no specified time period in which the APSC must issue its decision on the proposed merger.

Kansas

        Empire is subject to the jurisdiction of the Kansas Corporation Commission ("KCC"). On March 16, 2016, Empire and Liberty Central filed a joint application for approval by the KCC under Sections 66-101 et. seq. (the "Kansas Public Utility Act"), 66-104, 66-117, 66-131 and 66-136 of the Kansas Statutes Annotated, of (i) Merger Sub's merger with and into Empire under the terms and provisions described in the merger agreement, with Empire emerging as the surviving corporation and (ii) all other approvals, authorizations, consents and actions that may be required under the Kansas Public Utility Act. Pursuant to previous KCC merger orders, the KCC must find that the merger is in and will promote the public interest. The KCC has historically interpreted and applied the provisions of the Kansas Public Utility Act as requiring a proposed transaction to result in positive benefits to the customers of the applicable utility in order to be in the public interest. In considering the public interest, it has been of primary importance that the merger appears to result in increased efficiencies for the merged company, a level of savings that can benefit both shareholders and ratepayers, enhancement of the reliability of electric service in the area, and a stronger, financially secure public utility. Empire and Liberty Central have the burden of demonstrating the satisfaction of specific factors or requirements that the KCC has established in prior merger cases to assist it in determining whether a transaction is in the public interest. Unless otherwise agreed to by the applicants, Kansas law imposes a 300 day time limit on the KCC's review of the merger application.

Missouri

        Empire is subject to the jurisdiction of the Missouri Public Service Commission ("MPSC"). Under Missouri law, the merger cannot be completed unless and until the MPSC authorizes the merger. There is no specified time period in which the MPSC must issue its decision on the proposed merger. On March 16, 2016, Empire and Liberty Central filed a joint application for approval of the merger with the MPSC. The MPSC is required to approve the merger unless it can be shown to be detrimental to the public interest. Traditionally, the MPSC has examined whether a merger will have an adverse effect on customer service or rates. It will also examine whether the utility will be financially burdened as a consequence of a merger. Applicants seeking merger authorization from the MPSC have the burden of persuading the MPSC that the Merger satisfies of the legal requirements for approval.

Oklahoma

        Empire is subject to the jurisdiction of the Oklahoma Corporation Commission ("OCC"). Under Oklahoma law, there are informational requirements that must be filed, under oath, with the OCC. On March 16, 2016, Empire and Liberty Central jointly made such required filings with the OCC, seeking approval of the merger. The standard of review of such filings is that the OCC find the transaction is in the public interest. Oklahoma law states the OCC shall approve any merger unless it finds, after a public hearing, that (i) the merger would have an adverse impact on Empire's contractual obligations, level of service, financial stability, or management and therefore would not be in the public interest, (ii) the merger would substantially lessen competition in the furnishing of public utility service in the state, (iii) after giving effect to the merger, Empire would not be operated on an integrated basis with Algonquin or (iv) prior to giving effect to the merger, Algonquin is not substantially engaged in the business of providing utility service. Oklahoma law requires a hearing within 60 days of the filing of the statutorily required information, unless for good cause shown, the hearing is continued. The OCC is required to issue an order within 60 days of the completion of the hearing. If an OCC order is not issued within 60 days after the completion of the hearing, the merger is deemed approved.

FCC License Transfer Pre-Approvals

        Under FCC regulations implementing provisions of the Communications Act of 1934, as amended, an entity holding private radio licenses or authorizations for internal communications purposes generally must obtain the authorization of the FCC before the direct or indirect transfer of control or assignment of those licenses or authorizations. Empire and certain of our subsidiaries hold certain FCC licenses or authorizations for private internal communications and, thus, must obtain FCC authorization prior to the consummation of the Merger. Once the FCC has consented to the transfer of control, we have 180 days to complete the Merger. If the Merger does not close within 180 days after receiving FCC consent, we can request an extension of time to consummate the transaction. The FCC customarily grants extension requests of this nature. We anticipate filing the required application with the FCC during the third quarter of 2016.

Algonquin Guarantee

        The following summary describes certain material provisions of the guarantee by Algonquin Power & Utilities Corp. (the "Guarantor"), which provides for a guarantee of Liberty Central's and Merger Sub's obligations under the merger agreement. This summary is not complete and is qualified in its entirety by reference to the complete text of the guarantee, which is attached to this proxy statement as Annex D and incorporated by reference in this proxy statement. We urge you to read the Guarantee carefully and in its entirety.

        Pursuant to the terms of the guarantee, dated February 9, 2016, between Algonquin Power & Utilities Corp. and Empire, Algonquin Power & Utilities Corp has unconditionally and irrevocably guaranteed the full and prompt payment and performance, when due, of all obligations of Liberty Central and Merger Sub under the merger agreement, in each case, as and when due pursuant to the terms of the merger agreement. The Guarantor has made representations and warranties to us in connection with its guarantee with respect to, among other matters: (i) the Guarantor's authority to enter into the guarantee; and (ii) the enforceability of the guarantee against the Guarantor.

Financing of the Merger

        Liberty Central intends to finance the payment of the aggregate cash purchase price of the merger and related expenses at the closing of the merger with a combination of some or all of the following:

  •
  net proceeds of the first instalment paid in respect of the sale in March 2016 by an indirect parent of Liberty Central of C$1,150,000,000 aggregate principal amount of 5.00% convertible unsecured subordinated debentures represented by instalment receipts that are convertible into common shares of Algonquin Power & Utilities Corp., the ultimate parent of Liberty Central (Algonquin), which is referred to as the Offering;

  •
  net proceeds of any subsequent bond or other debt offerings;

  •
  amounts drawn under the Acquisition Credit Facilities (as defined below) and Algonquin's existing revolving credit facilities; and

  •
  existing cash on hand and other sources available to Algonquin.

        Algonquin expects that the Offering substantially fulfills its common equity requirement for the closing of the merger. With respect to any preferred equity and bond or other debt offerings, which may occur prior to or following closing of the merger, Algonquin currently intends to focus on preferred equity and bond or other debt financings, denominated principally in U.S. dollars in order to provide a significant natural currency hedge.

        For purposes of financing the cash purchase price of the Acquisition, on February 9, 2016, Algonquin accepted a commitment letter from Canadian Imperial Bank of Commerce, The Bank of Nova Scotia, JP Morgan Chase Bank, N.A., and Wells Fargo Bank, National Association, providing for non-revolving unsecured term credit facilities in favor of Algonquin in an aggregate amount of US$1.6 billion (the "Acquisition Credit Facilities"). The Acquisition Credit Facilities consist of (i) a senior unsecured bridge facility in an aggregate principal amount of up to US$535 million, repayable in full on the first anniversary following its advance, and a (ii) senior unsecured bridge facility in an aggregate principal amount of up to US$1.065 billion, repayable in full on the first anniversary following its advance.

        Algonquin is required to effect reductions or make prepayments of the Acquisition Credit Facilities in an amount equal to the net cash proceeds from the issuance of any indebtedness, common equity, or any other equity (including hybrid equity securities), or from any non-ordinary course asset sales or dispositions, in each case by Algonquin or any of its subsidiaries, subject to certain prescribed exceptions and certain other prescribed transactions. Net proceeds of the first instalment under the Offering have been applied to permanently reduce the commitments of the lenders under the Acquisition Credit Facilities. Furthermore, net proceeds from any such additional offerings, including the net proceeds of the final instalment under the Offering, or from any such issuances or non-ordinary course asset sales or dispositions, will be applied to permanently reduce the commitments of the lenders under the Acquisition Credit Facilities or to repay the Acquisition Credit Facilities after they are drawn.

Legal Proceedings Regarding the Merger

        On March 24, 2016, a purported shareholder of Empire filed a complaint styled as a class action lawsuit in the District Court for the 3rd Judicial District, in and for Shawnee County, Kansas. The case caption for the lawsuit is as follows:

  •
  Adrienne Halberstam v. The Empire District Electric Company, Kenneth Allen, Bradley Beecher, Ross Hartley, Randy Laney, Bonnie Lind, Thomas Mueller, Thomas Ohlmacher, Paul Portney, Herbert Schmidt, C. James Sullivan, Liberty Utilities (Central) Co., Liberty Sub Corp., and Algonquin Power & Utilities Corp., which we refer to as the Halberstam complaint.

        The Halberstam complaint alleges that the Board breached its fiduciary duties in agreeing to the merger agreement and seeks to enjoin the merger and alleges that Empire, Algonquin, Liberty Central and Merger Sub aided and abetted such alleged breaches.

        The outcome of the lawsuit cannot be predicted with any certainty. A preliminary injunction could delay or jeopardize the completion of the merger, and an adverse judgment granting permanent injunctive relief could indefinitely enjoin completion of the merger. All of the defendants believe that the claims asserted against them in the lawsuit are without merit.

Proposal 1: Approval of the Merger Agreement

        The following summary describes certain material provisions of the merger agreement. This summary is not complete and is qualified in its entirety by the merger agreement, which is attached to this proxy statement as Annex A and which constitutes part of this proxy statement. We encourage you to read carefully the merger agreement in its entirety because this summary may not contain all of the information about the merger agreement that is important to you. The rights and obligations of the parties to the merger agreement are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.

        The representations, warranties, covenants and agreements described below and included in the merger agreement were made only for purposes of the merger agreement and as of specific dates, were solely for the benefit of the parties to the merger agreement and may be subject to important qualifications, limitations and supplemental information agreed to by Empire, Liberty Central and Merger Sub in connection with negotiating the terms of the merger agreement. In addition, the representations and warranties may have been included in the merger agreement for the purpose of allocating contractual risk between Empire, Liberty Central and Merger Sub rather than to establish matters as facts and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Investors and security holders are not third-party beneficiaries under the merger agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Empire, Liberty Central or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement. In addition, you should not rely on the covenants in the merger agreement as actual limitations on the respective businesses of Empire, Liberty Central and Merger Sub because the parties to the merger agreement may take certain actions that are either expressly permitted in the confidential disclosure schedules to the merger agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The merger agreement is described below, and included as Annex A hereto, only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding Empire or our businesses. Accordingly, the representations, warranties, covenants and other agreements in the merger agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Empire and our business. Please see "Where You Can Find More Information."

Terms of the Merger

Merger Consideration

        The merger agreement provides for the merger of Merger Sub into Empire. Upon the closing of the merger, Empire will become a direct, wholly owned subsidiary of Liberty Central. In the merger, each share of our common stock that is issued and outstanding immediately prior to the effective time of the merger (other than shares of common stock owned by us as treasury stock, if any, shares of common stock owned by our wholly owned subsidiaries, if any, shares of common stock owned directly or indirectly by the Guarantor or its subsidiaries, if any, and shares of common stock owned by shareholders who have perfected and not withdrawn a demand for appraisal rights with respect to such shares) will be canceled and retired and converted automatically into the right to receive per-share merger consideration of $34.00 in cash, without interest and less any applicable withholding taxes.

Treatment of Equity Awards

        Upon the closing of the merger, each outstanding time-vested restricted stock award will be cancelled and converted into the right to receive a lump-sum cash payment equal to the product of (i) the per-share merger consideration, without interest, multiplied by (ii) the product of (1) the total number of shares of Empire's common stock underlying such time-vested restricted stock award, multiplied by (2) the ratio equal to (x) the number of months through the closing date of the merger (rounding a fraction of a month to the next higher number of whole months) in the restricted period under such time-vested restricted stock award, divided by (y) the total number of months in the restricted period under such time-vested restricted stock award. Each payment in respect of the time-vested restricted stock awards will be made by Empire, as the surviving corporation of the merger, less applicable tax withholdings, as promptly as practicable following the closing of the merger.

        Upon the closing of the merger, each outstanding performance-based restricted stock award will be canceled and converted into the right to receive a lump-sum cash payment equal to the product of (i) the per-share merger consideration, without interest, multiplied by (ii) the total number of shares of Empire's common stock that would be earned for performance at target over the performance period under such performance-based restricted stock award. Each payment in respect of the performance-based restricted stock awards will be made by Empire, as the surviving corporation of the merger, less applicable tax withholdings, as promptly as practicable following the closing of the merger.

        Upon the closing of the merger, each common stock unit granted under Empire's director stock unit plan will be canceled and converted into the right to receive an amount in cash equal to the per-share merger consideration, payment of which amount shall be made by Empire, as the surviving corporation, at the time elected or provided pursuant to the terms and conditions of such director stock unit, together with interest at the "U.S. Prime Rate" as quoted by the Wall Street Journal from the effective time until the date of payment of such amount.

        In addition, immediately prior to the closing of the merger, Empire's employee stock purchase plan and the right of any employee to continue participation in such plan and any purchase period under such plan then in effect will terminate. Payment of all remaining, unused amounts credited to each participant's account under such plan, together with interest, will be made by Empire, as the surviving corporation of the merger, as soon as practicable after the closing of the merger.

Completion of the Merger

        Unless the parties to the merger agreement agree otherwise, the closing of the merger will take place on a date specified by the parties but no later than the fifteenth business day after all closing conditions have been satisfied or waived. The effective time of the merger will occur upon the filing of the certificate of merger with the Office of the Secretary of the State of Kansas in accordance with the

KGCC (or at such later time as we, Liberty Central and Merger Sub may agree and specify in the certificate of merger).

Conditions to the Closing of the Merger

        The obligation of each of Empire, Liberty Central and Merger Sub to close the merger is subject to the satisfaction or waiver prior to the closing of the following mutual closing conditions:

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  the affirmative vote of the holders of a majority of the outstanding shares of our common stock in favor of the proposal to adopt the merger agreement, which we refer to as the required shareholder approval;

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  all required regulatory approvals having been obtained and remaining in full force and effect and, if applicable, all statutory waiting periods regarding any required regulatory approval having expired or been terminated and, unless waived by Liberty Central, such approvals shall not, individually or in the aggregate, have or be reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of Liberty Utilities Co. (the direct parent of Liberty Central) and its subsidiaries (including for such purpose, Empire and its subsidiaries), taken as a whole, which closing condition we refer to as the regulatory approval closing condition; and

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  the absence of any preliminary, temporary or permanent law or judgment of a governmental entity that prevents, makes illegal or prohibits the closing of the merger, which law or judgment we refer to as a legal restraint and which closing condition we refer to as the legal restraint closing condition.

        The obligation of Empire to close the merger is also subject to the satisfaction or waiver by Empire of the following additional closing conditions:

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  the accuracy of the representations and warranties of Liberty Central and Merger Sub contained in the merger agreement shall be true and correct (without giving effect to any materiality standards provided in such representations and warranties) as of the effective time of the merger (except to the extent expressly made as of an earlier date), except where the failure of any such representation or warranty to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a material and adverse effect on the ability of Liberty Central or Merger Sub to consummate, and would not reasonably be expected to prevent or materially impede, interfere with or delay Liberty Central's or Merger Sub's consummation of, the merger;

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  Liberty Central's and Merger Sub's performance in all material respects of all material covenants and agreements required to be performed by them under the merger agreement at or prior to the effective time of the merger; and

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  Empire shall have received a certificate signed by an executive officer of Liberty Central certifying that the conditions set forth in the two immediately preceding bullets have been satisfied.

        The respective obligation of each of Liberty Central and Merger Sub to close the merger is also subject to the satisfaction or waiver by Liberty Central and Merger Sub of the following additional closing conditions, which we refer to as the Liberty Central-specific closing conditions:

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  the accuracy of the representations and warranties of Empire contained in the merger agreement (other than representations and warranties of Empire relating to capital structure) shall be true and correct (without giving effect to any materiality standards provided in such representations and warranties) as of the effective time of the merger (except to the extent expressly made as of an earlier date), except where the failure of any such representation or warranty to be true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect (as defined in "—Representations and Warranties");

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  the accuracy of the representations and warranties of Empire contained in the merger agreement relating to capital structure shall be true and correct as of the effective time of the merger (except to the extent expressly made as of an earlier date), except where the failure of any such representation or warranty to be true and correct would be de minimis;

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  Empire's performance in all material respects of all material covenants and agreements required to be performed by Empire under the merger agreement at or prior to the effective time of the merger;

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  since the date of the merger agreement, no circumstance, effect, change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect (as defined in "—Representations and Warranties") shall have occurred and be continuing; and

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  Liberty Central shall have received a certificate signed by an executive officer of Empire certifying that the conditions set forth in the four immediately preceding bullets have been satisfied.

Reasonable Efforts to Obtain Required Shareholder Approval

        Empire must hold the special meeting as soon as practicable after the mailing of this proxy statement to our shareholders. Unless the Board changes its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement as permitted by the merger agreement and as further described in "—Change in Board Recommendation," Empire must use its reasonable best efforts to solicit and secure the required shareholder approval as soon as practicable, including postponing or adjourning the special meeting to allow additional solicitation of votes if necessary to obtain the required shareholder approval.

No Solicitation of Competing Proposals

        Empire has agreed that it will not, and will cause its affiliates not to, and will use its reasonable efforts to cause Empire's or its affiliates' representatives not to, directly or indirectly solicit, initiate or knowingly encourage, induce or facilitate any (or any inquiry or proposal that would reasonably be expected to lead to any) proposal or offer with respect to any of the following:

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  any merger, consolidation, share exchange, other business combination, recapitalization, liquidation, dissolution or similar transaction involving Empire;

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  any direct or indirect sale or other disposition of any business or assets of Empire that represents 20% or more of Empire's consolidated revenues, net income or assets;

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  any direct or indirect issuance, sale or other disposition of securities representing 20% or more of the voting power of Empire; or

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  any transaction in which any person would directly or indirectly acquire beneficial ownership of 20% or more of any class of capital stock of Empire.

        We refer to any of the transactions contemplated by any of the immediately preceding four bullet points as a competing proposal.

        Additionally, Empire has agreed that it will not directly or indirectly participate in any discussions or negotiations regarding, furnish any nonpublic information to a third party regarding, or cooperate with any third party in any way with respect to, any competing proposal or any inquiry or proposal that would reasonably be expected to lead to a competing proposal.

        Empire and its affiliates have agreed to cease and terminate any existing discussions or negotiations with any persons conducted prior to the execution of the merger agreement regarding a competing proposal, request the prompt return or destruction of all confidential information previously furnished to any such persons or their representatives and immediately terminate all access to data previously granted to any such person or their representatives.

        Nevertheless, at any time prior to obtaining the required shareholder approval, if Empire receives a written competing proposal that does not result from a breach (other than an immaterial breach) of Empire's nonsolicitation obligations described above, and the Board determines in good faith (after consultation with outside legal counsel and a financial advisor) that the competing proposal is, or could reasonably be expected to lead to, a competing proposal (with applicable thresholds of "more than 50%" instead of "20% or more") that is more favorable than the merger to Empire's shareholders, taking into account the legal, financial, regulatory and other aspects of such competing proposal, which we refer to as a superior proposal, Empire and its representatives may furnish information to the person making the competing proposal pursuant to a customary confidentiality agreement (no less restrictive, in the aggregate, than the confidentiality agreement entered into with the Guarantor) and participate in discussions regarding the terms of the competing proposal, including terms of a definitive agreement with respect to the competing proposal. In addition, Empire may grant a waiver, amendment or release under any confidentiality or standstill agreement to the extent necessary to allow a third party to make a confidential competing proposal.

Change in Board Recommendation

        Subject to the following paragraph, the Board will not change its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement. Under the merger agreement, a change of recommendation will occur if the Board (i) withdraws, changes, qualifies, withholds or modifies in any manner adverse to Liberty Central its recommendation, or proposes publicly to do any of the foregoing, (ii) adopts, approves or recommends, or proposes publicly to adopt, approve or recommend, any competing proposal, (iii) fails to include in the proxy statement its recommendation, or (iv) takes any formal action or makes any recommendation or public statement in connection with a tender offer or exchange offer (other than a recommendation against such offer or a customary "stop, look and listen" communication of the type contemplated by Rule 14d-9(f) under the Exchange Act). In addition, subject to the last paragraph of "—No Solicitation of Competing Proposals" and the following paragraph, the Board may not, and may not publicly propose to, authorize, permit, approve or recommend, or allow Empire or any of its affiliates to enter into, any contract that is or that would reasonably be expected to lead to, any competing proposal, or that requires, or would reasonably expected to cause, Empire to abandon or terminate the merger agreement.

        The Board may change its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement in response to (i) the receipt of a superior proposal that does not result in a breach (other than an immaterial breach) of the no solicitation of competing proposals covenant or (ii) any material fact, circumstance, effect, change, event or development that is unknown to or by the Board as of the date of the merger agreement (or if known, the magnitude or material consequences of which were not known or understood by the Board as of the date of the merger agreement) and that becomes known to or by the Board prior to obtaining the required shareholder approval, if the Board determines in good faith, after consultation with outside legal counsel, that the failure to change its recommendation would reasonably likely be inconsistent with the Board's fiduciary duties, subject to informing Liberty Central of its proposed decision to change its recommendation and giving Liberty Central three business days to respond to such decision, including by proposing changes to the merger agreement.

Termination of the Merger Agreement

        Liberty Central and Empire may mutually agree to terminate the merger agreement before the closing of the merger, even after receipt of the required shareholder approval.

        In addition, either Liberty Central or Empire may terminate the merger agreement if:

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  the effective time of the merger has not occurred prior to 5:00 p.m. New York City time on February 9, 2017, subject to an automatic six-month extension to August 9, 2017, if, prior to February 9, 2017, all of the closing conditions, except for either or both of the regulatory approval closing condition or the legal restraint closing condition, have been satisfied or waived, except if the failure to close the merger by such date is the result of a breach of the merger agreement by the party attempting to terminate the merger agreement (we refer to a termination of the merger agreement under the circumstances described in this paragraph as an end date termination);

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  a legal restraint is permanent (rather than preliminary or temporary) has become final and non-appealable, provided that the entry of such legal restraint or the failure of such legal restraint to be removed is neither the result of, nor has been materially contributed to by the failure of the terminating party to comply with any of its obligations under the merger agreement;

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  the required shareholder approval is not obtained at the special meeting (including any adjournments thereof); or

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  there has been a breach of the merger agreement by the other party or there is an inaccuracy of any representation or warranty of the other party contained in the merger agreement, which breach or inaccuracy would cause the failure of certain closing conditions and is incapable of being cured during the time period set forth in the merger agreement or, if curable, is not cured during the applicable cure period (we refer to a termination of the merger agreement under the circumstances described in this paragraph as a breach termination).

        Liberty Central may also terminate the merger agreement prior to obtaining the required shareholder approval if the Board changes its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement, and if Liberty Central terminates the merger agreement due to the Board's change in recommendation, Empire must pay to Liberty Central the Empire termination fee described in "—Effect of Termination and Termination Fees." Empire may also terminate the merger agreement prior to obtaining the required shareholder approval if the Board changes its recommendation to Empire's shareholders that they vote "FOR" the approval of the merger agreement, provided that (i) Empire pays to Liberty Central the Empire termination fee described in "—Effect of Termination and Termination Fees" prior to or concurrently with that termination and (ii) solely in the case of a termination due to a recommendation change as the result of a superior proposal, Empire enters into an acquisition agreement with respect to such superior proposal. We refer to a termination of the merger agreement under the circumstances described in this paragraph as a recommendation change termination.

        In addition, Empire may terminate the merger agreement in the event that applicable closing conditions have been satisfied or waived and Liberty Central then fails to close the merger because Liberty Central does not have the necessary financing to close the merger, which we refer to as a financing failure termination.

Effect of Termination and Termination Fees

Effect of Termination

        If the merger agreement is validly terminated, the agreement will become void and have no effect, without any liability or obligation on the part of any party, except for (i) liabilities and obligations in connection with the confidentiality agreement between Empire and Guarantor, (ii) liabilities and obligations regarding the allocation of fees, costs and expenses among the parties to the merger agreement, as described in "—Expenses," (iii) liabilities for any willful breach of the merger agreement to the extent such willful breach led to the failure of a closing condition to be satisfied and (iv) the provisions of the merger agreement relating to the effects of termination, fees and expenses, termination fees, governing law, assignment, specific enforcement, jurisdiction, waiver of jury trial, nonsurvival of representations and warranties, financing sources, transfer taxes, interpretation, severability, counterparts, no third-party beneficiaries, notice as well as the confidentiality agreement entered into between Guarantor and Empire.

Empire Termination Fee

        Empire must pay Liberty Central a termination fee of $53,000,000, which we refer to as the Empire termination fee, under any of the following circumstances:

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  a recommendation change termination occurs; or

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  if (x) either (i) the merger agreement is terminated because the required shareholder approval is not obtained at the special meeting and, prior to the special meeting, a competing proposal has been made public and not withdrawn, (ii) the merger agreement is terminated as a result of an end date termination and, prior to such termination, a competing proposal has been made public, and as of such termination the special meeting has not been held and such competing proposal has not been withdrawn or (iii) the merger agreement is terminated by Liberty Central as a result of a breach termination (solely with respect to breach of or failure to perform a covenant) and, prior to such termination, a competing proposal has been made public, and as of such termination such competing proposal has not been withdrawn and (y) within nine months of such termination, Empire enters into a definitive agreement with respect to or consummates any competing proposal (whether or not the same competing proposal referred to in the preceding clause (x)), except that, for purposes of this bullet, references to "20% or more" in the definition of "competing proposal" will be deemed to be references to "more than 50%."

        If the merger agreement is terminated under circumstances in which Empire must pay Liberty Central the Empire termination fee, Liberty Central's sole and exclusive remedy for any claims arising out of the merger agreement or the transactions contemplated thereby will be receipt of the termination fee.

Liberty Central Termination Fee

        Liberty Central must pay Empire a termination fee of $65,000,000, which we refer to as the Liberty Central termination fee, under any of the following circumstances:

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  Empire or Liberty Central terminates the merger agreement because the merger has not closed by the end date due to the failure to obtain the required regulatory approvals or the existence of a legal restraint arising in connection with the required regulatory approvals and, at the time of such termination, the required shareholder approval has been obtained and certain Liberty Central-specific closing conditions have been satisfied or waived or would then be capable of being satisfied, other than those closing conditions that have not been satisfied as a result of Liberty Central's breach of the merger agreement;

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  Empire or Liberty Central terminates the merger agreement due to the existence of a permanent (rather than preliminary or temporary) final and non-appealable legal restraint that relates to a required regulatory approval and, at the time of such termination, the required shareholder approval has been obtained and certain Liberty Central-specific closing conditions have been satisfied or waived or would then be capable of being satisfied, other than those closing conditions that have not been satisfied as a result of Liberty Central's breach of the merger agreement;

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  Empire terminates the merger agreement because Liberty Central breaches its obligations with respect to its efforts to obtain the required regulatory approvals and, at the time of such termination, the required shareholder approval has been obtained and certain Liberty Central-specific closing conditions have been satisfied or waived or would then be capable of being satisfied, other than those closing conditions that have not been satisfied as a result of Liberty Central's breach of the merger agreement; or

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  a financing failure termination occurs.

        If the merger agreement is terminated under circumstances in which Liberty Central must pay Empire the Liberty Central termination fee, Empire's sole and exclusive remedy for any claims arising out of the merger agreement will be receipt of the Liberty Central termination fee, except that payment of the Liberty Central termination fee will not relieve Liberty Central of any liability for a willful breach of the merger agreement, which would include Liberty Central failing to close the merger for any reason after the satisfaction or waiver of all applicable closing conditions.

Conduct of Business

        Empire has agreed to restrict the conduct of its businesses between the date of the merger agreement and the effective time of the merger.

        In general, Empire must use its commercially reasonable efforts to (i) conduct its business in the ordinary course in all material respects and (ii) preserve intact, in all material respects, its business organization and existing relationships with governmental entities.

        In addition, between the date of the merger agreement and the effective time of the merger, Empire has agreed to certain specific restrictions relating to the conduct of its businesses, including restrictions on the following (subject to certain exceptions specified in the merger agreement or previously disclosed in writing to Liberty Central in the confidential disclosure schedules to the merger agreement):

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  declaring or paying dividends or other distributions, other than (i) quarterly cash dividends on a schedule consistent with our past practice, but without increase in the amount per share, and (ii) a "stub period" dividend immediately prior to the effective time of the merger in an amount equal to the last quarterly dividend declared and paid by Empire prior to the effective time of the merger, prorated for the period of time between the record date for such dividend and the effective time of the merger;

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  amending its organizational documents;

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  splitting, combining, consolidating, subdividing or reclassifying any of its capital stock, other equity interests or voting securities or issuing any other securities in substitution for shares of its capital stock, voting securities or other equity interests;

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  repurchasing, redeeming or otherwise acquiring or offering to acquire its own capital stock, voting securities or other equity interests;

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  issuing, delivering, selling, granting, pledging, or otherwise encumbering shares of capital stock, voting securities or other equity interests;

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  granting any current or former director, officer or employee any increase in compensation or benefits other than in the ordinary course of business consistent with past practice; granting any increases, in the aggregate, in change-in-control, severance, retention or termination pay; entering into or amending any change-in-control, severance, retention or termination agreement; accelerating the time of vesting, funding or payment of compensation or benefits for such persons; or establishing, adopting, entering into or materially amending benefit plans or collective bargaining agreements other than in the ordinary course of business consistent with past practice;

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  making any material change in financial accounting methods, except as required by a change in applicable law or GAAP or by any governmental entity;

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  acquiring or disposing of any material asset or business (including by merger, consolidation or acquisition of stock or assets), except for (i) any acquisition or disposition for consideration that is individually not in excess of $5,000,000 and in the aggregate not in excess of $20,000,000 or (ii) any disposition of obsolete or worn-out equipment in the ordinary course of business;

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  incurring indebtedness except for (i) indebtedness incurred in the ordinary course of business, (ii) indebtedness reasonably necessary to finance capital expenditures permitted by the merger agreement, (iii) indebtedness in replacement of existing indebtedness, (iv) guarantees of indebtedness of wholly owned subsidiaries, (v) guarantees and other credit support of obligations of any Empire subsidiary in the ordinary course of business consistent with past practice, (vi) borrowings under existing revolving credit facilities or existing commercial paper programs in the ordinary course of business or (vii) indebtedness in amounts necessary to maintain the capital structure of Empire subsidiaries, consistent with past practice;

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  making, or agreeing or committing to make, any capital expenditure in excess of specified amounts;

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  modifying, amending in any material respect, terminating or waiving any material right under any material contract, except for any modification, amendment, termination or waiver in the ordinary course or termination without material penalty;

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  entering into any contract that purports to bind Liberty Central or any of its affiliates (other than Empire and its subsidiaries) after the closing of the merger;

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  making any material tax election, changing any material method of tax accounting, or settling or compromising any material tax liability or refund or amending any material tax return, in each case other than as required by a change in applicable law or GAAP or by any governmental entity;

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  waiving, releasing, assigning, settling or compromising any material claim against Empire, other than (i) in the ordinary course of business, (ii) with respect to the payment of monetary damages, for an amount that does not exceed the applicable amount reflected on Empire's financial statements or $10,000,000 in the aggregate (in excess of proceeds received or to be received from insurance) or (iii) with respect to any nonmonetary terms and conditions, would not have or would not reasonably be expected to have, individually or in the aggregate, a material effect on the continuing operations of Empire; and

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  entering into any contract to do any of the foregoing actions.

Further Actions; Regulatory Approvals; Required Actions

        Each of Empire, Liberty Central and Merger Sub must take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties to the merger agreement in doing, all things necessary to cause the closing conditions, including receipt of the required regulatory approvals, to be satisfied as promptly as reasonably practicable or to effect the Closing as promptly as reasonably practicable. In addition, without limiting Liberty Central's obligations described in the immediately preceding sentence, Liberty Central must use its reasonable best efforts to avoid or eliminate each and every impediment that may be asserted by a governmental entity in connection with granting any required regulatory approval, including (i) defending through litigation any claims by governmental entities related to the merger, (ii) agreeing to any sale, divestiture, licensing or disposition of Liberty Central or its affiliates or Empire or its subsidiaries, (iii) agreeing to any limitation on the conduct of Liberty Central and its affiliates, including after the closing of the merger, Empire and its subsidiaries, and (iv) agreeing to take any other action as may be required by a governmental entity in order to effect each of the following: (1) obtaining all required regulatory approvals as soon as reasonably possible and in any event before the end date, (2) avoiding the entry of, or having vacated, lifted, dissolved, reversed or overturned any judgment, whether temporary, preliminary or permanent, that is in effect that prohibits, prevents or restricts consummation of, or impedes, interferes with or delays, the closing of the merger and (3) effecting the expiration or termination of any waiting period, which would otherwise have the effect of preventing, prohibiting or restricting consummation of the closing of the merger or impeding, interfering with or delaying the closing of the merger. Notwithstanding the foregoing or anything else in the merger agreement, Liberty Central is not required to take actions or agree to terms in connection with any required regulatory approvals that, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of Liberty Utilities Co. (the direct parent of Liberty Central) and its subsidiaries (including for such purpose, Empire and its subsidiaries), taken as a whole.

Indemnification, Exculpation and Insurance

        From and after the effective time of the merger, the surviving corporation will indemnify and hold harmless each current and former director, officer or employee of Empire and its subsidiaries for liabilities for acts or omissions occurring at or prior to the effective time of the merger. The surviving corporation will also maintain directors' and officers' and fiduciary liability insurance policies for six years following the effective time of the merger, subject to certain limitations on the amount of premiums payable under such policies. In lieu of such insurance, Empire may, at its election, but following consultation with Liberty Central, prior to the closing of the merger, purchase a "tail" directors' and officers' liability insurance policy for Empire and its current and former directors, officers and employees who are currently covered by the liability insurance coverage currently maintained by Empire. Liberty Central will guarantee the surviving corporation's post-closing obligations related to these matters.

Employee Matters

        From the effective time of the merger until the second anniversary of the effective time of the merger, Liberty Central will, and will cause the surviving corporation to, provide each employee of Empire and its subsidiaries who is not covered by a collective bargaining agreement and whose employment continues following the effective time of the merger with (i) a base salary or wage rate that is no less favorable than that provided to such employee immediately prior to the effective time of the merger, (ii) aggregate incentive compensation opportunities that are substantially comparable, in the aggregate, to those provided to such employee immediately prior to the effective time of the merger and (iii) employee benefits that are substantially comparable, in the aggregate, to those provided to such employee immediately prior to the effective time of the merger. For a period of three years after the expiration of that two-year period, Liberty Central will, and will cause the surviving corporation or its other affiliates to, treat such continuing employees with respect to the payment of base salary or wage rate, incentive compensation opportunities, employee benefits and severance benefits no less favorably in the aggregate than similarly situated employees of Liberty Central and its affiliates.

        From the effective time of the merger until the third anniversary of the effective time of the merger, Liberty Central will not, and will cause the surviving corporation to not, terminate or amend in any manner that is materially adverse to the participants therein certain benefit plans maintained by Empire and set forth in the confidential disclosure schedules to the merger agreement. For a period of three years after the third anniversary of the effective time of the merger, Liberty Central will, or will cause the surviving corporation to, treat retirees of Empire and its subsidiaries with respect to the provision of post-retirement welfare benefits no less favorably than similarly situated retirees of Liberty Central and its affiliates.

        In addition, Liberty Central will, and will cause the surviving company to, honor all collective bargaining agreements in accordance with their terms, provided that this commitment will not be construed to limit the ability of Liberty Central or Empire to amend or terminate any such collective bargaining agreement to the extent permitted by its terms and applicable law.

Governance Matters

        The merger agreement requires Liberty Central, (i) to maintain Empire's headquarters in Joplin, Missouri, (ii) to make Joplin, Missouri the headquarters for all of Liberty Central's and its distribution utility affiliates' operations in the surrounding geographic region, (iii) to appoint the current members of the board of directors of Empire to the board of directors of Liberty Central at closing, (iv) to appoint the current chief executive officer of Empire as chief executive officer of Liberty Central at closing, (v) following the closing, to cause the governance and nominating committee of the board of directors of the Guarantor to consider current members of the board of directors of Empire for vacancies on the Guarantor's board of directors, (vi) to operate Empire and its subsidiaries under the "Empire District" brand for a period of at least five years and (vii) to maintain Empire's historic levels of community involvement and charitable contributions and support in Empire's existing service territories.

Other Covenants and Agreements

        The merger agreement contains certain other covenants and agreements, including covenants relating to:

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  Liberty Central taking all actions necessary to consummate the financing necessary to close the merger, and Empire using its reasonable best efforts to cooperate with Liberty Central, as reasonably requested by Liberty Central, in connection with arranging the financing necessary to close the merger;

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  cooperation between Liberty Central and Empire in the preparation of this proxy statement;

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  confidentiality and access by Liberty Central to certain information about Empire during the period prior to the effective time of the merger;

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  cooperation between Empire and Liberty Central to obtain all governmental approvals and consents required to complete the merger (including cooperation to resolve any impediments);

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  consultation by Empire with Liberty Central in the defense or settlement of any shareholder litigation against Empire or the Board relating to the merger and consent of Liberty Central in the settlement of any such litigation;

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  consultation by Empire with Liberty Central in the negotiation and proceedings with respect to dissenting shares and consent of Liberty Central in the settlement of any such proceedings;

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  actions to be taken by Empire with respect to Section 16(a) of the Exchange Act;

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  actions to be taken by Empire with respect to proceedings with governmental entities (including related to rate cases);

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  cooperation between Empire and Liberty Central in connection with public announcements;

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  activities of Merger Sub prior to the closing of the merger;

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  antitakeover statutes; and

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  the delisting of Empire common stock from the New York Stock Exchange.

Representations and Warranties

        Empire has made representations and warranties to Liberty Central and Merger Sub, many of which will be deemed untrue, inaccurate or incorrect as a consequence of the existence or absence of any fact, circumstance, effect, change, event or development only if that fact, circumstance, effect, change, event or development, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, properties, financial condition or results of operations of Empire, subject to certain exceptions described below, which we refer to as a "Company Material Adverse Effect." In determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, the parties to the merger agreement (subject to certain exceptions) will disregard any effects resulting from (i) any change or condition affecting any industry in which Empire operates, including electric generating, transmission or distribution industries or the natural gas distribution, production or transmission industries (including, in each case, any changes in the operations thereof); (ii) system-wide changes or developments in electric transmission or distribution systems; (iii) any change in customer usage patterns or customer selection of third-party suppliers for electricity; (iv) any change affecting any economic, legislative or political condition or any change affecting any securities, credit, financial or other capital markets condition, in each case in the United States, in any foreign jurisdiction or in any specific geographical area; (v) any failure in and of itself by Empire to meet any internal or public projection, budget, forecast, estimate or prediction in respect of revenues, earnings or other financial or operating metrics for any period; (vi) any change attributable to the announcement, execution or delivery of the merger agreement or the pendency of the merger, including (1) any action taken by Empire that is required or contemplated pursuant to the merger agreement, or is consented to by Parent, or any action taken by Parent or any affiliate thereof, to obtain any Consent from any governmental entity to the closing of the merger and the result of any such actions, (2) any claim arising out of or related to the merger agreement (including shareholder litigation), (3) any adverse change in supplier, employee, financing source, shareholder, regulatory, partner or similar relationships resulting therefrom or (4) any change that arises out of or relates to the identity of Parent or any of its Affiliates as the acquirer of Empire; (vii) any change or condition affecting the market for commodities, including any change in the price or availability of commodities; (viii) any change in the market price, credit rating or trading volume of shares of our common stock on the NYSE or any change affecting the ratings or the ratings outlook for Empire, (ix) any change in applicable law, regulation or GAAP (or authoritative interpretation thereof); (x) geopolitical conditions, the outbreak or escalation of hostilities, any act of war, sabotage or terrorism, or any escalation or worsening of any such act of war, sabotage or terrorism threatened or underway as of the date of the merger agreement; (xi) any fact, circumstance, effect, change, event or development resulting from or arising out of or affecting the national, regional, state or local engineering or construction industries or the wholesale or retail markets for commodities, materials or supplies (including equipment supplies, steel, concrete, electric power, fuel, coal, natural gas, water or coal transportation) or the hedging markets therefor, including any change in commodity prices; (xii) any hurricane, tornado, ice storm, tsunami, flood, earthquake or other natural disaster or weather-related event, circumstance or development; (xiii) any finding of fact or order contained in any FERC, the FCC, Arkansas Public Service Commission, Kansas Corporation Commission, Missouri Public Service Commission or Oklahoma Corporation Commission judgment issued prior to the date hereof and applicable to Empire; (xiv) any change or effect arising from (1) any rate cases, (2) any requirements imposed by any governmental entities as a condition to obtaining any required regulatory approval or (3) any other requirements or restrictions imposed by the FERC, the FCC, the Arkansas Public Service Commission, the Kansas Corporation Commission, the Missouri Public Service Commission or the Oklahoma Corporation Commission on Empire; or (xv) any fact, circumstance, effect, change, event or development that results from any shutdown or suspension of operations at any power plant from which Empire obtains electricity or facilities from which Empire obtains natural gas. However, any fact, circumstance, effect, change, event or development identified in clauses (i), (ii), (iii), (iv), (vii), (ix), (x) and (xiv)(3) above may be taken into account in determining whether a Company Material Adverse Effect has occurred solely to the extent such fact, circumstance, effect, change, event or development has a materially disproportionate adverse effect on Empire compared to other entities (if any) engaged in the relevant business in the affected geographic area.

        Empire's representations and warranties relate to, among other topics, the following:

  •
  organization, standing and corporate power;

  •
  ownership of subsidiaries;

  •
  capital structure;

  •
  enforceability and authority relative to execution and delivery of the merger agreement;

  •
  absence of conflicts with, or violations of, organizational documents or other obligations as a result of the merger;

  •
  consents and approvals relating to the merger;

  •
  SEC documents, financial statements, internal controls and accounting or auditing practices;

  •
  absence of any fact, circumstance, effect, change, event or development that would reasonably be expected to have a Company Material Adverse Effect, and absence of certain other events and changes;

  •
  tax matters;

  •
  employee benefit matters, labor matters, and ERISA compliance;

  •
  collective bargaining agreements and other labor matters;

  •
  absence of certain litigation;

  •
  compliance with applicable laws and permits;

  •
  inapplicability or absence of anti-takeover statutes, regulations, or provisions under applicable law or under organizational documents of Empire;

  •
  environmental matters;

  •
  material contracts;

  •
  owned and leased real property;

  •
  intellectual property;

  •
  insurance policies;

  •
  regulatory status and compliance;

  •
  broker's fees payable in connection with the merger; and

  •
  receipt of an opinion from Empire's financial advisor.

        Liberty Central has made representations and warranties to Empire, many of which will be deemed untrue, inaccurate or incorrect as a consequence of the existence or absence of any fact, circumstance, effect, change, event or development only if that fact, circumstance, effect, change, event or development, individually or when taken together with all other facts, circumstances, effects, changes, events and developments, has had or would reasonably be expected to have a material and adverse effect on the ability of Liberty Central or Merger Sub to consummate, or would reasonably be expected to prevent or materially impede, interfere with or delay Liberty Central's or Merger Sub's consummation of, the merger.

        Liberty Central's representations and warranties relate to, among other topics, the following:

  •
  organization, standing and corporate power;

  •
  enforceability and authority relative to execution and delivery of the merger agreement;

  •
  absence of conflicts with, or violations of, organizational documents or other obligations as a result of the merger;

  •
  consents and approvals relating to the merger;

  •
  absence of certain litigation;

  •
  compliance with applicable laws and permits;

  •
  financing;

  •
  broker's fees payable in connection with the merger;

  •
  ownership of our common stock;

  •
  regulatory status; and

  •
  the guarantee.

        The merger agreement also contains certain representations and warranties of Liberty Central with respect to its wholly owned subsidiary Merger Sub, including its corporate organization and authorization, lack of prior business activities, capitalization and execution of the merger agreement.

Expenses

        Each of Empire, Liberty Central and Merger Sub will bear its own fees, costs and expenses incurred in connection with the merger agreement, except that Liberty Central will pay (i) 100% of the fees, costs and expenses associated with preparing, filing and mailing this proxy statement or the required regulatory approvals, in each case, other than the fees, costs and expenses of Empire's advisors, (ii) any fees and expenses incurred by Empire or its subsidiaries pursuant to the financing cooperation covenant and (iii) all transfer taxes incurred in connection with the merger or the transactions contemplated by the merger agreement.

Amendments, Extensions and Waivers

Amendment

        The merger agreement may be amended by the parties at any time before or after the receipt of the required shareholder approval. However, after receipt of the required shareholder approval, the parties to the merger agreement may not amend the merger agreement in a manner that by applicable law requires the further approval of Empire's shareholders without having received that further approval.

Extension; Waiver

        At any time prior to the effective time of the merger, with certain exceptions, any party to the merger agreement may (i) extend the time for performance of any obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties of the other parties contained in the merger agreement or in any document delivered pursuant to the merger agreement, (iii) waive compliance by another party with any of the agreements or conditions contained in the merger agreement or (iv) waive the satisfaction of any conditions contained in the merger agreement.

Governing Law

        The merger agreement is governed by Delaware law.

Board Recommendation

        The Board has unanimously determined that the terms of the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of Empire and its shareholders, has declared advisable the merger agreement and has adopted and approved the merger agreement and the transactions contemplated by the merger agreement, including the merger.

        The Board recommends that you vote "FOR" the approval of the merger agreement.

Proposal 2: Adjournment of the Special Meeting

The Adjournment Proposal

        We are asking you to approve a proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. If our shareholders approve the adjournment proposal, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously returned properly executed proxies voting "AGAINST" approval of the merger agreement. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes "AGAINST" approval of the merger agreement such that the proposal to adopt the merger agreement would be defeated, we could adjourn the special meeting without a vote on the approval of the merger agreement and seek to convince the holders of those shares to change their votes to votes "FOR" approval of the merger agreement. Additionally, we could adjourn the special meeting if a quorum is not present at the special meeting.

Board Recommendation

        The Board believes that it is in the best interests of Empire and its shareholders to be able to adjourn the special meeting if necessary or appropriate for the purpose of soliciting additional proxies in respect of the proposal to adopt the merger agreement if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

        The Board recommends that you vote "FOR" adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Proposal 3: Advisory Vote on Merger-Related Executive Compensation Arrangements

The Nonbinding Advisory Proposal

        Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide our shareholders with the opportunity to vote to approve, on an advisory, nonbinding basis, the payment of certain compensation that will or may become payable by Empire to its named executive officers in connection with the merger, as disclosed in "The Merger—Interests of the Directors and Executive Officers of Empire in the Merger."

        We are asking our shareholders to indicate their approval of the various compensation that will or may become payable by Empire to its named executive officers in connection with the merger. These payments are set forth in "The Merger—Interests of the Directors and Executive Officers of Empire in the Merger."

        Accordingly, we are seeking approval of the following resolution at the special meeting:

  "RESOLVED, that the shareholders of Empire approve, on an advisory, nonbinding, basis, the compensation that will or may become payable to Empire's named executive officers that is based on or otherwise relates to the merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled 'The Merger—Interests of the Directors and Executive Officers of Empire in the Merger' in Empire's proxy statement for the special meeting."

        Our shareholders should note that this proposal is not a condition to completion of the merger, and as an advisory vote, the result will not be binding on Empire, the Board or Liberty Central. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger closes, our named executive officers will be eligible to receive the compensation that is based on or otherwise relates to the merger in accordance with the terms and conditions applicable to those payments.

Board Recommendation

        The Board recommends that you vote "FOR" the proposal to approve, by nonbinding, advisory vote, compensation that will or may become payable by Empire to its named executive officers in connection with the merger.

Market Prices and Dividend Data

        Our common stock is listed on the New York Stock Exchange (ticker symbol: EDE). On [    ], 2016, there were [    ] record holders and [    ] individual participants in security position listings. The following table presents the high and low sales prices (and quarter end closing sales prices) for our common stock as reported by the New York Stock Exchange for composite transactions, and the amount per share of quarterly dividends declared and paid on the common stock for each quarter during 2015 and 2014 and for each partial quarter during 2016.

	Common Stock Price
				Regular Dividends
	High	Low	Close
FY 2016—Quarter Ended
March 31 (January 1 through March 28)	$33.75	$26.20	$32.86	$0.260
FY 2015—Quarter Ended
December 31	$29.41	$21.40	$28.07	$0.260
September 30	$23.99	$20.69	$22.03	$0.260
June 30	$25.41	$21.56	$21.80	$0.260
March 31	$31.49	$23.67	$24.82	$0.260
FY 2014—Quarter Ended
December 31	$31.20	$24.09	$29.74	$0.260
September 30	$26.00	$24.00	$24.15	$0.255
June 30	$25.70	$23.23	$25.68	$0.225
March 31	$24.50	$22.04	$24.32	$0.225

        The closing price of our common stock on the NYSE on December 10, 2015, which was the last trading day prior to the date on which there was a public news report that Empire was exploring a potential sale, was $22.65 per share. The closing price of our common stock on the NYSE on February 8, 2016, which was the last trading day prior to the execution of the merger agreement, was $28.04 per share. On March 28, 2016, the latest practicable trading day before the printing of this proxy statement, the closing price of our common stock on the NYSE was $32.86 per share.

        Following the merger, there will be no further market for our common stock, and our common stock will be delisted from the NYSE and deregistered under the Exchange Act. As a result, following the merger we will no longer file periodic reports with the SEC on account of our common stock.

        Under the terms of the merger agreement, Empire may continue to declare and pay, but is not required to declare and pay, quarterly cash dividends on a schedule consistent with our past practice, but without increase in the amount per share. In addition, under the terms of the merger agreement, Empire may declare and pay, but is not required to declare and pay, a "stub period" dividend immediately prior to the effective time of the merger in an amount equal to the last quarterly dividend declared and paid by Empire prior to the effective time, prorated for the period of time between the record date of such dividend and the effective time of the merger.

Security Ownership of Certain Beneficial Owners and Management

Directors and Executive Officers

        The following table provides information regarding the shares of our common stock beneficially owned as of March 1, 2016, by our directors, our named executive officers, and our directors and executive officers as a group.

Name	Position	Shares of Common Stock Beneficially Owned(1)
D. Randy Laney	Director, Chairman of the Board	26,892
Kenneth R. Allen	Director	23,408
Ross C. Hartley	Director	59,021
Bonnie C. Lind	Director	2,500
B. Thomas Mueller	Director	10,664
Thomas M. Ohlmacher	Director	7,802
Paul R. Portney	Director	13,471
Herbert J. Schmidt	Director	12,334
C. James Sullivan	Director	28,316
Bradley P. Beecher	President and Chief Executive Officer and Director	39,561
Laurie A. Delano	Vice President—Finance and Chief Financial Officer	15,830
Kelly S. Walters	Vice President and Chief Operating Officer-Electric	16,160
Ronald F. Gatz	Vice President and Chief Operating Officer-Gas	29,417
Blake A. Mertens	Vice President—Energy Supply and Delivery Operations	6,163
Directors and Named Executive Officers ("NEOs"), as a group		291,539

(1)
Reflects shares in which the named Director or Officer of the Company has direct or indirect voting power and transactional influence over the shares, although such individual may not hold actual title to the shares. Does not include deferred stock units granted under our Stock Unit Plan for Directors or restricted stock granted under our Stock Incentive Plan. No Director or executive officer owns more than 0.5% of the outstanding shares of our common stock and all Directors and executive officers as a group own less than 1% of the outstanding shares of our common stock.

Five Percent Shareholders

        The following table gives information with respect to all persons who are known to us to be the beneficial owners of more than 5% of our outstanding common stock as of March 1, 2016.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	3,367,376	(1)	7.69%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	2,442,420	(2)	5.60%

(1)
As reported on Schedule 13G/A filed with the Securities and Exchange Commission by The Vanguard Group on February 11, 2016. The Vanguard Group has sole voting power with respect to 58,990 shares, sole dispositive power with respect to 3,309,286 shares, shared voting power with respect to 5,000 shares, and shared dispositive power with respect to 58,090 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 53,090 shares or 0.12% of the Common Stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 10,900 shares or 0.02% of the Common Stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

(2)
As reported on Schedule 13G/A filed with the Securities and Exchange Commission by BlackRock, Inc. on January 26, 2016. BlackRock, Inc. has sole voting power with respect to 2,330,064 shares and dispositive power with respect to 2,442,420 shares.

Future Shareholder Proposals

        If the merger is completed, we will have no public shareholders and there will be no public participation in any future meetings of shareholders of Empire. However, if the merger is not completed, our shareholders would continue to be entitled to attend and participate in our shareholders' meetings.

        Empire's 2017 annual meeting of shareholders is tentatively scheduled to be held on April 27, 2017. However, the meeting will only be held if the closing of the merger does not occur prior to such date. If Empire holds a 2017 annual meeting of shareholders, in order for proposals of shareholders to be considered for inclusion in our proxy materials relating to our 2017 annual meeting of shareholders pursuant to Rule 14a-8 of the Exchange Act, such proposals (1) must comply with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and our Articles of Incorporation, and (2) if intended to be included in our proxy materials for the 2017 annual meeting, must be received at Empire's principal office not later than November 16, 2016. If the date of the 2017 annual meeting is changed by more than 30 days from April 27, 2017, stockholders will be advised of such change and of the new date for submission of proposals. If a stockholder intends to submit a proposal that is not to be included in our proxy materials for the 2017 annual meeting, the stockholder must give us notice of not less than 35 days and no more than 50 days before the date of the 2017 annual meeting in accordance with the requirements set forth in our Articles of Incorporation.

Where You Can Find More Information

        The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference in this proxy statement is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or by information incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC; provided, however, that, unless otherwise specified in this proxy statement, we are not incorporating by reference, any such documents or portions of such documents that have been "furnished" but not "filed" for purposes of the Exchange Act. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

        The following Empire filings with the SEC are incorporated by reference:

  •
  our Annual Report on Form 10-K for the fiscal year ended December 31, 2015; and

  •
  our Current Reports on Form 8-K dated as of February 9, 2016 and February 12, 2016.

        We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the merger agreement; provided, however, that, unless otherwise specified in this proxy statement, we are not incorporating by reference, in each case, any such documents or portions of such documents that have been (or will be) "furnished" but not "filed" for purposes of the Exchange Act. Documents that are incorporated by reference include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials.

        You may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the SEC's public reference room at the following location: Station Place, 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov. In addition, shareholders may obtain free copies of the documents that we file with the SEC through the Investor section of our website, www.empiredistrict.com, and the "SEC Filings" tab therein. The information included on our website is not incorporated into this proxy statement.

        You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

The Empire District Electric Company
Attn: Corporate Secretary
602 S. Joplin Avenue
Joplin, Missouri 64801
(417) 625-5100

        If you would like to request documents from us, please do so by [          ], 2016 to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request.

        If you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, please contact:

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902
Shareholders call toll-free: (800) 206-5879
Banks and brokers call collect: (800) 662-5200

Directions To The Special Meeting

        Directions to the Special Meeting being held at the Joplin Convention Center, 3535 Hammons Blvd., Joplin, Missouri, are as follows:

  To Joplin from the West: Take I-44 East to Exit 8. Turn left onto I- 49 BUS N/S Range Line Road for about 0.4 miles. Turn right onto Hammons Boulevard. The Joplin Convention Center will be on the right.

  To Joplin from the North: From MO-171, turn South onto S. Madison Street. Travel 1.2 miles. Continue on Range Line Road for 5 miles. Turn left onto Hammons Boulevard, just before the I-44 intersection. The Joplin Convention Center will be on the right.

  To Joplin from the East: Take I-44 West to Exit 8. Make right onto I- 49 BUS N/S Range Line Road and turn right onto Hammons Boulevard. The Joplin Convention Center will be on the right.

Miscellaneous

        Empire has supplied all information relating to Empire, and Liberty Central has supplied, and Empire has not independently verified, all of the information relating to Guarantor, Liberty Central and Merger Sub contained in "Summary—Parties Involved in the Merger," "The Merger—Parties Involved in the Merger" and "The Merger—Financing of the Merger."

        You should not send in your Empire stock certificates until you receive the letter of transmittal after the merger is completed.

        You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement to vote on the merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [          ], 2016. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to shareholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A

AGREEMENT AND PLAN OF MERGER

by and among

THE EMPIRE DISTRICT ELECTRIC COMPANY,

LIBERTY UTILITIES (CENTRAL) CO.

and

LIBERTY SUB CORP.

Dated as of February 9, 2016

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of February 9, 2016, is by and among THE EMPIRE DISTRICT ELECTRIC COMPANY, a Kansas corporation (the "Company"), LIBERTY UTILITIES (CENTRAL) CO., a Delaware corporation ("Parent"), and LIBERTY SUB CORP., a Kansas corporation ("Merger Sub" and, together with the Company and Parent, the "Parties").

RECITALS

        WHEREAS, the Parties intend that, upon the terms and subject to the conditions set forth herein, at the Effective Time, Merger Sub will merge with and into the Company, with the Company surviving such merger;

        WHEREAS, the board of directors of the Company (the "Company Board") has (a) determined that it is in the best interests of the Company and its shareholders, and declared it advisable, for the Company to enter into this Agreement, (b) adopted this Agreement and approved the Company's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement and (c) resolved to recommend that the Company's shareholders approve this Agreement;

        WHEREAS, the board of directors of Parent has (a) determined that it is in the best interests of Parent and its shareholder, and declared it advisable, for Parent to enter into this Agreement and (b) adopted this Agreement and approved Parent's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement;

        WHEREAS, the board of directors of Merger Sub has (a) determined that it is in the best interests of Merger Sub and its shareholder, and declared it advisable, for Merger Sub to enter into this Agreement, (b) adopted this Agreement and approved Merger Sub's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement and (c) resolved to recommend that Merger Sub's sole shareholder, approve this Agreement;

        WHEREAS, Parent has approved this Agreement by written consent in its capacity as the sole shareholder of Merger Sub; and

        WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and subject to the conditions set forth herein, and each intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

THE MERGER

        SECTION 1.01    The Merger.     At the Effective Time, upon the terms and subject to the conditions set forth herein, Merger Sub shall be merged with and into the Company in accordance with the Kansas General Corporation Code (the "GCC") and this Agreement (the "Merger"), and the separate corporate existence of Merger Sub shall cease. The Company shall be the surviving corporation in the Merger (sometimes referred to herein as the "Surviving Corporation").

        SECTION 1.02    The Effective Time.     As soon as practicable on the Closing Date, the Company shall deliver to the Office of the Secretary of State of the State of Kansas a certificate of merger with respect to the Merger, in such form as is required by, and executed in accordance with, the relevant provisions of the GCC (the "Certificate of Merger"). The Merger shall become effective at the time the Certificate of Merger is duly filed with the Office of the Secretary of State of the State of Kansas in accordance with the GCC or at such later time as is permissible in accordance with the GCC and, as the Parties may mutually agree, as specified in the Certificate of Merger (the time the Merger becomes effective, the "Effective Time").

        SECTION 1.03    The Closing.     Unless this Agreement has been terminated in accordance with Section 8.01, the consummation of the Merger (the "Closing") shall take place at the offices of Cahill Gordon & Reindel LLP at 10:00 a.m. New York City time on a date to be mutually agreed to by the Parties, which date shall be no later than the fifteenth Business Day after the satisfaction or waiver of the conditions to the Closing set forth in Article VII (except for those conditions to the Closing that by their terms are to be satisfied at the Closing but subject to the satisfaction or waiver of such conditions) unless another time, date or place is mutually agreed to in writing by the Parties. The date on which the Closing occurs is referred to herein as the "Closing Date."

        SECTION 1.04    Effects of the Merger.     The Merger shall have the effects specified herein and in the applicable provisions of the GCC, including Article 67 thereof.

        SECTION 1.05    Organizational Documents.     As of the Effective Time, the articles of incorporation of the Surviving Corporation shall be amended and restated to be the same as the articles of incorporation of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter amended as provided therein and in accordance with applicable Law, except that the name of the Surviving Corporation shall be "The Empire District Electric Company". As of the Effective Time, the bylaws of the Surviving Corporation shall be amended and restated to be the same as the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter amended as provided therein and in accordance with applicable Law, except that the name of the Surviving Corporation shall be The Empire District Electric Company".

        SECTION 1.06    Surviving Corporation Directors and Officers.     As of the Effective Time, (i) the directors of Merger Sub as of immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company as of immediately prior to the Effective Time shall be the officers of the Surviving Corporation, in each case until their successors have been duly elected or appointed or until their earlier death, resignation or removal.

ARTICLE II

EFFECT ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES AND BOOK-ENTRY SHARES

        SECTION 2.01    Effect of Merger on Capital Stock.

        (a)    Cancellation of Treasury Stock and Parent-Owned Stock; Dissenting Stockholders; Conversion of Company Common Stock; Conversion of Merger Sub Common Stock.     At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or any holder of shares of Company Common Stock:

            (i)  each share of common stock, $1.00 par value, of the Company ("Company Common Stock") that is owned by (x) the Company as treasury stock, if any, each share of Company Common Stock that is owned by a wholly owned Subsidiary of the Company, if any, and each share of Company Common Stock that is owned directly or indirectly by Guarantor or any of its Subsidiaries, if any, immediately prior to the Effective Time and (y) stockholder ("Dissenting Stockholders") who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 17-6712 of the GCC (each share of Company Common Stock referred to in clause (x) or clause (y) being an "Excluded Share" and collectively, "Excluded Shares") shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor, subject to any rights the holder thereof may have under Section 2.02(i);

           (ii)  subject to Section 2.01(b), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (except for the Excluded Shares) shall be converted automatically into the right to receive an amount in cash (without interest) equal to the Merger Consideration, payable as provided in Section 2.02, and, when so converted, shall automatically be canceled and retired and shall cease to exist;

          (iii)  each share of common stock, par value $1.00 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, $1.00 par value, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

        (b)    Adjustments to Merger Consideration.     If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company (or any other securities convertible therefor or exchangeable thereto) shall occur as a result of any reclassification, stock split (including a reverse stock split), combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, or any similar event, the Merger Consideration and any other similarly dependent items shall be equitably adjusted to provide to Parent, Merger Sub, and the holders of Company Common Stock the same economic effect as contemplated by this Agreement prior to such action.

        SECTION 2.02    Payment for Shares.

        (a)    Paying Agent.     Prior to the Effective Time, Parent and the Company shall appoint Wells Fargo Bank, N.A. or such other Person as the Parties may mutual agree to act as paying agent (the "Paying Agent") for the purpose of exchanging shares of Company Common Stock for the Merger Consideration in accordance with Section 2.01(a)(ii) . At or prior to the Effective Time, Parent shall irrevocably deposit or cause to be deposited with the Paying Agent, in trust for the benefit of the holders of Company Common Stock contemplated by Section 2.01(a)(ii), cash in an amount equal to the aggregate amount of the Merger Consideration pursuant to Section 2.01(a)(ii) (the "Payment Fund").

        (b)    Payment Procedures.

            (i)  Promptly after the Effective Time (but no later than two (2) Business Days after the Effective Time), the Paying Agent will mail to each holder of record of a certificate representing outstanding shares of Company Common Stock immediately prior to the Effective Time (a "Certificate") and to each holder of uncertificated shares of Company Common Stock represented by book entry immediately prior to the Effective Time ("Book-Entry Shares"), in each case, whose shares were converted into the right to receive the Merger Consideration pursuant to Section 2.01(a)(ii) :

            (1)   a letter of transmittal, which shall specify that delivery shall be effected, and that risk of loss and title to Certificates or Book-Entry Shares held by such holder will pass, only upon delivery of such Certificates or Book-Entry Shares to the Paying Agent and which shall be in form and substance reasonably satisfactory to Parent and the Company, and

            (2)   instructions for use in effecting the surrender of such Certificates or Book-Entry Shares in exchange for the Merger Consideration with respect to such shares.

           (ii)  Upon surrender to, and acceptance in accordance with Section 2.02(b)(iii) by, the Paying Agent of a Certificate or Book-Entry Share, the holder thereof will be entitled to the Merger Consideration payable in respect of the number of shares of Company Common Stock formerly represented by such Certificate or Book-Entry Share surrendered under this Agreement.

          (iii)  The Paying Agent will accept Certificates or Book-Entry Shares upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange of the Certificates and Book-Entry Shares in accordance with customary exchange practices.

          (iv)  From and after the Effective Time, no further transfers may be made on the records of the Company or its transfer agent of Certificates or Book-Entry Shares, and if any Certificate or Book-Entry Share is presented to the Company for transfer, such Certificate of Book-Entry Share shall be canceled against delivery of the Merger Consideration payable in respect of the shares of Company Common Stock represented by such Certificate or Book-Entry Share.

           (v)  If any Merger Consideration is to be remitted to a name other than that in which a Certificate or Book-Entry Share is registered, no Merger Consideration may be paid in exchange for such surrendered Certificate or Book-Entry Share unless:

            (1)   either (A) the Certificate so surrendered is properly endorsed, with signature guaranteed, or otherwise in proper form for transfer or (B) the Book-Entry Share is properly transferred; and

            (2)   the Person requesting such payment shall (A) pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of the Certificate or Book-Entry Share or (B) establish to the satisfaction of the Paying Agent that such Tax has been paid or is not payable.

          (vi)  At any time after the Effective Time until surrendered as contemplated by this Section 2.02, each Certificate or Book-Entry Share shall be deemed to represent only the right to receive upon such surrender the Merger Consideration payable in respect of the shares of Company Common Stock represented by such Certificate or Book-Entry Share as contemplated by Section 2.01(a)(ii). No interest will be paid or accrued for the benefit of holders of Certificates or Book-Entry Shares on the Merger Consideration payable in respect of the shares of Company Common Stock represented by Certificates or Book-Entry Shares.

        (c)    No Further Ownership Rights in Company Common Stock.

            (i)  At the Effective Time, each holder of a Certificate, and each holder of Book-Entry Shares, will cease to have any rights with respect to such shares of Company Common Stock, except, to the extent provided by Section 2.01, for the right to receive the Merger Consideration payable in respect of the shares of Company Common Stock formerly represented by such Certificate or Book-Entry Shares upon surrender of such Certificate or Book-Entry Share in accordance with Section 2.02(b);

           (ii)  The Merger Consideration paid upon the surrender or exchange of Certificates or Book-Entry Shares in accordance with this Section 2.02 will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificates or Book-Entry Shares.

        (d)    Termination of Payment Fund.     The Paying Agent will deliver to the Surviving Corporation, upon the Surviving Corporation's demand, any portion of the Payment Fund (including any interest and other income received by the Paying Agent in respect of all such funds) which remains undistributed to the former holders of Certificates or Book-Entry Shares upon expiration of the period ending one (1) year after the Effective Time. Thereafter, any former holder of Certificates or Book-Entry Shares prior to the Merger who has not complied with this Section 2.02 prior to such time, may look only to the Surviving Corporation for payment of his, her or its claim for Merger Consideration to which such holder may be entitled.

        (e)    Investment of Payment Fund.     The Paying Agent shall invest any cash in the Payment Fund if and as directed by Parent; provided that such investment shall be in obligations of, or guaranteed by, the United States of America, in commercial paper obligations of issuers organized under the Law of a state of the United States of America, rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, respectively, or in certificates of deposit, bank repurchase agreements or bankers' acceptances of commercial banks with capital exceeding $10,000,000,000, or in mutual funds investing in such assets. Any interest and other income resulting from such investments shall be paid to, and be the property of, Parent. No investment losses resulting from investment of the Payment Fund shall diminish the rights of any of the Company's shareholders to receive the Merger Consideration or any other payment as provided herein. To the extent there are losses with respect to such investments or the Payment Fund diminishes for any other reason below the level required to make prompt cash payment of the aggregate funds required to be paid pursuant to the terms hereof, Parent shall reasonably promptly replace or restore the cash in the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient to make such cash payments.

        (f)    No Liability.     None of the Company, Parent, Merger Sub, the Surviving Corporation or the Paying Agent shall be liable to any Person in respect of any portion of the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

        (g)    Withholding Taxes.     Each of Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Certificates, Book-Entry Shares, Time-Vested Restricted Stock Awards or Performance-Based Restricted Stock Awards such amounts as may be required to be deducted and withheld with respect to the making of such payment under applicable Tax Law. Amounts so withheld and paid over to the appropriate taxing authority shall be treated for all purposes under this Agreement as having been paid to the holder of Certificates, Book-Entry Shares, Time-Vested Restricted Stock Awards or Performance-Based Restricted Stock Awards, as applicable, in respect of which such deduction or withholding was made.

        (h)    Lost, Stolen or Destroyed Certificates.     If any Certificate formerly representing shares of Company Common Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond, in such reasonable and customary amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall deliver and pay, in exchange for such lost, stolen or destroyed certificate, the Merger Consideration payable in respect thereof pursuant to this Agreement.

        (i)    Appraisal Rights.     No Person who has perfected a demand for appraisal rights pursuant to Section 17-6712 of the GCC shall be entitled to receive the Merger Consideration with respect to the shares of Company Common Stock owned by such Person unless and until such Person shall have effectively withdrawn or lost such Person's right to appraisal under the GCC. Each Dissenting Stockholder shall be entitled to receive only the payment provided by Section 17-6712 of the GCC with respect to shares of Company Common Stock owned by such Dissenting Stockholder. The Company shall give Parent (i) prompt notice of any demands for appraisal, threatened demands for appraisal, attempted withdrawals of such demands, and any other instruments that are received by the Company relating to stockholders' rights of appraisal (any of the foregoing, a "Demand") and (ii) the opportunity to participate in and control all negotiations and proceedings with respect to any Demand. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any Demand, offer to settle or settle any such Demand.

        SECTION 2.03    Equity Awards.

        (a)   Each Time-Vested Restricted Stock Award that is outstanding immediately prior to the Effective Time shall be cancelled and converted, as of the Effective Time, into the right to receive a lump-sum cash payment equal to the product of (i) the Merger Consideration, without interest, multiplied by (ii) the product of (1) the total number of shares of Company Common Stock underlying such Time-Vested Restricted Stock Award, multiplied by (2) the ratio equal to (x) the number of months through the Closing Date (rounding a fraction of a month to the next higher number of whole months) in the restricted period under such Time-Vested Restricted Stock Award, divided by (y) the total number of months in the restricted period under such Time-Vested Restricted Stock Award (the "Time-Vested Restricted Stock Consideration"). All payments of Time-Vested Restricted Stock Consideration shall be made by the Surviving Corporation, less applicable Tax withholdings, as promptly as practicable following the Effective Time (and in all events no later than the later of (A) five (5) Business Days following the Closing Date and (B) the last day of the Surviving Corporation's first regular payroll cycle following the Closing Date).

        (b)   Each Performance-Based Restricted Stock Award that is outstanding immediately prior to the Effective Time shall be cancelled and converted, as of the Effective Time, into the right to receive a lump-sum cash payment equal to the product of (i) the Merger Consideration, without interest, multiplied by (ii) the total number of shares of Company Common Stock that would be earned for performance at target over the performance period under such Performance-Based Restricted Stock Award (the "Performance-Based Restricted Stock Consideration"). All payments of Performance-Based Restricted Stock Consideration shall be made by the Surviving Corporation, less applicable Tax withholdings, as promptly as practicable following the Effective Time (and in all events no later than the later of (i) five (5) Business Days following the Closing Date and (ii) the last day of the Surviving Corporation's first regular payroll cycle following the Closing).

        (c)   Each Director Stock Unit that is outstanding immediately prior to the Effective Time shall be cancelled and converted, as of the Effective Time, into the right to receive an amount in cash equal to the Merger Consideration, payment of which amount shall be made by the Surviving Corporation at the time elected or provided pursuant to the terms and conditions of such Director Stock Unit, together with interest on the amount of such payment at the "U.S. Prime Rate" as quoted by the Wall Street Journal in effect at the Effective Time for the period, if any, from the Effective Time until the date of payment of such amount.

        (d)   Immediately prior to the Effective Time, the Employee Stock Purchase Plan and the right of any employee to continue participation in the Employee Stock Purchase Plan and any purchase period under the Employee Stock Purchase Plan then in effect shall terminate. Payment of all remaining, unused amounts credited to each participant's account under the Employee Stock Purchase Plan, together with interest as provided in the Employee Stock Purchase Plan, shall be made by the Surviving Corporation to the applicable participant as promptly as practicable following the Effective Time.

        (e)   Prior to the Effective Time, the Company Board or the appropriate committee thereof shall adopt resolutions providing for, and shall take any other actions that are necessary to effect, the treatment of the Time-Vested Restricted Stock Awards, the Performance-Based Restricted Stock Awards, the Director Share Units and the Employee Stock Purchase Plan as contemplated by this Section 2.03, including but not limited to obtaining participant consents (if necessary) with respect to outstanding Time-Vested Restricted Stock Awards, Performance-Based Restricted Stock Awards, and Director Share Units; provided, however, that notwithstanding any other provision hereof, in the event any participant consent is required but not obtained prior to the Effective Time with respect any outstanding award, such award shall be paid in cash in accordance with the applicable Company Benefit Plan.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except (a) as set forth in the Company Reports publicly available and filed with or furnished to the SEC prior to the date of this Agreement (excluding any statements that are predictive, cautionary or forward-looking in nature) or (b) subject to Section 9.04(j), as set forth in the corresponding section of the disclosure letter delivered by the Company to Parent concurrently with the execution and delivery by the Company of this Agreement (the "Company Disclosure Letter"), the Company represents and warrants to Parent and Merger Sub as follows:

        SECTION 3.01    Organization, Standing and Power.     Each of the Company and the Company's Subsidiaries (the "Company Subsidiaries") is duly organized, validly existing and in active status or good standing, as applicable, under the laws of the jurisdiction in which it is organized (in the case of active status or good standing, to the extent such jurisdiction recognizes such concept), except, in the case of the Company Subsidiaries, where the failure to be so organized, existing or in active status or good standing, as applicable, has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries has all requisite entity power and authority to enable it to own, operate, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, except where the failure to have such power or authority would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries is duly qualified or licensed to do business in each jurisdiction where the nature of its business or the ownership, operation or leasing of its properties make such qualification necessary, except in any such jurisdiction where the failure to be so qualified or licensed would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available to Parent true and complete copies of the restated articles of incorporation of the Company in effect as of the date of this Agreement (the "Company Articles") and the bylaws of the Company in effect as of the date of this Agreement (the "Company Bylaws").

        SECTION 3.02    Company Subsidiaries.     All the outstanding shares of capital stock or voting securities of, or other equity interests in, each Company Subsidiary have been validly issued and are fully paid and nonassessable and are owned by the Company, by another Company Subsidiary or by the Company and another Company Subsidiary, free and clear of (a) all pledges, liens, charges, mortgages, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens") and (b) any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock, voting securities or other equity interests), except, in the case of the foregoing clauses (a) and (b), as imposed by this Agreement, the Organizational Documents of the Company Subsidiaries or applicable securities Laws. Section 3.02 of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true and complete list of the Company Subsidiaries. The Company has made available to Parent true and complete copies of the articles of incorporation and bylaws (or equivalent Organizational Documents) of each Company Subsidiary in effect as of the date of this Agreement. Neither the Company nor any Company Subsidiary owns any shares of capital stock or voting securities of, or other equity interests in, any Person other than the Company Subsidiaries.

        SECTION 3.03    Capital Structure.

        (a)   The authorized capital stock of the Company consists of (i) 100,000,000 shares of Company Common Stock, (ii) 2,500,000 shares of preference stock, including 500,000 shares of Series A Participating Preference Stock ("Preference Stock") and (iii) 5,000,000 shares of $10.00 par value cumulative preferred stock ("Preferred Stock"). At the close of business on February 8, 2016, (x) 43,763,120 shares of Company Common Stock were issued and outstanding, (y) no shares of Company Common Stock were held by the Company in its treasury and (z) no shares of Preference

Stock or Preferred Stock were issued and outstanding. At the close of business on February 8, 2016, an aggregate of 1,082,414 shares of Company Common Stock were reserved and available for issuance pursuant to the Company Benefit Plans. At the close of business on February 8, 2016, an aggregate of 125,284 shares of Company Common Stock were issuable on the vesting of outstanding Time-Vested Restricted Stock Awards and Performance-Based Restricted Stock Awards (assuming full satisfaction of the applicable service conditions and maximum attainment of the applicable performance goals).

        (b)   All outstanding shares of Company Common Stock are validly issued, fully paid and nonassessable and not subject to, or issued in violation of, any preemptive right. Except as set forth in this Section 3.03 or Section 3.03(b) of the Company Disclosure Letter or pursuant to the terms of this Agreement, there are not issued, reserved for issuance or outstanding, and there are not any outstanding obligations of the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, (i) any capital stock of the Company or any Company Subsidiary or any securities of the Company or any Company Subsidiary convertible into or exchangeable or exercisable for shares of capital stock or voting securities of, or other equity interests in, the Company or any Company Subsidiary or (ii) any warrants, calls, options or other rights to acquire from the Company or any Company Subsidiary, or any other obligation of the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, any capital stock or voting securities of, or other equity interests in, the Company or any Company Subsidiary (the foregoing clauses (i) and (ii), collectively, "Equity Securities"). Except pursuant to the Company Benefit Plans, there are not any outstanding obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any Equity Securities. There is no outstanding Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company may vote ("Company Voting Debt"). No Company Subsidiary owns any shares of Company Common Stock.

        SECTION 3.04    Authority; Execution and Delivery; Enforceability.     The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its covenants and agreements hereunder and to consummate the Merger, subject, in the case of the Merger, to the receipt of the Company Shareholder Approval. The Company Board has adopted resolutions, at a meeting duly called at which a quorum of directors of the Company was present, (a) determining that it is in the best interests of the Company and its shareholders, and declaring it advisable, for the Company to enter into this Agreement, (b) adopting this Agreement and approving the Company's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated thereby and (c) resolving to recommend that the Company's shareholders approve this Agreement (the "Company Board Recommendation") and directing that this Agreement be submitted to the Company's shareholders for approval at a duly held meeting of such shareholders for such purpose (the "Company Shareholders Meeting"). Such resolutions have not been amended or withdrawn as of the date of this Agreement. Except for (i) the approval of this Agreement by the affirmative vote of the holders of a majority of all of the outstanding shares of Company Common Stock entitled to vote at the Company Shareholders Meeting (the "Company Shareholder Approval") and (ii) the filing of the Certificate of Merger as required by the GCC, no other vote or corporate proceedings on the part of the Company or its shareholders are necessary to authorize, adopt or approve this Agreement or to consummate the Merger. The Company has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject in all respects to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) (the "Bankruptcy and Equity Exceptions").

        SECTION 3.05    No Conflicts; Consents.

        (a)   The execution and delivery by the Company of this Agreement does not, and the performance by the Company of its covenants and agreements hereunder and the consummation of the Merger will not, (i) subject to obtaining the Company Shareholder Approval, conflict with, or result in any violation of any provision of, the Company Articles, the Company Bylaws or the Organizational Documents of any Company Subsidiary, (ii) subject to obtaining the Consents set forth in Section 3.05(a)(ii) of the Company Disclosure Letter (the "Company Required Consents"), conflict with, result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of a material benefit under any Filed Company Contract or any material Permit applicable to the business of the Company and the Company Subsidiaries or (iii) subject to obtaining the Company Shareholder Approval and the Consents referred to in Section 3.05(b) and making the Filings referred to in Section 3.05(b), conflict with, or result in any violation of any provision of, any Judgment or Law, in each case, applicable to the Company or any Company Subsidiary or their respective properties or assets, except for, in the case of the foregoing clauses (ii) and (iii), any matter that would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and would not prevent or materially impede, interfere with or delay the consummation of the Merger.

        (b)   No consent, waiver or Permit ("Consent") of or from, or registration, declaration, notice or filing ("Filing") made to or with, any Governmental Entity is required to be obtained or made by the Company or any Company Subsidiary in connection with the Company's execution and delivery of this Agreement or its performance of its covenants and agreements hereunder or the consummation of the Merger, except for the following:

            (i)  (1) the filing with the Securities and Exchange Commission (the "SEC"), in preliminary and definitive form, of the Proxy Statement and (2) the filing with the SEC of such reports under, and such other compliance with, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Securities Act of 1933, as amended (the "Securities Act"), and rules and regulations of the SEC promulgated thereunder, as may be required in connection with this Agreement or the Merger;

           (ii)  compliance with, Filings under and the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act");

          (iii)  the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Kansas and appropriate documents with the relevant authorities of the other jurisdictions in which Parent and the Company are qualified to do business;

          (iv)  (1) Filings with, and the Consent of, the Federal Energy Regulatory Commission (the "FERC") under Section 203 of the Federal Power Act (the "FPA"); (2) the CFIUS Approval, and Filings with respect thereto, (3) the Filings with, and the Consent of, the State Commissions, (4) pre-approvals of license transfers with the Federal Communications Commission (the "FCC") and (5) and the other Filings and Consents set forth in Section 3.05(b)(iv) of the Company Disclosure Letter (the Consents and Filings set forth in Section 3.05(b)(ii) and this Section 3.05(b)(iv), collectively, the "Company Required Statutory Approvals");

           (v)  the Company Required Consents;

          (vi)  Filings and Consents as are required to be made or obtained under state or federal property transfer Laws or Environmental Laws; and

         (vii)  such other Filings or Consents the failure of which to make or obtain would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material

  Adverse Effect and would not prevent or materially impede, interfere with or delay the consummation of the Merger.

        SECTION 3.06    Company Reports; Financial Statements.

        (a)   The Company has furnished or filed all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) required to be furnished or filed by the Company with the SEC since January 1, 2015 (such documents, together will all exhibits, financial statements, including the Company Financial Statements, and schedules thereto and all information incorporated therein by reference, but excluding the Proxy Statement, being collectively referred to as the "Company Reports"). Each Company Report (i) at the time furnished or filed, complied in all material respects with the applicable requirements of the Exchange Act, the Securities Act or the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company Report and (ii) did not at the time it was filed (or if amended or superseded by a filing or amendment prior to the date of this Agreement, then at the time of such filing or amendment) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated financial statements of the Company included in the Company Reports (the "Company Financial Statements") complied at the time it was filed as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, was prepared in accordance with United States generally accepted accounting principles ("GAAP") (except, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods and as of the dates involved (except as may be indicated in the notes thereto) and fairly present in all material respects, in accordance with GAAP, the consolidated financial position of the Company and the Company's consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods shown (subject, in the case of unaudited quarterly financial statements, to normal year-end audit adjustments).

        (b)   Neither the Company nor any Company Subsidiary has any liability of any nature that is required by GAAP to be set forth on a consolidated balance sheet of the Company and the Company Subsidiaries, except liabilities (i) reflected or reserved against in the most recent balance sheet (including the notes thereto) of the Company and the Company Subsidiaries included in the Company Reports filed prior to the date hereof, (ii) incurred in the ordinary course of business after September 30, 2015 (the "Balance Sheet Date"), (iii) incurred in connection with the Merger or any other transaction or agreement contemplated by this Agreement or (iv) that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        (c)   The Company maintains a system of "internal control over financial reporting" (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act). Such internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP in all material respects. Except as has not had, and would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company maintains "disclosure controls and procedures" required by Rule 13a-15 or 15d-15 under the Exchange Act that are effective to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported on a timely basis to the individuals responsible for the preparation of the Company's filings with the SEC and other public disclosure documents and (ii) the Company has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company's outside auditors and the audit committee of the Company Board (1) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (2) any fraud, known to the Company, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

        SECTION 3.07    Absence of Certain Changes or Events.     From the Balance Sheet Date to the date of this Agreement, each of the Company and the Company Subsidiaries has conducted its respective business in the ordinary course of business in all material respects, and during such period there has not occurred any fact, circumstance, effect, change, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        SECTION 3.08    Taxes.

        (a)   Except as would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

            (i)  (1) each of the Company and each Company Subsidiary has timely filed, taking into account any extensions, all Tax Returns required to have been filed and such Tax Returns are accurate and complete in all respects and (2) all Taxes due on such Tax Returns have been timely paid in full;

           (ii)  (1) neither the Company nor any Company Subsidiary has received written notice of any audit, examination, investigation or other proceeding from any taxing authority for any amount of unpaid Taxes asserted against the Company or any Company Subsidiary that have not been fully paid or settled and (2) with respect to any tax years open for audit as of the date hereof, neither the Company nor any Company Subsidiary has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax;

          (iii)  neither the Company nor any Company Subsidiary had any liabilities for unpaid Taxes as of the date of the latest balance sheet included in the Company Financial Statements that had not been accrued or reserved on such balance sheet in accordance with GAAP and (2) neither the Company nor any Company Subsidiary has incurred any liability for Taxes since the date of the latest balance sheet included in the Company Financial Statements except in the ordinary course of business;

          (iv)  neither the Company nor any Company Subsidiary has any liability for Taxes of any Person (except for the Company or any Company Subsidiary) arising from the application of Treasury Regulation Section 1.1502-6 or any analogous provision of state, local or foreign Law, or as a transferee or successor, by contract or otherwise;

           (v)  neither the Company nor any Company Subsidiary is a party to or is otherwise bound by any Tax sharing, allocation or indemnification agreement or arrangement, except for such an agreement or arrangement (1) exclusively between or among the Company and Company Subsidiaries, or (2) with customers, vendors, lessors or other third parties entered into in the ordinary course of business and not primarily related to Taxes;

          (vi)  within the past three (3) years, neither the Company nor any Company Subsidiary has been a "distributing corporation" or a "controlled corporation" in a distribution intended to qualify for tax-free treatment under Section 355 of the Code;

         (vii)  neither the Company nor any Company Subsidiary has engaged in any "listed transaction" as defined in Treasury Regulations Section 1.6011-4(b)(2) or Treasury Regulations Section 301.6111-2(b) in any tax year for which the statute of limitations has not expired;

        (viii)  Neither the Company nor any Company Subsidiary will be required, for income Tax purposes for any taxable period ending after the Closing Date, to include in its taxable income any item of income or gain or to exclude from its taxable income any item of deduction or loss as a result of any (i) change in method of accounting under Section 48l(c) of the Code (or any corresponding or similar provision of state, local or foreign law) for a taxable period ending on or prior to the Closing Date, (ii) closing agreement under Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign law) executed on or prior to the Closing Date, (iii) installment sale or open transaction disposition occurring on or prior to the Closing Date or (iv) prepaid amount received on or prior to the Closing Date; and

          (ix)  No written claim has been received in the last three years by the Company or any Company Subsidiary from a taxing authority in a jurisdiction where the Company or Company Subsidiary does not file Tax Returns that the Company or Company Subsidiary is or may be subject to taxation by that jurisdiction or should have been included in a combined, consolidated, affiliated, unitary or other group Tax Return of that jurisdiction.

        (b)   Except to the extent Section 3.09 relates to Taxes, the representations and warranties contained in this Section 3.08 are the sole and exclusive representations and warranties of the Company relating to Taxes, and no other representation or warranty of the Company contained herein shall be construed to relate to Taxes.

        SECTION 3.09    Employee Benefits.

        (a)   Section 3.09(a) of the Company Disclosure Letter sets forth a complete and accurate list, as of the date of this Agreement, of each material Company Benefit Plan and each material Company Benefit Agreement.

        (b)   With respect to each material Company Benefit Plan and material Company Benefit Agreement, the Company has made available to Parent, to the extent applicable, complete and accurate copies of (i) the plan document (or, if such arrangement is not in writing, a written description of the material terms thereof), including any amendment thereto and any summary plan description thereof, (ii) each trust, insurance, annuity or other funding Contract related thereto, (iii) the most recent audited financial statement and actuarial or other valuation report prepared with respect thereto, (iv) the most recent annual report on Form 5500 required to be filed with the Internal Revenue Service (the "IRS") with respect thereto and (v) the most recently received IRS determination letter or opinion. No Company Benefit Plan or Company Benefit Agreement is maintained outside the jurisdiction of the United States, or covers any Company Personnel residing or working outside of the United States.

        (c)   Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, (i) each Company Benefit Plan and each Company Benefit Agreement has been maintained in compliance with its terms and with the requirements prescribed by ERISA, the Code and all other applicable Laws, (ii) there are no pending or, to the Knowledge of the Company, threatened proceedings against any Company Benefit Plan or Company Benefit Agreement or any fiduciary thereof, or the Company or any Company Subsidiary with respect to any Company Benefit Plan or Company Benefit Agreement and (iii) all contributions, reimbursements, premium payments and other payments required to be made by the Company or any Company Commonly Controlled Entity to any Company Benefit Plan have been made on or before their applicable due dates. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any Company Commonly Controlled Entity has engaged in, and to the Knowledge of the Company, there has not been, any non-exempt transaction prohibited by ERISA or by Section 4975 of the Code with respect to any Company Benefit Plan or Company Benefit Agreement or their related trusts that would reasonably be expected to result in a liability of the Company or a Company Commonly Controlled

Entity. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Company Benefit Plan or Company Benefit Agreement is under audit or is the subject of an administrative proceeding by the IRS, the Department of Labor, or any other Governmental Entity, nor has the Company received written notice of the commencement of any such audit or other administrative proceeding.

        (d)   Section 3.09(d) of the Company Disclosure Letter sets forth each Company Benefit Plan and Company Benefit Agreement that is subject to Section 302 or Title IV of ERISA or Section 412, 430 or 4971 of the Code. No Company Benefit Plan or Company Benefit Agreement is a multiemployer plan, as defined in Section 3(37) of ERISA, or a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA, and neither the Company nor any Company Commonly Controlled Entity has contributed to or been obligated to contribute to any such plan within the six years preceding this Agreement. Except for matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any Company Commonly Controlled Entity has incurred any Controlled Group Liability (as defined below) that has not been satisfied in full nor do any circumstances exist that could reasonably be expected to give rise to any Controlled Group Liability (except for the payment of premiums to the Pension Benefit Guaranty Corporation). For the purposes of this Agreement, "Controlled Group Liability" means any and all liabilities (i) under Title IV of ERISA, (ii) under Section 302 of ERISA, (iii) under Sections 412, 430 and 4971 of the Code or (iv) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code.

        (e)   Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and such plan has received a currently effective favorable determination letter or opinion to that effect from the IRS and, to the Knowledge of the Company, there is no reason why any such determination letter should be revoked or not be reissued.

        (f)    Except for any liabilities that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has any liability for providing health, medical or other welfare benefits after retirement or other termination of employment, except for coverage or benefits required to be provided under Section 4980(B)(f) of the Code or applicable Law.

        (g)   Except as expressly provided in this Agreement or as set forth in Section 3.09(g) of the Company Disclosure Letter, none of the execution and delivery of this Agreement, the performance by either party of its covenants and agreements hereunder or the consummation of the Merger (alone or in conjunction with any other event, including any termination of employment on or following the Effective Time) will (i) entitle any Company Personnel to any material compensation or benefit, (ii) accelerate the time of payment or vesting, or trigger any payment or funding, of any material compensation or benefit or trigger any other material obligation under any Company Benefit Plan or Company Benefit Agreement or (iii) result in any payment that could, individually or in combination with any other such payment, not be deductible under Section 280G of the Code.

        (h)   The representations and warranties contained in this Section 3.09 are the sole and exclusive representations and warranties of the Company relating to Company Benefit Plans or Company Benefit Agreements (including their compliance with any applicable Law) or ERISA, and no other representation or warranty of the Company contained herein shall be construed to relate to Company Benefit Plans or Company Benefit Agreements (including their compliance with any applicable Law) or ERISA.

        SECTION 3.10    Labor and Employment Matters.     Except as set forth in Section 3.10 of the Company Disclosure Letter, neither the Company nor any Company Subsidiary is party to any collective bargaining agreement or similar labor union Contract with respect to any of their respective employees (the Contracts set forth in Section 3.10 of the Company Disclosure Letter, the "Company Union Contracts"). To the Knowledge of the Company, no employees of the Company or any Company Subsidiary are represented by any other labor union with respect to their employment for the Company or any Company Subsidiary. To the Knowledge of the Company, except as would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) there are no labor union representation or certification proceedings with respect to employees of the Company or any Company Subsidiary pending or threatened in writing to be brought or filed with the National Labor Relations Board, and (b) there are no labor union organizing activities, with respect to employees of the Company or any Company Subsidiary. From the Balance Sheet Date until the date of this Agreement, except as would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there have been no labor union strikes, slowdowns, work stoppages or lockouts or other material labor disputes pending or threatened in writing against or affecting the Company or any Company Subsidiary.

        SECTION 3.11    Litigation.     There is no Claim before any Governmental Entity pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There is no Judgment outstanding against or, to the Knowledge of the Company, investigation by any Governmental Entity of the Company or any Company Subsidiary or any of their respective properties or assets that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. This Section 3.11 does not relate to Taxes; Company Benefit Plans or Company Benefit Agreements (including their compliance with any applicable Law) or ERISA; or environmental matters; or Intellectual Property, which are addressed in Sections 3.08, 3.09, 3.14 and 3.17, respectively.

        SECTION 3.12    Compliance with Applicable Laws.     Except as would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries are in compliance with all applicable Laws and all Permits applicable to the business and operations of the Company and the Company Subsidiaries. This Section 3.12 does not relate to Taxes; Company Benefit Plans or Company Benefit Agreements (including their compliance with any applicable Law) or ERISA; or environmental matters; or Intellectual Property, which are addressed in Sections 3.08, 3.09, 3.14 and 3.17, respectively.

        SECTION 3.13    Takeover Statutes.     Assuming that the representations and warranties of Parent and Merger Sub contained in Section 4.09 are true and correct, the Merger is not subject to any "fair price," "moratorium," "control-share acquisition," "affiliated transaction" or any other antitakeover statute or regulation (each, a "Takeover Statute") or any antitakeover provision in the Company Articles or Company Bylaws.

        SECTION 3.14    Environmental Matters.

        (a)   Except for matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

            (i)  the Company and the Company Subsidiaries are in compliance with all Environmental Laws;

           (ii)  with respect to Permits under Environmental Law that are necessary to conduct the respective operations of the Company or the Company Subsidiaries as currently conducted ("Environmental Permits"), (1) the Company and each of the Company Subsidiaries have obtained and are in compliance with, or have filed timely applications for, all such Environmental Permits, (2) all such Environmental Permits are valid and in good standing and (3) neither the Company nor any Company Subsidiary has received written notice from any Governmental Entity seeking to modify, revoke or terminate, any such Environmental Permits;

          (iii)  there are no Environmental Claims pending or, to the Knowledge of the Company, threatened in writing against the Company or any Company Subsidiary; and

          (iv)  to the Knowledge of the Company, there are and have been no Releases of Hazardous Materials at any property currently owned, leased or operated by the Company or any Company Subsidiary that would reasonably be expected to form the basis of any Environmental Claim against the Company or any Company Subsidiary.

        (b)   The representations and warranties contained in this Section 3.14 are the sole and exclusive representations and warranties of the Company relating to Environmental Permits, Environmental Laws, Environmental Claims, Releases, Hazardous Materials or other environmental matters.

        SECTION 3.15    Contracts.

        (a)   Except for this Agreement, Company Benefit Plans and Company Benefit Agreements, as of the date of this Agreement, neither the Company nor any Company Subsidiary is a party to any Contract required to be filed by the Company as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act (a "Filed Company Contract") that has not been so filed.

        (b)   Except as would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Filed Company Contract is a valid, binding and legally enforceable obligation of the Company or one of the Company Subsidiaries, as the case may be, and, to the Knowledge of the Company, of the other parties thereto, subject in all respects to the Bankruptcy and Equity Exceptions, (ii) to the Knowledge of the Company, each such Filed Company Contract is in full force and effect and (iii) as of the date hereof, none of the Company or any Company Subsidiary is (with or without notice or lapse of time, or both) in breach or default under any such Filed Company Contract and, to the Knowledge of the Company, no other party to any such Filed Company Contract is (with or without notice or lapse of time, or both) in breach or default thereunder.

        SECTION 3.16    Real Property.     Except as would not have or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company and the Company Subsidiaries has either good title, in fee or valid leasehold, easement or other rights, to the land, buildings, wires, pipes, structures and other improvements thereon and fixtures thereto necessary to permit it to conduct its business as currently conducted. This Section 3.16 does not relate to environmental matters; or Intellectual Property, which are addressed in Section 3.14 and Section 3.17, respectively.

        SECTION 3.17    Intellectual Property.

        (a)   Except as would not have or would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the Knowledge of the Company, (i) the Company and the Company Subsidiaries have the right to use all material Intellectual Property used in their business as presently conducted, and (ii) no person is violating any material Intellectual Property owned by the Company and the Company Subsidiaries.

        (b)   The representations and warranties contained in this Section 3.17 are the sole and exclusive representations and warranties of the Company relating to Intellectual Property, and no other representation or warranty of the Company contained herein shall be construed to relate to Intellectual Property.

        SECTION 3.18    Insurance.     As of the date hereof, except as would not have or would not be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, all material fire and casualty, general liability, director and officer, and business interruption insurance policies maintained by the Company or any of its Subsidiaries ("Insurance Policies") are in full force and effect and all premiums due with respect to all Insurance Policies have been paid.

        SECTION 3.19    Regulatory Status.

        (a)   Except as set forth in Section 3.19(a)(i) of the Company Disclosure Letter, none of the Company Subsidiaries is regulated as a public utility under the FPA. Except for the Company Subsidiaries set forth in Section 3.19(a)(ii) of the Company Disclosure Letter (the "Utility Subsidiaries"), none of the Company Subsidiaries are regulated as a public utility or gas utility under the applicable Law of any state.

        (b)   All filings (except for immaterial filings) required to be made by the Company or any Company Subsidiary since January 1, 2015, with the FERC, the FCC and the State Commissions, as the case may be, have been made, including all forms, statements, reports, agreements and all documents, exhibits, amendments and supplements appertaining thereto, including all rates, tariffs and related documents, and all such filings complied, as of their respective dates, with all applicable requirements of applicable statutes and the rules and regulations promulgated thereunder, except for filings the failure of which to make or the failure of which to make in compliance with all applicable requirements of applicable statutes and the rules and regulations promulgated thereunder, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        SECTION 3.20    Brokers' Fees and Expenses.     Except for the Person set forth in Section 3.20 of the Company Disclosure Letter (such Person, the "Company Financial Advisor"), the fees and expenses of which will be paid by the Company, no broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company.

        SECTION 3.21    Opinion of Financial Advisor.     The Company Board has received an opinion of the Company Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the various matters, limitations, qualifications and assumptions set forth therein, the Merger Consideration to be paid to the holders of shares of Company Common Stock pursuant to this Agreement is fair from a financial point of view to such holders.

        SECTION 3.22    No Additional Representations.     Except for the representations and warranties expressly set forth in Article IV (as modified by the Parent Disclosure Letter), the Company specifically acknowledges and agrees that neither Parent nor any of its Affiliates, Representatives or shareholders or any other Person makes, or has made, any other express or implied representation or warranty whatsoever (whether at law (including at common law or by statute) or in equity). Except for the representations and warranties expressly set forth in this Article III (as modified by the Company Disclosure Letter), the Company hereby expressly disclaims and negates (a) any other express or implied representation or warranty whatsoever (whether at law (including at common law or by statute) or in equity), including with respect to (i) the Company or the Company Subsidiaries or any of the Company's or the Company's Subsidiaries respective businesses, assets, employees, Permits, liabilities, operations, prospects or condition (financial or otherwise) or (ii) any opinion, projection, forecast, statement, budget, estimate, advice or other information (including information with respect to filings with and consents of any Governmental Entity (including the FERC, the FCC and the State Commissions) or information with respect to the future revenues, results or operations (or any component thereof), cash flows, financial condition (or any component thereof) or the future business and operations of the Company or the Company Subsidiaries, as well as any other business plan and cost-related plan information of the Company or the Company Subsidiaries), made, communicated or furnished (orally or in writing), or to be made, communicated or furnished (orally or in writing), to Parent, its Affiliates or its Representatives, in each case, whether made by the Company or any of its Affiliates, Representatives or shareholders or any other Person (this clause (ii), collectively, "Company Projections") and (b) all liability and responsibility for any such other representation or warranty or any such Company Projection.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Except as set forth in the disclosure letter delivered by Parent to the Company concurrently with the execution and delivery by Parent and Merger Sub of this Agreement (the "Parent Disclosure Letter"), Parent and Merger Sub represent and warrant to the Company as follows:

        SECTION 4.01    Organization, Standing and Power.    Each of Parent and Merger Sub is duly organized, validly existing and in active status or good standing, as applicable, under the laws of the jurisdiction in which it is organized (in the case of active status or good standing, to the extent such jurisdiction recognizes such concept). Each of Parent and Merger Sub has all requisite entity power and authority to own, operate, lease or otherwise hold its properties and assets and to conduct its businesses as presently conducted, except where the failure to have such power or authority would not have or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Each of Parent and Merger Sub is duly qualified or licensed to do business in each jurisdiction where the nature of its business or the ownership, operation or leasing of its properties make such qualification necessary, except in any such jurisdiction where the failure to be so qualified or licensed would not have or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        SECTION 4.02    Authority; Execution and Delivery; Enforceability.    Each of Parent and Merger Sub has all requisite power and authority to execute and deliver this Agreement, to perform its covenants and agreements hereunder and to consummate the Merger. The board of directors of Parent has adopted resolutions (a) determining that it is in the best interests of Parent and its shareholders, and declaring it advisable, for Parent to enter into this Agreement and (b) adopting this Agreement and approving Parent's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement. Such resolutions have not been amended or withdrawn as of the date of this Agreement. The board of directors of Merger Sub has adopted resolutions determining that it is in the best interests of Merger Sub and its shareholder, and declaring it advisable, for Merger Sub to enter into this Agreement, (ii) adopting this Agreement and approving Merger Sub's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement and (iii) resolving to recommend that Parent, in its capacity as the sole shareholder of Merger Sub, approve this Agreement. Such resolutions have not been amended or withdrawn as of the date of this Agreement. No other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize, adopt or approve, as applicable, this Agreement or to consummate the Merger. Parent and Merger Sub have duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company, this Agreement constitutes the legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against it in accordance with its terms, subject in all respects to the Bankruptcy and Equity Exceptions.

        SECTION 4.03    No Conflicts; Consents.

        (a)   The execution and delivery of this Agreement by Parent and Merger Sub does not, and the performance by each of Parent and Merger Sub of its covenants and agreements and the consummation of the Merger will not, (i) conflict with, or result in any violation of any provision of, the Organizational Documents of Parent or Merger Sub, (ii) subject to obtaining the Consents set forth in Section 4.03(a)(ii) of the Parent Disclosure Letter (the "Parent Required Consents" and, together with the Company Required Consents, the "Required Consents"), conflict with, result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of a material benefit under any material Contract to which Parent or Merger Sub is a party or by which any of their respective properties or assets is bound or any material Permit applicable to the business of Parent and its

Affiliates or (iii) subject to obtaining the Consents referred to in Section 4.03(b) and making the Filings referred to in Section 4.03(b), conflict with, or result in any violation of any provision of, any Judgment or Law, in each case, applicable to Parent or Merger Sub or their respective properties or assets, except for, in the case of the foregoing clauses (ii) and (iii), any matter that would not have or would not be reasonably expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        (b)   No Consent of or from, or Filing made to or with, any Governmental Entity, is required to be obtained or made by Parent or any Affiliate of Parent in connection with Parent's and Merger Sub's execution and delivery of this Agreement or their performance of their covenants and agreements hereunder or the consummation of the Merger, except for the following:

            (i)  compliance with, Filings under and the expiration of any applicable waiting period under the HSR Act;

           (ii)  (1) Filings with, and the Consent of, the FERC under Section 203 of the FPA, (2) the CFIUS Approval, and Filings with respect thereto, (3) the Filings with, and the Consent of, the State Commissions, (4) pre-approvals of license transfers with the FCC, and (5) and the other Filings and Consents set forth in Section 4.03(b)(ii) of the Parent Disclosure Letter (the Consents and Filings set forth in Section 4.03(b)(i) and this Section 4.03(b)(ii), collectively, the "Parent Required Statutory Approvals" and, together with the Company Required Statutory Approvals, the "Required Statutory Approvals");

          (iii)  the Parent Required Consents;

          (iv)  the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Kansas and appropriate documents with the relevant authorities of the other jurisdictions in which Parent and the Company are qualified to do business;

           (v)  Filings and Consents as are required to be made or obtained under state or federal property transfer Laws or Environmental Laws; and

          (vi)  such other Filings and Consents the failure of which to make or obtain would not have or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        SECTION 4.04    Litigation.    There is no Claim before any Governmental Entity pending or, to the Knowledge of Parent, threatened against Parent, Merger Sub or any Affiliate of Parent that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. There is no Judgment outstanding against or, to the Knowledge of Parent, investigation by any Governmental Entity of Parent, Merger Sub or any Affiliate of Parent or any of their respective properties or assets that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        SECTION 4.05    Compliance with Applicable Laws.    Except as would not have or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and Merger Sub are in compliance with all applicable Laws and material Permits applicable to the business and operations of Parent and Parent's Affiliates.

        SECTION 4.06    Financing.    Parent has delivered to the Company true and complete fully executed copies of (a) the commitment letter, dated as of February 3, 2016, among Guarantor and Canadian Imperial Bank of Commerce, The Bank of Nova Scotia, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, and Wells Fargo Securities, LLC (the "Commitment Letter") and (b) the fee letter, among Guarantor and Canadian Imperial Bank of Commerce, The Bank of Nova Scotia, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, and Wells Fargo Securities, LLC, dated as of February 3, 2016 (as redacted to remove only the fee amounts, pricing caps, the rates and amounts included in the "market flex," the "Redacted Fee Letter"), in each case, including all exhibits, schedules, annexes and amendments to such letters in effect as of the date of this Agreement (collectively, the "Debt Letters"), pursuant to which and subject to the terms and conditions thereof, each of the parties thereto (other than Guarantor) have severally committed to lend the amounts set forth therein to Guarantor (the provision of such funds as set forth therein, the "Financing") for the purposes set forth in such Debt Letters. The Debt Letters have not been amended, restated or otherwise modified or waived prior to the execution and delivery of this Agreement, and the respective commitments contained in the Debt Letters have not been withdrawn, rescinded, amended, restated or otherwise modified in any respect prior to the execution and delivery of this Agreement. As of the execution and delivery of this Agreement, the Debt Letters are in full force and effect and constitute the legal, valid and binding obligation of each of Guarantor and the other parties thereto, subject in each case to the Bankruptcy and Equity Exceptions. There are no conditions precedent or contingencies directly or indirectly related to the funding of the Financing pursuant to the Debt Letters, other than as expressly set forth in the Debt Letters. At the Closing, Parent and Merger Sub will have sufficient funds to pay all of Parent's and Merger Sub's obligations under this Agreement, including the payment of the Merger Consideration and all fees and expenses expected to be incurred in connection therewith. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would constitute a breach or default on the part of Guarantor under the Debt Letters or any other party to the Debt Letters. As of the date of this Agreement, except for any agreements relating to any alternative equity capital markets financing (which agreements do not contain any terms that would adversely affect the conditionality, enforceability, termination, principal amount or availability of the Financing), there are no side letters or other agreements, Contracts, arrangements or understandings (written or oral) directly or indirectly related to the funding of the Financing other than as expressly set forth in the Debt Letters. Guarantor has fully paid all commitment fees or other fees required to be paid on or prior to the date of this Agreement in connection with the Financing. As of the date of this Agreement, Parent (1) is not aware of any fact, event or other occurrence that makes any of the representations or warranties of Guarantor in any of the Debt Letters inaccurate in any material respect and (2) has no reason to believe that any of the conditions to the Financing contemplated by the Debt Letters will not be satisfied on a timely basis or that the Financing contemplated by the Debt Letters will not be made available on the Closing Date.

        SECTION 4.07    Brokers' Fees and Expenses.    Except for any Person set forth in Section 4.07 of the Parent Disclosure Letter, the fees and expenses of which will be paid by Parent or its Affiliates, no broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Merger based upon arrangements made by or on behalf of Parent or Merger Sub or any of their Affiliates.

        SECTION 4.08    Merger Sub.    The authorized capital stock of Merger Sub consists of 10,000 shares of common stock, par value $1.00 per share. All outstanding shares of capital stock of Merger Sub are duly authorized, validly issued, fully paid and nonassessable. Parent owns all of the outstanding shares of capital stock of Merger Sub. Guarantor owns, directly or indirectly, all of the outstanding shares of capital stock of Parent. Merger Sub has been incorporated solely for the purpose of merging with and into the Company and taking action incident to the Merger and this Agreement. Merger Sub has no assets, liabilities or obligations and has not, since the date of its formation, carried on any business or conducted any operations, except, in each case, as arising from the execution of this Agreement, the performance of its covenants and agreements hereunder and matters ancillary thereto. Parent has approved this Agreement by written consent in its capacity as the sole shareholder of Merger Sub.

        SECTION 4.09    Ownership of Company Common Stock; Related Person.    Neither Parent, any Subsidiary of Parent nor any other Affiliate of Parent (i) "beneficially owns" (as such term is defined for purposes of Section 13(d) of the Exchange Act) any shares of Company Common Stock or any other Equity Securities or (ii) is a "related person" (as defined in Item 404 of Regulation S-K of the Securities Act) of the Company. Neither Parent, any Subsidiary of Parent nor any of their respective Affiliates are a Person referred to in GCC Section 17-6712.

        SECTION 4.10    Regulatory Status.    Guarantor is, and prior to the Effective Time Parent may become, a public utility holding company under the Public Utility Holding Company Act of 2005 ("PUHCA 2005"). Merger Sub is not a public utility holding company under PUHCA 2005.

        SECTION 4.11    Guarantee.    Concurrently with the execution of this Agreement, Parent has delivered to the Company a guaranty (the "Guarantee"), dated the date hereof, of the Guarantor, guaranteeing the obligations of Parent. The Guarantee is valid and in full force and effect and constitutes the valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

        SECTION 4.12    No Additional Representations.    Except for the representations and warranties expressly set forth in Article III (as modified by the Company Disclosure Letter), each of Parent and Merger Sub (a) specifically acknowledges and agrees that neither the Company nor any of its Affiliates, Representatives or shareholders nor any other Person makes, or has made, any other express or implied representation or warranty whatsoever (whether at law (including at common law or by statute) or in equity), including with respect to the Company or the Company Subsidiaries or any of the Company's or the Company's Subsidiaries respective businesses, assets, employees, Permits, liabilities, operations, prospects, condition (financial or otherwise) or any Company Projection, and hereby expressly waives and relinquishes any and all rights, Claims or causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) based on, arising out of or relating to any such other representation or warranty or any Company Projection, (b) specifically acknowledges and agrees to the Company's express disclaimer and negation of any such other representation or warranty or any Company Projection and of all liability and responsibility for any such other representation or warranty or any Company Projection and (c) expressly waives and relinquishes any and all rights, Claims and causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) against (i) the Company in connection with accuracy, completeness or materiality of any Company Projection and (ii) any Affiliate of the Company or any of the Company's or any such Affiliate's respective Representatives or shareholders or any other Person, and hereby specifically acknowledges and agrees that such Persons shall have no liability or obligations, based on, arising out of or relating to this Agreement or the negotiation, execution, performance or subject matter hereof, including (1) for any alleged nondisclosure or misrepresentations made by any such Person or (2) in connection with accuracy, completeness or materiality of any Company Projection. Each of Parent and Merger Sub acknowledges and agrees that (A) it has conducted to its satisfaction its own independent investigation of the transactions contemplated hereby (including with respect to the Company and the Company Subsidiaries and their respective businesses, operations, assets and liabilities) and, in making its determination to enter into this Agreement and proceed with the transactions contemplated hereby, has relied solely on the results of such independent investigation and the representations and warranties of the Company expressly set forth in Article III (as modified by the Company Disclosure Letter), and (B) except for the representations and warranties of the Company expressly set forth in Article III (as modified by the Company Disclosure Letter), it has not relied on, or been induced by, any representation, warranty or other statement of or by the Company or any of its Affiliates, Representatives or shareholders or any other Person, including any Company Projection or with respect to the Company or the Company Subsidiaries or any of the Company's or the Company's Subsidiaries respective businesses, assets, employees, Permits, liabilities, operations, prospects or condition (financial or otherwise) or any Company Projection, in determining to enter into this Agreement and proceed with the transactions contemplated hereby.

ARTICLE V

COVENANTS RELATING TO CONDUCT OF BUSINESS

        SECTION 5.01    Conduct of Business.

        (a)    Conduct of Business by the Company.     Except for matters set forth in Section 5.01 of the Company Disclosure Letter or otherwise contemplated or required by this Agreement, or as required by a Governmental Entity (including pursuant to a Judgment issued by the FERC, the FCC or any State Commission) or by applicable Law, or as contemplated by the Proceedings, or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from the date of this Agreement until the Effective Time, the Company shall use commercially reasonable efforts to, and to cause each Company Subsidiary to, (x) conduct its business in the ordinary course of business in all material respects and (y) to the extent consistent with the foregoing clause (x), preserve intact, in all material respects, its business organization and existing relationships with Governmental Entities. In addition, and without limiting the generality of the foregoing, except as set forth in the Company Disclosure Letter or otherwise contemplated or required by this Agreement, or as required by a Governmental Entity (including pursuant to a Judgment issued by the FERC, the FCC or any State Commission) or by applicable Law, or as contemplated by the Proceedings, or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from the date of this Agreement until the Effective Time, the Company shall not, and shall not permit any Company Subsidiary to, do any of the following:

            (i)  declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property or any combination thereof) in respect of, any of its capital stock, other equity interests or voting securities, except for (1) quarterly cash dividends payable by the Company or any Company Subsidiary in respect of shares of Company Common Stock on a schedule and in an amount per share of Company Common Stock consistent with the Company's past practices but without increase in the amount per share, (2) dividends and distributions by a direct or indirect Company Subsidiary to its parent and (3) a "stub period" dividend to holders of record of Company Common Stock as of immediately prior to the Effective Time equal to the product of (A) the number of days from the record date for payment of the last quarterly dividend paid by the Company prior to the Effective Time, multiplied by (B) a daily dividend rate determined by dividing the amount of the last quarterly dividend prior to the Effective Time by ninety-one (91);

           (ii)  amend any of its Organizational Documents (except for immaterial or ministerial amendments);

          (iii)  except as permitted by Section 5.01(a)(v) or for transactions among the Company and the Company Subsidiaries or among the Company Subsidiaries, split, combine, consolidate, subdivide or reclassify any of its capital stock, other equity interests or voting securities, or securities convertible into or exchangeable or exercisable for capital stock or other equity interests or voting securities, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock, other equity interests or voting securities;

          (iv)  repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any capital stock or voting securities of, or equity interests in, the Company or any Company Subsidiary or any securities of the Company or any Company Subsidiary convertible into or exchangeable or exercisable for capital stock or voting securities of, or equity interests in, the Company or any Company Subsidiary, or any warrants, calls, options or other rights to acquire any such capital stock, securities or interests, except for (1) the acquisition by the Company of shares of Company Common Stock in the open market to satisfy its obligations under all Company Benefit Plans or under the Company's dividend reinvestment and direct stock purchase plan (the

  "Company DRIP"), (2) the withholding of shares of Company Common Stock to satisfy Tax obligations with respect to awards granted pursuant to the Company Benefit Plans and (3) the acquisition by the Company of awards granted pursuant to the Company Benefit Plans in connection with the forfeiture of such awards;

           (v)  issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien any Equity Securities or Company Voting Debt, in each case, except for the issuance of (1) Equity Securities pursuant to the Company Benefit Plans as permitted by Section 5.01(a)(vi), (2) shares of Company Common Stock pursuant to Director Stock Units, Time-Vested Restricted Stock Awards and Performance-Based Restricted Stock Awards outstanding on the date of this Agreement and in accordance with their terms on the date of this Agreement or granted after the date of this Agreement pursuant to the foregoing clause (1), or (3) shares of Company Common Stock under the Company DRIP;

          (vi)  (1) grant to any Company Personnel any increase in compensation or benefits except in the ordinary course of business and consistent with past practices, (2) grant to Company Personnel increases, in the aggregate, in change-in-control, severance, retention or termination pay, (3) enter into or amend any change-in-control, severance, retention or termination agreement with any Company Personnel, except in order to effect changes permitted by clause (2) of this Section 5.01(a)(vi), (4) establish, adopt, enter into, amend in any material respect or terminate any Company Union Contract or Company Benefit Plan or Company Benefit Agreement (or any plan or agreement that would be a Company Union Contract, Company Benefit Plan or Company Benefit Agreement if in existence on the date hereof), in each case, except in the ordinary course of business consistent with past practices or (5) take any action to accelerate the time of vesting, funding or payment of any compensation or benefits under any Company Benefit Plan or Company Benefit Agreement, except in the case of the foregoing clauses (1) through (5) for actions required pursuant to the terms of any Company Benefit Plan or Company Benefit Agreement existing on the date hereof, or as required by the terms and conditions of this Agreement;

         (vii)  make any material change in financial accounting methods, principles or practices, except to the extent as may have been required by a change in applicable Law or GAAP or by any Governmental Entity (including the SEC or the Public Company Accounting Oversight Board);

        (viii)  make any acquisition or disposition of a material asset or business (including by merger, consolidation or acquisition of stock or assets), except for (1) any acquisition or disposition for consideration that is individually not in excess of $5,000,000 and in the aggregate not in excess of $20,000,000 or (2) any disposition of obsolete or worn-out equipment in the ordinary course of business;

          (ix)  incur any Indebtedness, except for (1) Indebtedness incurred in the ordinary course of business, (2) as reasonably necessary to finance any capital expenditures permitted under Section 5.01(a)(x), (3) Indebtedness in replacement of existing Indebtedness, (4) guarantees by the Company of existing Indebtedness of any wholly owned Company Subsidiary, (5) guarantees and other credit support by the Company of obligations of any Company Subsidiary in the ordinary course of business consistent with past practice, (6) borrowings under existing revolving credit facilities (or replacements thereof on comparable terms) or existing commercial paper programs in the ordinary course of business or (7) Indebtedness in amounts necessary to maintain the capital structure of the Company Subsidiaries, as authorized by the State Commissions, and to maintain the present capital structure of the Company consistent with past practice in all material respects;

           (x)  make, or agree or commit to make, any capital expenditure, except for capital expenditures (1) in the ordinary course of business, (2) in accordance with the capital plan set forth in Section 5.01(a)(x) of the Company Disclosure Letter, plus a 10% aggregate variance or (3) with respect to any capital expenditure not addressed by the foregoing clauses (1) or (2), not to exceed $15,000,000 in any twelve (12) month period;

          (xi)  (1) modify or amend in any material respect, or terminate or waive any material right under, any Filed Company Contract (except for (A) any modification, amendment, termination or waiver in the ordinary course of business or (B) a termination without material penalty to the Company or the appropriate Company Subsidiary) or (2) without limiting Parent's obligations under Section 6.03, enter into any Contract that, from and after the Closing, purports to bind Parent or any of its Affiliates (other than the Company and the Company Subsidiaries);

         (xii)  make or change any material Tax election, change any material method of Tax accounting, settle or compromise any material Tax liability or refund or amend any material Tax Return, in each case, except as may be required by a change in applicable Law or GAAP or by any Governmental Entity;

        (xiii)  waive, release, assign, settle or compromise any material Claim against the Company or any Company Subsidiary, except for (1) waivers, releases, assignments, settlements or compromises in the ordinary course of business or (2) waivers, releases, assignments, settlements or compromises that (A) with respect to the payment of monetary damages, the amount of monetary damages to be paid by the Company or the Company Subsidiaries does not exceed (I) the amount with respect thereto reflected on the Company Financial Statements (including the notes thereto) or (II) $10,000,000, in the aggregate, in excess of the proceeds received or to be received from any insurance policies in connection with such payment or (B) with respect to any nonmonetary terms and conditions thereof, would not have or would not reasonably be expected to have, individually or in the aggregate, a material effect on the continuing operations of the Company and the Company Subsidiaries (taken as a whole); or

        (xiv)  enter into any Contract to do any of the foregoing.

        (b)    Emergencies.     Notwithstanding anything to the contrary herein, the Company may, and may cause any Company Subsidiary to, take reasonable actions in compliance with applicable Law (i) with respect to any operational emergencies (including any restoration measures in response to any hurricane, tornado, ice storm, tsunami, flood, earthquake or other natural disaster or weather-related event, circumstance or development), equipment failures, outages or an immediate and material threat to the health or safety of natural Persons or (ii) as the Company deems prudent based on Good Utility Practice.

        (c)    No Control of the Company's Business.     Parent acknowledges and agrees that (i) nothing contained herein is intended to give Parent, directly or indirectly, the right to control or direct the operations of the Company or any Company Subsidiary prior to the Effective Time and (ii) prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and the Company Subsidiaries' respective operations.

        (d)    Advice of Changes.     Each of Parent and the Company shall promptly advise the other orally and in writing of any change or event that would prevent any of the conditions precedent described in Article VII from being satisfied.

        SECTION 5.02    Proceedings.     Between the date of this Agreement and the Closing, the Company and the Company Subsidiaries may (a) pursue the rate cases and other proceedings set forth in Section 5.02 of the Company Disclosure Letter, (b) initiate and pursue other rate cases and proceedings with Governmental Entities; provided that the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned) shall be required to the extent any such other rate case or proceeding would reasonably be expected to result in an outcome that would be materially adverse to the Company and the Company Subsidiaries, taking into account the requests made by the Company and the Company subsidiaries in such rate case or proceeding and the resolution of similar recent rate cases or proceedings by the Company and the Company Subsidiaries, (c) initiate any other proceeding with Governmental Entities in the ordinary course of business (the foregoing clauses (a), (b) and (c), collectively, the "Proceedings") and (d) notwithstanding anything to the contrary herein, initiate any other proceedings with Governmental Entities or take any other action contemplated by or described in any filings or other submissions filed or submitted in connection with the Proceedings prior to the date of this Agreement. Notwithstanding the foregoing, (1) except as set forth in clause (2) of this sentence, without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned), the Company and the Company Subsidiaries will not enter into any settlement or stipulation in respect of any Proceeding if such settlement or stipulation would result in an outcome that would be materially adverse to the Company and the Company Subsidiaries, taking into account the requests made by the Company and the Company subsidiaries in the Proceeding and the resolution of similar recent proceedings by the Company and the Company Subsidiaries and (2) nothing herein or elsewhere in this Agreement shall prohibit the Company from initiating, continuing to pursue, settling or entering into any stipulation with respect to any (i) fuel adjustment filing, rate case or other proceeding, (ii) purchased gas adjustment filing, rate case or other proceeding, (iii) FERC formula rate filing, rate case or other proceeding or (iv) filing, rate case or other proceeding with the State Commissions in the States of Arkansas, Kansas or Oklahoma.

        SECTION 5.03    No Solicitation by the Company; Company Board Recommendation.

        (a)   The Company shall not, shall cause its Affiliates not to, and shall use reasonable efforts to cause its and their respective officers, directors, principals, partners, managers, members, attorneys, accountants, agents, employees, consultants, financial advisors or other authorized representatives (collectively, "Representatives") not to, (i) directly or indirectly solicit, initiate or knowingly encourage, induce or facilitate any Company Takeover Proposal or any inquiry or proposal that would reasonably be expected to lead to a Company Takeover Proposal, in each case, except for this Agreement and the transactions contemplated hereby, or (ii) directly or indirectly participate in any discussions or negotiations with any Person (except for the Company's Affiliates and its and their respective Representatives or Parent and Parent's Affiliates and its and their respective Representatives) regarding, or furnish to any such Person, any nonpublic information with respect to, or cooperate in any way with any such Person with respect to, any Company Takeover Proposal or any inquiry or proposal that would reasonably be expected to lead to a Company Takeover Proposal. The Company shall, and shall cause its Affiliates and its and their respective Representatives to, immediately cease and cause to be terminated all existing discussions or negotiations with any Person (except for the Company's Affiliates and its and their respective Representatives or Parent and Parent's Affiliates and its and their respective Representatives) conducted heretofore with respect to any Company Takeover Proposal, request the prompt return or destruction of all confidential information previously furnished and immediately terminate all physical and electronic data room access previously granted to any such Person or its Representatives. Notwithstanding anything to the contrary herein, at any time prior to obtaining the Company Shareholder Approval, in response to the receipt of a bona fide written Company Takeover Proposal made after the date of this Agreement that does not result from a breach (other than an immaterial breach) of this Section 5.03(a) by the Company and that the Company Board determines in good faith (after consultation with outside legal counsel and a financial advisor) constitutes or could reasonably be expected to lead to a Superior Company Proposal, the Company and its Representatives may (1) furnish information with respect to the Company and the Company Subsidiaries to the Person making such Company Takeover Proposal (and its Representatives) (provided that all such information has previously been provided to Parent or is provided to Parent prior to or substantially concurrently with the provision of such information to such Person) pursuant to a customary confidentiality agreement no less restrictive, in the aggregate, than the Confidentiality Agreement and (2) participate in discussions regarding the terms of such Company Takeover Proposal, including terms of a Company Acquisition Agreement with respect thereto, and the negotiation of such terms with the Person making such Company Takeover Proposal (and such Person's Representatives). Notwithstanding anything to the contrary herein, the Company may grant a waiver, amendment or release under any confidentiality or standstill agreement to the extent necessary to allow a confidential Company Takeover Proposal to be made to the Company or the Company Board so long as the Company promptly notifies Parent thereof after granting any such waiver, amendment or release.

        (b)   Except as set forth in Section 5.03(a), Section 5.03(c) and Section 5.03(e), neither the Company Board nor any committee thereof shall (i) withdraw, change, qualify, withhold or modify in any manner adverse to Parent, or propose publicly to withdraw, change, qualify, withhold or modify in any manner adverse to Parent, the Company Board Recommendation, (ii) adopt, approve or recommend, or propose publicly to adopt, approve or recommend, any Company Takeover Proposal, (iii) fail to include in the Proxy Statement the Company Board Recommendation or (iv) take any formal action or make any recommendation or public statement in connection with a tender offer or exchange offer (except for a recommendation against such offer or a customary "stop, look and listen" communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) (any action in the foregoing clauses (i)-(iv) being referred to as a "Company Adverse Recommendation Change"). Except as set forth in Section 5.03(a), Section 5.03(c) and Section 5.03(e), neither the Company Board nor any committee thereof shall authorize, permit, approve or recommend, or propose publicly to authorize, permit, approve or recommend, or allow the Company or any of its Affiliates to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, agreement or commitment constituting, or that would reasonably be expected to lead to, any Company Takeover Proposal, or requiring, or that would reasonably be expected to cause, the Company to abandon or terminate this Agreement (a "Company Acquisition Agreement").

        (c)   Notwithstanding anything to the contrary herein, at any time prior to obtaining the Company Shareholder Approval, the Company Board may make a Company Adverse Recommendation Change if (i) a Company Intervening Event has occurred or (ii) the Company has received a Superior Company Proposal that does not result from a breach (other than an immaterial breach) of Section 5.03(a) by the Company and, in each case, if the Company Board determines in good faith (after consultation with outside legal counsel) that the failure to effect a Company Adverse Recommendation Change as a result of the occurrence of such Company Intervening Event or in response to the receipt of such Superior Company Proposal, as the case may be, would reasonably likely be inconsistent with the Company Board's fiduciary duties under applicable Law; provided, however, that the Company Board shall not make such Company Adverse Recommendation Change unless (1) the Company Board has provided prior written notice to Parent (a "Recommendation Change Notice") that it is prepared to effect a Company Adverse Recommendation Change in response to the occurrence of a Company Intervening Event or the receipt of a Superior Company Proposal, which notice shall, in the case of a Company Adverse Recommendation Change in response to the receipt of a Superior Company Proposal, at the Company's option, either attach the most current draft of any Company Acquisition Agreement with respect to such Superior Company Proposal or include a summary of the material terms and conditions of such Superior Company Proposal (including the identity of the Person making such Superior Company Proposal), (2) if requested by Parent, during the three (3) Business Day period after delivery of the Recommendation Change Notice, the Company and its Representatives negotiate in good faith with Parent and its Representatives regarding any revisions to this Agreement and (3) at the end of such three (3) Business Day period and taking into account any changes to the terms of this Agreement committed to in writing by Parent (it being understood and agreed that if there has been any subsequent amendment to any material term of such Superior Company Proposal, the Company Board shall provide a new Recommendation Change Notice and an additional three (3) Business Day period from the date of such notice shall apply), the Company Board determines in good faith (after consultation with outside legal counsel) that the failure to make such a Company Adverse Recommendation Change would reasonably likely be inconsistent with its fiduciary duties under applicable Law.

        (d)   The Company shall promptly (and in any event no later than the later of (i) twenty-four (24) hours or (ii) 5 p.m. New York City time on the next Business Day) advise Parent orally and in writing of any Company Takeover Proposal and the material terms and conditions of any such Company Takeover Proposal (including the identity of the Person making such Company Takeover Proposal). The Company shall keep Parent reasonably informed in all material respects on a reasonably current basis of the material terms and status (including any change to the terms thereof) of any Company Takeover Proposal.

        (e)   Nothing contained in this Section 5.03 shall prohibit the Company from (i) complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act or (ii) making any disclosure to the shareholders of the Company if, in the good-faith judgment of the Company Board (after consultation with outside legal counsel) failure to so disclose would reasonably likely be inconsistent with its obligations under applicable Law.

        (f)    For purposes of this Agreement:

            (i)  "Company Takeover Proposal" means any proposal or offer (whether or not in writing), with respect to any (1) merger, consolidation, share exchange, other business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company, (2) sale, lease, contribution or other disposition, directly or indirectly (including by way of merger, consolidation, share exchange, other business combination, partnership, joint venture, sale of capital stock of or other equity interests in a Company Subsidiary or otherwise) of any business or assets of the Company or the Company Subsidiaries representing 20% or more of the consolidated revenues, net income or assets of the Company and the Company Subsidiaries, taken as a whole, (3) issuance, sale or other disposition, directly or indirectly, to any Person (or the shareholders of any Person) or group of securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) representing 20% or more of the voting power of the Company, (4) transaction (including any tender offer or exchange offer) in which any Person (or the shareholders of any Person) would acquire (in the case of a tender offer or exchange offer, if consummated), directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, 20% or more of any class of capital stock of the Company or (5) any combination of the foregoing.

           (ii)  "Superior Company Proposal" means a bona fide written Company Takeover Proposal (provided that for purposes of this definition, the applicable percentage in the definition of Company Takeover Proposal shall be "more than 50%" rather than "20% or more"), which the Company Board determines in good faith, after consultation with outside legal counsel and a financial advisor, and taking into account the legal, financial, regulatory and other aspects of such Company Takeover Proposal and such other factors that are deemed relevant by the Company Board, is more favorable to the holders of Company Common Stock than the transactions contemplated by this Agreement (after taking into account any proposed revisions to the terms of this Agreement that are committed to in writing by Parent (including pursuant to Section 5.03(c)).

          (iii)  "Company Intervening Event" means any material fact, circumstance, effect, change, event or development that (1) is unknown to or by the Company Board as of the date hereof (or if known, the magnitude or material consequences of which were not known or understood by the Company Board as of the date of this Agreement) and (2) becomes known to or by the Company Board prior to obtaining the Company Shareholder Approval; provided, however, that neither a Company Takeover Proposal nor or any matter relating thereto or consequence thereof shall constitute a Company Intervening Event.

        SECTION 5.04    Financing.

        (a)   Parent shall, and shall cause its Affiliates to, take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to consummate the Financing, or any Substitute Financing, as promptly as possible following the date of this Agreement (and, in any event, no later than the Closing Date), including (i) (1) maintaining in effect the Debt Letters and complying with all of their respective obligations thereunder and (2) negotiating, entering into and delivering definitive agreements with respect to the Financing reflecting the terms contained in the Debt Letters (or with other terms agreed by Parent or its Affiliates and the Financing Parties, subject to the restrictions on amendments of the Debt Letters set forth below), so that such agreements are in effect no later than the Closing, and (ii) satisfying on a timely basis all the conditions to the Financing and the definitive agreements related thereto that are applicable to Parent and its Affiliates.

        (b)   In the event that all conditions set forth in Sections 7.01 and 7.03 have been satisfied or waived or, upon funding shall be satisfied or waived, Parent and its Affiliates shall cause the Persons providing the Financing (the "Financing Parties") to fund on the Closing Date the Financing, to the extent the proceeds thereof are required to consummate the Merger and the other transactions contemplated hereby, and shall enforce its rights under the Debt Letters (including in the event of any breach or purported breach thereof and including by taking enforcement action to cause such lenders and the other Financing Parties to fund such Financing). Parent shall not, and shall cause its Affiliates not to, take or refrain from taking, directly or indirectly, any action that would reasonably be expected to result in a failure of any of the conditions contained in the Debt Letters or in any definitive agreement related to the Financing. Parent shall not, and shall cause its Affiliates not to, object to the utilization of any "market flex" provisions by any Financing Party.

        (c)   Parent shall keep the Company reasonably informed on a current and timely basis of the status of the efforts of Parent or its Affiliates to obtain the Financing and to satisfy the conditions thereof, including advising and updating the Company, in a reasonable level of detail, with respect to status, proposed closing date and material terms of the definitive documentation related to the Financing, providing copies of then current drafts of the credit agreement and other primary definitive documents and giving the Company prompt notice of any material change (adverse or otherwise) with respect to the Financing. Without limiting the foregoing, Parent shall notify the Company promptly (and in any event within one (1) Business Day) if at any time prior to the Closing Date:

            (i)  any Debt Letter expires or is terminated for any reason (or if any Person attempts or purports to terminate or repudiate any Debt Letter, whether or not such attempted or purported termination or repudiation is valid);

           (ii)  Parent or any of its Affiliates obtains knowledge of any breach or default or any threatened breach or default (or any event or circumstance that, with or without due notice, lapse of time or both, would reasonably be expected to give rise to any breach or default) by any party to any Debt Letter or any definitive document related to the Financing of any provisions of the Debt Letters or any definitive document related to the Financing;

          (iii)  Parent or any of its Affiliates receives any communication (written or oral) from any Person with respect to any (1) actual, potential or threatened breach, default, termination or repudiation by any party to the Debt Letters or any definitive document related to the Financing of any provisions of the Debt Letters or any definitive document related to the Financing or (2) dispute or disagreement between or among any parties to the Debt Letters;

          (iv)  any Financing Party refuses to provide or expresses (orally or in writing) an intent to refuse to provide all or any portion of the Financing contemplated by the Debt Letters on the terms set forth therein (or expresses (orally or in writing) that such Person does not intend to enter into all or any portion of definitive documentation related to the Financing or to consummate the transactions contemplated thereby); or

           (v)  there occurs any event or development that could reasonably be expected to adversely impact the ability of Parent or any of its Affiliates to obtain all, or any portion of, the Financing contemplated by the Debt Letters on the terms and conditions, in the manner or from the sources contemplated by any of the Debt Letters or the definitive documents related to the Financing or if at any time for any other reason Parent no longer believes in good faith that it will be able to obtain all or any portion of the Financing on the terms and conditions, in the manner or from the sources contemplated by any of the Debt Letters or the definitive documents related to the Financing.

        (d)   As soon as reasonably practicable (but in any event within two (2) Business Days after the date the Company delivers to Parent a written request therefor), Parent shall provide any information reasonably requested by the Company relating to any circumstance referred to in Section 5.04(c)(i)-(v) of the immediately preceding sentence.

        (e)   Parent or its Affiliates may amend, modify, terminate, assign or agree to any waiver under the Debt Letters (including to add lenders, arrangers, agents, bookrunners, managers and other financing sources) without the prior written approval of the Company; provided that Parent shall not, and shall cause its Affiliates not to, without Company's prior written consent, permit any such amendment, modification, assignment, termination or waiver to be made to, or consent to any waiver of, any provision of or remedy under the Debt Letters which would (1) reduce the aggregate amount of the Financing (including by increasing the amount of fees to be paid or original issue discount), (2) impose new or additional conditions to the Financing or otherwise expand or render more burdensome to Parent or its Affiliates any of the conditions to the Financing or (3) otherwise expand, amend, modify or waive any provision of the Debt Letters in a manner that in any such case would reasonably be expected to (A) delay or make less likely the funding of the Financing (or satisfaction of the conditions to the Financing) on the Closing Date, (B) adversely impact the ability of Parent or its Affiliates to enforce its rights against the Financing Parties or any other parties to the Debt Letters or the definitive agreements with respect thereto or (C) adversely affect the ability of Parent to timely consummate the Merger and the other transactions contemplated hereby. In the event that new debt or equity commitment letters or fee letters are entered into in accordance with any amendment, replacement, supplement or other modification of the Debt Letters permitted pursuant to this Section 5.04(e), such new commitment letters or fee letters shall be deemed to be a part of the "Financing" and deemed to be the "Debt Letters" for all purposes of this Agreement. Parent shall promptly deliver to the Company copies of any termination, amendment, modification, waiver or replacement of the Debt Letters.

        (f)    If funds in the amounts set forth in the Debt Letters, or any portion thereof, become unavailable, Parent shall, and shall cause its Affiliates, as promptly as practicable following the occurrence of such event to (i) notify the Company in writing thereof, (ii) obtain substitute financing sufficient to enable Parent to consummate the Merger and the other transactions contemplated hereby in accordance with its terms (the "Substitute Financing") and (iii) obtain a new financing commitment letter that provides for such Substitute Financing and, promptly after execution thereof, deliver to the Company true, complete and correct copies of the new commitment letter and the related fee letters (in redacted form reasonably satisfactory to the Persons providing such Substitute Financing removing only the fee amounts, pricing caps, the rates and amounts included in the "market flex") and related definitive financing documents with respect to such Substitute Financing; provided, however, that any such Substitute Financing shall not, without the prior written consent of the Company, (1) reduce the aggregate amount of the Financing (including by increasing the amount of fees to be paid or original issue discount), (2) impose new or additional conditions to the Financing or otherwise expand or render more burdensome to Parent or its Affiliates any of the conditions to the Financing or

(3) otherwise expand, amend, modify or waive any provision of the Debt Letters in a manner that in any such case would reasonably be expected to (A) delay or make less likely the funding of the Financing (or satisfaction of the conditions to the Financing) on the Closing Date, (B) adversely impact the ability of Parent or its Affiliates to enforce its rights against the Financing Parties or any other parties to the Debt Letters or the definitive agreements with respect thereto or (C) adversely affect the ability of Parent to timely consummate the Merger and the other transactions contemplated hereby. Upon obtaining any commitment for any such Substitute Financing, such financing shall be deemed to be a part of the "Financing" and any commitment letter for such Substitute Financing shall be deemed the "Debt Letters" for all purposes of this Agreement.

        (g)   Parent shall pay, or cause to be paid, as the same shall become due and payable, all fees and other amounts that become due and payable under the Debt Letters.

        (h)   Notwithstanding anything contained in this Agreement to the contrary, Parent and Merger Sub expressly acknowledge and agree that neither Parent's nor Merger Sub's obligations hereunder are conditioned in any manner upon Parent or Merger Sub obtaining the Financing, any Substitute Financing or any other financing.

        SECTION 5.05    Financing Cooperation.

        (a)   From the date hereof until the Closing (or the earlier termination of this Agreement pursuant to Section 8.01), subject to the limitations set forth in this Section 5.05, and unless otherwise agreed by Parent, the Company will use its reasonable best efforts to cooperate with Parent and its Affiliates as reasonably requested by Parent in connection with Parent's arrangement of the Financing (which, solely for purposes of this Section 5.05, shall include any alternative equity or debt capital markets financings contemplated by the Debt Letters). Such cooperation will include using reasonable best efforts to:

            (i)  make appropriate officers reasonably available, with appropriate advance notice, for participation in bank meetings, due diligence sessions, meetings with ratings agencies and road shows, reasonable assistance in the preparation of confidential information memoranda, private placement memoranda, prospectuses, presentations and similar documents as may be reasonably requested by Parent or any Financing Party, in each case, with respect to information relating to the Company and its Subsidiaries in connection with customary marketing efforts of Parent and its Affiliates for all or any portion of the Financing;

           (ii)  furnish Parent and the Financing Parties with copies of such financial data with respect to the Company and its Subsidiaries which is prepared by the Company in the ordinary course of business or can be prepared by the Company without undue burden (with any cost thereof to be promptly reimbursed by Parent) as is reasonably requested by Parent or any Financing Party and is customarily required for the arrangement and syndication of financings similar to the Financing committed pursuant to the Debt Letters, including such information necessary to allow Parent to prepare pro forma financial statements in accordance with Article 11 of Regulation S-X under the Securities Act of 1933, as amended, and identify any such financial information as suitable for distribution to "public side" lenders;

          (iii)  request that the Company's independent accountants participate in drafting sessions and accounting due diligence sessions and cooperate with the Financing (including as set forth in the Debt Letters as in effect on the date of this Agreement) or in connection with a customary offering of securities, including the type described in the Commitment Letter, consistent with their customary practice, including requesting that they provide customary consents and comfort letters (including "negative assurance" comfort), including in respect of historical financial statements of the Company, to the extent required in connection with the marketing and syndication of Financing (including as set forth in the Debt Letters as in effect on the date of this Agreement) or as are customarily required in an underwritten offering of securities of the type described in the Debt Letters, or as may otherwise be required pursuant to applicable Law or the rules or regulations of any national securities exchange in connection with the Merger or any alternative financing therefor, and provide customary management letters in connection with the foregoing;

          (iv)  furnish to legal counsel of Parent and to legal counsel of any Financing Party such information as may be reasonably requested by such counsel in connection with any legal opinion that such counsel may be required to deliver in connection with such Financing; and

           (v)  furnish Parent and the Financing Parties, within five (5) Business Days following written request, such documentation and other information as any Financing Party may reasonably determine is required by regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

provided, further, that nothing in this Agreement shall require the Company to cause the delivery of (1) legal opinions or reliance letters or any certificate as to solvency or any other certificate necessary for the Financing, other than as provided by Section 5.05(a)(iii), (2) any financial information for any period, including any audited financial information or any financial information prepared in accordance with Regulation S-K or Regulation S-X under the Securities Act of 1933, as amended, in any case in a form not customarily prepared by the Company with respect to such period, other than as provided by Section 5.05(a)(ii) or (3) any financial information with respect to a month or fiscal period that has not yet ended or has ended less than 40 days (or, in the case of a fiscal year, 60 days) prior to the date of such request.

        (b)   Notwithstanding anything to the contrary contained in this Agreement (including this Section 5.05): (i) nothing in this Agreement (including this Section 5.05) shall require any such cooperation to the extent that it would (1) require the Company to pay any commitment or other fees, reimburse any expenses or otherwise incur any liabilities or give any indemnities prior to the Closing, (2) unreasonably interfere with the ongoing business or operations of the Company or the Company Subsidiaries, (3) require the Company or any of the Company Subsidiaries to enter into or approve any agreement or other documentation effective prior to the Closing or agree to any change or modification of any existing agreement or other documentation that would be effective prior to the Closing or (4) require the Company, any of the Company Subsidiaries or any of their respective boards of directors (or equivalent bodies) to approve or authorize the Financing, and (ii) no action, liability or obligation (including any obligation to pay any commitment or other fees or reimburse any expenses) of the Company, its Subsidiaries, or any of their respective Representatives under any certificate, agreement, arrangement, document or instrument relating to the Financing shall be effective until the Closing.

        (c)   Parent shall (i) promptly upon request by the Company, reimburse the Company for all of its fees and expenses (including fees and expenses of counsel and accountants) incurred by the Company, any of the Company Subsidiaries, any of its or their Representatives in connection with any cooperation contemplated by this Section 5.05 and (ii)  indemnify and hold harmless the Company, the Company Subsidiaries and its and their Representatives against any claim, loss, damage, injury, liability, judgment, award, penalty, fine, Tax, cost (including cost of investigation), expense (including fees and expenses of counsel and accountants) or settlement payment incurred as a result of, or in connection with, such cooperation or the Financing and any information used in connection therewith.

ARTICLE VI

ADDITIONAL AGREEMENTS

        SECTION 6.01    Preparation of the Proxy Statement; Company Shareholders Meeting.

        (a)   The Company shall use its reasonable best efforts to prepare and cause to be filed with the SEC no later than sixty (60) days following the date hereof, except to the extent of any delay caused by Parent, a proxy statement to be mailed to the shareholders of the Company relating to the Company Shareholders Meeting (together with any amendments or supplements thereto, the "Proxy Statement") in preliminary form. Each of Parent and Merger Sub shall furnish all information concerning itself and its Affiliates to the Company, and provide such other assistance, as may be reasonably requested by the

Company or the Company's outside legal counsel in connection with the preparation, filing and distribution of the Proxy Statement.

        (b)   The Company agrees that (i) none of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the Company's shareholders or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading and (ii) except with respect to any information supplied to the Company by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement, the Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder. Parent and Merger Sub agree that none of the information supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the Company's shareholders or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

        (c)   The Company shall promptly notify Parent after the receipt of any comments from the SEC with respect to, or any request from the SEC for amendments or supplements to, the Proxy Statement and shall provide Parent with copies of all correspondence between it and its Affiliates and Representatives, on the one hand, and the SEC, on the other hand, and:

            (i)  each of the Company and Parent shall use its reasonable best efforts (1) to respond as promptly as reasonably practicable to any comment from the SEC with respect to, or any request from the SEC for amendments or supplements to, the Proxy Statement and (2) to have the SEC advise the Company as promptly as reasonably practicable that the SEC has no further comments on the Proxy Statement;

           (ii)  the Company shall file the Proxy Statement in definitive form with the SEC and cause such definitive Proxy Statement to be mailed to the shareholders of the Company as promptly as reasonably practicable after the SEC advises the Company that the SEC has no further comments on the Proxy Statement; and

          (iii)  unless the Company Board has made a Company Adverse Recommendation Change, the Company shall include the Company Board Recommendation in the preliminary and definitive Proxy Statements.

        Notwithstanding anything to the contrary herein, prior to filing the Proxy Statement in preliminary form with the SEC, responding to any comment from the SEC with respect to, or any request from the SEC for amendments or supplements to, the Proxy Statement or mailing the Proxy Statement in definitive form to the shareholders of the Company, the Company shall provide Parent with an opportunity to review and comment on such document or response and consider in good faith any of Parent's comments thereon. Each Party shall use its reasonable best efforts to have the SEC advise the Company, as promptly as reasonably practicable after the filing of the preliminary Proxy Statement, that the SEC has no further comments on the Proxy Statement, and each of the Company and Parent shall also take any other action (except for qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under the Securities Act, the Exchange Act, any applicable foreign or state securities or "blue sky" Laws and the rules and regulations thereunder in connection with the Merger.

        (d)   If, prior to the Effective Time, any event occurs with respect to Parent or any Affiliate of Parent, or any change occurs with respect to other information supplied by Parent for inclusion in the Proxy Statement, that is required to be described in an amendment of, or a supplement to, the Proxy

Statement, Parent shall promptly notify the Company of such event, and Parent and the Company shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement so that either such document would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading, and, as required by Law, in disseminating the information contained in such amendment or supplement to the Company's shareholders. Nothing in this Section 6.01(d) shall limit the obligations of any Party under Section 6.01(a).

        (e)   If prior to the Effective Time, any event occurs with respect to the Company or any Company Subsidiary, or any change occurs with respect to other information supplied by the Company for inclusion in the Proxy Statement, that is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company shall promptly notify Parent of such event, and the Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement so that either such document would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading and, as required by Law, in disseminating the information contained in such amendment or supplement to the Company's shareholders. Nothing in this Section 6.01(e) shall limit the obligations of any Party under Section 6.01(a).

        (f)    The Company shall, as soon as practicable after the mailing of the definitive Proxy Statement to the shareholders of the Company, duly call, give notice of, convene and hold the Company Shareholders Meeting. Unless the Company Board has made a Company Adverse Recommendation Change, the Company shall use its reasonable best efforts to solicit and secure the Company Shareholder Approval as soon as practicable, including postponing or adjourning the Company Shareholders Meeting to allow additional solicitation of votes if necessary to obtain the Company Shareholder Approval.

        (g)   Parent shall be responsible for 100% of the fees, costs and expenses (except for the fees, costs and expenses of the Company's advisors), including any filings fees, associated with the preparation, filing and mailing of the Proxy Statement.

        SECTION 6.02    Access to Information; Confidentiality.

        (a)   Subject to applicable Law and the Confidentiality Agreement, the Company shall, and shall cause each of the Company Subsidiaries to, afford to Parent and its Representatives reasonable access (at Parent's sole cost and expense), during normal business hours and upon reasonable advance notice, during the period from the date of this Agreement until the earlier of the Effective Time or termination of this Agreement pursuant to Section 8.01, to the Company's material properties, books, contracts, commitments, personnel and records, and during such period, the Company shall, and shall cause the Company Subsidiaries to, make available promptly to Parent (i) to the extent not publicly available, a copy of each material Filing made by it during such period pursuant to the requirements of securities Laws or filed with or sent to the SEC, the FERC, the FCC, the State Commissions or any other Governmental Entity and (ii) all other material information concerning its business, properties and personnel as such Parent may reasonably request; provided, however, that the Company may withhold from Parent or its Representatives any document or information that the Company believes is subject to the terms of a confidentiality agreement with a third party (provided that the Company shall use its commercially reasonable efforts to obtain the required consent of such third party to disclose such document or information) or subject to any attorney—client privilege (provided that the Company shall use its commercially reasonable best efforts to allow the disclosure of such document or information (or as much of it as possible) in a manner that does not result in a loss of attorney—client privilege) or is competitively or commercially sensitive (as determined in the Company's reasonable discretion); provided, further, that Parent and its Representatives shall not have the right to collect any air, soil, surface water or ground water samples or perform any invasive or destructive air sampling on, under, at or from any of the properties owned, leased or operated by the Company or any Company Subsidiary. Except for incidents caused by the Company's or its Affiliate's intentional misconduct, Parent shall indemnify the Company and its Affiliates and Representatives from, and hold the Company and its Affiliates and Representatives harmless against, any and all Claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs, expenses, including attorneys' fees and disbursements, and the cost of enforcing this indemnity arising out of or resulting from any access provided pursuant to this Section 6.02(a).

        (b)   All documents and information exchanged pursuant to this Section 6.02 shall be subject to the confidentiality and standstill agreement, dated as of November 24, 2015, between the Company and Guarantor (the "Confidentiality Agreement"). If this Agreement is terminated pursuant to Section 8.01, the Confidentiality Agreement shall automatically be deemed to be amended and restated such that (i) Section 10 (Standstill) of the Confidentiality Agreement shall remain in effect for two (2) years after the date of such termination, as if the Parties had never entered into this Agreement, and (ii) the other provisions of the Confidentiality Agreement shall remain in effect for two (2) years after such termination, as if the Parties had never entered into this Agreement.

        SECTION 6.03    Further Actions; Regulatory Approvals; Required Actions.

        (a)   Subject to the terms and conditions of this Agreement, each of the Parties shall take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other Parties in doing, all things necessary to cause the conditions to the Closing set forth in Article VII to be satisfied as promptly as reasonably practicable or to effect the Closing as promptly as reasonably practicable, including (i) making all necessary Filings with Governmental Entities or third parties, (ii) obtaining the Required Consents and all other third-party Consents that are necessary, proper or advisable to consummate the Merger, (iii) obtaining the Required Statutory Approvals and all other Consents of Governmental Entities that are necessary, proper or advisable to consummate the Merger and (iv) executing and delivering any additional instruments that are necessary, proper or advisable to consummate the Merger. Parent shall be responsible for 100% of the fees, costs and expenses (except for the fees, costs and expenses of the Company's advisors), including any filing fees associated with any Filings or Consents contemplated by this Section 6.03.

        (b)   In connection with and without limiting the generality of Section 6.03(a), each of Parent and the Company shall:

            (i)  make or cause to be made, in consultation and cooperation with the other, (1) an appropriate filing of a Notification and Report Form pursuant to the HSR Act relating to the Merger, following the filing of all initial applications for, and at least six months prior to the reasonably expected date of receipt of, all Required Statutory Approvals, and (2) all draft and final filings required in connection with the CFIUS Approval in accordance with 31 C.F.R. Part 800 as promptly as practicable after the date of this Agreement;

           (ii)  as promptly as practicable after the date of this Agreement, make or cause to be made all necessary Filings to the FERC relating to the Merger;

          (iii)  as promptly as practicable after the date of this Agreement, make or cause to be made all necessary Filings with other Governmental Entities relating to the Merger, including any such Filings necessary to obtain any Required Statutory Approval;

          (iv)  furnish to the other all assistance, cooperation and information reasonably required for any such Filing and in order to achieve the effects set forth in this Section 6.03;

           (v)  unless prohibited by applicable Law or by a Governmental Entity, give the other reasonable prior notice of any such Filing and, to the extent reasonably practicable, of any communication with any Governmental Entity relating to the Merger (including with respect to any of the actions referred to in this Section 6.03(b)) and, to the extent reasonably practicable, permit the other to review and discuss in advance, and consider in good faith the views of, and secure the participation of, the other in connection with any such Filing or communication;

          (vi)  respond as promptly as practicable under the circumstances to any inquiries received from any Governmental Entity or any other authority enforcing applicable Antitrust Laws for additional information or documentation in connection with antitrust, competition or similar matters (including a "second request" under the HSR Act) and not extend any waiting period under the HSR Act or enter into any agreement with any such Governmental Entity or other authorities not to consummate the Merger, except with the prior written consent of the other Party;

         (vii)  provide any information requested by CFIUS or any other agency or branch of the U.S. government in connection with the CFIUS review or investigation of the transactions contemplated by this Agreement; and

        (viii)  unless prohibited by applicable Law or a Governmental Entity, to the extent commercially reasonably practicable, (1) not participate in or attend any formal meeting with any Governmental Entity in respect of the Merger without the other Party, (2) keep the other Party apprised with respect to any meeting or substantive conversation with any Governmental Entity in respect of the Merger, (3) cooperate in the filing of any substantive memoranda, white papers, filings, correspondence or other written communications explaining or defending this Agreement or the Merger, articulating any regulatory or competitive argument or responding to requests or objections made by any Governmental Entity and (4) furnish the other Party with copies of all substantive correspondence, Filings and communications (and memoranda setting forth the substance thereof) between it and its Affiliates and their respective Representatives on the one hand, and any Governmental Entity or members of any Governmental Entity's staff, on the other hand, with respect to this Agreement or the Merger; provided that the Parties shall be permitted to redact any correspondence, Filing or communication to the extent such correspondence, Filing or communication contains commercially sensitive information.

        (c)   Parent shall not, and shall cause its Affiliates not to, take any action, including acquiring any asset, property, business or Person (by way of merger, consolidation, share exchange, investment, other business combination, asset, stock or equity purchase, or otherwise), that could reasonably be expected to adversely affect obtaining or making any Consent or Filing contemplated by this Section 6.03 or the timely receipt thereof. In furtherance of and without limiting any of Parent's covenants and agreements under this Section 6.03, Parent shall use its reasonable best efforts to avoid or eliminate each and every impediment that may be asserted by a Governmental Entity pursuant to any Antitrust Law with respect to the Merger or in connection with granting any Required Statutory Approval so as to enable the Closing to occur as soon as reasonably possible; provided, however, that notwithstanding the foregoing or any other provision of this Agreement, Parent and its Affiliates shall not be obligated to, and Company shall not and shall cause the Company Subsidiaries not to, take any action or to agree or consent to or accept any terms, conditions, liabilities, obligations, commitments, sanctions or undertakings in connection with any Required Statutory Approval that, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of Liberty Utilities and its Subsidiaries (including for such purpose, the Company and its Subsidiaries), taken as a whole (a "Burdensome Effect"). Subject to the foregoing limitation, such reasonable best efforts shall include the following:

            (i)  defending through litigation on the merits, including appeals, any Claim asserted in any court or other proceeding by any Person, including any Governmental Entity, that seeks to or could prevent or prohibit or impede, interfere with or delay the consummation of the Closing;

           (ii)  proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of any assets or businesses of

  Parent or its Affiliates or the Company or the Company Subsidiaries, including entering into customary ancillary agreements on commercially reasonable terms relating to any such sale, divestiture, licensing or disposition;

          (iii)  agreeing to any limitation on the conduct of Parent or its Affiliates (including, after the Closing, the Surviving Corporation and the Company Subsidiaries);

          (iv)  not withdrawing and/or refiling any HSR Act submission, extending any waiting period or entering into any agreement or understanding with any Governmental Entity without consulting and obtaining written consent from the Company; and

           (v)  agreeing to take any other action as may be required by a Governmental Entity in order to effect each of the following: (1) obtaining all Required Statutory Approvals as soon as reasonably possible and in any event before the End Date, (2) avoiding the entry of, or having vacated, lifted, dissolved, reversed or overturned any Judgment, whether temporary, preliminary or permanent, that is in effect that prohibits, prevents or restricts consummation of, or impedes, interferes with or delays, the Closing and (3) effecting the expiration or termination of any waiting period, which would otherwise have the effect of preventing, prohibiting or restricting consummation of the Closing or impeding, interfering with or delaying the Closing.

        (d)   Parent shall promptly notify the Company and the Company shall notify Parent of any notice or other communication from any Person alleging that such Person's Consent is or may be required in connection with the Merger.

        SECTION 6.04    Transaction Litigation.     The Company shall promptly notify Parent of any shareholder litigation arising from this Agreement or the Merger that is brought against the Company or members of the Company Board ("Transaction Litigation"). The Company shall reasonably consult with Parent with respect to the defense or settlement of any Transaction Litigation and shall not settle any Transaction Litigation without Parent's consent (not to be unreasonably withheld, conditioned or delayed).

        SECTION 6.05    Section 16 Matters.     Prior to the Effective Time, the Company shall take all such steps as may be required to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) directly resulting from the Merger by each individual who will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        SECTION 6.06    Governance Matters.

        (a)   Parent shall cause the Surviving Corporation and its Utility Subsidiaries to maintain their combined headquarters in the location of such headquarters as of immediately prior to the Closing.

        (b)   Upon the Effective Time, the Joplin headquarters of the Company shall become the headquarters of Parent and, following the Effective Time, Parent will cause to be transitioned to Parent management responsibilities for the distribution utility operations of Parent's Affiliates in the surrounding geographic region (including Arkansas, Iowa, Illinois, Kansas, Missouri, Oklahoma and Texas), to establish the Joplin headquarters as a regional leadership hub in the broader organization of Parent and its utility Affiliates.

        (c)   Upon the Effective Time, Parent will take all necessary action (i) to cause to be appointed to the board of directors of Parent the current members of the Company's board of directors, and (ii) to cause the Chief Executive Officer of the Company to be appointed as the chief executive officer of Parent, with customary responsibility for the selection of the senior leadership team of Parent and its utility Subsidiaries.

        (d)   Following the Effective Time, Parent will cause the governance and nominating committee of the board of directors of Guarantor to consider current members of the Company's board of directors as candidates to fill vacancies on Guarantor's board of directors, including vacancies resulting from an expected expansion of Guarantor's board of directors.

        (e)   Parent shall cause the Surviving Corporation and the Company Subsidiaries to maintain and operate their respective businesses under the "Empire District" brand for a period of at least five (5) years following the Effective Time, provided that such use may also include "a Liberty Utilities company" or similar co-branding designation.

        (f)    From and after the Effective Time, Parent shall cause the Surviving Corporation and the Company Subsidiaries to maintain historic levels of community involvement and charitable contributions and support in the existing service territories of the Company and the Company Subsidiaries, including as set forth on Section 6.06(f) of the Company Disclosure Letter.

        SECTION 6.07    Public Announcements.     Except with respect to (a) a Company Adverse Recommendation Change or as otherwise permitted by Section 5.03(e), (b) any dispute between or among the Parties regarding this Agreement or the transactions contemplated hereby, and (c) a press release or other public statement that is consistent in all material respects with previous press releases, public disclosures or public statements made by a Party in accordance with this Agreement, including in investor conference calls, SEC Filings, Q&As or other publicly disclosed documents, in each case under this clause (c), to the extent such disclosure is still accurate, Parent and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other written public statement with respect to this Agreement or the Merger and shall not (and shall cause its respective Affiliates not to) issue any such press release or make any such written public statement prior to such consultation, except as such Party reasonably concludes may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system. The Company and Parent agree that the initial press release to be issued with respect to this Agreement or Merger shall be in the form agreed to by the Parties prior to the date hereof. Nothing in this Section 6.07 shall limit the ability of any Party to make internal announcements to its respective employees that are consistent in all material respects with the prior public disclosures regarding the transactions contemplated by this Agreement.

        SECTION 6.08    Fees, Costs and Expenses.     Except as provided otherwise in this Agreement, including Section 5.05(c), Section 6.01(g), Section 6.03(a), Section 9.15 and Article VIII, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fees, costs or expenses, whether or not the Closing occurs.

        SECTION 6.09    Indemnification, Exculpation and Insurance.

        (a)   Parent agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors, officers or employees of the Company and the Company Subsidiaries as provided in their respective Organization Documents and any indemnification or other similar Contracts of the Company or any Company Subsidiary, in each case, as in effect on the date of this Agreement, shall continue in full force and effect in accordance with their terms (it being agreed that after the Closing such rights shall be mandatory rather than permissive, if applicable), and Parent shall cause the Surviving Corporation and the Company Subsidiaries to perform their respective obligations thereunder. Without limiting the foregoing, from and after the Effective Time, the Surviving Corporation agrees that it will indemnify and hold harmless each individual who is as of the date of this Agreement, or who becomes prior to the Effective Time, a director, officer or employee of the Company or any Company Subsidiary or who is as of the date of this Agreement, or who thereafter commences prior to the Effective Time, serving at the request of the Company or any Company Subsidiary as a director, officer or employee of another Person (the "Company Indemnified Parties"), against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements, incurred in connection with any Claim, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the Effective Time (including this Agreement and the transactions and actions contemplated hereby)), arising out of or pertaining to the fact that the Company Indemnified Party is or was a director, officer or employee of the Company or any Company Subsidiary or is or was serving at the request of the Company or any Company Subsidiary as a director, officer or employee of another Person, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under applicable Law. In the event of any such Claim, (i) each Company Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such Claim from Parent within ten (10) Business Days after receipt by Parent from the Company Indemnified Party of a request therefor; provided that any Person to whom expenses are advanced provides an undertaking, if and only to the extent required by applicable Law or the Surviving Corporation's Organizational Documents, to repay such advances if it is ultimately determined by final adjudication that such person is not entitled to indemnification and (ii) the Surviving Corporation shall cooperate in good faith in the defense of any such matter.

        (b)   In the event that Parent or the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Parent or the Surviving Corporation, as the case may be, shall cause proper provision to be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, assume the covenants and agreements set forth in this Section 6.09.

        (c)   For a period of six (6) years from and after the Effective Time, the Surviving Corporation shall either cause to be maintained in effect the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by the Company or its Subsidiaries or provide substitute policies for the Company and its current and former directors and officers who are currently covered by the directors' and officers' and fiduciary liability insurance coverage currently maintained by the Company, in either case, of not less than the existing coverage and having other terms not less favorable to the insured persons than the directors' and officers' liability insurance and fiduciary liability insurance coverage currently maintained by the Company with respect to claims arising from facts or events that occurred on or before the Effective Time (with insurance carriers having at least an "A" rating by A.M. Best with respect to directors' and officers' liability insurance and fiduciary liability insurance), except that in no event shall the Surviving Corporation be required to pay with respect to such insurance policies in respect of any one policy year more than 300% of the aggregate annual premium most recently paid by the Company prior to the date of this Agreement (the "Maximum Amount"), and if the Surviving Corporation is unable to obtain the insurance required by this Section 6.09(c) it shall obtain as much comparable insurance as possible for the years within such six (6) year period for an annual premium equal to the Maximum Amount, in respect of each policy year within such period. In lieu of such insurance, prior to the Closing Date the Company may, at its option but following consultation with Parent, purchase a "tail" directors' and officers' liability insurance policy and fiduciary liability insurance policy for the Company and its current and former directors, officers and employees who are currently covered by the directors' and officers' and fiduciary liability insurance coverage currently maintained by the Company, such tail to provide coverage in an amount not less than the existing coverage and to have other terms substantially comparable (and not less favorable) to the insured persons than the directors' and officers' liability insurance and fiduciary liability insurance coverage currently maintained by the Company with respect to claims arising from facts or events that occurred on or before the Effective Time for a period of not less than six (6) years; provided that in no event shall the cost of any such tail policy in respect of any one policy year exceed the Maximum Amount. The Surviving Corporation shall maintain such policies in full force and effect, and continue to honor the obligations thereunder.

        (d)   The provisions of this Section 6.09 (i) shall survive consummation of the Merger, (ii) are intended to be for the benefit of, and will be enforceable by, each indemnified or insured party (including the Company Indemnified Parties), his or her heirs and his or her representatives and (iii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

        (e)   From and after the Effective Time, Parent shall guarantee the prompt payment of the obligations of the Surviving Corporation and the Company Subsidiaries under this Section 6.09.

        SECTION 6.10    Employee Matters.

        (a)   During the period commencing at the Effective Time and ending on the two (2) year anniversary of the Effective Time (the "Continuation Period"), Parent shall, and shall cause the Surviving Corporation to, provide each individual who is employed by the Company or a Company Subsidiary immediately prior to the Effective Time and who remains employed thereafter by the Surviving Corporation, Parent or any of their Affiliates (each, a "Company Employee") who is not covered by a Company Union Contract and who remains a Company Employee with (i) a base salary or wage rate that is no less favorable than that provided to the Company Employee immediately prior to the Effective Time, (ii) aggregate incentive compensation opportunities that are substantially comparable, in the aggregate, to those provided to the Company Employee immediately prior to the Effective Time and (iii) employee benefits that are substantially comparable, in the aggregate, to those provided to the Company Employee immediately prior to the Effective Time. During the three-year period following the Continuation Period, Parent shall, or shall cause the Surviving Corporation or its other Affiliates to, treat Company Employees with respect to the payment of base salary or wage rate, incentive compensation opportunities, employee benefits and severance benefits no less favorably in the aggregate than similarly situated employees of the Parent and its Affiliates. Prior to the third anniversary of the Closing Date, Parent shall not, and shall cause the Surviving Corporation to not, terminate or amend in any manner that is materially adverse to the participants therein, any of the Company Benefit Plans listed on Section 6.10(a) of the Company Disclosure Letter. During the three-year period following the third anniversary of the Closing Date, subject to Section 6.10(d)(ii), Parent shall, or shall cause the Surviving Corporation to, treat retirees of the Company and its Subsidiaries with respect to the provision of post-retirement welfare benefits no less favorably than similarly situated retirees of the Parent and its Affiliates. As soon as practicable following the end of the fiscal year in which the Effective Time occurs, Parent shall, or shall cause the Surviving Corporation or its other Affiliates to, pay each Company Employee who remains employed with the Surviving Corporation, Parent or any of their Affiliates through the applicable payment date an annual cash bonus for such fiscal year in an amount determined based on the level of attainment of the applicable performance criteria under the bonus plan in which such Company Employee participated as of immediately prior to the Effective Time.

        (b)   With respect to each Company Employee who is covered by a Company Union Contract, Parent shall, and shall cause the Surviving Corporation to, continue to honor the Company Union Contracts, in each case as in effect at the Effective Time, in accordance with their terms (it being understood that this sentence shall not be construed to limit the ability of Parent or the Surviving Corporation to amend or terminate any such Company Union Contract, to the extent permitted by the terms of the applicable Company Union Contract and applicable Law). The provisions of this Section 6.10 shall be subject to any applicable provisions of the Company Union Contracts and applicable Law in respect of such Company Employee, to the extent the provisions of this Section 6.10 are inconsistent with or otherwise in conflict with the provisions of any such Company Union Contract or applicable Law.

        (c)   At the Effective Time, Parent shall, or shall cause the Surviving Corporation to, assume and honor in accordance with their terms all of the Company's and all of the Company Subsidiaries' employment, severance, retention, termination and change-in-control plans, policies, programs, agreements and arrangements (including any change-in-control severance agreement or other arrangement between the Company and any Company Employee) maintained by the Company or any Company Subsidiary, in each case, as in effect at the Effective Time, including with respect to any payments, benefits or rights arising as a result of the Merger (either alone or in combination with any other event), it being understood that this sentence shall not be construed to limit the ability of Parent or the Surviving Corporation to amend or terminate any such plans, policies, programs, agreements, or arrangements, to the extent permitted by the terms of the applicable plan, policy, program, agreement or arrangement. For purposes of any Company Benefit Plan or Company Benefit Agreement containing a definition of "change in control," "change of control" or similar term that relates to a transaction at the level of the Company, the Closing shall be deemed to constitute a "change in control," "change of control" or such similar term.

        (d)   With respect to all employee benefit plans of Parent, the Surviving Corporation or any of their Affiliates, including any "employee benefit plan" (as defined in Section 3(3) of ERISA) (including any vacation, paid time-off and severance plans), each Company Employee's service with the Company or any Company Subsidiary (as well as service with any predecessor employer of the Company or any such Company Subsidiary, to the extent service with the predecessor employer was recognized by the Company or such Company Subsidiary and is accurately reflected within a Company Employee's records) shall be treated as service with Parent, the Surviving Corporation or any of their Affiliates for all purposes, including determining eligibility to participate, level of benefits, vesting and benefit accruals, except (i) to the extent that such service was not recognized under the corresponding Company Benefit Plan immediately prior to the Effective Time, (ii) for purposes of any defined benefit retirement plan, any retiree welfare benefit plan, any grandfathered or frozen plan or any plan under which similarly situated employees of Parent and its Affiliates do not receive credit for prior service or (iii) to the extent that such recognition would result in any duplication of benefits for the same period of service.

        (e)   Parent shall, and shall cause the Surviving Corporation to, use commercially reasonable efforts to waive, or cause to be waived, any pre-existing condition limitations, exclusions, actively at work requirements and waiting periods under any welfare benefit plan maintained by Parent, the Surviving Corporation or any of their Affiliates in which Company Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the corresponding Company Benefit Plan immediately prior to the Effective Time. Parent shall, or shall cause the Surviving Corporation to, use commercially reasonable efforts to recognize the dollar amount of all co-payments, deductibles and similar expenses incurred by each Company Employee (and his or her eligible dependents) during the calendar year in which the Effective Time occurs for purposes of satisfying such year's deductible and co-payment limitations under the relevant welfare benefit plans in which they will be eligible to participate from and after the Effective Time.

        (f)    Notwithstanding anything to the contrary herein, the provisions of this Section 6.10 are solely for the benefit of the parties to this Agreement, and no provision of this Section 6.10 is intended to, or shall, constitute the establishment or adoption of or an amendment to any employee benefit plan for purposes of ERISA or otherwise and no Company Personnel or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Agreement or have the right to enforce the provisions hereof including in respect of continued employment (or resumed employment). Nothing contained herein shall alter the at-will employment relationship of any Company Employee.

        SECTION 6.11    Merger Sub.

        (a)   Prior to the Effective Time, Merger Sub shall not engage in any activity of any nature except for activities related to or in furtherance of the Merger.

        (b)   Parent hereby (i) guarantees the due, prompt and faithful payment performance and discharge by Merger Sub of, and compliance by Merger Sub with, all of the covenants and agreements of Merger Sub under this Agreement and (ii) agrees to take all actions necessary, proper or advisable to ensure such payment, performance and discharge by Merger Sub hereunder.

        SECTION 6.12    Takeover Statutes.     If any Takeover Statute or similar statute or regulation becomes applicable to this Agreement or the Merger, the Company and the Company Board shall grant such approvals and take such actions as are reasonably appropriate to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement.

        SECTION 6.13    Stock Exchange De-Listing.     Prior to the Closing Date, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NYSE to enable the delisting by the Surviving Corporation of the Company Common Stock from the NYSE and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time.

        SECTION 6.14    Resolution of Impediments.

        (a)   In the event that, prior to the End Date, any Required Statutory Approval has been denied or has been obtained but has or would be reasonably likely to have a Burdensome Effect, or any Legal Restraint has been imposed with respect to any Required Statutory Approval (each, a "Failed Condition"), then the Parties shall promptly confer in good faith regarding and, from the date of such occurrence until the earlier of the End Date or the date that is sixty (60) days following such occurrence, shall use reasonable best efforts to promptly agree upon a strategy to cause the conditions specified in Section 7.01 to be satisfied, which may include appropriate changes to this Agreement or to the transactions contemplated hereby; provided, however, that no Party shall in any circumstances be obligated to alter or change the amount or form of the Merger Consideration. Following written agreement, if any, of the Parties with respect to changes to this Agreement or to the transactions contemplated hereby to address a Failed Condition, the Parties shall use their reasonable best efforts to promptly give effect to and implement such agreement, cause the conditions specified in Section 7.01 to be satisfied, and effect the Closing as promptly as reasonably practicable. Notwithstanding any other provision of this Agreement, no Party shall have the right to terminate this Agreement on the basis of a Failed Condition (i) during the period specified in the first sentence of this Section 6.14(a) , or (ii) if such Party has failed to comply with its obligations under this Section 6.14(a), or (iii) following written agreement, if any, of the Parties with respect to changes to this Agreement or to the transactions contemplated hereby to address such Failed Condition, except as expressly provided in such written agreement.

        (b)   In the event that Parent determines in good faith that any Required Statutory Approval that is required as a result of any business or assets of the Company and its Subsidiaries that generated less than ten percent (10%) of the consolidated revenues of the Company in its most recent fiscal year is not reasonably likely to be obtained prior to the End Date (as extended pursuant to any other provision of this Agreement), or if obtained is reasonably likely to impose conditions or requirements that are materially burdensome in relation to the financial contributions of such business or assets, then upon the written request of Parent the Company shall, and shall cause the Company Subsidiaries to, reasonably cooperate with Parent to structure and pursue a disposition (whether by liquidation, dissolution, merger, consolidation, equity sale, asset sale, reorganization, recapitalization or otherwise) of such business or assets, to be effected only upon or following the Closing. Parent shall use its reasonable efforts to structure and arrange for such a disposition as promptly as reasonably practicable.

ARTICLE VII

CONDITIONS PRECEDENT

        SECTION 7.01    Conditions to Each Party's Obligation to Effect the Transactions.     The obligation of each Party to effect the Closing is subject to the satisfaction or waiver (by such Party) at or prior to the Closing of the following conditions:

        (a)    Company Shareholder Approval.     The Company Shareholder Approval shall have been obtained.

        (b)    Required Statutory Approvals.     The Required Statutory Approvals, including the expiration or termination of any waiting period applicable to the Merger under the HSR Act, shall have been obtained at or prior to the Effective Time, such approvals shall have become Final Orders and, unless waived by Parent, such approvals shall not, individually or in the aggregate, have or be reasonably likely to have a Burdensome Effect. For purposes of this Section 7.01(b), a "Final Order" means a Judgment by the relevant Governmental Entity that (1) has not been reversed, stayed, enjoined, set aside, annulled or suspended and is in full force and effect, (2) with respect to which, if applicable, any mandatory waiting period prescribed by Law before the Merger may be consummated has expired and (3) as to which all conditions to the consummation of the Merger prescribed by Law have been satisfied.

        (c)    No Legal Restraints.     No Law and no Judgment, whether preliminary, temporary or permanent, shall be in effect that prevents, makes illegal or prohibits the consummation of the Merger (any such Law or Judgment, a "Legal Restraint").

        SECTION 7.02    Conditions to Obligations of the Company.     The obligation of the Company to effect Closing is further subject to the satisfaction or waiver (by the Company) at or prior to the Closing of the following conditions:

        (a)    Representations and Warranties.     The representations and warranties of Parent and Merger Sub contained herein shall be true and correct (without giving effect to any limitation as to "materiality" or "Parent Material Adverse Effect" set forth therein) at and as of the Effective Time as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of any such representation or warranty to be true and correct (without giving effect to any limitation as to "materiality" or "Parent Material Adverse Effect" set forth therein), individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

        (b)    Performance of Covenants and Agreements of Parent and Merger Sub.     Parent and Merger Sub shall have performed in all material respects all material covenants and agreements required to be performed by them under this Agreement at or prior to the Closing.

        (c)    Officer's Certificate.     The Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent certifying the satisfaction by Parent and Merger Sub of the conditions set forth in Section 7.02(a) and Section 7.02(b).

        SECTION 7.03    Conditions to Obligations of Parent and Merger Sub.     The obligations of Parent and Merger Sub to consummate the Merger is further subject to the satisfaction or waiver (by Parent and Merger Sub) at or prior to the Closing of the following conditions:

        (a)    Representations and Warranties.     (i) The representations and warranties of the Company contained herein (except for the representations and warranties contained in Section 3.03) shall be true and correct (without giving effect to any limitation as to "materiality" or "Company Material Adverse Effect" set forth therein) at and as of the Effective Time as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of any such representation or warranty to be true and correct (without giving effect to any limitation as to "materiality" or "Company Material Adverse Effect" set forth therein), individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, and (ii) the representations and warranties of the Company contained in Section 3.03 shall be true and correct at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of any such representation or warranty to be true and correct would be de minimis.

        (b)    Performance of Covenants and Agreements of the Company.     The Company shall have performed in all material respects all material covenants and agreements required to be performed by it under this Agreement at or prior to the Closing.

        (c)    Absence of Company Material Adverse Effect.     Since the date of this Agreement, no fact, circumstance, effect, change, event or development that, individually or in the aggregate, has had or would reasonably be expected to have Company Material Adverse Effect shall have occurred and be continuing.

        (d)    Officer's Certificate.     Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company certifying the satisfaction by the Company of the conditions set forth in Section 7.03(a), Section 7.03(b) and Section 7.03(c).

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

        SECTION 8.01    Termination Rights.

        (a)    Termination by Mutual Consent.     The Company and Parent shall have the right to terminate this Agreement at any time prior to the Effective Time, whether before or after receipt of the Company Shareholder Approval, by mutual written consent.

        (b)    Termination by Either the Company or Parent.     Each of the Company and Parent shall have the right to terminate this Agreement, at any time prior to the Effective Time, whether before or after the receipt of the Company Shareholder Approval, if:

            (i)  the Closing shall not have occurred by 5:00 p.m. New York City time on February 9, 2017 (the "End Date"); provided that if, prior to the End Date, all of the conditions to the Closing set forth in Article VII except for any condition set forth in Section 7.01(b) or Section 7.01(c) have been satisfied or waived, as applicable, or shall then be capable of being satisfied, the End Date automatically shall be extended to a date that is six (6) months after the End Date and, if so extended, such later date shall be the End Date; provided, further, that neither the Company nor Parent may terminate this Agreement if it (or, in the case of Parent, Merger Sub) is in breach of any of its covenants or agreements and such breach has caused or resulted in either (1) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Merger set forth in Article VII prior to the End Date or (2) the failure of the Closing to have occurred prior to the End Date;

           (ii)  the condition set forth in Section 7.01(c) is not satisfied and the Legal Restraint giving rise to such nonsatisfaction is permanent (rather than preliminary or temporary) and has become final and nonappealable; provided, however, that the right to terminate this Agreement under this Section 8.01(b)(ii) shall not be available to any Party whose failure to comply with any provision of this Agreement has been the cause of, or materially contributed to, either the imposition of such Legal Restraint or the failure of such Legal Restraint to be resisted, resolved, lifted or vacated, as applicable; or

          (iii)  the Company Shareholder Approval is not obtained at the Company Shareholders Meeting duly convened (unless such Company Shareholders Meeting has been adjourned, in which case at the final adjournment thereof).

        (c)    Termination by the Company.     The Company shall have the right to terminate this Agreement:

            (i)  in the event that the Company Board has made a Company Adverse Recommendation Change on the basis of a Superior Company Proposal or a Company Intervening Event, so long as (1) the Company has complied in all material respects with its obligations under Section 5.03(c) and (2) the Company prior to or concurrently with such termination (A) solely in the case of a termination due to a Company Adverse Recommendation Change on the basis of a Superior Company Proposal, enters into a Company Acquisition Agreement with respect to such Superior Company Proposal and (B) pays to Parent the Company Termination Fee in accordance with Section 8.02(b)(ii); provided, however, that the Company shall not have the right to terminate this Agreement under this Section 8.01(c)(i) after the Company Shareholder Approval is obtained at the Company Shareholders Meeting;

           (ii)  if Parent or Merger Sub breaches or fails to perform any of its covenants or agreements contained herein, or if any of the representations or warranties of Parent or Merger Sub contained herein fails to be true and correct, which breach or failure (1) would give rise to the failure of a condition set forth in Section 7.01, Section 7.02(a) or Section 7.02(b), as applicable, and (2) is not reasonably capable of being cured by Parent or Merger Sub by the End Date (as it may be extended pursuant to this Agreement) or is not cured by Parent within thirty (30) days after receiving written notice from the Company of such breach or failure; provided, however, that the Company shall not have the right to terminate this Agreement under this Section 8.01(c)(ii) if the Company is then in breach of any covenant or agreement contained herein or any representation or warranty of the Company contained herein then fails to be true and correct such that the conditions set forth in Section 7.03(a) or Section 7.03(b) , as applicable, could not then be satisfied; or

          (iii)  if (1) all of the conditions set forth in Section 7.01, Section 7.02 and Section 7.03 have been satisfied or waived in accordance with this Agreement as of the date that the Closing should have been consummated pursuant to Section 1.03 (except for those conditions that by their terms are to be satisfied at the Closing), (2) Parent and Merger Sub do not complete the Closing on the day that the Closing should have been consummated pursuant to Section 1.03, (3) a Financing Failure has occurred and (4) Parent and Merger Sub fail to consummate the Closing within five (5) Business Days following their receipt of written notice from the Company requesting such consummation.

        (d)    Termination by Parent.     Parent shall have the right to terminate this Agreement:

            (i)  in the event that the Company Board or a committee thereof has made a Company Adverse Recommendation Change; provided, however, that Parent shall not have the right to terminate this Agreement under this Section 8.01(d) after the Company Shareholder Approval is obtained at the Company Shareholders Meeting; or

           (ii)  if the Company breaches or fails to perform any of its covenants or agreements contained herein, or if any of the representations or warranties of the Company contained herein fails to be true and correct, which breach or failure (1) would give rise to the failure of a condition set forth in Section 7.01, Section 7.03(a) or Section 7.03(b), as applicable, and (2) is not reasonably capable of being cured by the Company by the End Date (as it may be extended pursuant to this Agreement) or is not cured by the Company within thirty (30) days after receiving written notice from Parent of such breach or failure; provided, however, that Parent shall not have the right to terminate this Agreement under this Section 8.01(d)(ii) if Parent is then in breach of any covenant or agreement contained herein or any representation or warranty of Parent contained herein then fails to be true and correct such that the conditions set forth in Section 7.02(a) or Section 7.02(b), as applicable, could not then be satisfied.

        SECTION 8.02    Effect of Termination; Termination Fees.

        (a)   In the event of termination of this Agreement by either Parent or the Company as provided in Section 8.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of the Company or Parent (or any shareholder, Affiliate or Representative thereof), whether arising before or after such termination, based on, arising out of or relating to this Agreement or the negotiation, execution, performance or subject matter hereof (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity), except for (i) Section 5.05(c), Section 6.01(g), the last sentence of Section 6.02(a), the last sentence of Section 6.02(b), the last sentence of Section 6.03(a) , Section 6.08, this Section 8.02 and Article IX, which provisions shall survive such termination and (ii) subject to Section 8.02(d), liability of any Party (whether or not the terminating Party) for any Willful Breach of this Agreement prior to such termination but solely to the extent such liability arises out of a Willful Breach by such Party of any covenant or agreement set forth herein that gave rise to the failure of a condition set forth in Article VII. The liabilities described in the preceding sentence shall survive the termination of this Agreement.

        (b)    Termination Fees.

            (i)  If (1) (A) either Parent or the Company terminates this Agreement pursuant to Section 8.01(b)(i) and, at the time of such termination, any of the conditions set forth in Section 7.01(b) or, in connection with the Required Statutory Approvals, Section 7.01(c) shall have not been satisfied and such conditions, if waivable by Parent, shall not have been waived by Parent, (B) either Parent or the Company terminates this Agreement pursuant to Section 8.01(b)(ii) (if and only if, the applicable Legal Restraint giving rise to such termination arises in connection with the Required Statutory Approvals) or (C) the Company terminates this Agreement pursuant to Section 8.01(c)(ii) based on a failure by Parent to perform its covenants or agreements under Section 6.03, and in each case of the foregoing clauses (A), (B) and (C), at the time of such termination, all other conditions to the Closing set forth in Section 7.01(a), Section 7.03(a), Section 7.03(b) and Section 7.03(c) shall have been satisfied or waived (except for (I) those conditions that by their nature are to be satisfied at the Closing but which conditions would be satisfied or would be capable of being satisfied if the Closing Date were the date of such termination or (II) those conditions that have not been satisfied as a result of a breach of this Agreement by Parent), or (2) the Company terminates this Agreement pursuant to Section 8.01(c)(iii) , then Parent shall pay to the Company a fee of Sixty-Five Million United States Dollars ($65,000,000) in cash (the "Parent Termination Fee"). Parent shall pay the Parent Termination Fee to the Company (to an account designated in writing by the Company) no later than three (3) Business Days after the date of the applicable termination.

           (ii)  If the Company terminates this Agreement pursuant to Section 8.01(c)(i) or Parent terminates this Agreement pursuant to Section 8.01(d)(i), the Company shall pay to Parent a fee of Fifty-Three Million United States Dollars ($53,000,000) in cash (the "Company Termination Fee"). The Company shall pay the Company Termination Fee to Parent (to an account designated in writing by Parent) prior to or concurrently with such termination of this Agreement by the Company pursuant to Section 8.01(c)(i) or no later than three (3) Business Days after the date of such termination of this Agreement by Parent pursuant to Section 8.01(d)(i).

          (iii)  If (1) either (A) Parent or the Company terminates this Agreement pursuant to Section 8.01(b)(iii), prior to the Company Shareholders Meeting a Company Takeover Proposal shall have been publicly disclosed, and as of the Company Shareholders Meeting such Company Takeover Proposal shall not have been withdrawn, or (B) Parent or the Company terminates this

  Agreement pursuant to Section 8.01(b)(i), prior to such termination a Company Takeover Proposal shall have been publicly disclosed, and as of such termination the Company Shareholders Meeting shall not have been held and such Company Takeover Proposal shall not have been withdrawn, or (C) Parent terminates this Agreement pursuant to Section 8.01(d)(ii) (solely with respect to breach of or failure to perform a covenant), prior to such termination a Company Takeover Proposal shall have been publicly disclosed, and as of such termination such Company Takeover Proposal shall not have been withdrawn, and (2) within nine (9) months after the termination of this Agreement, the Company shall have entered into a definitive agreement with respect to, or consummated, a Company Takeover Proposal (whether or not the same Company Takeover Proposal referred to in clause (1)), then the Company shall pay the Company Termination Fee to Parent (to an account designated in writing by Parent) within two (2) Business Days after the earlier of the date the Company enters into such definitive agreement or consummates such Company Takeover Proposal. For purposes of clause (2) of this Section 8.02(b)(iii), the term "Company Takeover Proposal" shall have the meaning assigned to such term in Section 5.01, except that the applicable percentage in the definition of "Company Takeover Proposal" shall be "more than 50%" rather than "20% or more."

        (c)   The Parties acknowledge that the agreements contained in Section 8.02(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement. If Parent (or the Guarantor pursuant to the Guarantee) fails to promptly pay an amount due pursuant to Section 8.02(b)(i), or the Company fails to promptly pay an amount due pursuant to Section 8.02(b)(ii) or Section 8.02(b)(iii), and, in order to obtain such payment, Parent, on the one hand, or the Company, on the other hand, commences a Claim that results in a Judgment against the Company for the amount set forth in Section 8.02(b)(ii) or Section 8.02(b)(iii), or any portion thereof, or a Judgment against Parent (or the Guarantor pursuant to the Guarantee) for the amount set forth in Section 8.02(b)(i), or any portion thereof, the Company shall pay to Parent, on the one hand, or Parent (or the Guarantor pursuant to the Guarantee) shall pay to the Company, on the other hand, its costs and expenses (including reasonable attorneys' fees and the fees and expenses of any expert or consultant engaged by the Company) in connection with such Claim, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the "U.S. Prime Rate" as quoted by the Wall Street Journal in effect on the date such payment was required to be made. Any amount payable pursuant to Section 8.02(b) shall be paid by the applicable Party by wire transfer of same-day funds prior to or on the date such payment is required to be made under Section 8.02(b).

        (d)   Without limiting any rights of the Company under Section 9.10 prior to the termination of this Agreement pursuant to Section 8.01, if this Agreement is terminated under circumstances in which Parent (or the Guarantor pursuant to the Guarantee) is obligated to pay the Parent Termination Fee under Section 8.02(b)(i), upon payment of the Parent Termination Fee and, if applicable, the costs and expenses of the Company pursuant to Section 8.02(c) in accordance herewith, neither Parent nor the Guarantor shall have any further liability with respect to this Agreement or the transactions contemplated hereby to the Company or the holders of the Company Common Stock, and payment of the Parent Termination Fee and such costs and expenses by Parent (or the Guarantor pursuant to the Guarantee) shall be the Company's sole and exclusive remedy for any Claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements, suffered or incurred by the Company, the Company Subsidiaries or any other Person in connection with this Agreement, the transactions contemplated hereby (and the termination thereof) or any matter forming the basis for such termination, and the Company shall not have, and expressly waives and relinquishes, any other right, remedy or recourse (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) with respect to this Agreement or the transactions contemplated hereby, including against any Financing Source Party; provided that, regardless of whether Parent pays or is obligated to pay the Parent Termination Fee, nothing in this Section 8.02(d) shall release Parent from liability for a Willful Breach of this Agreement. If this Agreement is terminated under circumstances in which the Company is obligated to pay the Company Termination Fee under Section 8.02(b)(ii) or Section 8.02(b)(iii), upon payment of the Company Termination Fee and, if applicable, the costs and expenses of Parent pursuant to Section 8.02(c) in accordance herewith, the Company shall have no further liability with respect to this Agreement or the transactions contemplated hereby to Parent, Merger Sub or any of their respective Affiliates or Representatives, and payment of the Company Termination Fee and such costs and expenses by the Company shall be Parent's sole and exclusive remedy for any Claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys' fees and disbursements, suffered or incurred by Parent, Parent's Affiliates and any other Person in connection with this Agreement, the transactions contemplated hereby (and the termination thereof) or any matter forming the basis for such termination, and Parent and Merger Sub shall not have, and each expressly waives and relinquishes, any other right, remedy or recourse (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) with respect to this Agreement or the transactions contemplated hereby. The Parties acknowledge and agree that in no event shall the Company or Parent, as applicable, be required to pay the Company Termination Fee or the Parent Termination Fee, as applicable, on more than one occasion.

        (e)   For purposes of this Agreement, "Willful Breach" means a breach that is a consequence of an act or omission undertaken by the breaching Party with the Knowledge that the taking of or the omission of taking such act would, or would reasonably be expected to, cause or constitute a material breach of this Agreement; provided that, without limiting the meaning of Willful Breach, the Parties acknowledge and agree that any failure by any Party to consummate the Merger and the other transactions contemplated hereby after the applicable conditions to the closing set forth in Article VII have been satisfied or waived (except for those conditions that by their nature are to be satisfied at the Closing, which conditions would be capable of being satisfied at the time of such failure to consummate the Merger) shall constitute a Willful Breach of this Agreement. Parent and Merger Sub acknowledge and agree that, without in any way limiting the Company's rights under Section 9.10, recoverable damages of the Company hereunder shall not be limited to reimbursement of expenses or out-of-pocket costs but shall also include the benefit of the bargain lost by the shareholders of the Company (including "lost premium"), taking into consideration relevant matters, including the total amount payable to the Company's shareholders under this Agreement and the time value of money, which, in each case, shall be deemed in such event to be damages of the Company and shall be recoverable by the Company on behalf of its shareholders.

        SECTION 8.03    Amendment.     This Agreement may be amended by the parties at any time before or after receipt of the Company Shareholder Approval; provided, however, that (a) after receipt of the Company Shareholder Approval, there shall be made no amendment that by Law requires further approval by the shareholders of the Company without the further approval of such shareholders, (b) no amendment shall be made to this Agreement after the Effective Time, (c) except as provided above, no amendment of this Agreement shall require the approval of the shareholders of Parent or the shareholders of the Company and (d) no amendments to or waivers of any DFS Provision shall be effective without the written consent of the Financing Parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

        SECTION 8.04    Extension; Waiver.     At any time prior to the Effective Time, the parties may, subject to Section 8.03(a), (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant to this Agreement, (c) waive compliance with any covenants and agreements contained herein or (d) waive the satisfaction of any of the conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

        SECTION 8.05    Procedure for Termination, Amendment, Extension or Waiver.    A termination of this Agreement pursuant to Section 8.01, an amendment of this Agreement pursuant to Section 8.03 or an extension or waiver pursuant to Section 8.04 shall, in order to be effective, require, in the case of the Company, Parent or Merger Sub, action by its respective board of directors or the duly authorized designee of its board of directors. Termination of this Agreement prior to the Effective Time shall not require the approval of the shareholders of the Company. The Party desiring to terminate this Agreement pursuant to Section 8.01 shall give written notice of such termination to the other Parties in accordance with Section 9.02, specifying the provision of this Agreement pursuant to which such termination is effected.

ARTICLE IX

GENERAL PROVISIONS

        SECTION 9.01    Nonsurvival of Representations, Warranties, Covenants and Agreements; Contractual Nature of Representations and Warranties.    None of the representations or warranties contained herein or in any instrument delivered pursuant to this Agreement shall survive, and all rights, Claims and causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) with respect thereto shall terminate at, the Effective Time. Except for any covenant or agreement that by its terms contemplates performance after the Effective Time, none of the covenants or agreements of the Parties contained herein shall survive, and all rights, Claims and causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) with respect to such covenants and agreements shall terminate at, the Effective Time. The Parties hereby acknowledge and agree that (a) all representations and warranties set forth in this Agreement are contractual in nature only, (b) if any such representation or warranty (as modified by the applicable Disclosure Letter) should prove untrue, the Parties' only rights, Claims or causes of action shall be to exercise the specific rights set forth in Section 7.02(a), Section 7.03(a), Section 8.01(c)(ii) and Section 8.01(d)(ii), as and if applicable, and (c) the Parties shall have no other rights, Claims or causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) based on, arising out of or related to any such untruth of any such representation or warranty.

        SECTION 9.02    Notices.    All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt by other than automatic means, whether electronic or otherwise), (b) when sent by facsimile or email (with written confirmation of transmission) or (c) one (1) Business Day following the day sent by an internationally recognized overnight courier (with written confirmation of receipt), in each case, at the following addresses, facsimile numbers and email addresses (or to such other address, facsimile number or email address as a Party may have specified by notice given to the other Party pursuant to this provision):

  To Parent or Merger Sub:

  Liberty Utilities (Central) Co.
  c/o Algonquin Power & Utilities Corp.
  354 Davis Rd, Suite 100
  Oakville, Ontario, Canada L6J 2X1
  Attn: Chief Executive Officer
  Facsimile: (905) 465-4514

  with a copy (which shall not constitute notice) to:

  Liberty Utilities (Central) Co.
  c/o Algonquin Power & Utilities Corp.
  354 Davis Rd, Suite 100
  Oakville, Ontario, Canada L6J 2X1
  Attn: Chief General Counsel
  Facsimile: (905) 465-4540

  and with a copy (which shall not constitute notice) to:

  Husch Blackwell LLP
  4801 Main Street, Suite 1000
  Kansas City, Missouri 64112
  Attn: James G. Goettsch
  Facsimile: (816) 983-8080

  To the Company:

  The Empire District Electric Company
  602 S. Joplin Avenue
  Joplin, Missouri 64801
  Attn: Chief Executive Officer
  Facsimile: (417) 625-5169

  with a copy (which shall not constitute notice) to:

  Cahill Gordon & Reindel LLP
  80 Pine Street
  New York, New York 10005
  Attn: Michael Sherman
  Facsimile: (212) 378-2598

        SECTION 9.03    Definitions.    For purposes of this Agreement, each capitalized term has the meaning given to it, or specified, in Exhibit A.

        SECTION 9.04    Interpretation.

        (a)    Time Periods.    When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, (i) the date that is the reference date in calculating such period shall be excluded and (ii) if the last day of such period is a not a Business Day, the period in question shall end on the next succeeding Business Day.

        (b)    Dollars.    Unless otherwise specifically indicated, any reference herein to $ means U.S. dollars.

        (c)    Gender and Number.    Any reference herein to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

        (d)    Articles, Sections and Headings.    When a reference is made herein to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The table of contents and headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        (e)    Include.    Whenever the words "include," "includes" or "including" are used herein, they shall be deemed to be followed by the words "without limitation."

        (f)    Hereof.    The words "hereof," "hereto," "hereby," "herein" and "hereunder" and words of similar import when used herein shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

        (g)    Extent.    The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if."

        (h)    Contracts; Laws.    Any Contract or Law defined or referred to herein means such Contract or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated.

        (i)    Persons.    References to a person are also to its permitted successors and assigns.

        (j)    Exhibits and Disclosure Letters.    The Exhibits to this Agreement and the Disclosure Letters are hereby incorporated and made a part hereof and are an integral part of this Agreement. Each of the Company and Parent may, at its option, include in the Company Disclosure Letter or the Parent Disclosure Letter, respectively, items that are not material in order to avoid any misunderstanding, and such inclusion, or any references to dollar amounts herein or in the Disclosure Letters, shall not be deemed to be an acknowledgement or representation that such items are material, to establish any standard of materiality or to define further the meaning of such terms for purposes of this Agreement or otherwise. Any matter set forth in any section of the Disclosure Letters shall be deemed to be referred to and incorporated in any section to which it is specifically referenced or cross-referenced and also in all other sections of such Disclosure Letter to which such matter's application or relevance is reasonably apparent. Any capitalized term used in any Exhibit or any Disclosure Letter but not otherwise defined therein shall have the meaning given to such term herein.

        (k)    Reflected On or Set Forth In.    An item arising with respect to a specific representation, warranty, covenant or agreement shall be deemed to be "reflected on" or "set forth in" the Company Financial Statements included in the Company Reports, to the extent any such phrase appears in such representation, warranty, covenant or agreement if (i) there is a reserve, accrual or other similar item underlying a number on such balance sheet or financial statement reasonably related to the subject matter of such representation or (ii) such item and the amount thereof is otherwise reasonably identified on such balance sheet or financial statement (or the notes thereto).

        SECTION 9.05    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party or such Party waives its rights under this Section 9.05 with respect thereto. Upon any determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated by this Agreement are fulfilled to the extent possible.

        SECTION 9.06    Counterparts.    This Agreement may be executed in one or more counterparts (including by means of facsimile or email in.pdf format), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

        SECTION 9.07    Entire Agreement; No Third-Party Beneficiaries.    This Agreement, taken together with the Company Disclosure Letter, the Gurantee and the Confidentiality Agreement, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between or among the Parties with respect to the Merger. Except (a) for the right of the Company on behalf of its shareholders to pursue damages (including claims for damages contemplated by the last sentence of Section 8.02(e)) in the event of Parent's or Merger Sub's breach of this Agreement (whether or not this Agreement has been terminated pursuant to Article VIII), and (b) after the

Effective Time, for Section 2.01, Section 2.02, Section 2.03, the last sentence of Section 6.02(a) and Section 6.09, each Party agrees that (i) their respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement and (ii) this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The Financing Parties and each of their respective Affiliates and their respective current, former and future direct or indirect equity holders, controlling persons, stockholders, agents, Affiliates, members, managers, general or limited partners, assignees or representatives (collectively, the "Financing Source Parties") shall be express third-party beneficiaries with respect to Section 8.02(d), Section 8.03, this Section 9.07, Section 9.08, Section 9.11(b), Section 9.12 and Section 9.14 (collectively, the "DFS Provisions").

        SECTION 9.08    Governing Law.    This Agreement, and all Claims or causes of action of the Parties (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) that may be based on, arise out of or relate to this Agreement or the negotiation, execution, performance or subject matter hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws; provided, that, except as otherwise set forth in the Debt Letters as in effect as of the date of this Agreement, all matters relating to the interpretation, construction, validity and enforcement (whether at law, in equity, in contract, in tort, or otherwise) against any of the Financing Source Parties in any way relating to the Debt Letters or the performance thereof or the Financing, shall be exclusively governed by, and construed in accordance with, the domestic Law of the State of New York without giving effect to any choice or conflict of law provision or rule whether of the State of New York or any other jurisdiction that would cause the application of Law of any jurisdiction other than the State of New York.

        SECTION 9.09    Assignment.    Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the Parties without the prior written consent of the other Parties. Any purported assignment without such consent shall be void; provided that Parent may make as assignment of its rights (but not its obligations) under this Agreement to any Financing Party without the prior written consent of the Company. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

        SECTION 9.10    Specific Enforcement.    The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that, at any time prior to the termination of this Agreement pursuant to Article VIII, the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of terms and provisions of this Agreement, including the right of a Party to cause each other Party to consummate the Merger and the other transactions contemplated by this Agreement, in any court referred to in Section 9.11, without proof of actual damages (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. If any Party brings any Claim to enforce specifically the performance of the terms and provisions of this Agreement when expressly available to such Party pursuant to the terms of this Agreement, then, notwithstanding anything to the contrary herein, the End Date shall automatically be extended by the period of time between the commencement of such Claim and the date on which such Claim is fully and finally resolved.

        SECTION 9.11    Jurisdiction; Venue.

        (a)   All Claims arising from, under or in connection with this Agreement shall be raised to and exclusively determined by the Court of Chancery of the State of Delaware or, if such court disclaims (or does not have) jurisdiction, the U.S. District Court for the District of Delaware, to whose jurisdiction and venue the Parties unconditionally consent and submit. Each Party hereby irrevocably and unconditionally waives any objection to the laying of venue of Claim arising out of this Agreement in such courts and hereby further irrevocably and unconditionally waives and agree not to plead or claim in any such court that any such Claim brought in any such court has been brought in an inconvenient forum. Each Party further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9.02 hereof shall be effective service of process for any Claim brought against such Party in any such court.

        (b)   Notwithstanding anything to the contrary in this Agreement (including this Section 9.11), each Party agrees that it will not bring or support any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Financing Source Parties in any way relating to this Agreement, including any dispute arising out of the Debt Letters or the performance thereof or the Financing, in any forum other than the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the Federal courts, the United States District Court for the Southern District of New York (and of the appropriate appellate courts therefrom).

        SECTION 9.12    Waiver of Jury Trial.    EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE MERGER (INCLUDING ANY PROCEEDING AGAINST THE FINANCING SOURCE PARTIES ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED HEREBY, THE DEBT LETTERS, THE FINANCING OR THE PERFORMANCE OF SERVICES WITH RESPECT THERETO). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.12.

        SECTION 9.13    Construction.    Each of the Parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement.

        SECTION 9.14    Financing Sources.    Notwithstanding anything to the contrary contained in this Agreement, except for claims by Parent or the Merger Sub against the Financing Source Parties pursuant to the Debt Letters and any definitive documents related thereto, (a) none of the Parties nor any of their respective Subsidiaries, Affiliates, directors, officers, employees, agents, partners, managers, members or stockholders shall have any rights or claims against any Financing Source Party, in any way relating to this Agreement or any of the transactions contemplated by this Agreement, or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Debt Letters or the performance thereof or the financings contemplated thereby, whether at law or equity, in contract, in tort or otherwise and (b) no Financing Source Party shall have any liability (whether in contract, in tort or otherwise) to any Party or any of their respective subsidiaries, Affiliates, directors, officers, employees, agents, partners, managers, members or stockholders for any obligations or liabilities of any Party under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby and thereby or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Debt Letters or the performance thereof or the financings contemplated thereby, whether at law or equity, in contract, in tort or otherwise.

        SECTION 9.15    Transfer Taxes.    All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including penalties and interest) incurred in connection with the Merger and the other transactions contemplated by this Agreement shall be paid by Parent and Merger Sub when due.

[SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the Parties have duly executed this Agreement, each as of the date first written above.

THE EMPIRE DISTRICT ELECTRIC COMPANY
By:	/s/ BRAD BEECHER
	Name:	Brad Beecher
	Title:	President and Chief Executive Officer
LIBERTY UTILITIES (CENTRAL) CO.
By:	/s/ GREGORY S. SORENSEN
	Name:	Gregory S. Sorensen
	Title:	President
By:	/s/ RICHARD LEEHR
	Name:	Richard Leehr
	Title:	Chief Financial Officer
LIBERTY SUB CORP.
By:	/s/ GREGORY S. SORENSEN
	Name:	Gregory S. Sorensen
	Title:	President
By:	/s/ RICHARD LEEHR
	Name:	Richard Leehr
	Title:	Chief Financial Officer

EXHIBIT A
DEFINED TERMS

        Section 1.01 Certain Defined Terms. For purposes of this Agreement, each of the following terms has the meaning specified in this Section 1.01 of Exhibit A:

        "Affiliate" of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise. For the avoidance of doubt, Emera, Inc. and its subsidiaries shall not be deemed to be Affiliates of Parent or Merger Sub.

        "Antitrust Laws" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, all applicable state, foreign or supranational antitrust Laws and all other applicable Laws issued by a Governmental Entity that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

        "Business Day" means any day except for (a) a Saturday or a Sunday or (b) a day on which banking and savings and loan institutions are authorized or required by Law to be closed in New York, New York.

        "CFIUS" means the Committee on Foreign Investment in the United States.

        "CFIUS Approval" means (a) a written notice issued by CFIUS that it has concluded a review or investigation of the notification voluntarily provided pursuant to the DPA, with respect to the transactions contemplated by this Agreement and has terminated all action under Section 721 of the DPA or (b) if CFIUS has sent a report to the President of the United States requesting the President's decision and (i) the President has announced a decision not to take any action to suspend or prohibit the transactions contemplated by this Agreement or (ii) having received a report from CFIUS requesting the President's decision, the President has not taken any action after fifteen (15) days from the date the President received such report from CFIUS.

        "Claim" means any demand, claim, suit, action, legal proceeding (whether at law or in equity) or arbitration.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Company Benefit Agreement" means each employment, consulting, bonus, incentive or deferred compensation, equity or equity-based compensation, severance, change-in-control, retention, termination or other material Contract between the Company or any Company Subsidiary, on the one hand, and any Company Personnel, on the other hand.

        "Company Benefit Plan" means each (a) employee benefit plan (as defined in Section 3(3) of ERISA, whether or not subject to ERISA) or post-retirement or employment health or medical plan, program, policy or arrangement, (b) bonus, incentive or deferred compensation or equity or equity-based compensation plan, program, policy or arrangement, (c) severance, change-in control, retention or termination plan, program, policy or arrangement or (d) other compensation, pension, retirement, savings or other benefit plan, program, policy or arrangement, in each case, sponsored, maintained, contributed to or required to be maintained or contributed to by the Company or any Company Subsidiary for the benefit of any Company Personnel, or for which the Company or any Company Subsidiary has any direct or indirect liability.

        "Company Commonly Controlled Entity" means any person or entity that, together with the Company, is treated as a single employer under Section 414 of the Code.

        "Company Material Adverse Effect" means any fact, circumstance, effect, change, event or development that has a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Company Subsidiaries, taken as a whole; provided that no fact, circumstance, effect, change, event or development resulting from or arising out of any of the following, individually or in the aggregate, shall constitute or be taken into account in determining whether a Company Material Adverse Effect has occurred: (a) any change or condition affecting any industry in which the Company or any Company Subsidiary operates, including electric generating, transmission or distribution industries or the natural gas distribution, production or transmission industries (including, in each case, any changes in the operations thereof); (b) system-wide changes or developments in electric transmission or distribution systems; (c) any change in customer usage patterns or customer selection of third-party suppliers for electricity; (d) any change affecting any economic, legislative or political condition or any change affecting any securities, credit, financial or other capital markets condition, in each case in the United States, in any foreign jurisdiction or in any specific geographical area; (e) any failure in and of itself by the Company or any Company Subsidiary to meet any internal or public projection, budget, forecast, estimate or prediction in respect of revenues, earnings or other financial or operating metrics for any period; (f) any change attributable to the announcement, execution or delivery of this Agreement or the pendency of the Merger, including (i) any action taken by the Company or any Company Subsidiary that is required or contemplated pursuant to this Agreement, or is consented to by Parent, or any action taken by Parent or any Affiliate thereof, to obtain any Consent from any Governmental Entity to the consummation of the Merger and the result of any such actions, (ii) any Claim arising out of or related to this Agreement (including shareholder litigation), (iii) any adverse change in supplier, employee, financing source, shareholder, regulatory, partner or similar relationships resulting therefrom or (iv) any change that arises out of or relates to the identity of Parent or any of its Affiliates as the acquirer of the Company; (g) any change or condition affecting the market for commodities, including any change in the price or availability of commodities; (h) any change in the market price, credit rating or trading volume of shares of Company Common Stock on the NYSE or any change affecting the ratings or the ratings outlook for the Company or any Company Subsidiary, (i) any change in applicable Law, regulation or GAAP (or authoritative interpretation thereof); (j) geopolitical conditions, the outbreak or escalation of hostilities, any act of war, sabotage or terrorism, or any escalation or worsening of any such act of war, sabotage or terrorism threatened or underway as of the date of this Agreement; (k) any fact, circumstance, effect, change, event or development resulting from or arising out of or affecting the national, regional, state or local engineering or construction industries or the wholesale or retail markets for commodities, materials or supplies (including equipment supplies, steel, concrete, electric power, fuel, coal, natural gas, water or coal transportation) or the hedging markets therefor, including any change in commodity prices; (l) any hurricane, tornado, ice storm, tsunami, flood, earthquake or other natural disaster or weather-related event, circumstance or development; (m) any finding of fact or order contained in any FERC, the FCC or any State Commission Judgment issued prior to the date hereof and applicable to the Company or the Company Subsidiaries; (n) any change or effect arising from (i) any rate cases, including the Proceedings, (ii) any requirements imposed by any Governmental Entities as a condition to obtaining the Company Required Statutory Approvals or the Parent Required Statutory Approvals or (iii) any other requirements or restrictions imposed by the FERC, the FCC or the State Commissions on the Company or the Company Subsidiaries; or (o) any fact, circumstance, effect, change, event or development that results from any shutdown or suspension of operations at any power plant from which the Company or any Company Subsidiary obtains electricity or facilities from which the Company or any Company Subsidiary obtains natural gas; provided, however, that any fact, circumstance, effect, change, event or development set forth in clauses (a), (b), (c), (d), (g), (i), (j) and (n)(iii) above may be taken into account in determining whether a Company Material Adverse Effect has occurred solely to the extent such fact, circumstance, effect, change, event or development has a materially disproportionate adverse effect on the Company and the Company Subsidiaries, taken as a whole, as compared to other entities (if any) engaged in the relevant business in the geographic area affected by such fact, circumstance, effect, change, event or development (in which case, only the incremental disproportionate impact may be taken into account in determining whether there has been, or would be, a Company Material Adverse Effect, to the extent such change is not otherwise excluded from being taken into account by clauses (a)-(o) of this definition).

        "Company Personnel" means any current or former director, officer or employee of the Company or any Company Subsidiary.

        "Contract" means any written or oral contract, lease, license, evidence of indebtedness, mortgage, indenture, purchase order, binding bid, letter of credit, security agreement, undertaking or other agreement that is legally binding.

        "Director Stock Unit" means a common stock unit granted under the Director Stock Unit Plan.

        "Director Stock Unit Plan" means The Empire District Electric Company Stock Unit Plan for Directors.

        "Disclosure Letters" means, collectively, the Company Disclosure Letter and the Parent Disclosure Letter.

        "DPA" means the Defense Production Act of 1950, as amended.

        "Employee Stock Purchase Plan" means The Empire District Electric Company Employee Stock Purchase Plan.

        "Environmental Claim" means any Claim against the Company or any Company Subsidiary asserted by any Person alleging liability (including liability for investigatory costs, cleanup costs, natural resources damages, property damages, personal injuries, or penalties) or responsibility arising out of, based on or resulting from (a) the presence or Release of, or exposure to, any Hazardous Materials at any location, or (b) any violation or alleged violation of Environmental Law or any Environmental Permit.

        "Environmental Laws" means all applicable Laws relating to pollution, protection of, or damage to, the environment (including ambient air, surface water, groundwater, land surface, subsurface and sediments), natural resources climate change or human health and safety as it relates to the exposure to Hazardous Materials.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "Financing Failure" means a refusal, for any reason, of the Financing Parties to provide the Financing in full or any other failure, for any reason, of the Financing to be provided in full, in each case, pursuant to, and in accordance with the terms and conditions of, the Debt Letters (or if definitive agreements relating to the Financing have been entered into, pursuant to such agreements).

        "Good Utility Practice" means (a) any of the practices, methods and acts engaged in or approved by a significant portion of the electric generating, transmission or distribution industries or the industry or natural gas distribution, production or transmission industries, as applicable, during the relevant time period or (b) any of the practices, methods or acts that, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition; provided that Good Utility Practice is not intended to be limited to optimum practices, methods or acts to the exclusion of all others but rather to be acceptable practices, methods or acts generally accepted in the geographic location of the performance of such practice, method or act.

        "Governmental Entity" means any U.S. or foreign federal, state, provincial or local governmental authority, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing, including any governmental, quasi-governmental or nongovernmental body administering, regulating, or having general oversight over gas, electricity, power, water, telecommunications, or similar commodity- or service-related markets, or any court, arbitrator, arbitration panel or similar judicial body.

        "Guarantor" means Algonquin Power & Utilities Corp., a corporation organized under the laws of Canada.

        "Hazardous Materials" means (a) petroleum, coal tar and other hydrocarbons and any derivatives or by-products, explosive or radioactive materials or wastes, asbestos in any form and polychlorinated biphenyls and (b) any other chemical, material, substance or waste that is regulated as a pollutant, a contaminant, hazardous or toxic under any Environmental Law.

        "Indebtedness" means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money (other than intercompany indebtedness), (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person evidenced by letters of credit, bankers' acceptances or similar facilities to the extent drawn upon by the counterparty thereto, (d) all capitalized lease obligations of such Person and (d) all guarantees or other assumptions of liability for any of the foregoing.

        "Intellectual Property" means all intellectual property and industrial property rights of any kind or nature, including all U.S. and foreign trademarks, service marks, service names, internet domain names, trade dress and trade names, and all goodwill associated therewith and symbolized thereby, patents and all related continuations, continuations-in-part, divisionals, reissues, reexaminations, substitutions, and extensions thereof, trade secrets, registered and unregistered copyrights and works of authorship, proprietary rights in databases to the extent recognized in any given jurisdiction, and registrations and applications for registration of any of the foregoing.

        "Judgment" means a judgment, order, decree, ruling, writ, assessment or arbitration award of a Governmental Entity of competent jurisdiction.

        "Knowledge" of any Person that is not an individual means, with respect to any matter in question, the actual knowledge of such Person's executive officers.

        "Law" means any domestic or foreign, federal, state, provincial or local statute, law, ordinance, rule, binding administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any Governmental Entity, including the rules and regulations of the NYSE, the FERC, the FCC and the State Commissions.

        "Liberty Utilities" means Liberty Utilities Co., a Delaware corporation, or any successor thereto as the U.S. holding company for the U.S. electric, natural gas and water distribution utility Affiliates of Parent.

        "Merger Consideration" means Thirty-Four United States Dollars ($34.00) in cash.

        "NYSE" means the New York Stock Exchange.

        "Organizational Documents" means any corporate, partnership or limited liability organizational documents, including certificates or articles of incorporation, bylaws, certificates of formation, operating agreements (including limited liability company agreement and agreements of limited partnership), certificates of limited partnership, partnership agreements, shareholder agreements and certificates of existence, as applicable.

        "Parent Material Adverse Effect" means any fact, circumstance, effect, change, event or development that has or would reasonably be expected to have a material and adverse effect on the ability of Parent or Merger Sub to consummate, or that would reasonably be expected to prevent or materially impede, interfere with or delay Parent or Merger Sub's consummation of, the transactions contemplated by this Agreement.

        "Performance-Based Restricted Stock Award" means an award of performance-based restricted shares under either of the Stock Incentive Plans.

        "Permit" means a franchise, license, permit, authorization, variance, exemption, order, registration, clearance or approval of a Governmental Entity.

        "Person" means any natural person, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity.

        "Release" means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface, subsurface and sediments).

        "State Commissions" means the Arkansas Public Service Commission, the Kansas Corporation Commission, the Missouri Public Service Commission and the Oklahoma Corporation Commission.

        "Stock Incentive Plans" means, collectively, The Empire District Electric Company 2015 Stock Incentive Plan and The Empire District Electric Company 2006 Stock Incentive Plan.

        "Subsidiary" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, more than 50% of the equity interests of which) is owned directly or indirectly by such first Person.

        "Tax Return" means all Tax returns, declarations, statements, reports, schedules, forms and information returns and any amended Tax return relating to Taxes.

        "Taxes" means all taxes, customs, tariffs, imposts, levies, duties, fees or other like assessments or charges of a similar nature imposed by a Governmental Entity, together with all interest, penalties and additions imposed with respect to such amounts.

        "Time-Vested Restricted Stock Award" means an award of time-vested restricted shares under either of the Stock Incentive Plans.

        Section 1.02 Other Defined Terms.    In addition to the defined terms set forth in Section 1.01 of this Exhibit A, each of the following capitalized terms has the respective meaning specified in the Section set forth opposite such term below:

Term	Section
Agreement	Preamble
Balance Sheet Date	3.06(b)
Bankruptcy and Equity Exceptions	3.04
Book-Entry Shares	2.02(b)(i)
Burdensome Effect	6.03(c)
Certificate	2.02(b)(i)
Certificate of Merger	1.02
Closing	1.03
Closing Date	1.03
Commitment Letter	4.06
Company	Preamble

Term	Section
Company Acquisition Agreement	5.03(b)
Company Adverse Recommendation Change	5.03(b)
Company Articles	3.01
Company Board	Recitals
Company Board Recommendation	3.04
Company Bylaws	3.01
Company Common Stock	2.01(a)(i)
Company Disclosure Letter	Article III
Company DRIP	5.01(a)(iv)
Company Employee	6.10(a)
Company Financial Advisor	3.20
Company Financial Statements	3.06(a)
Company Indemnified Parties	6.09(a)
Company Intervening Event	5.03(f)(iii)
Company Projections	3.22
Company Reports	3.06(a)
Company Required Consents	3.05(a)
Company Required Statutory Approvals	3.05(b)(iv)
Company Shareholder Approval	3.04
Company Shareholders Meeting	3.04
Company Subsidiaries	3.01
Company Takeover Proposal	5.03(f)(i)
Company Termination Fee	8.02(b)(ii)
Company Union Contracts	3.10
Company Voting Debt	3.03(b)
Confidentiality Agreement	6.02(b)
Consent	3.05(b)
Continuation Period	6.10(a)
Controlled Group Liability	3.09(d)
Debt Letters	4.06
Demand	2.02(i)
DFS Provisions	9.07
Dissenting Stockholders	2.01(a)(i)(y)
Effective Time	1.02
End Date	8.01(b)(i)
Environmental Permits	3.14(a)(ii)
Equity Securities	3.03(b)
Exchange Act	3.05(b)(i)
Excluded Share(s)	2.01(a)(i)(y)
Failed Condition	6.14(a)
FCC	3.05(b)(iv)
FERC	3.05(b)(iv)
Filed Company Contract	3.15(a)
Filing	3.05(b)
Final Order	7.01(b)
Financing	4.06
Financing Parties	5.04(b)
Financing Source Parties	9.07
FPA	3.05(b)(iv)
GAAP	3.06(a)

Term	Section
GCC	1.01
Guarantee	4.11
HSR Act	3.05(b)(ii)
Insurance Policies	3.18
IRS	3.09(b)
Legal Restraint	7.01(c)
Liens	3.02
Maximum Amount	6.09(c)
Merger	1.01
Merger Sub	Preamble
Parent	Preamble
Parent Disclosure Letter	Article IV
Parent Required Consents	4.03(a)
Parent Required Statutory Approvals	4.03(b)(ii)
Parent Termination Fee	8.02(b)(i)
Parties	Preamble
Paying Agent	2.02(a)
Payment Fund	2.02(a)
Performance-Based Restricted Stock Consideration	2.03(b)
Preference Stock	3.03(a)(ii)
Preferred Stock	3.03(a)(iii)
Proceedings	5.02
Proxy Statement	6.01(a)
PUHCA 2005	4.10
Recommendation Change Notice	5.03(c)
Redacted Fee Letter	4.06
Representatives	5.03(a)
Required Consents	4.03(a)
Required Statutory Approvals	4.03(b)(ii)
SEC	3.05(b)(i)
Securities Act	3.05(b)(i)
Substitute Financing	5.04(f)
Superior Company Proposal	5.03(f)(ii)
Surviving Corporation	1.01
Takeover Statute	3.13
Time-Vested Restricted Stock Consideration	2.03(a)
Transaction Litigation	6.04
Utility Subsidiaries	3.19(a)
Willful Breach	8.02(e)

Annex B

February 9, 2016

Board of Directors
The Empire District Electric Company
602 S. Joplin Avenue
Joplin, Missouri 64801
The Board of Directors:

        You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $1.00 per share ("Company Common Stock"), of The Empire District Electric Company (the "Company") of the Consideration (as defined below) to be received by such holders pursuant to the Agreement and Plan of Merger (the "Agreement") to be entered into by the Company, Liberty Utilities (Central) Co. ("Parent") and Liberty Sub Corp., a wholly owned subsidiary of Parent ("Merger Sub"). As more fully described in the Agreement, Merger Sub will be merged with and into the Company (the "Transaction") and each issued and outstanding share of Company Common Stock will be converted into the right to receive $34.00 in cash (the "Consideration"). Algonquin Power & Utilities Corp. ("Acquiror") has provided a guarantee of Parent's obligations under the Agreement. The terms and conditions of the Transaction are more fully specified in the Agreement.

        We have acted as your financial advisor in connection with the Transaction and will receive a fee for our services, a portion of which is contingent upon the approval of the Transaction by the stockholders of the Company and the principal portion of which is contingent upon the consummation of the Transaction. We will also receive a fee upon delivery of this opinion. Our affiliates, employees, officers and partners may at any time own securities (long or short) of the Company, Acquiror and Parent. We have not provided investment banking or other services to the Company unrelated to the Transaction. In the past two years, we advised the Acquiror in connection with two potential merger and acquisition transactions, which did not involve the Company and which were not consummated. We were not paid any fees by the Acquiror in connection with such transactions. In the future, we may provide such services to the Company and the Acquiror and may receive compensation for such services.

        Our opinion does not address the Company's underlying business decision to effect the Transaction or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available with respect to the Company and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote or act with respect to the Transaction or any other matter. At your direction, we have not been asked to, nor do we, offer any opinion as to any terms of the Agreement or any aspect or implication of the Transaction, except for the Consideration to the extent expressly specified herein. We are not expressing any view or opinion with respect to legal, regulatory, tax accounting or similar matters and have assumed, with your consent, and relied upon, without independent verification, the assessments of representatives of the Company with respect to such matters. In rendering this opinion, we have assumed, with your consent, that the Transaction will be consummated in accordance with its terms and that the parties to the Agreement will comply with all the material terms of the Agreement. We also have assumed, with your consent, that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without the imposition of any delay, limitation, restriction, divestiture or condition that would have an adverse effect on the Company or the Transaction.

        In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company; (ii) reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company furnished to us by the Company, including financial forecasts provided to or discussed with us by the management of the Company; (iii) conducted discussions with members of the senior management and representatives of the Company concerning the information described in clauses (i) and (ii) of this paragraph, as well as the business and prospects of the Company generally; (iv) reviewed publicly available financial and stock market data of certain other companies in lines of business that we deemed relevant; (v) reviewed the financial terms of certain other transactions that we deemed relevant; (vi) considered the result of efforts by or on behalf of the Company, including by us at the Company's direction, to solicit indications of interest from third parties with respect to a possible acquisition of the Company; (vii) reviewed the Agreement; (viii) participated in certain discussions and negotiations among representatives of the Company and Acquiror and Parent and their advisors; and (ix) conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

        In connection with our review, we have not assumed any responsibility for independent verification of any of the information supplied to, discussed with or reviewed by us for the purpose of this opinion and have, with your consent, relied on such information being complete and accurate in all material respects. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal. With respect to the financial forecasts referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Company. In addition, with your consent, we have relied on the assessments of the management of the Company as to, among other things, the potential impact on the Company of market, cyclical and other trends in and prospects for, and regulatory matters relating to or affecting, the electric and natural gas utilities industries (including, without limitation, future commodity prices, which are subject to significant volatility, and future rate cases, cost recovery and other regulatory proceedings and determinations), and assumptions of the management of the Company as to such matters which, if different than as provided to us, could have a meaningful impact on our analyses or opinion. We have assumed, with your consent, that there will be no developments with respect to any such matters that would be meaningful in any respect to our analyses or opinion.

        Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing significant volatility and we express no opinion or view as to any potential effects of such volatility on the Company, Acquiror, Parent or the Transaction.

        This opinion is for the use and benefit of the Board of Directors of the Company (in its capacity as such) in its evaluation of the Transaction and may not be disclosed without our prior written consent. This opinion does not address the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors or other constituencies of the Company, other than the fairness of the Consideration from a financial point of view to the holders of Company Common Stock. In addition, we do not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Consideration or otherwise. This opinion was approved by a Moelis & Company LLC fairness opinion committee.

        Based upon and subject to the foregoing, it is our opinion that, as the date hereof, the Consideration to be received by holders of Company Common Stock in the Transaction is fair from a financial point of view to such holders.

Very truly yours,
/s/ Moelis & Company LLC MOELIS & COMPANY LLC

Annex C

SECTION 17-6712 OF THE KANSAS GENERAL CORPORATION CODE

        17-6712. Appraisal rights for shares of stock of constituent corporation in a merger or consolidation; perfection; petition for determination of value of stock of all stockholders, procedure, determination by court.

        (a)   When used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation.

        (b)   (1) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to K.S.A. 17-6701, and amendments thereto, other than a merger effected pursuant to subsection (g) of K.S.A. 17-6701, and amendments thereto, K.S.A. 17-6702, 17-6704, 17-6707, 17-6708 or 17-7703, and amendments thereto, except that: (A) No appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the national association of securities dealers, inc., or held of record by more than 2,000 holders; (B) no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of K.S.A. 17-6701, and amendments thereto.

        (2)   Notwithstanding the provisions of subsections (b)(1)(A) and (b)(1)(B), appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to K.S.A. 17-6701, 17-6702, 17-6704, 17-6707, 17-6708 and 17-7703, and amendments thereto, to accept for such stock anything except:

          (A)  Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect of such shares of stock;

          (B)  shares of stock of any other corporation, or depository receipts in respect of such shares of stock, which shares of stock, or depository receipts in respect of such shares of stock, or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the national association of securities dealers, inc. or held of record by more than 2,000 holders;

          (C)  cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs (A) and (B); or

          (D)  any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs (A), (B) and (C).

        (3)   In the event all of the stock of a subsidiary Kansas corporation party to a merger effected under K.S.A. 17-6703, and amendments thereto, is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Kansas corporation.

        (c)   Any corporation may provide in its articles of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its articles of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the articles of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e), shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to K.S.A. 17-6518 or K.S.A. 17-6703, and amendments thereto, then, either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within 10 days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either: (A) Each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation; or (B) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) and who is otherwise entitled to appraisal rights, may file a petition in the district court demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsection (a) and (d), upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d), whichever is later.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the clerk of the court in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The clerk of the court, if so ordered by the court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by one or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the county in which the court is located or such publication as the court deems advisable. The forms of the notices by mail and by publication shall be approved by the court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the clerk of the court for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the court may dismiss the proceedings as to such stockholder.

        (h)   After determining the stockholders entitled to an appraisal, the court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the court shall take into account all relevant factors. In determining the fair rate of interest, the court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) and who has submitted such stockholder's certificates of stock to the clerk of the court, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The court's decree may be enforced as other decrees in the district court may be enforced, whether such surviving or resulting corporation be a corporation of this state or of any state.

        (j)    The costs of the proceeding may be determined by the court and taxed upon the parties as the court deems equitable in the circumstances. Upon application of a stockholder, the court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock, except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation; provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e), or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the district court shall be dismissed as to any stockholder without the approval of the court, and such approval may be conditioned upon such terms as the court deems just.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex D

Execution Version

GUARANTEE

        THIS GUARANTEE (this "Guarantee") is made as of February 9, 2016, by Algonquin Power & Utilities Corp., a corporation organized under the Laws of Canada ("Guarantor"), in favor of The Empire District Electric Company, a Kansas corporation (the "Company"). Capitalized terms used but not defined herein have the meanings given to such terms in the Merger Agreement (defined below).

        WHEREAS, contemporaneously with the execution and delivery of this Guarantee, Liberty Utilities (Central) Co., a Delaware corporation ("Parent"), and its wholly owned subsidiary Liberty Sub Corp., a Kansas corporation ("Merger Sub"), are entering into that certain Agreement and Plan of Merger, dated as of the date hereof, by and among the Company, Parent, and Merger Sub (as amended, supplemented or otherwise modified from time to time, the "Merger Agreement"); and

        WHEREAS, Parent is an indirect wholly owned subsidiary of Guarantor, and Guarantor shall derive substantial benefit from the transactions contemplated by the Merger Agreement and is executing and delivering this Guarantee to induce the Company to enter into the Merger Agreement.

        NOW, THEREFORE, in consideration of the execution of the Merger Agreement by the Company and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

        1.    Guarantee.     Guarantor hereby unconditionally and irrevocably guarantees to the Company the full and prompt payment and performance, when due, of all obligations of Parent under the Merger Agreement (collectively, the "Obligations").

        2.    Nature of Guarantee.     This is an unconditional guarantee of payment and performance and not merely of collection, and a separate action or actions may be brought against Guarantor to enforce this Guarantee, irrespective of whether any action is brought against Parent or whether Parent is joined in any such action or actions. The Company shall not be obligated to file any claim relating to the Obligations in the event that Parent or Merger Sub becomes subject to any bankruptcy, reorganization or similar proceeding, and the failure of the Company to so file shall not affect Guarantor's obligations hereunder.

        3.    Payment or Performance.     In the event of any failure by Parent to pay or perform any Obligation when due in accordance with the terms of the Merger Agreement, Guarantor hereby agrees that, upon receipt of written notice from the Company of such failure, Guarantor shall promptly (but in any event within five (5) Business Days following such notice) pay or perform such Obligation in accordance with the terms of the Merger Agreement; provided, however, that Guarantor shall not be required to pay or perform any Obligation while the validity or existence of such Obligation is being disputed in good faith by Parent in accordance with the terms of the Merger Agreement. All sums payable by Guarantor hereunder shall be paid in United States currency in immediately available funds. In furtherance of the foregoing, the Guarantor acknowledges that the Company may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantor to enforce this Guarantee for such amount, regardless of whether any action is brought against Parent or Merger Sub or whether Parent or Merger Sub is joined in any such action.

        4.    Reinstatement.     This Guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time any of the amounts paid to the Company, in whole or in part, are rescinded, required to be repaid or otherwise must be returned for any reason whatsoever, all as if such payments had not been made.

        5.     Certain Waivers.

          (a)   Guarantor agrees that the obligations of Guarantor hereunder shall not be released, modified or discharged, in whole or in part, by: (i) any change in the time, manner or place of payment or performance of any of the Obligations, or any other amendment or waiver of, or any consent to departure from, any of the terms of the Obligations or of the Merger Agreement; (ii) any release or amendment or waiver of, or consent to departure from, any other guarantee or other credit support document, or any exchange, release or non-perfection of any collateral, security or other credit support for the Obligations; (iii) the failure or delay of the Company to enforce any right or remedy against Parent, Merger Sub Guarantor, or any other Person; (iv) the adequacy of any other means the Company may have of obtaining payment or performance of the Obligations; (v) any change in the corporate existence, structure or ownership of Parent or Guarantor; (vi) any voluntary or involuntary insolvency, bankruptcy, reorganization, liquidation, dissolution, receivership, marshaling of assets, assignment for the benefit of creditors or other similar proceeding affecting Parent or Merger Sub or any other Person now or hereafter liable with respect to the Obligations (vii) any change in the applicable Law of any jurisdiction; or (viii) any other act or omission that may vary the risk of or to Guarantor or otherwise operate as a discharge of Guarantor as a matter of law or equity, other than the indefeasible payment or performance of the Obligations in accordance with their terms.

          (b)   Guarantor hereby expressly waives (i) any and all rights or defenses arising by reason of any Law that would otherwise require any election of remedies by the Company; (ii) promptness, diligence, notice of the acceptance of this Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any Obligations incurred and all other notices of any kind, other than notices expressly required to be given under the Merger Agreement or this Guarantee; (iii) any and all defenses which may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect; (iv) any right to require the marshaling of assets of Parent, Merger Sub or of any other Person; (v) all rights of subrogation, indemnification, reimbursement, exoneration or contribution (whether arising by contract or operation of law or in equity, including, without limitation, any such right under bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights) arising prior to the satisfaction in full of the Obligations; and (vi) all suretyship defenses generally.

          (c)   Notwithstanding any other provision hereof, Guarantor hereby reserves to itself all rights, defenses and counterclaims to which Parent is entitled under the Merger Agreement, other than (i) defenses arising out of any bankruptcy, insolvency, or similar proceedings affecting Parent or its assets, and (ii) defenses arising from any lack of authority of Parent to enter into or perform its obligations under the Merger Agreement or any other agreement or instrument referred to therein. All limitations on the liability of Parent expressly set forth in the Merger Agreement shall apply equally to limit the liability of Guarantor hereunder, and shall constitute a single limitation on the combined liability of Parent under the Merger Agreement and of Guarantor under this Guarantee.

        6.    Representations and Warranties.     Guarantor hereby represents and warrants to the Company that:

          (a)   Guarantor is a corporation, duly organized, validly existing and in good standing under the Laws of Canada and has all necessary corporate power and authority to enter into and carry out its obligations hereunder.

          (b)   The execution, delivery and performance of this Guarantee by Guarantor have been duly authorized by all necessary action of Guarantor, and Guarantor has duly executed and delivered this Guarantee. This Guarantee constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except as such enforcement may be affected by applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance, and other similar laws affecting creditors' rights generally.

          (c)   The execution, delivery and performance of this Guarantee do not (i) conflict with, or result in any violation of any provision of, the Organizational Documents of Guarantor, (ii) conflict with, result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of a material benefit under any material Contract to which Guarantor is a party or by which any of its properties or assets is bound or under any material Permit applicable to the business of Guarantor, or (iii) conflict with, or result in any violation of any provision of, any Judgment or Law, in each case, applicable to Guarantor or its properties or assets.

          (d)   All Consents required to be obtained from, and all Filings required to be made with, any Governmental Entity necessary for the due execution, delivery and performance of this Guarantee by Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any Governmental Entity is required in connection with the execution, delivery or performance of this Guarantee.

        7.    Notices.     All notices and other communications under this Guarantee shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt by other than automatic means, whether electronic or otherwise), (b) when sent by facsimile or email (with written confirmation of transmission) or (c) one (1) Business Day following the day sent by an internationally recognized overnight courier (with written confirmation of receipt), in each case, at the following addresses or facsimile numbers (or to such other address or facsimile number as Guarantor or the Company, as the case may be, may have specified by notice given to the other pursuant to this provision):

  If to Guarantor:

  Algonquin Power & Utilities Corp.
  354 Davis Rd, Suite 100
  Oakville, Ontario, Canada L6J 2X1
  Attention: Chief Executive Officer
  Fax: (905) 465-4514

  with a copy to:

  Algonquin Power & Utilities Corp.
  354 Davis Rd, Suite 100
  Oakville, Ontario, Canada L6J 2X1
  Attention: Chief General Counsel
  Fax: (905) 465-4540

  and with a copy (which shall not constitute notice) to:

  Husch Blackwell LLP
  4801 Main Street, Suite 1000
  Kansas City, Missouri 64112
  Attention: James G. Goettsch
  Fax: (816) 983-8080

  If to the Company:

  The Empire District Electric Company
  602 S. Joplin Avenue
  Joplin, Missouri 64801

  Attn: Chief Executive Officer
  Facsimile: (417) 625-5169

  with a copy (which shall not constitute notice) to:

  Cahill Gordon & Reindel LLP
  80 Pine Street
  New York, New York 10005
  Attn: Michael Sherman
  Facsimile: (212) 378-2598

        8.    Cumulative Rights.     Each right, remedy and power hereby granted to the Company or allowed it by Law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Company at any time or from time to time.

        9.    Waiver and Amendment.     No failure on the part of the Company to exercise, and no delay by the Company in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Company of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. This Guarantee may be amended only by an instrument in writing executed by Guarantor and the Company.

        10.    Assignment.     Neither this Guarantee nor any of the rights, interests or obligations under this Guarantee shall be assigned, in whole or in part, by operation of law or otherwise, by Guarantor without the prior written consent of the Company, or by the Company without the prior written consent of Guarantor. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Guarantee shall be binding on Guarantor, its successors and permitted assigns, and shall inure to the benefit of, and be enforceable by, the Company and its successors and permitted assigns.

        11.    Parties in Interest.     This Guarantee is solely for the benefit of the Company and its successors and permitted assigns, and is not intended to, and shall not, confer any rights or remedies upon any other Person.

        12.    Severability.     Any term or provision of this Guarantee that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

        13.    Governing Law.     This Guarantee, and all Claims or causes of action (whether in contract or in tort or otherwise, or whether at law (including at common law or by statute) or in equity) that may be based on, arise out of or relate to this Guarantee or the negotiation, execution, performance or subject matter hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

        14.    Submission to Jurisdiction.     All Claims arising from, under or in connection with this Guarantee shall be raised to and exclusively determined by the Court of Chancery of the State of Delaware or, if such court disclaims (or does not have) jurisdiction, the U.S. District Court for the District of Delaware, to whose jurisdiction and venue Guarantor and (by acceptance of this Guarantee) the Company unconditionally consent and submit. Guarantor and (by acceptance of this Guarantee) the Company hereby irrevocably and unconditionally waives any objection to the laying of venue of Claim arising out of this Guarantee in such courts and hereby further irrevocably and unconditionally waives and agree not to plead or claim in any such court that any such Claim brought in any such court has been brought in an inconvenient forum. Guarantor further agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 7 hereof shall be effective service of process for any Claim brought against it in any such court.

        15.    Waiver of Jury Trial.     GUARANTOR AND (BY ACCEPTANCE OF THIS GUARANTEE) THE COMPANY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS GUARANTEE.

        16.    Counterparts.     This Guarantee may be executed in one or more counterparts (including by means of facsimile or email in.pdf format), all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by Guarantor and delivered to the Company, and by the Company and delivered to Guarantor.

[Signature pages follow]

        IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed and delivered as of the date first written above by its officers thereunto duly authorized.

ALGONQUIN POWER & UTILITIES CORP.
By:	/s/ IAN ROBERTSON
	Name:	Ian Robertson
	Title:	Chief Executive Officer
By:	/s/ DAVID BRONICHESKI
	Name:	David Bronicheski
	Title:	Chief Financial Officer

Signature Page to Guarantee

ACCEPTED BY:

THE EMPIRE DISTRICT ELECTRIC COMPANY

By:	/s/ BRAD BEECHER
	Name:	Brad Beecher
	Title:	President and Chief Executive Officer

Signature Page to Guarantee

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION 602 S. Joplin Avenue Joplin, Missouri 64801 PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION VOTE BY INTERNET – www.proxyvote.com [or scan the QR Barcode above] Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on [ ] [ ], 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on [ ] [ ], 2016. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it (so that it is received on or before 11:59 P.M. Eastern Time on [ ] [ ], 2016) in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [ ]-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE EMPIRE DISTRICT ELECTRIC COMPANY THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ALL ITEMS. The Board of Directors recommends you vote FOR the proposals 1, 2 and 3: For Against Abstain 1. To approve the Agreement and Plan of Merger, dated as of February 9, 2016, which is referred to as the merger agreement, by and among The Empire District Electric Company, Liberty Utilities (Central) Co. (“Liberty Central”) (an indirect subsidiary of Algonquin Power & Utilities Corp.) and Liberty Sub Corp., a wholly owned direct subsidiary of Liberty Central.

2. To approve any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the merger agreement at the time of the special meeting. 3. To approve, on a nonbinding, advisory basis, compensation that will or may become payable by The Empire District Electric Company to its named executive officers in connection with the merger. NOTE: In their discretion, the proxies are also authorized to vote on any other business that may properly come before the special meeting or any adjournment or postponement of the special meeting. Yes No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PRELIMINARY Special Meeting of Shareholders [ ] [ ], 2016, [ ], local time [ADDRESS] Shareholders who do not present a photo ID or verification of ownership may not be admitted to the meeting. Attached below is your proxy card for the Special Meeting of Shareholders of The Empire District Electric Company. You may vote by Telephone, by Internet, or by Mail. To vote by Telephone or Internet, see instructions on reverse side. To vote by Mail, please return your proxy in the enclosed Business Reply Envelope. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement are available at www.proxyvote.com. — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — [ ]-TBD THE EMPIRE DISTRICT ELECTRIC COMPANY Proxy for Special Meeting of Shareholders, [Date TBD] THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE EMPIRE DISTRICT ELECTRIC COMPANY The undersigned hereby constitutes and appoints each of Bradley P. Beecher, Laurie A. Delano and Dale W. Harrington attorneys and proxies of the undersigned, with full power of substitution to each attorney and substitute, for and in the name of the undersigned to appear and vote all shares of Common Stock of The Empire District Electric Company that the undersigned is entitled to vote at the Special Meeting of Shareholders of The Empire District Electric Company to be held on [ ] [ ], 2016, at [ ], local time, and at any and all adjournments thereof, with all powers the undersigned would have if personally present, hereby revoking all proxies previously given. If shares are held under The Empire District Electric Company Employee 401(k) Plan and ESOP (the “Plan”), then this proxy card, when signed and returned, or your telephone or internet proxy, will constitute voting instructions to the Plan trustee or its designee on all matters properly coming before the special meeting or any adjournments or postponements thereof. The Plan trustee or its designee will vote the shares that you have the right to vote in accordance with your voting instructions, provided that your voting instructions are received by [ ] Eastern Time on [ ] [ ], 2016. If your voting instructions are not received by the deadline, or if you do not submit voting instructions, the shares that you have the right to vote will be voted by the plan trustee in the same proportion as the shares held by the plan for which the plan trustee has received voting directions from other plan participants, unless it determines that it is required to vote the shares in another manner in order to comply with its fiduciary responsibilities to plan participants. Continued and to be signed on reverse side